UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04391

Old Mutual Funds II
(Exact name of registrant as specified in charter)
________

4643 South Ulster Street, Suite 600
Denver, CO 80237
(Address of principal executive offices)

Julian F. Sluyters
4643 South Ulster Street, Suite 600, Denver, CO 80237
(Name and address of agent for service)

Copies to:

Matthew R. DiClemente, Esq.	Kathryn L. Santoro, Esq.
Stradley Ronon Stevens & Young, LLP	Old Mutual Capital, Inc.
2600 One Commerce Square	4643 South Ulster Street, Suite 700
Philadelphia, PA 19103	Denver, CO 80237
(215) 564-8173	(720) 200-7600

Registrant’s telephone number, including area code: 1-888-772-2888

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

Item 1.	Reports to Stockholders.

[OLD MUTUAL LOGO]
          Funds II

                                                         Old Mutual Funds II

                                                           ANNUAL REPORT

                                                           March 31, 2011

Equity Funds
____________

Old Mutual Analytic U.S. Long/Short Fund

Old Mutual Barrow Hanley Value Fund

Old Mutual Focused Fund

Old Mutual Heitman REIT Fund

Old Mutual Large Cap Growth Fund

Old Mutual Strategic Small Company Fund

Old Mutual TS&W Mid-Cap Value Fund

Old Mutual TS&W Small Cap Value Fund

Fixed-Income Funds
__________________

Old Mutual Barrow Hanley Core Bond Fund

Old Mutual Cash Reserves Fund

Old Mutual Dwight High Yield Fund

Old Mutual Dwight Intermediate Fixed Income Fund

Old Mutual Dwight Short Term Fixed Income Fund

TABLE OF CONTENTS

About This Report                                                                                            1

Message to Shareholders                                                                                      4

Management Overview and Schedules of Investments

Equity Funds

   Old Mutual Analytic U.S. Long/Short Fund
      Class Z (OBDEX), Class A (OADEX), Institutional Class (OISLX)                                          5

   Old Mutual Barrow Hanley Value Fund
      Class Z (OBFOX), Class A (OAFOX), Institutional Class (OIBHX)                                         13

   Old Mutual Focused Fund
      Class Z (OBFVX), Class A (OAFCX), Institutional Class (OIFCX)                                         18

   Old Mutual Heitman REIT Fund
      Class Z (OBRTX), Class A (OARTX), Institutional Class (OIHRX)                                         23

   Old Mutual Large Cap Growth Fund
      Class Z (OLCPX), Class A (OLGBX), Institutional Class (OILLX)                                         28

   Old Mutual Strategic Small Company Fund
      Class Z (OSSCX), Class A (OSSAX), Institutional Class (OISSX)                                         34

   Old Mutual TS&W Mid-Cap Value Fund
      Class Z (OTMZX), Class A (OTMAX), Institutional Class (OTMIX)                                         46

   Old Mutual TS&W Small Cap Value Fund
      Class Z (OSMVX), Class A (OACVX), Institutional Class (OICVX)                                         52

Fixed-Income Funds

   Old Mutual Barrow Hanley Core Bond Fund
      Institutional Class (OCBIX)                                                                           59

   Old Mutual Cash Reserves Fund
      Class Z (OBCXX), Class A (OCAXX), Institutional Class (OCIXX)                                         66

   Old Mutual Dwight High Yield Fund
      Institutional Class (ODHYX)                                                                           70

   Old Mutual Dwight Intermediate Fixed Income Fund
      Class Z (OBFJX), Class A (OAFJX), Class C (OCIRX), Institutional Class (OIDIX)                        75

   Old Mutual Dwight Short Term Fixed Income Fund
      Class Z (OBCPX), Class A (OIRAX), Class C (OIRCX), Institutional Class (OIDSX)                        83

TABLE OF CONTENTS - concluded

Statements of Assets & Liabilities                                                                          92

Statements of Operations                                                                                    98

Statements of Changes in Net Assets                                                                        104

Statement of Cash Flows                                                                                    110

Financial Highlights                                                                                       111

Notes to Financial Statements                                                                              117

Report of Independent Registered Public Accounting Firm                                                    140

Notice to Shareholders                                                                                     141

Proxy Voting and Portfolio Holdings                                                                        142

Fund Expenses Example                                                                                      143

Board of Trustees and Officers of the Trust                                                                145

Board Review and Approval of Investment Management
and Sub-Advisory Agreements                                                                                147

ABOUT THIS REPORT

HISTORICAL RETURNS
____________________________________________________________________________________________________________________________________

All total returns mentioned in this report account for the change in a Fund's per-share price, and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund dividends and distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 888-772-2888 or visit oldmutualfunds.com for performance results current to the most recent month-end.

Performance without load assumes that no front-end or contingent deferred sales charge was applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge was applied to the extent applicable.
Each of the Funds, except the Old Mutual Barrow Hanley Core Bond Fund and Old Mutual Dwight High Yield Fund, offers Class A, Class
Z and Institutional Class shares. The Old Mutual Dwight Intermediate Fixed Income Fund and Old Mutual Dwight Short Term Fixed
Income Fund also offer Class C shares. The Old Mutual Barrow Hanley Core Bond Fund and Old Mutual Dwight High Yield Fund offer
Institutional Class shares only. Class A shares have a current maximum up-front sales charge of 5.75% (4.75% for Old Mutual Dwight
Intermediate Fixed Income Fund, 3.00% for Old Mutual Dwight Short Term Fixed Income Fund and none for Old Mutual Cash Reserves
Fund) and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of 1.00% (0.75% for Old Mutual Dwight Short Term Fixed Income Fund) and will be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

FUND DATA
____________________________________________________________________________________________________________________________________

This report reflects views, opinions, and Fund holdings as of March 31, 2011, the end of the report period, and these views and opinions are subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or of the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of March 31, 2011 are included in each Fund's Schedule of Investments. There is no assurance that the securities purchased remain in a Fund or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are risks associated with small- and mid-capitalization investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the real estate sector has been among the most volatile sectors in the market. Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. High-yield bonds involve a greater risk of default and price volatility than U.S. government and other higher-quality bonds. An investment in a Fund is not a bank deposit or other obligation, or guaranteed by a depository institution. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any
other government agency.

Certain Funds utilize call options, short selling and derivatives as part of their investment strategy. Call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors.
There are risks associated with short selling, including the risk that a Fund may have to cover the short position at a higher price than the short price, resulting in a loss. A Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. By engaging in certain derivative strategies or investing the proceeds received from selling securities sold short, a Fund is employing leverage, which creates special risks. The use of leverage may increase the
Fund's exposure to long equity positions and make any change in the Fund's net asset value greater than without the use of leverage, which could result in increased volatility of returns. Derivatives are often more volatile than other investments and may magnify a Fund's gains or losses. A Fund could be negatively affected if the change in market value of the securities fails to correlate with the value of the derivative purchased or sold.

                                                                 1

ABOUT THIS REPORT - concluded

COMPARATIVE INDEXES
____________________________________________________________________________________________________________________________________

The comparative indexes discussed in this report are meant to provide a basis for comparing the Funds' performance against specific securities indexes. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions and with the exception of the Lipper Money Market Funds Average, each index does not reflect the cost of managing a mutual fund.
The Lipper Money Market Funds Average is an average of managed mutual funds, thus performance of this index includes the underlying funds' management costs. The Funds may significantly differ in holdings and composition from an index. Individuals cannot invest directly in an index.

Barclays Capital U.S. Aggregate Bond Index

The unmanaged Barclays Capital U.S. Aggregate Bond Index is a widely recognized measure of the aggregate bond market. The index is market-value weighted inclusive of accrued interest.

Barclays Capital U.S. Corporate High-Yield Bond Index

The unmanaged Barclays Capital U.S. Corporate High-Yield Bond Index is a portfolio of corporate bonds constructed with a rules-based methodology to mirror the U.S. high-yield debt market. Performance data for the index includes reinvested income.

Barclays Capital U.S. Intermediate Aggregate Bond Index

The unmanaged Barclays Capital U.S. Intermediate Aggregate Bond Index is an index of fixed-income securities with medium-term durations. The index is market-value weighted inclusive of accrued interest.

BofA Merrill Lynch 1-3 Year U.S. Treasury Index

The unmanaged BofA Merrill Lynch 1-3 Year U.S. Treasury Index is a capitalization-weighted basket of all outstanding U.S. Treasury notes and bonds having between one and three years remaining term to maturity and a minimum of $1 billion outstanding.

Lipper Money Market Funds Average

The Lipper Money Market Funds Average is an average of managed mutual funds that invest in high-quality financial instruments rated in the top two grades, with dollar-weighted average maturities of less than 90 days. The Lipper Money Market Funds Average represents the average performance of 281 mutual funds (as of March 31, 2011) classified by Lipper, Inc. in the Money Market category.

Russell 1000® Growth Index

The unmanaged Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index

The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Growth Index

The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates.

                                                                 2

Russell 2000® Value Index

The unmanaged Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Value Index

The unmanaged Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Standard & Poor's 500

The unmanaged Standard & Poor's 500 ("S&P 500") is a market-value-weighted index that measures the performance of large-capitalization common stocks across all major industries.

Wilshire U.S. Real Estate Securities Index

The unmanaged Wilshire U.S. Real Estate Securities Index is a market-weighted capitalization index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies, and partnerships. This index is float adjusted.

Index returns and statistical data included in this report are provided by Bloomberg, Lipper and Factset.

                                                                 3

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

During the timeframe covered in this report, the world has seen significant events of huge proportion. At the beginning of the period, April 2010, the oil spill in the Gulf of Mexico that continued to flow for three long months had a dramatic negative impact on stocks here in the U.S. More recently, we have witnessed the devastating effects of the tragic natural disasters in Japan, as well as the escalating violence in the Middle East and North Africa. Interestingly though, these most recent events have translated to barely a blip in U.S. market performance.

Here at home, the second quarter of 2010 in particular was characterized by worry over our economic future, as the market sold off companies that in other periods would have been relative winners. The summer months that followed experienced pronounced volatility with correlations spiking to all-time highs as fears of a double-dip recession cast an omnipresent shadow over all the markets. It wasn't until August, when the U.S. Federal Reserve Board announced a second round of quantitative easing, that investors once again embraced riskier assets such as high-yield bonds and equities. Since that time, equity prices have continued to move up broadly and strongly despite the major headwinds of the recent events in Japan, the Middle East and North Africa.

As we reflect on the first few months of 2011, it seems that nothing can dampen the spirit and risk appetite of investors -
despite the continued evidence of an anemic market recovery, continued weakness in the housing market, and the concern over the quantitative easing set to expire in June. Furthermore, the near-record level of large-company corporate profits suggests to some that an improvement in employment and healthy corporate investments are on the horizon.

As we head into the remainder of the year, Old Mutual Capital and the sub-advisers to your Funds will closely monitor and evaluate the economic environment as we manage the money with which you have entrusted us. As always, we are grateful for your support and will continue to work diligently to enhance your experience as an investor in the Old Mutual Funds II portfolios. Please do not hesitate to contact us if there is anything we can do to better serve you. Feel free to contact me directly at
President@oldmutualcapital.com, or please see the back cover of this report for other contact information.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Funds II

                                                                 4

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Analytic Investors, LLC

Q. How did the Fund perform relative to its benchmark?

A. For the fiscal year ended March 31, 2011, the Old Mutual Analytic U.S. Long/Short Fund (the "Fund") underperformed its benchmark, the S&P 500 (the "Index"). The Fund's Class Z shares posted a 13.66% return versus a 15.65% return for the Index.
   Performance for all share classes can be found on page 7.

Q. What investment environment did the Fund face during the past period?

A. All in all, the U.S. markets posted strong returns for the annual period as a whole; however, this was not without a few dips along the way. Equities were down significantly during the beginning of the fiscal period as investors got rattled due to a wide range of macroeconomic worries. The sell-off began in late April 2010 when fears of Greece and other European countries defaulting on their sovereign debt sent investors scurrying for less-risky assets. In June, equity prices fell further as stagnant job growth, falling consumer spending, and anemic residential housing sales fueled fears that the U.S. economic recovery might stall. However, these losses were virtually erased in September, the end of the first half of the fiscal period.

   The second half of the fiscal period kicked off with a strong market rally. President Obama ended 2010 with a two-year extension of the Bush-era tax rates, handing the economy an $858 billion year-end tax-package surprise. U.S. Federal Reserve Board Chairman
   Ben Bernanke announced a second round of quantitative easing, thus helping to keep the markets, and investor confidence, in positive territory during the last quarter of the fiscal period. The final few months of the annual period were marked by tension between rising corporate profits and improving economic fundamentals in the U.S., turmoil in the Middle East, and significant natural disasters in Japan. Corporate profits continued to climb, although at a slower pace than seen previously. And, while there was a significant amount of turmoil in Egypt, Libya and other Middle Eastern countries, the impact of these events on U.S.
   markets tended to be short-lived. Furthermore, the earthquake and tsunami in Japan, and subsequent nuclear reactor issues, also had a short-lived impact on U.S. markets.

Q. Which market factors influenced the Fund's relative performance?

A. The investment process of Analytic Investors, LLC ("Analytic") is based on the premise that investor behavior changes, but changes slowly, and is fairly persistent from month to month. An emphasis on companies with attractive predicted cash-flow-
   to-price ratios, relative earnings yield, and price momentum contributed positively to performance, as these factors were rewarded by investors over the course of the fiscal year. However, positive tilts toward companies with above-average profit margins, return on assets and historical earnings-to-price ratios detracted from overall performance, as these characteristics were penalized by investors over the period. A de-emphasis on companies with attractive analyst dispersion, growth in market and
   Consumer Price Index beta contributed positively to performance as investors penalized these measures during the period. On the other hand, negative tilts on companies with above-average projected-earnings growth, growth in equity and duration beta detracted from performance, as these characteristics were rewarded during the period.

Q. How did portfolio composition affect Fund performance?

A. Stock selection within the energy, health care, and telecommunications sectors contributed positively to the Fund's performance, while stock selection in the consumer staples, consumer discretionary, and utilities sectors detracted from the Fund's performance.

Performance Highlights

o  For the fiscal year ended March 31, 2011, the Old Mutual Analytic U.S. Long/Short Fund underperformed its benchmark, the S&P
   500. The Fund's Class Z shares posted a 13.66% return versus a 15.65% return for the Index.

o  Stock selection within the energy, health care, and telecommunications sectors contributed positively to the Fund's performance, while stock selection in the consumer staples, consumer discretionary, and utilities sectors detracted from the Fund's performance.

o  Long positions in energy company ConocoPhillips, petrochemical company Chevron, and technology provider Cognizant Technology
   Solutions contributed positively to the Fund's performance.

o  Among those stocks that detracted from performance were supermarket operator SUPERVALU, biotechnology medicine company Amgen, and online recruiting company Monster Worldwide (no longer a Fund holding).

                                                                                                      Analytic U.S. Long/Short Fund

                                                                 5

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Analytic Investors, LLC

Top Ten Holdings
as of March 31, 2011†

Chevron                                                                     4.0%
___________________________________________________________________________________

ConocoPhillips                                                              4.0%
___________________________________________________________________________________

Citigroup                                                                   3.8%
___________________________________________________________________________________

Amgen                                                                       3.6%
___________________________________________________________________________________

Lockheed Martin                                                             3.4%
___________________________________________________________________________________

Prudential Financial                                                        3.4%
___________________________________________________________________________________

Cardinal Health                                                             3.1%
___________________________________________________________________________________

Marathon Oil                                                                3.0%
___________________________________________________________________________________

Coca-Cola Enterprises                                                       2.9%
___________________________________________________________________________________

Viacom, Cl B                                                                2.7%
___________________________________________________________________________________

As a % of Total
Fund Investments*                                                          33.9%
___________________________________________________________________________________

*  Top ten holdings are all long positions.
†  Excludes short-term affiliated mutual fund.

   Long positions in energy company ConocoPhillips, petrochemical company Chevron, and technology provider Cognizant Technology
   Solutions contributed positively to the Fund's performance. During the period, shares of ConocoPhillips, a Houston-based integrated energy corporation, went up on the announcement that it had completed the sale of its 9% interest in Syncrude Canada to Sinopec Shanghai Petrochemical, a major petroleum company in China. Chevron was also among the top contributors over the twelve month period. The company's shares rose toward the end of the period on news that Chevron, together with Statoil ASA and
   Exxon Mobil, received permits to begin drilling a deep-water well in the Gulf of Mexico. Cognizant Technology Solutions announced toward the end of the period that it was selected by Volvo to provide finance and accounting services to the automaker, as well as to help improve Volvo's service delivery and cost effectiveness.

   Among those stocks that detracted from performance were supermarket operator SUPERVALU, biotechnology medicine company Amgen, and online recruiting company Monster Worldwide (no longer a Fund holding). During the period, one of the largest detractors to performance was a long position in SUPERVALU. Shares of the company fell toward the middle of the fiscal period on news the company, which owns large supermarket chains including Albertsons and Shaws, reported declining same-store sales for the eleventh straight quarter. A long position in Amgen hurt performance during the period as shares fell on the announcement that a medical trial the company was conducting did not meet its primary objective of showing an improvement in survival of patients with lung cancer. Among the worst performing stocks was a short position in Monster Worldwide. During the period, shares of Monster
   Worldwide grew on the announcement that jobless claims declined in November. Also, with more signs indicating that the economy was recovering, Monster Worldwide saw large increases in renewals and new customers.

Q. What is the investment outlook for the U.S. equity market?

A. Analytic intends to emphasize stocks with attractive cash-flow-to-price and predicted earnings-to-price ratios. Analytic also intends to focus on select companies with above-average price momentum, while de-emphasizing companies with higher-than-average analyst dispersion. Analytic further anticipates continuing to move away from companies with above-average insider selling.

   Analytic's process is based on the fundamental belief that there is persistency in the types of characteristics investors prefer.
   If this holds going forward, the Fund should benefit from being properly positioned toward stocks with characteristics favored by investors.

Analytic U.S. Long/Short Fund

                                                                 6

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2011

____________________________________________________________________________________________________________________________________

                                                                               Annualized       Annualized       Annualized
                                                    Inception       1 Year       5 Year           10 Year         Inception
                                                      Date          Return       Return           Return           to Date
____________________________________________________________________________________________________________________________________

Class Z*                                             07/01/93       13.66%        1.25%            2.33%             7.98%
Class A with load                                    07/31/03        6.79%       (0.21)%            n/a              4.03%
Class A without load                                 07/31/03       13.29%        0.97%             n/a              4.84%
Institutional Class                                  12/20/06 (1)   14.07%         n/a              n/a             (1.73)%
S&P 500                                              07/01/93       15.65%        2.62%            3.29%             8.35%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

*   Data prior to January 11, 2002 includes performance of a predecessor fund. The predecessor fund was managed by Analytic
    Investors, LLC and had investment goals, strategies and policies that were substantially similar to the Fund.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to February 2006, the Fund did not take short positions as part of its main investment strategies and the Fund's performance prior to February 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 27, 2010 prospectus as supplemented through December 21, 2010) are 1.23% and 1.28%; 1.97% and 1.53%; and 1.18% and 1.09%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Analytic U.S. Long/Short Fund, Class Z	S&P 500
3/31/01	10,000	10,000
3/31/02	10,252	10,024
3/31/03	7,296	7,542
3/31/04	9,813	10,191
3/31/05	10,647	10,873
3/31/06	11,835	12,148
3/31/07	14,408	13,585
3/31/08	13,331	12,895
3/31/09	8,011	7,984
3/31/10	11,079	11,957
3/31/11	12,593	13,828

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2001 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings* as of March 31, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	9.9%
Consumer Discretionary	9.4%
Consumer Staples	7.7%
Energy	12.1%
Financials	12.3%
Health Care	11.7%
Industrials	10.1%
Information Technology	16.6%
Materials	2.7%
Telecommunication Services	4.3%
U.S. Treasury Obligations	1.3%
Utilities	1.9%

* sector weightings include only long positions.

                                                                 7

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2011

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 104.4%                                                      Commercial Banks-Eastern US - 0.1%
Aerospace/Defense - 4.0%                                                   CIT Group* (B)                                 1,655   $         70
Lockheed Martin (B)                           23,771   $      1,911                                                               ______________
                                                       ______________
                                                                           Total Commercial Banks-Eastern US                                70
Total Aerospace/Defense                                       1,911        _____________________________________________________________________
_____________________________________________________________________
                                                                           Commercial Services-Finance - 0.2%
Airlines - 1.6%                                                            Western Union                                  5,175            107
United Continental Holdings*                  34,419            791                                                               ______________
                                                       ______________
                                                                           Total Commercial Services-Finance                               107
Total Airlines                                                  791        _____________________________________________________________________
_____________________________________________________________________
                                                                           Computer Services - 5.9%
Applications Software - 2.0%                                               Cognizant Technology Solutions, Cl A* (B)     17,656          1,437
Microsoft                                     37,624            954        International Business Machines (B)            8,609          1,404
                                                       ______________                                                             ______________

Total Applications Software                                     954        Total Computer Services                                       2,841
_____________________________________________________________________      _____________________________________________________________________

Auto/Truck Parts & Equipment-Original - 1.3%                               Computers - 5.7%
TRW Automotive Holdings*                      11,351            625        Apple* (B)                                     3,927          1,369
                                                       ______________      Dell*                                         94,096          1,365
                                                                                                                                  ______________
Total Auto/Truck Parts &
   Equipment-Original                                           625        Total Computers                                               2,734
_____________________________________________________________________      _____________________________________________________________________

Auto-Cars/Light Trucks - 0.6%                                              Containers-Metal/Glass - 0.6%
Ford Motor*                                   18,108            270        Crown Holdings*                                7,183            277
                                                       ______________                                                             ______________

Total Auto-Cars/Light Trucks                                    270        Total Containers-Metal/Glass                                    277
_____________________________________________________________________      _____________________________________________________________________

Beverages-Non-Alcoholic - 3.6%                                             Cosmetics & Toiletries - 0.4%
Coca-Cola                                      1,086             72        Procter & Gamble                               3,417            211
Coca-Cola Enterprises* (B)                    60,798          1,659                                                               ______________
                                                       ______________
                                                                           Total Cosmetics & Toiletries                                    211
Total Beverages-Non-Alcoholic                                 1,731        _____________________________________________________________________
_____________________________________________________________________
                                                                           Cruise Lines - 0.3%
Building & Construction Products-Miscellaneous - 2.3%                      Royal Caribbean Cruises*                       3,064            126
Owens Corning* (B)                            31,300          1,127                                                               ______________
                                                       ______________
                                                                           Total Cruise Lines                                              126
Total Building & Construction                                              _____________________________________________________________________
   Products-Miscellaneous                                     1,127
_____________________________________________________________________      Diversified Banking Institutions - 5.4%
                                                                           Citigroup* (B)                               493,167          2,180
Cable/Satellite TV - 2.9%                                                  JPMorgan Chase                                 9,380            432
DIRECTV, Cl A*                                29,948          1,402                                                               ______________
                                                       ______________
                                                                           Total Diversified Banking Institutions                        2,612
Total Cable/Satellite TV                                      1,402        _____________________________________________________________________
_____________________________________________________________________
                                                                           Diversified Manufacturing Operations - 0.7%
Cellular Telecommunications - 2.6%                                         General Electric                              16,673            334
MetroPCS Communications* (B)                  76,326          1,240                                                               ______________
                                                       ______________
                                                                           Total Diversified Manufacturing Operations                      334
Total Cellular Telecommunications                             1,240        _____________________________________________________________________
_____________________________________________________________________
                                                                           Electric-Integrated - 2.3%
Chemicals-Diversified - 1.0%                                               Nextera Energy                                18,359          1,012
Dow Chemical                                  12,253            463        Progress Energy                                  639             30
                                                       ______________      Westar Energy                                  2,780             73
                                                                                                                                  ______________
Total Chemicals-Diversified                                     463
_____________________________________________________________________      Total Electric-Integrated                                     1,115
                                                                           _____________________________________________________________________
Chemicals-Specialty - 0.4%
Cabot                                          4,571            212        Electronic Components-Miscellaneous - 4.8%
                                                       ______________      Jabil Circuit                                 61,689          1,260
                                                                           Vishay Intertechnology*                       58,135          1,032
Total Chemicals-Specialty                                       212                                                               ______________
_____________________________________________________________________
                                                                           Total Electronic Components-Miscellaneous                     2,292
Commercial Banks-Central US - 0.1%                                         _____________________________________________________________________
BOK Financial                                  1,333             69
                                                       ______________

Total Commercial Banks-Central US                                69
_____________________________________________________________________

                                                                 8

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Electronic Components-Semiconductors - 0.4%                                Medical Products - 0.2%
Advanced Micro Devices*                        14,274   $       123        Stryker                                          367   $        22
Intel                                           3,305            66        Zimmer Holdings*                                 949            58
                                                       ______________                                                             ______________

Total Electronic Components-Semiconductors                      189        Total Medical Products                                          80
_____________________________________________________________________      _____________________________________________________________________

Engines-Internal Combustion - 2.1%                                         Medical-Biomedical/Genetic - 6.6%
Cummins                                         9,314         1,021        Amgen* (B)                                    37,789         2,020
                                                       ______________      Biogen Idec* (B)                              15,266         1,120
                                                                           Genzyme*                                         730            56
Total Engines-Internal Combustion                             1,021                                                               ______________
_____________________________________________________________________
                                                                           Total Medical-Biomedical/Genetic                             3,196
Fiduciary Banks - 0.7%                                                     _____________________________________________________________________
State Street                                    7,580           341
                                                       ______________      Medical-Drugs - 2.7%
                                                                           Pfizer                                        63,120         1,282
Total Fiduciary Banks                                           341                                                               ______________
_____________________________________________________________________
                                                                           Total Medical-Drugs                                          1,282
Finance-Other Services - 0.0%                                              _____________________________________________________________________
NYSE Euronext                                    319             11
                                                       ______________      Medical-HMO - 0.6%
                                                                           UnitedHealth Group (B)                         6,751           305
Total Finance-Other Services                                     11                                                               ______________
_____________________________________________________________________
                                                                           Total Medical-HMO                                              305
Financial Guarantee Insurance - 0.1%                                       _____________________________________________________________________
Assured Guaranty                                2,581            38
                                                       ______________      Medical-Wholesale Drug Distributors - 3.7%
                                                                           Cardinal Health (B)                           43,137         1,774
Total Financial Guarantee Insurance                              38                                                               ______________
_____________________________________________________________________
                                                                           Total Medical-Wholesale Drug Distributors                    1,774
Food-Meat Products - 2.1%                                                  _____________________________________________________________________
Tyson Foods, Cl A (B)                          52,936         1,016
                                                       ______________      Metal Processors & Fabricators - 0.9%
                                                                           Timken                                         8,033           420
Total Food-Meat Products                                      1,016                                                               ______________
_____________________________________________________________________
                                                                           Total Metal Processors & Fabricators                           420
Food-Miscellaneous/Diversified - 0.6%                                      _____________________________________________________________________
Corn Products International                     5,522           286
                                                       ______________      Multimedia - 3.2%
                                                                           Viacom, Cl B                                  33,448         1,556
Total Food-Miscellaneous/Diversified                            286                                                               ______________
_____________________________________________________________________
                                                                           Total Multimedia                                             1,556
Food-Retail - 0.0%                                                         _____________________________________________________________________
Whole Foods Market                                299            20
                                                       ______________      Oil Companies-Exploration & Production - 0.9%
                                                                           Apache                                         3,389           444
Total Food-Retail                                                20                                                               ______________
_____________________________________________________________________
                                                                           Total Oil Companies-Exploration &
Garden Products - 0.2%                                                        Production                                                  444
Toro                                            1,804           119        _____________________________________________________________________
                                                       ______________
                                                                           Oil Companies-Integrated - 12.8%
Total Garden Products                                           119        Chevron (B)                                   20,950         2,250
_____________________________________________________________________      ConocoPhillips (B)                            28,070         2,242
                                                                           Marathon Oil (B)                              31,475         1,678
Gold Mining - 1.2%                                                                                                                ______________
Newmont Mining                                 10,664           582
                                                       ______________      Total Oil Companies-Integrated                               6,170
                                                                           _____________________________________________________________________
Total Gold Mining                                               582
_____________________________________________________________________      Oil Refining & Marketing - 0.2%
                                                                           Tesoro*                                        3,359            90
Home Decoration Products - 0.6%                                                                                                   ______________
Newell Rubbermaid                              14,036           269
                                                       ______________      Total Oil Refining & Marketing                                  90
                                                                           _____________________________________________________________________
Total Home Decoration Products                                  269
_____________________________________________________________________      Oil-Field Services - 0.4%
                                                                           Halliburton                                    3,611           180
Life/Health Insurance - 4.6%                                                                                                     ______________
Protective Life                                12,161           323
Prudential Financial (B)                       30,887         1,902        Total Oil-Field Services                                       180
                                                       ______________      _____________________________________________________________________

Total Life/Health Insurance                                   2,225
_____________________________________________________________________

                                                                 9

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2011

_____________________________________________________________________      _____________________________________________________________________

                                                                                                                   Shares/Face
Description                               Shares        Value (000)        Description                             Amount (000)    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Property/Casualty Insurance - 0.9%                                         U.S. Treasury Obligations - 1.6%
Travelers                                      7,570   $        450        United States Treasury Bill
                                                       ______________      0.100%, 07/07/2011 (C)                      $    750   $        750
                                                                                                                                  ______________
Total Property/Casualty Insurance                               450
_____________________________________________________________________      Total U.S. Treasury Obligations (Cost $750)                     750
                                                                           _____________________________________________________________________
Real Estate Operation/Development - 0.4%
Forest City Enterprises, Cl A*                11,189            211        Affiliated Mutual Fund - 11.6%
                                                       ______________      Old Mutual Cash Reserves Fund,
                                                                              Institutional Class, 0.05% (A)       5,611,905             5,612
Total Real Estate Operation/Development                         211                                                               ______________
_____________________________________________________________________
                                                                           Total Affiliated Mutual Fund (Cost $5,612)                    5,612
REITs-Diversified - 0.0%                                                   _____________________________________________________________________
Weyerhaeuser                                     601             15
                                                       ______________      Total Investments - 117.6% (Cost $50,481)                    56,733
                                                                           _____________________________________________________________________
Total REITs-Diversified                                          15
_____________________________________________________________________      Securities Sold Short - (18.2)%
                                                                           Auto-Cars/Light Trucks - (1.9)%
REITs-Mortgage - 1.6%                                                      Tesla Motors*                                (32,376)          (897)
Chimera Investment (B)                       199,578            790                                                               ______________
                                                       ______________
                                                                           Total Auto-Cars/Light Trucks                                   (897)
Total REITs-Mortgage                                            790        _____________________________________________________________________
_____________________________________________________________________
                                                                           Beverages-Wine/Spirits - (0.3)%
REITs-Warehouse/Industrial - 0.0%                                          Central European Distribution*               (12,574)          (143)
ProLogis                                         669             11                                                               ______________
                                                       ______________
                                                                           Total Beverages-Wine/Spirits                                   (143)
Total REITs-Warehouse/Industrial                                 11        _____________________________________________________________________
_____________________________________________________________________
                                                                           Building-Residential/Commercial - (0.6)%
Retail-Consumer Electronics - 1.8%                                         MDC Holdings                                 (11,171)          (283)
Best Buy                                      30,298            870        Toll Brothers*                                (1,175)           (23)
                                                       ______________                                                             ______________

Total Retail-Consumer Electronics                               870        Total Building-Residential/Commercial                          (306)
_____________________________________________________________________      _____________________________________________________________________

Retail-Regional Department Store - 0.4%                                    Cellular Telecommunications - (1.4)%
Macy's                                         8,242            200        Leap Wireless International*                 (43,101)          (668)
                                                       ______________                                                             ______________

Total Retail-Regional Department Store                          200        Total Cellular Telecommunications                              (668)
_____________________________________________________________________      _____________________________________________________________________
Semiconductor Equipment - 0.2%
Applied Materials                              6,853            107        Commercial Banks-Southern US - (0.0)%
                                                       ______________      Regions Financial                             (3,432)           (25)
                                                                                                                                  ______________
Total Semiconductor Equipment                                   107
_____________________________________________________________________      Total Commercial Banks-Southern US                              (25)
                                                                           _____________________________________________________________________
Super-Regional Banks-US - 0.3%
Capital One Financial                          2,383            124        Consulting Services - (1.0)%
                                                       ______________      Corelogic                                    (25,917)          (479)
                                                                                                                                  ______________
Total Super-Regional Banks-US                                   124
_____________________________________________________________________      Total Consulting Services                                      (479)
                                                                           _____________________________________________________________________
Telephone-Integrated - 2.5%
AT&T (B)                                      38,773          1,186        Food-Retail - (1.7)%
                                                       ______________      SUPERVALU                                    (93,623)          (836)
                                                                                                                                  ______________
Total Telephone-Integrated                                    1,186
_____________________________________________________________________      Total Food-Retail                                              (836)
                                                                           _____________________________________________________________________
Tobacco - 2.3%
Lorillard                                     11,557          1,098        Independent Power Producer - (0.0)%
                                                       ______________      NRG Energy*                                     (711)           (15)
                                                                                                                                  ______________
Total Tobacco                                                 1,098
_____________________________________________________________________      Total Independent Power Producer                                (15)
                                                                           _____________________________________________________________________
Web Portals/ISP - 0.4%
Google, Cl A*                                    309            181        Medical-Biomedical/Genetic - (3.0)%
                                                       ______________      Dendreon*                                     (2,793)          (105)
                                                                           Human Genome Sciences*                       (30,355)          (833)
Total Web Portals/ISP                                           181        Vertex Pharmaceuticals*                      (10,390)          (498)
                                                       ______________                                                             ______________

Total Common Stocks (Cost $44,119)                           50,371        Total Medical-Biomedical/Genetic                             (1,436)
_____________________________________________________________________      _____________________________________________________________________

                                                                 10

_____________________________________________________________________
                                                                           The Fund had the following futures contracts open as of March 31, 2011:
Description                               Shares        Value (000)
_____________________________________________________________________                                                                  Unrealized
                                                                                                               Contract               Appreciation
Motion Pictures & Services - (1.3)%                                                               Number of     Value    Expiration  (Depreciation)
DreamWorks Animation SKG, Cl A*              (21,895)  $       (612)       Contract Description   Contracts     (000)       Date         (000)
                                                       ______________      ____________________  ___________  _________  __________  ______________

Total Motion Pictures & Services                               (612)       S&P 500 EMINI
_____________________________________________________________________         Index- Long            101       $6,671     6/17/2011       $64
                                                                           ________________________________________________________________________
Oil Companies-Exploration & Production - (2.0)%
Cobalt International Energy, Inc.*           (27,643)          (465)       For description of abbreviations and footnotes, please refer to page 90.
Range Resources                                 (236)           (14)
Southwestern Energy*                         (11,760)          (505)       Other Information:
                                                       ______________
                                                                           The Old Mutual Analytic U.S. Long/Short Fund invested in futures contracts
Total Oil Companies-Exploration &                                          during the year ended March 31, 2011. The primary type of risk associated with
   Production                                                  (984)       these derivative instruments is equity risk. Refer to Note 2 in the Notes to
_____________________________________________________________________      Financial Statements for further discussion about the risks and objectives for utilizing derivative instruments. The effects of these derivative instruments
Pharmacy Services - (0.0)%                                                 on the Fund's financial position and financial performance as reflected in the
Omnicare                                        (749)           (22)       Statement of Assets and Liabilities and Statement of Operations are presented
                                                       ______________      in the tables below.

Total Pharmacy Services                                         (22)       The fair value of derivative instruments as of March 31, 2011 by risk category
_____________________________________________________________________      (000):

Pipelines - (0.6)%                                                                                          Asset Derivatives             Liability Derivatives
Oneok                                         (4,022)          (269)                                     ____________________________  ____________________________
                                                       ______________
                                                                           Derivatives not designated    Statement of Asset    Fair     Statement of Asset   Fair
Total Pipelines                                                (269)       as hedging instruments,        and Liabilities      Value     and Liabilities     Value
_____________________________________________________________________      carried at fair value             Location          (000)        Location         (000)
                                                                           ___________________________   __________________  ________  __________________  ________
REITs-Regional Malls - (0.5)%
General Growth Properties                    (15,884)          (246)       Equity contracts              Variation Margin              Variation Margin
                                                       ______________                                    Receivable on                 Payable on
                                                                                                         Futures Contracts      $64†   Futures Contracts      $-
Total REITs-Regional Malls                                     (246)                                                            ____                          ____
_____________________________________________________________________
                                                                           Total                                                $64                           $-
Telecommunications Equipment-Fiber Optics - (1.6)%                         ________________________________________________________________________________________
Ciena*                                       (28,833)          (749)
                                                       ______________      † Includes amounts received and/or paid over the life of the futures contracts (representing the cumulative appreciation/depreciation) as reported
Total Telecommunications Equipment-                                          in the Schedule of Investments. Only the current day's variation margin is
   Fiber Optics                                                (749)         reported within the Statement of Assets and Liabilities.
_____________________________________________________________________
                                                                           The effects of derivative instruments on the Statement of Operations for the
Therapeutics - (0.8)%                                                      year ended March 31, 2011 are as follows (000):
BioMarin Pharmaceutical*                    (15,923)           (400)
                                                       ______________      Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
                                                                           ________________________________________________________________________________________
Total Therapeutics                                             (400)
_____________________________________________________________________      Derivatives not designated as
                                                                           hedging instruments,                                                       Futures
Web Hosting/Design - (1.5)%                                                carried at fair value                                                     Contracts
Equinix*                                     (7,732)           (704)       ______________________________________________________________________  ________________
                                                       ______________
                                                                           Equity Contracts                                                             $243
Total Web Hosting/Design                                       (704)                                                                                   ______
_____________________________________________________________________
                                                                           Total                                                                        $243
Total Securities Sold Short                                                ________________________________________________________________________________________
   (Proceeds Received $(7,699))                               (8,791)
_____________________________________________________________________                 Change in Unrealized Appreciation or (Depreciation) on Derivatives
                                                                                                        Recognized in Income
Other Assets and Liabilities, Net - 0.6%                         309       ________________________________________________________________________________________
_____________________________________________________________________
                                                                           Derivatives not designated as
Total Net Assets - 100.0%                                $    48,251       hedging instruments,                                                       Futures
_____________________________________________________________________      carried at fair value                                                     Contracts
                                                                           ______________________________________________________________________  _______________

                                                                           Equity Contracts                                                             $60
                                                                                                                                                        ___

                                                                           Total                                                                        $60
                                                                           ________________________________________________________________________________________

                                                                           For the year ended March 31, 2011 the value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Fund's volumes throughout the period.

                                                                 11

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2011

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of March 31, 2011 in valuing the Fund's net assets were as follows (000):

                              Description                                            Level 1      Level 2      Level 3      Total
____________________________________________________________________________________________________________________________________

Investments
   Common Stock                                                                      $50,371        $  -          $-       $50,371
   U.S. Treasury Obligations                                                               -         750           -           750
   Affiliated Mutual Fund                                                              5,612           -           -         5,612
Securities Sold Short
   Securities Sold Short                                                              (8,791)          -           -        (8,791)
Other Financial Instruments
   Futures Contracts*                                                                     64           -           -            64
____________________________________________________________________________________________________________________________________

Total Investments                                                                    $47,256        $750          $-       $48,006
____________________________________________________________________________________________________________________________________

*  Futures Contracts are not reflected in the Schedule of Investments and are valued at the unrealized appreciation/depreciation of the instrument.

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 12

OLD MUTUAL BARROW HANLEY VALUE FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2011, the Old Mutual Barrow Hanley Value Fund (the "Fund") underperformed its benchmark, the Russell 1000 Value Index (the "Index"). The Fund's Class Z shares posted a 9.86% return versus a 15.15% return for the
     Index. Performance for all share classes can be found on page 15.

Q.   What investment environment did the Fund face during the past period?

A.   The investment environment for the past fiscal year can best be described as a moderated continuation of the recovery from a financial meltdown. Both credit markets and economic activity improved from a very depressed level, and, while employment growth resumed, it remained anemic. In addition, previous excesses in home building and other construction have curtailed job growth in that important sector.

     The 2010 trend of increased fixed-income security flows was sparked in part by the Pension Protection Act, which required corporations to reflect on their balance sheets' underfunded amounts and make up that dollar amount over seven years. This started a move toward liability-driven investing in fixed-income assets, contributing to the more than $375 billion cash flows into bond funds in 2010 - much of it funded by selling more volatile equities, such as large-capitalization companies. In the past year, stock returns were inversely related to market capitalization, leaving big companies generally with lower price-to-earnings ratios and higher yields.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund is a large-capitalization value fund, which was the asset class most negatively affected by adverse cash flows during this past fiscal year. In particular, the Fund's exposure to the technology sector was costly to performance despite the fact that many of the Fund's holdings in this sector have reported strong earnings and exceptional valuations. However, during this past year, the leading performers have been the more expensive, faster growing companies - stocks that do not fit the Fund's value criteria.

     On the positive side, after a most difficult period the Fund's financial holdings were no longer penalizing performance, although they will have to pass through neutral territory to get to positive returns.

Q.   How did portfolio composition affect Fund performance?

A.   Among the individual stocks that contributed to Fund performance were integrated energy company ConocoPhillips, tobacco company Philip Morris International, and chemical manufacturing company E.I. du Pont de Nemours. ConocoPhillips not only benefited from an improved pricing environment in oil, but also a restructuring of its overall business, paying down debt and increasing its dividend. Philip Morris International generated a 17% increase in earnings and a 19% increase in an already generous dividend. E.I. du Pont de Nemours experienced a dramatic increase in earnings to record levels, in part because of success in its agricultural seed business with predicted potential for the remainder of the year.

Performance Highlights

o    For the fiscal year ended March 31, 2011, the Old Mutual Barrow Hanley Value Fund underperformed its benchmark, the Russell
     1000 Value Index. The Fund's Class Z shares posted a 9.86% return versus a 15.15% return for the Index.

o    The Fund's exposure to the technology sector was costly to performance despite the fact that many of the Fund's holdings in this sector have reported strong earnings and exceptional valuations.

o    Among the individual stocks that contributed to Fund performance were integrated energy company ConocoPhillips, tobacco company Philip Morris International, and chemical manufacturing company E.I. du Pont de Nemours.

o    International oil and gas company BP (no longer a Fund holding), computer hardware and software company Hewlett-Packard, and computer software designer Microsoft detracted from the Fund's performance.

                                                                                                            Barrow Hanley Value Fund

                                                                 13

OLD MUTUAL BARROW HANLEY VALUE FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC

Top Ten Holdings
as of March 31, 2011
___________________________________________________________________________________

ConocoPhillips                                                              4.2%
___________________________________________________________________________________

Occidental Petroleum                                                        3.9%
___________________________________________________________________________________

Philip Morris International                                                 3.8%
___________________________________________________________________________________

Pfizer                                                                      3.4%
___________________________________________________________________________________

PNC Financial Services Group                                                3.3%
___________________________________________________________________________________

International Business
Machines                                                                    3.3%
___________________________________________________________________________________

Spectra Energy                                                              3.2%
___________________________________________________________________________________

Cooper Industries                                                           3.1%
___________________________________________________________________________________

Imperial Tobacco Group ADR                                                  3.1%
___________________________________________________________________________________

Baxter International                                                        3.0%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                            34.3%
___________________________________________________________________________________

     On the other side of the equation, international oil and gas company BP (no longer a Fund holding), computer hardware and software company Hewlett-Packard, and computer software designer Microsoft detracted from the Fund's performance. BP was a poor performer because of its Macondo well blowout in the Gulf of Mexico in April 2010. Hewlett-Packard was a drag on Fund performance because of the surprise departure of the company's popular CEO. And, although the company's earnings performance was outstanding, the replacement CEO was a letdown to many. Microsoft had a good year in 2010 with earnings up 20%, but the stock underperformed because of low investor confidence and what many viewed as a lack of sizzle with regard to the company.

Q.   What is the investment outlook for the large-capitalization value equity market?

A.   In the opinion of Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow Hanley"), large-capitalization value-equity stocks are significantly more attractive than the rest of the market. With profits improving at a high level, dividend growth, and low interest rates, Barrow Hanley hopes to experience a performance catch-up. However, Barrow Hanley believes the price of oil at some level could choke off the recovery and a Eurozone-country default could also pressure some of the Fund's larger global bank holdings, although the Fund's exposure to such holdings is limited.

     Currently, large-capitalization value stocks are selling at a significant discount to the market and Barrow Hanley believes they will respond as the economic recovery proceeds. As such, Barrow Hanley anticipates that 2011 should experience earnings above the previous peak.

Barrow Hanley Value Fund

                                                                 14

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2011

____________________________________________________________________________________________________________________________________

                                                                               Annualized       Annualized       Annualized
                                                    Inception       1 Year       5 Year           10 Year         Inception
                                                      Date          Return       Return           Return           to Date
____________________________________________________________________________________________________________________________________

Class Z*                                            09/10/98         9.86%        1.53%            3.84%            7.34%
Class A with load                                   07/31/03         3.23%        0.10%             n/a             2.96%
Class A without load                                07/31/03         9.59%        1.29%             n/a             3.76%
Institutional Class                                 12/20/06 (1)     9.99%         n/a              n/a            (0.83)%
Russell 1000 Value Index                            09/10/98        15.15%        1.38%            4.53%            5.90%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

 *  Data prior to December 14, 2001 includes performance of a predecessor fund, whose inception date was September 10, 1998. The predecessor fund had investment goals, strategies and policies that were substantially similar to the Fund.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current adviser and sub-adviser and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expenses (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 27, 2010 prospectus as supplemented through December 21, 2010) are 1.04% and 0.95%; 1.73% and 1.20%; and 0.87% and 0.85%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Barrow Hanley Value Fund, Class Z	Russell 1000 Value Index
3/31/01	10,000	10,000
3/31/02	12,082	10,438
3/31/03	8,974	8,059
3/31/04	12,098	11,349
3/31/05	12,901	12,844
3/31/06	13,506	14,553
3/31/07	15,401	17,002
3/31/08	13,632	15,303
3/31/09	8,413	8,812
3/31/10	13,262	13,531
3/31/11	14,571	15,581

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2001 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Class Weightings as of March 31, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Consumer Discretionary	5.0%
Consumer Staples	12.5%
Energy	11.3%
Financials	21.5%
Health Care	11.2%
Industrials	15.2%
Information Technology	13.6%
Materials	1.8%
Telecommunication Services	3.4%
Utilities	4.5%

                                                                 15

OLD MUTUAL BARROW HANLEY VALUE FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2011

_____________________________________________________________________      _____________________________________________________________________

Description                                Shares       Value (000)        Description                                Shares       Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 99.7%                                                       Finance-Consumer Loans - 1.3%
Aerospace/Defense - 2.6%                                                   SLM*                                          113,388   $     1,735
Raytheon                                       67,000   $     3,408                                                               ______________
                                                       ______________
                                                                           Total Finance-Consumer Loans                                  1,735
Total Aerospace/Defense                                       3,408        _____________________________________________________________________
_____________________________________________________________________
                                                                           Finance-Credit Card - 2.9%
Applications Software - 2.5%                                               American Express                               82,462         3,727
Microsoft                                     129,300         3,279                                                               ______________
                                                       ______________
                                                                           Total Finance-Credit Card                                     3,727
Total Applications Software                                   3,279        _____________________________________________________________________
_____________________________________________________________________
                                                                           Food-Wholesale/Distribution - 0.5%
Beverages-Wine/Spirits - 2.7%                                              Sysco                                          23,660           655
Diageo ADR                                     47,072         3,588                                                               ______________
                                                       ______________
                                                                           Total Food-Wholesale/Distribution                               655
Total Beverages-Wine/Spirits                                  3,588        _____________________________________________________________________
_____________________________________________________________________      Funeral Services & Related Items - 1.2%
                                                                           Service Corp International                    146,200         1,617
Cellular Telecommunication - 1.3%                                                                                                 ______________
Vodafone Group ADR                             56,700         1,630
                                                       ______________      Total Funeral Services & Related Items                        1,617
                                                                           _____________________________________________________________________
Total Cellular Telecommunication                              1,630
_____________________________________________________________________      Gas-Distribution - 2.1%
                                                                           CenterPoint Energy                            158,000         2,774
Chemicals-Diversified - 1.8%                                                                                                      ______________
E.I. du Pont de Nemours                        43,600         2,397
                                                       ______________      Total Gas-Distribution                                        2,774
                                                                           _____________________________________________________________________
Total Chemicals-Diversified                                   2,397
_____________________________________________________________________      Hotels & Motels - 1.2%
                                                                           Wyndham Worldwide                              50,587         1,609
Computer Services - 3.3%                                                                                                          ______________
International Business Machines                26,650         4,346
                                                       ______________      Total Hotels & Motels                                         1,609
                                                                           _____________________________________________________________________
Total Computer Services                                       4,346
_____________________________________________________________________      Medical Products - 4.5%
                                                                           Baxter International                           72,558         3,901
Computers - 2.7%                                                           Johnson & Johnson                              33,800         2,003
Hewlett-Packard                                85,403         3,499                                                               ______________
                                                       ______________
                                                                           Total Medical Products                                        5,904
Total Computers                                               3,499        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical-Drugs - 4.9%
Cruise Lines - 1.2%                                                        Bristol-Myers Squibb                           77,601         2,051
Carnival                                       42,458         1,629        Pfizer                                        216,004         4,387
                                                       ______________                                                             ______________

Total Cruise Lines                                            1,629        Total Medical-Drugs                                           6,438
_____________________________________________________________________      _____________________________________________________________________

Diversified Banking Institutions - 7.6%                                    Medical-HMO - 1.8%
Bank of America                               198,863         2,651        WellPoint                                      33,112         2,311
Citigroup*                                    860,600         3,804                                                               ______________
JPMorgan Chase                                 77,057         3,552
                                                       ______________      Total Medical-HMO                                             2,311
                                                                           _____________________________________________________________________
Total Diversified Banking Institutions                       10,007
_____________________________________________________________________      Multi-line Insurance - 1.2%
                                                                           XL Group                                       64,461         1,586
Diversified Manufacturing Operations - 12.5%                                                                                      ______________
Cooper Industries                              63,200         4,102
General Electric                              174,830         3,505        Total Multi-line Insurance                                    1,586
Honeywell International                        59,538         3,555        _____________________________________________________________________
Illinois Tool Works                            41,755         2,243
ITT                                            50,400         3,027        Office Automation & Equipment - 1.2%
                                                       ______________      Xerox                                         148,300         1,579
                                                                                                                                  ______________
Total Diversified Manufacturing Operations                   16,432
_____________________________________________________________________      Total Office Automation & Equipment                           1,579
                                                                           _____________________________________________________________________
Electric-Integrated - 2.4%
Dominion Resources                             69,424         3,103        Oil Companies-Exploration & Production - 3.9%
                                                       ______________      Occidental Petroleum                           48,522         5,070
                                                                                                                                  ______________
Total Electric-Integrated                                     3,103
_____________________________________________________________________      Total Oil Companies-Exploration & Production                  5,070
                                                                           _____________________________________________________________________
Electronic Components-Semiconductors - 2.0%
Intel                                         129,700         2,616        Oil Companies-Integrated - 4.2%
                                                       ______________      ConocoPhillips                                 68,195         5,446
                                                                                                                                  ______________
Total Electronic Components-Semiconductors                    2,616
_____________________________________________________________________      Total Oil Companies-Integrated                                5,446
                                                                           _____________________________________________________________________

                                                                 16

_____________________________________________________________________      Other Information:

Description                                Shares       Value (000)        The Fund utilizes various inputs in determining the value of its
_____________________________________________________________________      investments as of the reporting period end. These inputs are summarized in three broad levels as follows:
Pipelines - 3.2%
Spectra Energy                                156,072   $     4,242        Level 1 - quoted prices in active markets for identical securities
                                                       ______________      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment
Total Pipelines                                               4,242                       speeds, credit risk, etc.)
_____________________________________________________________________      Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)
Retail-Drug Store - 0.9%
CVS Caremark                                   35,400         1,215        The inputs or methodology used for valuing securities are not
                                                       ______________      necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of March 31, 2011
Total Retail-Drug Store                                       1,215        in valuing the Fund's net assets were as follows (000):
_____________________________________________________________________

Semiconductor Equipment - 1.0%                                                  Description        Level 1    Level 2     Level 3      Total
Applied Materials                              83,000         1,297        _____________________________________________________________________
                                                       ______________
                                                                           Investments
Total Semiconductor Equipment                                 1,297           Common Stock        $130,759      $-           $-       $130,759
_____________________________________________________________________      _____________________________________________________________________

Super-Regional Banks-US - 8.5%                                             Total Investments      $130,759      $-           $-       $130,759
Capital One Financial                          56,340         2,927        _____________________________________________________________________
PNC Financial Services Group                   69,036         4,349
Wells Fargo                                   121,115         3,839        Refer to the "Security Valuation" section of Note 2 for further
                                                       ______________      information.

Total Super-Regional Banks-US                                11,115
_____________________________________________________________________

Telephone-Integrated - 2.1%
AT&T                                           42,714         1,307
Verizon Communications                         37,458         1,444
                                                       ______________

Total Telephone-Integrated                                    2,751
_____________________________________________________________________

Television - 1.3%
CBS, Cl B                                      67,400         1,688
                                                       ______________

Total Television                                              1,688
_____________________________________________________________________

Tobacco - 8.3%
Altria Group                                   73,832         1,922
Imperial Tobacco Group ADR                     64,447         4,006
Philip Morris International                    75,900         4,981
                                                       ______________

Total Tobacco                                                10,909
_____________________________________________________________________

Wireless Equipment - 0.9%
Nokia OYJ ADR                                 135,924         1,157
                                                       ______________

Total Wireless Equipment                                      1,157
                                                       ______________

Total Common Stock - (Cost $104,523)                        130,759
_____________________________________________________________________

Total Investments - 99.7% (Cost $104,523)                   130,759
_____________________________________________________________________

Other Assets and Liabilities, Net - 0.3%                        331
_____________________________________________________________________

Total Net Assets - 100.0%                               $   131,090
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 90.

The accompanying notes are an integral part of the financial statements.

                                                                 17

OLD MUTUAL FOCUSED FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Adviser: OMCAP Investors, a division of Old Mutual Capital, Inc. (1)

Performance Highlights

o    For the fiscal year ended March 31, 2011, the Old Mutual Focused Fund underperformed its benchmark, the S&P 500. The Fund's
     Class Z shares posted a 9.71% return versus a 15.65% return for the Index.

o    The Fund was positively impacted from its underweight in the consumer discretionary and consumer staples sectors during the period. Offsetting these positives was the Fund's overweight in the financials sector, as well as poor performance within a few technology holdings.

o    Among the stocks that contributed positively to Fund performance were integrated oil and gas company Exxon Mobil, computer hardware and software designer and manufacturer Apple, and diversified health and well-being company UnitedHealth Group.

o    Detractors from Fund performance included communications equipment designer and manufacturer Cisco Systems, financial institution Bank of America (no longer a Fund holding), and computer software designer Microsoft.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2011, the Old Mutual Focused Fund (the "Fund") underperformed its benchmark, the S&P 500
     (the "Index"). The Fund's Class Z shares posted a 9.71% return versus a 15.65% return for the Index. Performance for all share classes can be found on page 20.

Q.   What investment environment did the Fund face during the past period?

A.   As companies provided generally solid results for the second calendar quarter of 2010, the market shifted its emphasis to the future and sold off many companies, which in other periods would have been relative winners. The third quarter of 2010 began with an uncharacteristically strong July marked by strength in all recovery-based sectors and industries, as well as very light trading volume. The volume stayed anemic throughout most of August and investors once again tried to "price-in" the risk of a domestic double-dip recession as stocks went down across the board. During the second and third quarters of 2010 overall, market participants were still concerned about such things as jobless recovery, increasing debt load, inflation, and deflation, but many were left with few options for investment as a result of the near-zero interest-rate policy and its effect on certificates of deposit, bank deposits and bond yields. As such, the market was down through the end of August, yet ended the calendar year with a sharp rally to finish on a positive note. In OMCAP Investors' opinion, the rally was primarily a result of
     U.S. Federal Reserve Board (the "Fed") Chairman Ben Bernanke's comments at the Federal Reserve Bank of Kansas City Symposium,
     which took place on August 26, 2010.

     During the first quarter of 2011, market participants continued to favor riskier assets over safer assets, even though the market witnessed a continued run-up in commodity prices, increased political tensions in the Middle East and North Africa, and further Fed comments confirming the end of the second round of quantitative easing with no plans for a third. This resulted in investors continuing their migration from fixed income into equities, which helped every sector in the Index to post a positive return for the quarter.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund was positively impacted from its underweight in the consumer discretionary and consumer staples sectors during the period. In addition, specific stocks such as Exxon Mobil and Covidien were strong contributors to overall performance.
     Offsetting these positives was the Fund's overweight in the financials sector, as well as poor performance within a few technology holdings such as Microsoft, Cisco Systems and Google. The continued strength from the BRIC countries (Brazil,
     Russia, India and China) and the unrest in the Middle East helped energy names, as they were the strongest performers as a group during the period. Although the Fund's stock selection in this area did well, the slight underweight to that sector also hurt relative performance.

Q.   How did portfolio composition affect Fund performance?

A.   Among the stocks that contributed positively to Fund performance were integrated oil and gas company Exxon Mobil, computer hardware and software designer and manufacturer Apple, and diversified health and well-being company UnitedHealth Group. Exxon
     Mobil rebounded nicely throughout the year as oil prices continued to rise. The rebounding global economy drove prices higher earlier in the fiscal year, whereas instability in the Middle East was responsible for the increase in oil prices in the latter part of the fiscal year. Apple once again found itself in the position of offering the right products to a global consumer, as investors' risk appetite returned along with the high-end consumers' appetite for new gadgets. After accounting for the prodigious amount of net cash Apple amassed on its balance sheet, OMCAP Investors still believes the company is undervalued given its current product cycle and future revenue drivers, although less so than a year ago. UnitedHealth Group was a steady performer for the Fund during the fiscal year as investors realized health care reform legislation was closer to a net neutral rather than a huge negative for the health care sector. In our opinion, the fear surrounding health care reform legislation that drove the entire health insurance industry to multi-year valuation lows provided a great opportunity for those willing to look past the noise and own good operating companies.

Focused Fund

                                                                 18

     Detractors from Fund performance included communications equipment designer and manufacturer Cisco Systems, financial institution Bank of America (no longer a Fund holding), and computer software designer Microsoft. Cisco Systems has been a difficult stock to own and, in our opinion, an even more difficult stock to walk away from. The cash on Cisco Systems' balance sheet, its industry-leading market share and margins, and the future need for much of their product roadmap did not make up for the weakness in a few areas of their business. As such, OMCAP Investors reduced the Fund's position before the stock dropped sharply on fourth-quarter results, but continues to maintain a position based on the current risk/reward dynamics. Cisco
     Systems' new Products business and its Services business are growing their revenues and represent over half of Cisco Systems'
     overall revenues. In addition, we expect Cisco Systems to begin the unpleasant but profitable process of reducing head count in certain areas to free up cash for use in other areas with higher return-on-invested-capital expectations. With regard to Bank of America, heightened fears concerning the end of government stimulus proved to be a drag on bank valuations. However, as the outlook for continued improvement in the economy weakened, investors' confidence in bank balance sheets surfaced again.
     Although OMCAP Investors believes most of the concerns around the banking sector are currently priced in, we believe other positions in the Fund provided a better risk/reward profile than Bank of America and therefore we exited from the stock. With regard to Microsoft, we believe investor sentiment has been the sole driver of this company's underperformance. The company has continued to post exceptional operating results, but, unfortunately, their core business' long-term view continues to be upended by Apple's iPad revolution. Given the current balance sheet, cash-flow characteristics, valuation and market position of Microsoft's various businesses, OMCAP Investors continues to view it as one of the better risk-adjusted positions in the
     Fund.

Q.   What is the investment outlook?

A.   OMCAP Investors remains convinced that many of the largest companies in the U.S. are not being properly priced given their market share, overseas exposure, pricing power and balance sheets. And, as investors become increasingly frustrated with the government-manipulated, low-interest-rate environment and are forced to move out the risk curve to compensate for the paltry coupons available across the fixed income curve, we feel the stable blue chips seem poised to outperform.

     As a country, the U.S. has quite a few concerns of its own - both short and long term - including unemployment, housing prices, tepid recovery, and the debt/deficit/stimulus. With that said, OMCAP Investors believes the two major concerns to the market over the next year are European credit issues and China's ability to rein in inflation. Specifically on the European front, our concern is that credit spreads remain expanded for much of their sovereign debt, and, with the exception of Germany, Europe does not seem entirely prepared to deal with rioting credit markets. We believe it is important to remember that Spain and
     Italy dwarf Greece and Ireland in size and scale of their economies and credit needs, and the repercussions of a credit issue would most likely scale along the same lines. In our opinion, the concerns in China will most likely not play out during 2011, but just the hint of trouble would most likely cause a sharp pullback globally given their importance to global trade and gross domestic product (GDP).

     At this time, GDP growth expectations have been consistently ratcheted down for the first quarter and the remainder of 2011. We agree with the consensus, considering the upcoming end of the second round of quantitative easing and the increasingly divided rhetoric from Washington. We are hopeful that this is the year unemployment will be reduced through additional jobs rather than citizens leaving the workforce, but expectations are low. Interest rates and inflation will be important as the year progresses and, in our opinion, will likely be driven by sources outside the U.S. If interest rates and inflation stay subdued, we expect housing to remain in a difficult but bottoming phase.

(1) OMCAP Investors, a division of Old Mutual Capital, Inc., provides investment advisory services to the Old Mutual Focused Fund, pursuant to the management agreement between Old Mutual Funds II, on behalf of the Old Mutual Focused Fund, and Old Mutual
    Capital, Inc.

Top Ten Holdings
as of March 31, 2011*

MetLife                                                                     6.1%
___________________________________________________________________________________

General Electric                                                            5.8%
___________________________________________________________________________________

Microsoft                                                                   5.4%
___________________________________________________________________________________

Google, Cl A                                                                5.3%
___________________________________________________________________________________

Teva Pharmaceutical
Industries ADR                                                              4.4%
___________________________________________________________________________________

Abbott Laboratories                                                         4.3%
___________________________________________________________________________________

Consol Energy                                                               4.1%
___________________________________________________________________________________

Royal Dutch Shell ADR                                                       4.0%
___________________________________________________________________________________

JPMorgan Chase                                                              3.9%
___________________________________________________________________________________

NRG Energy                                                                  3.7%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           47.0%
___________________________________________________________________________________

* Excludes short-term affiliated mutual fund.

                                                                                                                        Focused Fund

                                                                 19

OLD MUTUAL FOCUSED FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2011
____________________________________________________________________________________________________________________________________

                                                                               Annualized       Annualized       Annualized
                                                    Inception       1 Year       5 Year           10 Year         Inception
                                                      Date          Return       Return           Return           to Date
____________________________________________________________________________________________________________________________________

Class Z                                             02/12/99         9.71%        4.70%            4.07%            8.71%
Class A with load                                   09/30/03         3.05%        3.19%             n/a             6.54%
Class A without load                                09/30/03         9.34%        4.42%             n/a             7.38%
Institutional Class                                 12/20/06 (1)     9.86%         n/a              n/a             1.44%
S&P 500 Index                                       02/12/99        15.65%        2.62%            3.29%            1.24%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action settlements regarding prior fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages
1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 27, 2010 prospectus as supplemented through December 21, 2010) are 1.39% and 0.96%; 1.39% and 1.21%; and 0.92% and 0.81%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Focused Fund, Class Z	S&P 500
3/31/01	10,000	10,000
3/31/02	9,382	10,024
3/31/03	6,956	7,542
3/31/04	9,956	10,191
3/31/05	10,778	10,873
3/31/06	11,843	12,148
3/31/07	13,720	13,585
3/31/08	13,280	12,895
3/31/09	9,047	7,984
3/31/10	13,583	11,957
3/31/11	14,902	13,828

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2001 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	3.7%
Consumer Discretionary	1.6%
Consumer Staples	10.8%
Energy	11.4%
Financials	22.1%
Health Care	14.9%
Industrials	2.0%
Information Technology	29.0%
Utilities	4.5%

                                                                 20

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2011

_____________________________________________________________________      _____________________________________________________________________

Description                                 Shares       Value (000)       Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________
Common Stock - 96.4%
Applications Software - 5.4%                                               Medical-Drugs - 8.7%
Microsoft                                  1,362,135   $     34,544        Abbott Laboratories                          568,500   $    27,885
                                                       ______________      Merck                                        655,000        21,622
                                                                           Pfizer                                       272,547         5,535
Total Applications Software                                  34,544                                                               ______________
_____________________________________________________________________
                                                                           Total Medical-Drugs                                         55,042
Coal - 4.1%                                                                _____________________________________________________________________
Consol Energy                                490,000         26,279
                                                       ______________      Medical-Generic Drugs - 4.4%
                                                                           Teva Pharmaceutical Industries ADR           560,000        28,095
Total Coal                                                   26,279                                                               ______________
_____________________________________________________________________
                                                                           Total Medical-Generic Drugs                                 28,095
Commercial Services-Finance - 3.2%                                         _____________________________________________________________________
Visa, Cl A                                   280,000         20,614
                                                       ______________      Medical-HMO - 2.8%
                                                                           UnitedHealth Group                           392,457        17,739
Total Commercial Services-Finance                            20,614                                                               ______________
_____________________________________________________________________
                                                                           Total Medical-HMO                                           17,739
Computers - 3.6%                                                           _____________________________________________________________________
Apple*                                        64,981         22,643
                                                       ______________      Multi-line Insurance - 11.8%
                                                                           Allstate                                     632,644        20,105
Total Computers                                              22,643        Hartford Financial Services Group            585,000        15,754
_____________________________________________________________________      MetLife                                      877,930        39,270
                                                                                                                                  ______________
Diversified Banking Institutions - 3.9%
JPMorgan Chase                               537,301         24,770        Total Multi-line Insurance                                  75,129
                                                       ______________      _____________________________________________________________________

Total Diversified Banking Institutions                       24,770        Networking Products - 2.8%
_____________________________________________________________________      Cisco Systems*                             1,049,013        17,990
                                                                                                                                  ______________
Diversified Manufacturing Operations - 5.8%
General Electric                           1,851,620         37,125        Total Networking Products                                   17,990
                                                       ______________      _____________________________________________________________________

Total Diversified Manufacturing Operations                   37,125        Oil Companies-Integrated - 8.2%
_____________________________________________________________________      Exxon Mobil                                  199,664        16,798
                                                                           Royal Dutch Shell ADR                        354,400        25,821
Fiduciary Banks - 1.4%                                                     Suncor Energy                                220,000         9,865
State Street                                 192,353          8,644                                                               ______________
                                                       ______________
                                                                           Total Oil Companies-Integrated                              52,484
Total Fiduciary Banks                                         8,644        _____________________________________________________________________
_____________________________________________________________________
                                                                           Reinsurance - 2.0%
Independent Power Producer - 3.8%                                          Berkshire Hathaway, Cl B*                    155,350        12,992
NRG Energy*                                1,112,326         23,959                                                               ______________
                                                       ______________
                                                                           Total Reinsurance                                           12,992
Total Independent Power Producer                             23,959        _____________________________________________________________________
_____________________________________________________________________
                                                                           Retail-Drug Store - 3.0%
Investment Management/Advisory Services - 6.5%                             CVS Caremark                                 547,500        18,790
BlackRock                                    119,000         23,920                                                               ______________
Invesco                                      685,000         17,509
                                                       ______________      Total Retail-Drug Store                                     18,790
                                                                           _____________________________________________________________________
Total Investment Management/Advisory Services                41,429
_____________________________________________________________________      Web Portals/ISP - 5.4%
                                                                           Google, Cl A*                                 58,200        34,117
Life/Health Insurance - 1.9%                                                                                                      ______________
Prudential Financial                         200,000         12,316
                                                       ______________      Total Web Portals/ISP                                       34,117
                                                                           _____________________________________________________________________
Total Life/Health Insurance                                  12,316
_____________________________________________________________________      Wireless Equipment - 2.5%
                                                                           Qualcomm                                     288,600        15,824
Medical Instruments - 2.3%                                                                                                        ______________
Medtronic                                    367,304         14,453
                                                       ______________      Total Wireless Equipment                                    15,824
                                                                                                                                  ______________
Total Medical Instruments                                    14,453
_____________________________________________________________________      Total Common Stock (Cost $533,179)                         613,417
                                                                           _____________________________________________________________________
Medical Products - 2.9%
Covidien                                     355,000         18,439
                                                       ______________

Total Medical Products                                       18,439
_____________________________________________________________________

                                                                 21

OLD MUTUAL FOCUSED FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2011

_____________________________________________________________________
                                                                           Other Information:
Description                               Shares        Value (000)
_____________________________________________________________________      The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are
Affiliated Mutual Fund - 4.5%                                              summarized in three broad levels as follows:
Old Mutual Cash Reserves Fund,
   Institutional Class, 0.05% (A)     29,031,713       $     29,032        Level 1 - quoted prices in active markets for identical securities
                                                       ______________
                                                                           Level 2 - other significant observable inputs (including quoted prices
Total Affiliated Mutual Fund (Cost $29,032)                  29,032                  for similar securities, interest rates, prepayment speeds,
_____________________________________________________________________                credit risk, etc.)

Total Investments - 100.9% (Cost $562,211)                  642,449        Level 3 - significant unobservable inputs (including the Fund's own
_____________________________________________________________________                assumption in determining the fair value of investments)

Other Assets and Liabilities, Net - (0.9)%                   (5,947)       The inputs or methodology used for valuing securities are not
_____________________________________________________________________      necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of March 31, 2011
Total Net Assets - 100.0%                              $    636,502        in valuing the Fund's net assets were as follows (000):
_____________________________________________________________________
                                                                               Description            Level 1     Level 2     Level 3      Total
For descriptions of abbreviations and footnotes, please refer to           ______________________________________________________________________
page 90.                                                                   Investments
                                                                              Common Stock           $613,417       $-          $-       $613,417
                                                                              Affiliated Mutual Fund   29,032        -           -         29,032
                                                                           ______________________________________________________________________

                                                                           Total Investments         $642,449       $-          $-       $642,449
                                                                           ______________________________________________________________________

                                                                           Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 22

OLD MUTUAL HEITMAN REIT FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Heitman Real Estate Securities LLC

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2011, the Old Mutual Heitman REIT Fund (the "Fund") underperformed its benchmark, the
     Wilshire U.S. Real Estate Securities Index (the "Index"). The Fund's Class Z shares posted a 23.59% return versus a 24.85%
     return for the Index. Performance for all share classes can be found on page 25.

Q.   What investment environment did the Fund face during the past period?

A.   Real Estate Investment Trusts ("REITs") generated strong performance during the twelve-month period ending March 31, 2011. In the opinion of Heitman Real Estate Securities LLC ("Heitman"), a company's cost of capital is a primary factor in deciding whether or not to acquire assets. And, at the end of the first quarter of 2010, the REIT sector was trading at a premium to net asset value. As such, REITs enjoyed an advantage over private real estate buyers thanks to this premium. This cost-of-capital advantage resulted in an arbitrage opportunity for those REITs willing to exploit it - by acquiring assets at net asset value, and issuing equity at a premium to net asset value in order to fund the acquisitions. Of course, this arbitrage works in the reverse when REITs are trading at a discount to net asset value. In that case, REITs could exploit the arbitrage opportunity by selling assets at net asset value and buying back their own stock at a discount to net asset value.

     Recently, REITs returned to public-to-public mergers and acquisitions activity as AMB Property and ProLogis agreed to a merger of equals, and Ventas acquired Nationwide Health Properties. Both mergers were stock-for-stock deals. The reasons cited in both deals revolved around improved synergies, as well as lowering overall cost of capital. The health care sector was a good example of REITs putting their cost-of-capital advantage to work. Outside of the $7.4 billion acquisition of Nationwide Health
     Properties by Ventas, there have been four additional large acquisitions made by REITs of health care portfolios in the past six months totaling $12.9 billion. Over the years, REITs in general have been good capital allocators and have taken advantage of these arbitrage opportunities - primarily, by being net acquirers when companies are traded at large premiums to net asset value, and net sellers when they are traded at discounts to net asset value.

Q.   Which market factors influenced the Fund's relative performance?

A.   As noted above, performance for the year ending March 31, 2011, was strong for the REIT sector, as the Index generated positive returns of 24.85%. The overall performance of the Index was driven by fundamentals. Those stocks generating good growth and trading at attractive valuations generated the strongest performance. Two mergers - those mentioned previously -
     drove the sector. However, the merger of the two largest industrial REITs, AMB Property and ProLogis, had a net-negative impact on the Fund. Whereas the overweight in AMB Property resulted in outperformance, the underweight in ProLogis resulted in relative underperformance. In addition, Nationwide Health Properties agreed to be acquired by Ventas at a 15% premium to
     Nationwide Health Properties' closing stock price. The Fund was overweight Nationwide Health Properties and underweight Ventas when the merger was announced, resulting in outperformance for the Fund.

Q.   How did portfolio composition affect Fund performance?

A.   Among the stocks that contributed positively to the Fund's performance were REITs Simon Property Group, AvalonBay Communities and Equity Residential. Simon Property Group's strong recovery in sales growth within its community and lifestyle centers, in addition to its strong operating performance, led to increased growth expectations for the company. AvalonBay Communities experienced improved

Performance Highlights

o    For the fiscal year ended March 31, 2011, the Old Mutual Heitman REIT Fund underperformed its benchmark, the Wilshire U.S.
     Real Estate Securities Index. The Fund's Class Z shares posted a 23.59% return versus a 24.85% return for the Index.

o    The overall performance of the Index was driven by fundamentals. Those stocks generating good growth and trading at attractive valuations generated the strongest performance.

o    Among the stocks that contributed positively to the Fund's performance were real estate investment trusts Simon Property
     Group, AvalonBay Communities and Equity Residential.

o    Detractors from Fund performance included real estate investment trusts Sunstone Hotel Investors, Pennsylvania Real Estate
     Investment Trust (no longer a Fund holding) and Acadia Realty Trust (no longer a Fund holding).

                                                                                                                   Heitman REIT Fund

                                                                 23

OLD MUTUAL HEITMAN REIT FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Heitman Real Estate Securities LLC

Top Ten Holdings
as of March 31, 2011

Simon Property Group                                                        12.3%
___________________________________________________________________________________

AvalonBay Communities                                                        5.8%
___________________________________________________________________________________

Boston Properties                                                            5.6%
___________________________________________________________________________________

HCP                                                                          4.9%
___________________________________________________________________________________

Digital Realty Trust                                                         4.8%
___________________________________________________________________________________

Public Storage                                                               4.7%
___________________________________________________________________________________

Equity Residential                                                           4.7%
___________________________________________________________________________________

Host Hotels & Resorts                                                        4.7%
___________________________________________________________________________________

Vornado Realty Trust                                                         4.7%
___________________________________________________________________________________

BioMed Realty Trust                                                          3.7%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                            55.9%
___________________________________________________________________________________

     fundamentals in its apartment business and, when considering both internal and external growth prospects, attractive relative valuations as well. Equity Residential also saw improved fundamentals in its apartment business, which aided stock performance.

     Detractors from Fund performance included REITs Sunstone Hotel Investors, Pennsylvania Real Estate Investment Trust (no longer a Fund holding) and Acadia Realty Trust (no longer a Fund holding). Disappointment around some capital allocation decisions by
     Sunstone Hotel Investors, coupled with the departure of the company's CEO, was a drag on performance during the period.
     Pennsylvania Real Estate Investment Trust's portfolio of low-productivity malls did not participate in the recovery as much as its peers, and the company's debt and vacancy issues still have yet to be worked through. Acadia Realty Trust's small portfolio was disproportionately impacted by weak anchor stores closing their locations, and this had a negative impact on operating results throughout the year.

Q.   What is the investment outlook for the REIT market?

A.   Heitman expects REITs to generate positive, though lower, returns in 2011 than those in 2009 and 2010. Heitman also anticipates a significant diversion in cash-flow-growth rates across sectors. Heitman believes those sectors with the shortest lease terms (hotels and apartments) should see the strongest cash-flow growth because of the strong correlation to economic growth and cash flow. Sectors with longer lease durations, such as the offices sector, are seeing a bottoming in cash flows, though growth in cash flow is limited to a few markets. Heitman also believes external growth should drive earnings growth for the REIT sector. Going forward, Heitman believes health care REITs will likely be reported as one of the most active acquirers during 2010, which will help 2011 earnings.

     Furthermore, Heitman expects net-asset-value growth to be led by the hotel and apartment sectors, and that both sectors should see strong cash-flow growth at the property level, and several of the apartments REITs should generate net-asset-value growth through development. Heitman notes that credit markets remain open and active. Active credit markets and potentially downward pressure on debt spreads should help maintain low-capitalization rates.

     Heitman believes the risks associated with its return expectations are likely a potential rise in interest rates, another possible financial crises, and the impact from the recent tragic events in Japan. Heitman believes there is a moderate probability that interest rates could rise earlier than anticipated, although most forecasters are calling for short-term rates to remain stable over the next twelve months and longer-term rates could rise if investors' expectations of inflation begin to rise. Heitman believes that the probability for another double-dip in the economy is relatively low in the U.S., but the sovereign debt issues in Europe must be monitored closely. There is also the concern that the acceleration of growth in the economy could draw non-dedicated REIT investors into more economically cyclical sectors of the stock market. Lastly, the horrific events in Japan during March have taken precedence over REIT performance, and have had a short-term negative influence in that region and even the U.S.

Heitman REIT Fund

                                                                 24

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2011
____________________________________________________________________________________________________________________________________

                                                                               Annualized       Annualized       Annualized
                                                    Inception       1 Year       5 Year           10 Year         Inception
                                                      Date          Return       Return           Return           to Date
____________________________________________________________________________________________________________________________________

Class Z*                                            03/13/89        23.59%       (0.45)%          10.35%            9.26%
Class A with load                                   09/30/03        16.09%       (1.91)%           n/a              7.22%
Class A without load                                09/30/03        23.16%       (0.74)%           n/a              8.07%
Institutional Class                                 12/20/06 (1)    23.86%         n/a             n/a             (3.60)%
Wilshire U.S. Real Estate Securities Index          02/28/89 (2)    24.85%        0.71%           11.16%            8.12%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-3.

*   Data includes performance of a predecessor fund class whose inception date was March 13, 1989.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

(2) The inception date used for this index is February 28, 1989, since at the time the index was priced monthly.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 27, 2010 prospectus as supplemented through December 21, 2010) are 1.32% and 1.25%; 1.63% and 1.50%; and 1.22% and 0.95%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Heitman REIT Fund, Class Z	Wilshire U.S. Real Estate Securities Index
3/31/01	10,000	10,000
3/31/02	12,525	12,171
3/31/03	11,807	11,572
3/31/04	17,957	17,607
3/31/05	19,925	19,776
3/31/06	27,390	27,806
3/31/07	32,648	33,914
3/31/08	26,478	27,493
3/31/09	10,941	10,715
3/31/10	21,670	23,079
3/31/11	26,781	28,814

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2001 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Apartments	15.7%
Cash Equivalents	0.5%
Diversified	13.3%
Health Care	12.6%
Hotels	8.4%
Office Property	15.0%
Real Estate Operation/Development	2.9%
Regional Malls	16.6%
Shopping Centers	6.7%
Storage	5.6%
Warehouse/Industrial	2.7%

                                                                 25

OLD MUTUAL HEITMAN REIT FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2011

_____________________________________________________________________      _____________________________________________________________________

Description                                  Shares     Value (000)        Description                                  Shares     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 98.8%                                                       REITs-Regional Malls - 16.5%
Hotels & Motels - 1.6%                                                     Glimcher Realty Trust                        75,225    $        696
Hyatt Hotels, Cl A*                          25,000    $      1,076        Simon Property Group                         75,087           8,046
                                                       ______________      Taubman Centers                              40,775           2,185
                                                                                                                                  ______________
Total Hotels & Motels                                         1,076
_____________________________________________________________________      Total REITs-Regional Malls                                   10,927
                                                                           _____________________________________________________________________
Real Estate Operation/Development - 2.9%
Brookfield Properties                        78,425           1,390        REITs-Shopping Centers - 6.7%
Forest City Enterprises, Cl A*               28,600             538        Developers Diversified Realty               143,250           2,006
                                                       ______________      Federal Realty Investment Trust              10,378             846
                                                                           Regency Centers                              36,200           1,574
Total Real Estate Operation/Development                       1,928                                                               ______________
_____________________________________________________________________
                                                                           Total REITs-Shopping Centers                                  4,426
REITs-Apartments - 15.6%                                                   _____________________________________________________________________
Apartment Investment &
   Management, Cl A                          36,900             940        REITs-Storage - 5.5%
AvalonBay Communities                        31,537           3,787        Public Storage                               28,198           3,127
Equity Residential                           55,082           3,107        U-Store-It Trust                             50,650             533
Essex Property Trust                         11,675           1,448                                                               ______________
Mid-America Apartment Communities            15,675           1,006
                                                       ______________      Total REITs-Storage                                           3,660
                                                                           _____________________________________________________________________
Total REITs-Apartments                                       10,288
_____________________________________________________________________      REITs-Warehouse/Industrial - 2.7%
                                                                           ProLogis                                    111,800           1,786
REITs-Diversified - 13.2%                                                                                                         ______________
Colonial Properties Trust                    54,900           1,057
Digital Realty Trust                         54,202           3,152        Total REITs-Warehouse/Industrial                              1,786
Liberty Property Trust                       21,650             712                                                               ______________
Vornado Realty Trust                         35,051           3,067
Washington Real Estate                                                     Total Common Stock (Cost $46,105)                            65,340
   Investment Trust                          23,200             721        _____________________________________________________________________
                                                       ______________
                                                                           Affiliated Mutual Fund - 0.5%
Total REITs-Diversified                                       8,709        Old Mutual Cash Reserves Fund,
_____________________________________________________________________         Institutional Class, 0.05% (A)           321,523             322
                                                                                                                                  ______________
REITs-Health Care - 12.5%
HCP                                          84,150           3,193        Total Affiliated Mutual Fund (Cost $322)                        322
Health Care REIT                             34,167           1,792        _____________________________________________________________________
Nationwide Health Properties                 46,100           1,960
Ventas                                       24,900           1,352        Total Investments - 99.3% (Cost $46,427)                     65,662
                                                       ______________      _____________________________________________________________________

Total REITs-Health Care                                       8,297        Other Assets and Liabilities, Net - 0.7%                        456
_____________________________________________________________________      _____________________________________________________________________

REITs-Hotels - 6.7%                                                        Total Net Assets - 100.0%                              $     66,118
Host Hotels & Resorts                       174,539           3,074        _____________________________________________________________________
LaSalle Hotel Properties                     42,159           1,138
Sunstone Hotel Investors*                    19,150             195        For descriptions of abbreviations and footnotes, please refer to
                                                       ______________      page 90.

Total REITs-Hotels                                            4,407
_____________________________________________________________________

REITs-Office Property - 14.9%
BioMed Realty Trust                         127,849           2,432
Boston Properties                            38,860           3,686
Brandywine Realty Trust                      64,250             780
Douglas Emmett                               33,475             627
Hudson Pacific Properties                     8,425             124
Mack-Cali Realty                             20,920             709
SL Green Realty                              19,650           1,478
                                                       ______________

Total REITs-Office Property                                   9,836
_____________________________________________________________________

                                                                 26

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of March 31, 2011 in valuing the Fund's net assets were as follows (000):

    Description                                                                    Level 1     Level 2     Level 3      Total
____________________________________________________________________________________________________________________________________

Investments
   Common Stock                                                                    $65,340       $-          $-        $65,340
   Affiliated Mutual Fund                                                              322        -           -            322
____________________________________________________________________________________________________________________________________

Total Investments                                                                  $65,662       $-          $-        $65,662
____________________________________________________________________________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 27

OLD MUTUAL LARGE CAP GROWTH FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ashfield Capital Partners, LLC

Performance Highlights

o    For the fiscal year ended March 31, 2011, the Old Mutual Large Cap Growth Fund outperformed its benchmark, the Russell 1000
     Growth Index. The Fund's Class Z shares posted an 18.93% return versus an 18.26% return for the Index.

o    Risk assets, namely equities, outperformed safe assets during the fiscal year, as sidelined cash seemed to move back into the equity markets.

o    Among the individual stocks that contributed to Fund performance were computer and mobile device designer and manufacturer
     Apple, Brazil-based beverage company Companhia de Bebidas, and automotive system supplier BorgWarner.

o    Stocks that detracted from Fund performance included communications equipment designer and manufacturer Cisco Systems, hard-drive maker Western Digital (no longer a Fund holding), and computer hardware and software company Hewlett-Packard (no longer a Fund holding).

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2011, the Old Mutual Large Cap Growth Fund (the "Fund") outperformed its benchmark, the
     Russell 1000 Growth Index (the "Index"). The Fund's Class Z shares posted an 18.93% return versus an 18.26% return for the
     Index. Performance for all share classes can be found on page 30.

Q.   What investment environment did the Fund face during the past period?

A.   The second and third quarters of 2010 brought a trading range by which equity markets sorted out the health of the economy and the future direction of U.S. corporate profit growth. After spending much of the previous year in an unrelenting bull market, the time was ripe for a correction and consolidation period. By the end of June 2010, the U.S. Federal Reserve Board (the
     "Fed") stepped in and announced another quantitative easing program that quickly brought the markets out of their trading range and drove risk-asset pricing to newer highs during the third and fourth quarters of 2010. During the first quarter of 2011 markets experienced a correction; however, the correction was short-lived as the broader market ended the fiscal year only slightly more than 1% below its February 2011 high. Hence, equity investors are still feeling the resiliency and continued
     positive effects of massive liquidity.

     Risk assets, namely equities, outperformed safe assets during the fiscal year, as sidelined cash seemed to move back into the equity markets. During the period, emerging markets gave way to developed markets as the risk of investing in some emerging markets became too obvious during the first quarter of 2011. While quality spreads narrowed, equity markets remained volatile at times making for a difficult environment for active managers. Corporate profits continued to grow, and analysts continued to upwardly revise their estimates for 2011, albeit at a slower pace. Ashfield Capital Partners, LLC ("Ashfield") believes that going forward, the rebound in profits should bode well for employment and capital spending, both important elements of a sustainable economic recovery.

Q.   Which market factors influenced the Fund's relative performance?

A.   Given the uncertainty and revolving liquidity in the markets, stock selection overall proved to be a challenge. During much of the fiscal year, rotations from risky to more defensive equities and back again, left many long-term investors with little choice regarding managing their portfolio exposures. From a sector perspective, the Fund's overweight to health care was disappointing as this defensive sector lagged the broader market. In addition, the Fund's underweight to materials was a detractor, as gains in the commodities markets continued to drive stocks in that sector. Mitigating these detractors was the
     Fund's underweight to the underperforming consumer staples sector, which helped returns.

     While the underweight to consumer staples was positive, stock selection in the consumer discretionary sector was a larger driver of returns. Several of the Fund's holdings that performed well included BorgWarner, priceline.com and DIRECTV. Many investors were mistaken as to the resilience of the global consumer and seemingly had to admit their faults via reallocation of capital to this sector during the period. In addition, selection within the health care sector was another large driver of returns during the period. With an allocation to companies in the services and equipment industries, the Fund gained from being invested in companies that drive efficiencies within this sector.

Large Cap Growth Fund

                                                                 28

Q.   How did portfolio composition affect Fund performance?

A.   Among the individual stocks that contributed to Fund performance were computer and mobile device designer and manufacturer
     Apple, Brazil-based beverage company Companhia de Bebidas, and automotive system supplier BorgWarner. Apple's earnings grew approximately 75% during the period and the company continued to win with design innovations and product enhancements, while expanding in markets like China. Companhia de Bebidas experienced roughly 46% in earnings growth for the period as a result of market strength in Latin America and growth in key Brazilian markets. With regard to BorgWarner, demand remained high for its powertrain components and systems, especially in Asia. BorgWarner's products, which improve fuel efficiency and lower emissions, continued to drive revenues and margins higher.

     On the other side of the equation, stocks that detracted from Fund performance included communications equipment designer and manufacturer Cisco Systems, hard-drive maker Western Digital (no longer a Fund holding), and computer hardware and software company Hewlett-Packard (no longer a Fund holding). Cisco Systems experienced competitive difficulties causing margin pressure and market deterioration in the public sector. Furthermore, management has intimated a broad restructuring is ahead. With regard to Western Digital, the hard-drive market has been controversial, owing to pressures around pricing and an uneven PC market segment, which continues to be under pressure from economic forces as well as cannibalization from tablet devices.
     Additionally, the continued shift to flash-based memory and solid-state drives created a structural headwind. Hewlett-Packard has struggled to diversify its company from a slowing PC business. Also, acquisitions by the company - the acquisition of handset maker Palm, services provider EDS, and communications equipment vendor 3com - coupled with the high profile transition of the CEO position, have left investors uncertain about the company's future.

Q.   What is the investment outlook for the large-capitalization growth equity market?

A.   In this challenging environment, Ashfield feels it is important to mention that it invests in businesses for the long term, and as trends evolve necessary adjustments will be made. In this deleveraging world, where access to debt financing may be limited, the firm believes that the balance sheet strength of larger companies who are able to internally fund future growth opportunities can result in market leadership.

     The Fund has been positioned for a continuing economic recovery, as Ashfield believes the global economy continues to show signs of growth. The firm believes companies with pricing power should increase profitability, while those companies in commoditized markets could continue to struggle. Ashfield also believes that businesses with a global presence should fare better than those that are domestically oriented. Ashfield expects that low-leverage should fare better than high-leverage, and that the rest of the year may reflect this divergence between winners and losers. This is an environment where Ashfield believes active managers can add significant value, as opposed to passive investing.

Top Ten Holdings
as of March 31, 2011

Apple                                                                       4.4%
___________________________________________________________________________________

Google, Cl A                                                                2.8%
___________________________________________________________________________________

Halliburton                                                                 2.6%
___________________________________________________________________________________

International Business
Machines                                                                    2.6%
___________________________________________________________________________________

Pioneer Natural Resources                                                   2.6%
___________________________________________________________________________________

EMC                                                                         2.6%
___________________________________________________________________________________

Cognizant Technology
Solutions, Cl A                                                             2.5%
___________________________________________________________________________________

BorgWarner                                                                  2.4%
___________________________________________________________________________________

Dover                                                                       2.3%
___________________________________________________________________________________

Union Pacific                                                               2.3%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                            27.1%
___________________________________________________________________________________

                                                                                                               Large Cap Growth Fund

                                                                 29

OLD MUTUAL LARGE CAP GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2011
____________________________________________________________________________________________________________________________________

                                                                               Annualized       Annualized       Annualized
                                                    Inception       1 Year       5 Year           10 Year         Inception
                                                      Date          Return       Return           Return           to Date
____________________________________________________________________________________________________________________________________

Class Z                                              11/29/96       18.93%        1.71%            0.83%            7.08%
Class A with load                                    09/30/03       11.80%        0.23%             n/a             4.01%
Class A without load                                 09/30/03       18.59%        1.43%             n/a             4.83%
Institutional Class                                  12/20/06 (1)   18.99%         n/a              n/a             1.46%
Russell 1000 Growth Index                            11/29/96       18.26%        4.34%            2.99%            4.76%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action and/or regulatory settlements. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current adviser and sub-adviser.
In addition, prior to February 10, 2007, the Fund was co-managed by a sub-adviser other than Ashfield Capital Partners, LLC
("Ashfield"), and effective August 8, 2009, Ashfield became the sole sub-adviser to the Fund. As a result, the Fund's performance prior to these dates, may not be indicative of how the Fund will perform in the future. Prior to April 29, 2008, the Fund was named the Old Mutual Large Cap Growth Concentrated Fund.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 27, 2010 prospectus as supplemented through December 21, 2010) are 1.40% and 1.00%; 2.29% and 1.25%; and 0.75% and 0.90%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Large Cap Growth Fund, Class Z	Russell 1000 Growth Index
3/31/01	10,000	10,000
3/31/02	8,506	9,800
3/31/03	6,373	7,178
3/31/04	8,490	9,487
3/31/05	7,878	9,598
3/31/06	9,983	10,859
3/31/07	10,264	11,625
3/31/08	10,618	11,538
3/31/09	6,277	7,583
3/31/10	9,135	11,355
3/31/11	10,864	13,428

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2001 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	0.4%
Consumer Discretionary	15.6%
Consumer Staples	3.8%
Energy	14.9%
Financials	5.3%
Health Care	11.4%
Industrials	16.5%
Information Technology	30.1%
Materials	2.0%

                                                                 30

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2011

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 99.8%                                                       Diversified Manufacturing Operations - 4.1%
Apparel Manufacturers - 1.2%                                               Danaher                                       69,970   $      3,631
Polo Ralph Lauren                             19,570   $      2,420        Dover                                         73,835          4,854
                                                       ______________                                                             ______________

Total Apparel Manufacturers                                   2,420        Total Diversified Manufacturing Operations                    8,485
_____________________________________________________________________      _____________________________________________________________________

Applications Software - 2.6%                                               E-Commerce/Products - 1.1%
Microsoft                                    109,396          2,774        Amazon.Com*                                   12,145          2,188
Red Hat*                                      59,961          2,722                                                               ______________
                                                       ______________
                                                                           Total E-Commerce/Products                                     2,188
Total Applications Software                                   5,496        _____________________________________________________________________
_____________________________________________________________________
                                                                           E-Commerce/Services - 3.4%
Athletic Footwear - 1.8%                                                   eBay*                                         83,710          2,598
NIKE, Cl B                                    49,970          3,783        priceline.com*                                 8,835          4,475
                                                       ______________                                                             ______________

Total Athletic Footwear                                       3,783        Total E-Commerce/Services                                     7,073
_____________________________________________________________________      _____________________________________________________________________

Auto/Truck Parts & Equipment-Original - 2.4%                               Electronic Components-Semiconductors - 4.8%
BorgWarner*                                   62,560          4,985        Broadcom, Cl A                                72,215          2,844
                                                       ______________      Intel                                        131,580          2,654
                                                                           Texas Instruments                            128,675          4,447
Total Auto/Truck Parts & Equipment-Original                   4,985                                                               ______________
_____________________________________________________________________
                                                                           Total Electronic Components-Semiconductors                    9,945
Beverages-Non-Alcoholic - 1.7%                                             _____________________________________________________________________
PepsiCo                                       55,560          3,579
                                                       ______________      Engineering/R&D Services - 4.6%
                                                                           ABB ADR                                      165,655          4,007
Total Beverages-Non-Alcoholic                                 3,579        Fluor                                         28,580          2,105
_____________________________________________________________________      Jacobs Engineering Group*                     68,740          3,536
                                                                                                                                  ______________
Brewery - 2.1%
Cia de Bebidas das Americas ADR              154,330          4,369        Total Engineering/R&D Services                                9,648
                                                       ______________      _____________________________________________________________________

Total Brewery                                                 4,369        Enterprise Software/Services - 1.9%
_____________________________________________________________________      Oracle                                       118,758          3,963
                                                                                                                                  ______________
Cable/Satellite TV - 2.2%
DIRECTV, Cl A*                                98,014          4,587        Total Enterprise Software/Services                            3,963
                                                       ______________      _____________________________________________________________________

Total Cable/Satellite TV                                      4,587        Industrial Gases - 2.1%
_____________________________________________________________________      Praxair                                       42,238          4,291
                                                                                                                                  ______________
Commercial Services-Finance - 0.8%
Visa, Cl A                                    22,810          1,679        Total Industrial Gases                                        4,291
                                                       ______________      _____________________________________________________________________

Total Commercial Services-Finance                             1,679        Instruments-Scientific - 1.4%
_____________________________________________________________________      Thermo Fisher Scientific*                     52,260          2,903
                                                                                                                                  ______________
Computer Services - 6.4%
Accenture, Cl A                               48,220          2,651        Total Instruments-Scientific                                  2,903
Cognizant Technology Solutions, Cl A*         65,375          5,321        _____________________________________________________________________
International Business Machines               33,527          5,467
                                                       ______________      Investment Management/Advisor Services - 3.4%
                                                                           Ameriprise Financial                          39,247          2,397
Total Computer Services                                      13,439        T Rowe Price Group                            69,991          4,649
_____________________________________________________________________                                                             ______________

Computers - 4.4%                                                           Total Investment Management/Advisor Services                  7,046
Apple*                                        26,680          9,297        _____________________________________________________________________
                                                       ______________
                                                                           Life/Health Insurance - 2.0%
Total Computers                                               9,297        Aflac                                         78,520          4,144
_____________________________________________________________________                                                             ______________

Computers-Memory Devices - 2.6%                                            Total Life/Health Insurance                                   4,144
EMC*                                         204,346          5,425        _____________________________________________________________________
                                                       ______________
                                                                           Machinery-Construction & Mining - 1.2%
Total Computers-Memory Devices                                5,425        Caterpillar                                   22,915          2,552
_____________________________________________________________________                                                             ______________

Cruise Lines - 1.6%                                                        Total Machinery-Construction & Mining                         2,552
Carnival                                      87,675          3,363        _____________________________________________________________________
                                                       ______________
                                                                           Machinery-Farm - 1.5%
Total Cruise Lines                                            3,363        AGCO*                                         58,574          3,220
_____________________________________________________________________                                                             ______________

                                                                           Total Machinery-Farm                                          3,220
                                                                           _____________________________________________________________________
                                                                 31

OLD MUTUAL LARGE CAP GROWTH FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2011

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Machinery-Pumps - 1.4%                                                     Retail-Restaurants - 2.2%
Flowserve                                     23,005   $      2,963        McDonald's                                    61,450   $      4,676
                                                       ______________                                                             ______________

Total Machinery-Pumps                                         2,963        Total Retail-Restaurants                                      4,676
_____________________________________________________________________      _____________________________________________________________________

Medical Information Systems - 1.6%                                         Telecommunications Equipment-Fiber Optics - 1.4%
Cerner*                                       30,127          3,350        Corning                                      144,400          2,979
                                                       ______________                                                             ______________

Total Medical Information Systems                             3,350        Total Telecommunications Equipment-Fiber Optics               2,979
_____________________________________________________________________      _____________________________________________________________________

Medical Products - 4.3%                                                    Transport-Rail - 2.3%
Henry Schein*                                 66,381          4,658        Union Pacific                                 49,250          4,843
Varian Medical Systems*                       65,546          4,433                                                               ______________
                                                       ______________
                                                                           Total Transport-Rail                                          4,843
Total Medical Products                                        9,091        _____________________________________________________________________
_____________________________________________________________________
                                                                           Transport-Services - 1.4%
Medical-Biomedical/Genetics - 1.2%                                         FedEx                                         30,310          2,836
Celgene*                                      42,551          2,448                                                               ______________
                                                       ______________
                                                                           Total Transport-Services                                      2,836
Total Medical-Biomedical/Genetics                             2,448        _____________________________________________________________________
_____________________________________________________________________
                                                                           Web Portals/ISP - 2.8%
Medical-Drugs - 1.4%                                                       Google, Cl A*                                 10,094          5,917
Allergan                                      42,454          3,015                                                               ______________
                                                       ______________
                                                                           Total Web Portals/ISP                                         5,917
Total Medical-Drugs                                           3,015                                                               ______________
_____________________________________________________________________
                                                                           Total Common Stock (Cost $142,964)                          208,690
Multimedia - 1.0%                                                          _____________________________________________________________________
Walt Disney                                   49,265          2,123
                                                       ______________      Affiliated Mutual Fund - 0.4%
                                                                           Old Mutual Cash Reserves Fund,
Total Multimedia                                              2,123           Institutional Class, 0.05% (A)            919,916            920
_____________________________________________________________________                                                             ______________

Networking Products - 1.1%                                                 Total Affiliated Mutual Fund (Cost $920)                        920
Cisco Systems                                132,121          2,266        _____________________________________________________________________
                                                       ______________
                                                                           Total Investments - 100.2% (Cost $143,884)                  209,610
Total Networking Products                                     2,266        _____________________________________________________________________
_____________________________________________________________________
                                                                           Other Assets and Liabilities, Net - (0.2)%                     (405)
Oil Companies-Exploration & Production - 5.5%                              _____________________________________________________________________
Anadarko Petroleum                            43,380          3,554
CNOOC ADR                                      9,855          2,494        Total Net Assets - 100.0%                              $    209,205
Pioneer Natural Resources                     53,398          5,442        _____________________________________________________________________
                                                       ______________
                                                                           For descriptions of abbreviations and footnotes, please refer to
Total Oil Companies-Exploration & Production                 11,490        page 90.
_____________________________________________________________________

Oil Companies-Integrated - 2.4%
Hess                                          38,610          3,290
Petroleo Brasileiro ADR                       44,900          1,815
                                                       ______________

Total Oil Companies-Integrated                                5,105
_____________________________________________________________________

Oil Field Machinery & Equipment - 2.1%
Cameron International*                        78,435          4,479
                                                       ______________

Total Oil Field Machinery & Equipment                         4,479
_____________________________________________________________________

Oil-Field Services - 4.9%
Halliburton                                  111,207          5,542
Schlumberger                                  49,761          4,641
                                                       ______________

Total Oil-Field Services                                     10,183
_____________________________________________________________________

Pharmacy Services - 1.5%
Express Scripts*                              54,781          3,046
                                                       ______________

Total Pharmacy Services                                       3,046
_____________________________________________________________________

                                                                 32

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of March 31, 2011 in valuing the Fund's net assets were as follows (000):

                              Description                                            Level 1      Level 2      Level 3      Total
____________________________________________________________________________________________________________________________________

Investments
   Common Stock                                                                     $208,690         $-          $-       $208,690
   Affiliated Mutual Fund                                                                920          -           -            920
____________________________________________________________________________________________________________________________________

Total Investments                                                                   $209,610         $-          $-       $209,610
____________________________________________________________________________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 33

OLD MUTUAL STRATEGIC SMALL COMPANY FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Ashfield Capital Partners, LLC; Copper Rock Capital Partners, LLC; and Eagle Asset Management, Inc.

Performance Highlights

o    For the fiscal year ended March 31, 2011, the Old Mutual Strategic Small Company Fund underperformed its benchmark, the Russell
     2000  Growth  Index.  The  Fund's  Class  Z  shares  posted  a  28.82%  return  versus  a  31.04%  return  for  the  Index.

o    During the past fiscal year, small-capitalization stocks performed well and outpaced broader equity market indexes such as the
     Dow Jones Industrial Average and the S&P 500, while growth stocks similarly outpaced value stocks.

o    Among the individual stocks that contributed to Fund performance were Polypore International, United Rentals and CARBO
     Ceramics.

o    Among the stocks that detracted from performance included VistaPrint (no longer a Fund holding), Capella Education (no longer a
     Fund  holding)  and  Sykes  Enterprises.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2011, the Old Mutual Strategic Small Company Fund (the "Fund") underperformed its benchmark, the Russell 2000 Growth Index (the "Index"). The Fund's Class Z shares posted a 28.82% return versus a 31.04% return for the Index. Performance for all share classes can be found on page 38.

Q.   What investment environment did the Fund face during the past period?

A.   During 2010, volatility fluctuated as the market moved back and forth from "risk- on" to "risk-off" and back again. In fact, the highest beta stocks outperformed the lowest beta stocks by margins of more than 8.00% in July and September, causing tremendous headwinds for active, fundamental growth managers. During the summer of 2010 in particular, the small-capitalization markets experienced extreme volatility, as correlations spiked to all-time highs and fears of a double-dip recession cast a lingering shadow across all markets. It was not until September 2010 that these fears started to dissipate and higher quality, small-capitalization growth stocks with strong fundamentals and earnings were rewarded. Encouraging economic data in the fourth quarter of 2010 combined with the anticipation of mid-term elections led investors to finally grow more confident in the markets. As a result, the markets rallied strongly with small-capitalization stocks leading the way.

     The aforementioned rally continued through the end of 2010 and extended into the first three months of 2011, with equity prices moving up broadly despite the economic shocks emanating from Japan, the Middle East and North Africa. Corporate profits also rebounded nicely during the fiscal year, and "sovereign debt" became part of the U.S. lexicon, as investors were wary of heavily indebted nations in the face of potential defaults by smaller economies such as Greece and Spain. Meanwhile, the first quarter of 2011 saw sharpened concern about monetary policy with the second round of quantitative easing by the U.S. Federal
     Reserve Board (the "Fed") set to expire in June. Overall though, during the past fiscal year small-capitalization stocks performed well and outpaced broader equity market indexes such as the Dow Jones Industrial Average and the S&P 500, while growth stocks similarly outpaced value stocks.

Q.   Which market factors influenced the Fund's relative performance?

A.   Ashfield Capital Partners, LLC ("Ashfield") notes that the underperformance for its portion of the Fund was primarily a result of security selection. Security selection was negative during the past fiscal year while the allocation effect was mildly positive. The dominant component to the underperformance came from stock selection in the information technology sector, as high growth and high price-to-earnings stocks drove above-average returns in that sector.

     Copper Rock Capital Partners, LLC ("Copper Rock") notes that despite the volatility its strategy experienced during the summer of 2010, its portion of the Fund outperformed the Index through strong, positive stock selection for the fiscal year ending
     March 31, 2011. Stock selection was broadly positive across the entire portfolio despite some individual disappointments in the information technology sector, which primarily occurred in the more volatile months of July and August. Specifically, Copper
     Rock's portion of the Fund benefited from strong stock selection in the consumer staples sector, led primarily by Green
     Mountain Coffee Roasters. In addition, the combination of both an overweight position relative to the Index and positive stock selection in the energy sector contributed nicely to performance. Copper Rock's strategy has been positioned primarily with stocks leveraged to oil exploration and oil services, which has been additive over time.

Strategic Small Company Fund

                                                                 34

     One area where Copper Rock's portion of the Fund maintained a relative underweight over the past fiscal year was the health care sector, mainly due to the strategy's avoidance of biotech and the overarching regulatory pressures. The underweight allocation relative to the Index combined with strong stock selection in positions like Air Methods and ZOLL Medical have led to the sector's positive relative contribution to returns over the period.

     Despite outperformance from several individual positions within the technology and industrials sectors, there were a few positions that experienced disappointing results and impacted overall relative sector performance negatively. Several holdings within the technology sector were added to Copper Rock's portion of the Fund for their strong product growth or niche opportunities in supporting the advancement of cloud development and the proliferation of connected devices. Companies like
     Skyworks Solutions, Acme Packet and Riverbed Technology were examples of those companies who continued to prosper along this theme. However, Copper Rock's portfolio experienced two fundamental disappointments in DG FastChannel (no longer a Fund holding) and VistaPrint (no longer a Fund holding).

     Eagle Asset Management, Inc. ("Eagle") notes that as the market began to feel comfortable with the recovery, its position in the industrials sector began to outperform. Eagle's portion of the Fund was helped the most by the machinery, professional services and electrical equipment industries within that sector. The health care sector was also a source of outperformance, aided by three mergers in that sector. On the other hand, the consumer discretionary sector was a source of underperformance for Eagle's portion of the Fund during the fiscal year. Eagle's consumer discretionary sector holdings maintained a large overweight position in media names (e.g., National CineMedia, Interval Leisure, MDC Partners and John Wiley & Sons). This
     stance, which Eagle views as conservative, has hurt performance over the past few years, but going forward Eagle believes it should produce positive returns over the long term.

Q.   How did portfolio composition affect Fund performance?

A.   Among the individual stocks that contributed to Fund performance were Polypore International, United Rentals and CARBO
     Ceramics. Polypore International, an energy storage and separations media company, enjoyed above-consensus earnings driven in part by the wider adoption of lithium batteries in consumer electronics. Lithium batteries are the power source in a variety of products, ranging from notebook computers and mobile phones to cordless power tools. The batteries are also emerging in other applications such as electricity grid storage and electric drive vehicles. United Rentals, an equipment rental company, reported well-above-consensus results driven by seasonal factors, as well as tighter credit conditions, which typically stimulate rentals at the expense of purchases. CARBO Ceramics, a supplier of ceramic proppant that services the oil and gas markets, enjoyed significant pricing power in the ceramic proppant market leading to above-consensus results.

     On the other side of the equation, among the stocks that detracted from performance included VistaPrint (no longer a Fund holding), Capella Education (no longer a Fund holding) and Sykes Enterprises. VistaPrint, an online provider of marketing products, has 45% of its earnings overseas and suffered from foreign exchange headwinds, particularly in the Eurozone. Capella
     Education, an online for-profit college, came under regulatory scrutiny as its future guidance became murky due to the regulatory uncertainties surrounding those for-profit colleges participating in the Title IV aid programs. Sykes Enterprises, a provider of outsourced customer contact management solutions, reported weaker-than-expected call center activity, and, as a result, experienced below-consensus earnings. The company then reduced guidance as a weak economy and political risk adversely impacted the business.

Top Ten Holdings
as of March 31, 2011*

RealD                                                                       0.9%
___________________________________________________________________________________

Air Methods                                                                 0.8%
___________________________________________________________________________________

Netlogic Microsystems                                                       0.8%
___________________________________________________________________________________

Catalyst Health Solutions                                                   0.7%
___________________________________________________________________________________

WESCO International                                                         0.7%
___________________________________________________________________________________

Portfolio Recovery Associates                                               0.7%
___________________________________________________________________________________

Coopers                                                                     0.7%
___________________________________________________________________________________

Green Mountain Coffee
Roasters                                                                    0.7%
___________________________________________________________________________________

John Wiley & Sons, Cl A                                                     0.7%
___________________________________________________________________________________

VeriFone Systems                                                            0.7%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                            7.4%
___________________________________________________________________________________

* Excludes short-term affiliated mutual fund.

                                                                                                        Strategic Small Company Fund

                                                                 35

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Ashfield Capital Partners, LLC; Copper Rock Capital Partners, LLC; and Eagle Asset Management, Inc.

Q.   What is the investment outlook for the small-capitalization equity market?

A.   Ashfield notes that while the horrific events in Japan will undoubtedly have a considerable negative impact on the Japanese economy, Ashfield believes the direct global economic impact will result from supply chain disruptions. However, these disruptions are expected to be short-lived and therefore modest in impact. On the other hand, Ashfield feels the situation in the Middle East appears far more serious given the enormous potential impact of energy prices on global economic growth.
     Ashfield believes, in that context, many unknowns exist including the potential duration of the supply disruption and uncertainties as to whether increased production in other regions might offer a buffer while the civil unrest sorts itself out.
     Meanwhile, there is also the potential impact on corporate profits with the second round of quantitative easing set to unwind in June.

     Here in the U.S., corporate profits have risen at rates above analyst expectations on the strength of business spending, particularly inventory replenishment and, to a lesser extent, on evidence of a pick-up in consumer spending. With limited fiscal remedies available, Ashfield believes many investors remain concerned that this second quantitative easing may not be successful in stimulating real demand, citing anemic growth in both employment and personal income. On the other hand, the Fed recently offered its most optimistic view to date saying the recovery is on "firmer footing" while the unemployment picture is
     "gradually improving." While further easing is always an option, Ashfield believes the Fed's stance suggests their conversations have moved in the other direction, giving investors greater confidence in the sustainability of an economic recovery. Of the key building blocks of the economy - consumption, investment (residential and non-residential, or business investment), and government spending - Ashfield believes business investment is holding up well while wage growth has been slow to increase, housing remains sluggish, and government spending is under pressure. In addition, Ashfield notes near-record large-company corporate profits suggest an improvement in employment and healthy corporate investment to come, along with small- to medium-sized enterprise hiring improvements.

     Ashfield believes the result should be an equity market that is underpinned by healthy profits, rising dividends and share buy-backs, and increased mergers and acquisitions activity from high corporate cash levels. Despite the unsettling events during the quarter, "globalization" continues to be the operative word in terms of construction of Ashfield's portion of the
     Fund. Far from being a negative, Ashfield believes cross-border opportunities should allow its holdings to grow at faster rates than the domestic economy might otherwise dictate. In the end, Ashfield believes that globalization is a win-win proposition and is best reflected in a rising standard of living, particularly in emerging markets.

     Copper Rock notes that it remains encouraged at prospects for its investment process as company fundamentals and earnings are back in focus. Copper Rock expects U.S. gross domestic product growth to be within a tighter range going forward, which, with a slower growth environment, should lend itself to a market backdrop where there is more stock differentiation. As such, those stocks should be rewarded for having strong and sustainable growth rates. The Copper Rock management team expects to continue to find ideas across all sectors through its fundamental, bottom-up stock selection. The relative overweight in technology for its portion of the Fund should continue to be a result of the bottom-up theme regarding cloud computing and connected devices.
     On the other hand, within the consumer discretionary sector, Copper Rock expects to maintain its relative underweight in retail, as Copper Rock believes the consumer remains challenged and will likely face more challenges with the recent spike in oil prices. Copper Rock expects to continue to be generally underweight in health care, although more recently the firm has found additional health services ideas in the sector to close in on this relative underweight.

Strategic Small Company Fund

                                                                 36

     Eagle believes the key to recent market returns have simply been a function of the market's current free-cash-flow yields.
     Corporations, emerging from survival mode, have not yet increased capital spending or hiring. And, the consensus seems to be that companies eventually will spend their cash and a capital-spending-led recovery will take hold. This seems to be the case thus far, but the recent headline-grabbing factors could slow the capital-spending cycle. Many are surprised the stock market continued to produce strong returns in spite of headline news that was difficult to overlook: select European bond yields were at all-time highs; the world's third-largest economy suffered dual disasters; state and local cutbacks continued in the U.S.;
     oil prices were at several-year highs; housing prices fell to a new post-bubble low; and developed nations continued to have high debt burdens. However, Eagle believes that inflation is transitory and the economic recovery will remain sluggish;
     consequently, Eagle believes it is unlikely that the Fed will end its second round of quantitative easing or raise interest rates in 2011.

     In addition, Eagle is hopeful that correlations will return to normal sooner or later and the market will eventually reward strong fundamentals. Eagle also notes that high correlations and a strong market are unusual, and it is a faint memory as to when correlations have been so far above normal in a strong market. As this process continues, Eagle believes its portion of the Fund should benefit from the maturation of what it considers to be a subdued recovery.

                                                                                                        Strategic Small Company Fund

                                                                 37

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2011
____________________________________________________________________________________________________________________________________

                                                                               Annualized       Annualized       Annualized
                                                    Inception       1 Year       5 Year           10 Year         Inception
                                                      Date          Return       Return           Return           to Date
____________________________________________________________________________________________________________________________________

Class Z                                              12/31/96       28.82%        3.12%             5.34%           7.78%
Class A with load                                    07/31/03       21.10%        1.66%              n/a            6.35%
Class A without load                                 07/31/03       28.43%        2.87%              n/a            7.18%
Institutional Class                                  12/20/06 (1)   29.00%         n/a               n/a            3.62%
Russell 2000 Growth Index                            12/31/96       31.04%        4.34%             6.44%           5.02%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from regulatory settlements. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative indexes can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

As of January 1, 2006, certain of the Fund's assets began to be managed by sub-advisers different than the Fund's former adviser, and the Fund's former adviser became a sub-adviser to the Fund. In addition, effective following the close of business on February
27, 2009, the Fund's former co-sub-adviser was replaced with Ashfield Capital Partners, LLC. As a result, the Fund's performance prior to these dates may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 27, 2010 prospectus as supplemented through December 21, 2010) are 1.74% and 1.30%; 3.18% and 1.55%; and 1.14% and 1.05%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Strategic Small Company Fund, Class Z	Russell 2000 Growth Index
3/31/01	10,000	10,000
3/31/02	11,068	10,495
3/31/03	7,219	7,176
3/31/04	11,325	11,708
3/31/05	11,978	11,810
3/31/06	14,429	15,098
3/31/07	15,167	15,334
3/31/08	13,499	13,963
3/31/09	8,792	8,886
3/31/10	13,062	14,246
3/31/11	16,826	18,668

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2001 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	1.3%
Consumer Discretionary	15.0%
Consumer Staples	1.9%
Energy	7.7%
Financials	8.6%
Health Care	13.6%
Industrials	17.8%
Information Technology	28.9%
Materials	4.4%
Utilities	0.8%

                                                                 38

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2011

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 98.7%                                                       Auto-Medium & Heavy Duty Trucks - 0.0%
Advertising Agencies - 0.4%                                                Oshkosh*                                       1,499   $         53
MDC Partners, Cl A                            26,407   $        443                                                               ______________
                                                       ______________
                                                                           Total Auto-Medium & Heavy Duty Trucks                            53
Total Advertising Agencies                                      443        _____________________________________________________________________
_____________________________________________________________________
                                                                           Batteries/Battery Systems - 0.4%
Aerospace/Defense - 0.8%                                                   EnerSys*                                      13,430            534
Esterline Technologies*                        5,778            409                                                               ______________
Transdigm Group*                               6,185            518
                                                       ______________      Total Batteries/Battery Systems                                 534
                                                                           _____________________________________________________________________
Total Aerospace/Defense                                         927
_____________________________________________________________________      Building & Construction Products-Miscellaneous - 0.2%
                                                                           Trex, Inc.*                                    8,695            284
Aerospace/Defense-Equipment - 2.4%                                                                                                ______________
AAR*                                          33,843            938
BE Aerospace*                                 25,839            918        Total Building & Construction Products-Miscellaneous            284
Heico                                          7,754            485        _____________________________________________________________________
Kaman                                          9,008            317
Triumph Group                                  2,894            256        Chemicals-Diversified - 1.1%
                                                       ______________      Gulf Resources*                               27,045            168
                                                                           Olin                                          19,628            450
Total Aerospace/Defense-Equipment                             2,914        Solutia*                                      28,480            723
_____________________________________________________________________                                                             ______________

Airlines - 0.6%                                                            Total Chemicals-Diversified                                   1,341
Alaska Air Group*                              4,941            313        _____________________________________________________________________
Copa Holdings, Cl A                            7,387            390
                                                       ______________      Chemicals-Specialty - 1.0%
                                                                           Balchem                                        5,155            193
Total Airlines                                                  703        Newmarket                                      4,453            705
_____________________________________________________________________      Stepan                                         3,475            252
                                                                                                                                  ______________
Alternative Waste Technologies - 0.3%
Calgon Carbon*                                23,458            372        Total Chemicals-Specialty                                     1,150
                                                       ______________      _____________________________________________________________________

Total Alternative Waste Technologies                            372        Coal - 0.4%
_____________________________________________________________________      Cloud Peak Energy*                            22,850            493
                                                                                                                                  ______________
Apparel Manufacturers - 0.6%
G-III Apparel Group*                           7,273            273        Total Coal                                                      493
Under Armour, Cl A*                            6,965            474        _____________________________________________________________________
                                                       ______________
                                                                           Coffee - 0.7%
Total Apparel Manufacturers                                     747        Green Mountain Coffee Roasters*               13,118            848
_____________________________________________________________________                                                             ______________

Applications Software - 1.1%                                               Total Coffee                                                    848
Check Point Software Technologies*             6,095            311        _____________________________________________________________________
NetSuite*                                     13,437            391
Progress Software*                            21,184            616        Commercial Banks-Central US - 0.1%
                                                       ______________      First Financial Bancorp                        7,658            128
                                                                                                                                  ______________
Total Applications Software                                   1,318
_____________________________________________________________________      Total Commercial Banks-Central US                               128
                                                                           _____________________________________________________________________
Auction House/Art Dealer - 0.6%
Sotheby's                                     13,697            720        Commercial Banks-Eastern US - 0.7%
                                                       ______________      CIT Group*                                     9,905            422
                                                                           FNB                                           37,403            394
Total Auction House/Art Dealer                                  720                                                               ______________
_____________________________________________________________________
                                                                           Total Commercial Banks-Eastern US                               816
Auto Repair Centers - 0.8%                                                 _____________________________________________________________________
Monro Muffler Brake                           27,761            916
                                                       ______________      Commercial Banks-Southern US - 0.7%
                                                                           Cardinal Financial                            43,285            505
Total Auto Repair Centers                                       916        First Citizens Bancshares, Cl A                1,825            366
_____________________________________________________________________                                                             ______________

Auto/Truck Parts & Equipment-Original - 1.3%                               Total Commercial Banks-Southern US                              871
Amerigon*                                     16,182            247        _____________________________________________________________________
Federal-Mogul*                                12,846            320
Modine Manufacturing*                         41,075            663        Commercial Services - 1.4%
Tenneco*                                       7,885            335        Acacia Research - Acacia Technologies*        14,315            490
                                                       ______________      HMS Holdings*                                 14,744          1,207
                                                                                                                                  ______________
Total Auto/Truck Parts & Equipment-Original                   1,565
_____________________________________________________________________      Total Commercial Services                                     1,697
                                                                           _____________________________________________________________________

                                                                           Commercial Services-Finance - 0.6%
                                                                           Dollar Financial*                             15,929            330
                                                                           Total System Services                         22,073            398
                                                                                                                                  ______________

                                                                           Total Commercial Services-Finance                               728
                                                                           _____________________________________________________________________

                                                                 39

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2011

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Computer Aided Design - 0.3%                                               Disposable Medical Products - 0.2%
Aspen Technology*                             25,670   $        385        ICU Medical*                                   4,806   $        210
                                                       ______________                                                             ______________

Total Computer Aided Design                                     385        Total Disposable Medical Products                               210
_____________________________________________________________________      _____________________________________________________________________

Computer Graphics - 0.4%                                                   Distribution/Wholesale - 1.7%
Monotype Imaging Holdings*                    32,809            476        MWI Veterinary Supply*                         8,879            716
                                                       ______________      Titan Machinery*                              16,190            409
                                                                           WESCO International*                          13,955            872
Total Computer Graphics                                         476                                                               ______________
_____________________________________________________________________
                                                                           Total Distribution/Wholesale                                  1,997
Computer Services - 1.1%                                                   _____________________________________________________________________
iGate                                         19,100            358
IHS, Cl A*                                     2,364            210        Diversified Manufacturing Operations - 1.2%
SYKES Enterprises*                            20,315            402        Harsco                                        10,231            361
Syntel                                         2,926            153        LSB Industries*                               16,395            650
VanceInfo Technologies ADR*                    6,291            197        Matthews International, Cl A                  10,834            418
                                                       ______________                                                             ______________

Total Computer Services                                       1,320        Total Diversified Manufacturing Operations                    1,429
_____________________________________________________________________      _____________________________________________________________________

Computer Software - 0.1%                                                   E-Commerce/Products - 1.2%
SS&C Technologies Holdings*                    4,534             93        Shutterfly*                                   27,490          1,439
                                                       ______________                                                             ______________

Total Computer Software                                          93        Total E-Commerce/Products                                     1,439
_____________________________________________________________________      _____________________________________________________________________

Computers-Integrated Systems - 0.6%                                        E-Commerce/Services - 0.6%
Riverbed Technology*                          14,388            542        IAC/InterActiveCorp*                          12,800            396
Stratasys*                                     3,487            164        OpenTable*                                     2,749            292
                                                       ______________                                                             ______________

Total Computers-Integrated Systems                              706        Total E-Commerce/Services                                       688
_____________________________________________________________________      _____________________________________________________________________

Consulting Services - 1.1%                                                 Electric Products-Miscellaneous - 0.5%
Advisory Board*                                7,139            368        GrafTech International*                       29,192            602
Gartner*                                      10,000            417                                                               ______________
Towers Watson, Cl A                            9,964            552
                                                       ______________      Total Electric Products-Miscellaneous                           602
                                                                           _____________________________________________________________________
Total Consulting Services                                     1,337
_____________________________________________________________________      Electric-Transmission - 0.4%
                                                                           ITC Holdings                                   7,092            496
Consumer Products-Miscellaneous - 0.2%                                                                                            ______________
Sodastream International*                      4,427            194
                                                       ______________      Total Electric-Transmission                                     496
                                                                           _____________________________________________________________________
Total Consumer Products-Miscellaneous                           194
_____________________________________________________________________      Electronic Components-Miscellaneous - 1.5%
                                                                           Daktronics                                    26,607            286
Containers-Metal/Glass - 0.2%                                              OSI Systems*                                   6,145            231
Crown Holdings*                                7,390            285        Plexus*                                       16,013            561
                                                       ______________      Rogers*                                        6,645            299
                                                                           Zagg*                                         59,725            449
Total Containers-Metal/Glass                                    285                                                               ______________
_____________________________________________________________________
                                                                           Total Electronic Components-Miscellaneous                     1,826
Containers-Paper/Plastic - 0.4%                                            _____________________________________________________________________
Rock-Tenn, Cl A                                6,378            442
                                                       ______________      Electronic Components-Semiconductors - 4.2%
                                                                           Cavium Networks*                              15,794            709
Total Containers-Paper/Plastic                                  442        Ceva*                                          6,164            165
_____________________________________________________________________      Diodes*                                       28,178            960
                                                                           Entropic Communications*                     121,206          1,024
Cosmetics & Toiletries - 0.4%                                              Microsemi*                                     1,046             22
Elizabeth Arden*                              14,050            422        MIPS Technologies*                            31,116            326
                                                       ______________      Netlogic Microsystems*                        23,180            974
                                                                           Skyworks Solutions*                           10,882            353
Total Cosmetics & Toiletries                                    422        Spreadtrum Communications ADR*                25,210            468
_____________________________________________________________________                                                             ______________

Dental Supplies & Equipment - 0.2%                                         Total Electronic Components-Semiconductors                    5,001
Sirona Dental Systems*                         3,889            195        _____________________________________________________________________
                                                       ______________

Total Dental Supplies & Equipment                               195
_____________________________________________________________________

                                                                 40

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Electronic Connectors - 0.2%                                               Finance-Consumer Loans - 1.4%
Amphenol, Cl A                                 4,445   $        242        Encore Capital Group*                          8,497   $        201
                                                       ______________      Portfolio Recovery Associates*                15,115          1,287
                                                                           SLM*                                          12,443            190
Total Electronic Connectors                                     242                                                               ______________
_____________________________________________________________________
                                                                           Total Finance-Consumer Loans                                  1,678
Electronic Design Automation - 0.4%                                        _____________________________________________________________________
Magma Design Automation*                      61,363            418
                                                       ______________      Finance-Investment Banker/Broker - 0.3%
                                                                           Evercore Partners, Cl A                       11,500            394
Total Electronic Design Automation                              418                                                               ______________
_____________________________________________________________________
                                                                           Total Finance-Investment Banker/Broker                          394
Electronic Measuring Instruments - 0.3%                                    _____________________________________________________________________
Orbotech*                                     30,359            390
                                                       ______________      Finance-Other Services - 0.2%
                                                                           Higher One Holdings*                          18,800            272
Total Electronic Measuring Instruments                          390                                                               ______________
_____________________________________________________________________
                                                                           Total Finance-Other Services                                    272
Electronic Parts Distribution - 0.3%                                       _____________________________________________________________________
Avnet*                                        10,704            365
                                                       ______________      Food-Baking - 0.4%
                                                                           Flowers Foods                                 16,435            448
Total Electronic Parts Distribution                             365                                                               ______________
_____________________________________________________________________
                                                                           Total Food-Baking                                               448
Electronic Security Devices - 0.2%                                         _____________________________________________________________________
American Science & Engineering                 2,427            224
                                                       ______________      Food-Canned - 0.3%
                                                                           TreeHouse Foods*                               5,754            327
Total Electronic Security Devices                               224                                                               ______________
_____________________________________________________________________
                                                                           Total Food-Canned                                               327
E-Marketing/Information - 1.5%                                             _____________________________________________________________________
comScore*                                     14,507            428
Constant Contact*                              8,658            302        Food-Retail - 0.2%
Liquidity Services*                           20,165            360        Fresh Market*                                  6,355            240
QuinStreet*                                   15,026            342                                                               ______________
ValueClick*                                   24,000            347
                                                       ______________      Total Food-Retail                                               240
                                                                           _____________________________________________________________________
Total E-Marketing/Information                                 1,779
_____________________________________________________________________      Footwear & Related Apparel - 1.0%
                                                                           Steven Madden*                                18,908            887
Energy-Alternate Sources - 0.7%                                            Wolverine World Wide                           9,908            370
LDK Solar ADR*                                33,672            412                                                               ______________
Trina Solar ADR*                              13,693            413
                                                       ______________      Total Footwear & Related Apparel                              1,257
                                                                           _____________________________________________________________________
Total Energy-Alternate Sources                                  825
_____________________________________________________________________      Gas-Distribution - 0.4%
                                                                           UGI                                           14,086            463
Engineering/R&D Services - 0.6%                                                                                                   ______________
KBR                                            5,950            225
McDermott International*                      21,340            542        Total Gas-Distribution                                          463
                                                       ______________      _____________________________________________________________________

Total Engineering/R&D Services                                  767        Health Care Cost Containment - 0.2%
_____________________________________________________________________      Examworks Group*                              11,586            258
                                                                                                                                  ______________
Engines-Internal Combustion - 0.3%
Briggs & Stratton                             15,959            361        Total Health Care Cost Containment                              258
                                                       ______________      _____________________________________________________________________

Total Engines-Internal Combustion                               361        Hotels & Motels - 0.4%
_____________________________________________________________________      Wyndham Worldwide                             15,785            502
                                                                                                                                  ______________
Enterprise Software/Services - 0.3%
Ultimate Software Group*                       6,321            371        Total Hotels & Motels                                           502
                                                       ______________      _____________________________________________________________________

Total Enterprise Software/Services                              371        Human Resources - 1.2%
_____________________________________________________________________      51job ADR*                                     4,162            266
                                                                           Kelly Services, Cl A*                         11,515            250
Entertainment Software - 0.5%                                              Korn/Ferry International*                     39,780            886
Take-Two Interactive Software*                37,400            575                                                               ______________
                                                       ______________
                                                                           Total Human Resources                                         1,402
Total Entertainment Software                                    575        _____________________________________________________________________
_____________________________________________________________________
                                                                           Industrial Audio & Video Products - 0.9%
Filtration/Separation Products - 0.9%                                      Dolby Laboratories, Cl A*                      8,691            428
Polypore International*                       19,631          1,130        Imax*                                         20,685            661
                                                       ______________                                                             ______________

Total Filtration/Separation Products                          1,130        Total Industrial Audio & Video Products                       1,089
_____________________________________________________________________      _____________________________________________________________________

                                                                 41

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2011

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Industrial Automation/Robotics - 0.4%                                      Machinery-General Industry - 2.4%
Cognex                                        16,331   $        461        Altra Holdings*                               11,430   $        270
                                                       ______________      Applied Industrial Technologies               12,115            403
                                                                           Chart Industries*                             17,037            938
Total Industrial Automation/Robotics                            461        Gardner Denver                                 3,857            301
_____________________________________________________________________      Robbins & Myers                               16,631            765
                                                                           Tennant                                        6,210            261
Industrial Gases - 0.4%                                                                                                           ______________
Airgas                                         6,305            419
                                                       ______________      Total Machinery-General Industry                              2,938
                                                                           _____________________________________________________________________
Total Industrial Gases                                          419
_____________________________________________________________________      Machinery-Material Handling - 0.2%
                                                                           Cascade                                        4,715            210
Instruments-Scientific - 0.4%                                                                                                     ______________
FEI*                                          14,924            503
                                                       ______________      Total Machinery-Material Handling                               210
                                                                           _____________________________________________________________________
Total Instruments-Scientific                                    503
_____________________________________________________________________      Medical Information Systems - 0.8%
                                                                           athenahealth*                                  7,605            343
Insurance Brokers - 0.4%                                                   Computer Programs & Systems                    5,874            378
Willis Group Holdings                         11,920            481        Medidata Solutions*                            7,685            196
                                                       ______________                                                             ______________

Total Insurance Brokers                                         481        Total Medical Information Systems                               917
_____________________________________________________________________      _____________________________________________________________________

Internet Application Software - 0.4%                                       Medical Instruments - 0.5%
Vocus*                                        18,224            471        Bruker*                                       29,140            608
                                                       ______________                                                             ______________

Total Internet Application Software                             471        Total Medical Instruments                                       608
_____________________________________________________________________      _____________________________________________________________________

Internet Content-Information/News - 0.8%                                   Medical Labs & Testing Services - 0.3%
Dice Holdings*                                37,717            570        Laboratory Corp of America Holdings*           4,520            416
Travelzoo*                                     5,148            343                                                               ______________
                                                       ______________
                                                                           Total Medical Labs & Testing Services                           416
Total Internet Content-Information/News                         913        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical Products - 2.7%
Internet Telephony - 0.2%                                                  American Medical Systems Holdings*            20,640            447
Broadsoft*                                     4,687            224        Cooper                                        12,244            850
                                                       ______________      Hanger Orthopedic Group*                      31,833            829
                                                                           Hospira*                                       2,935            162
Total Internet Telephony                                        224        PSS World Medical*                             8,487            230
_____________________________________________________________________      ZOLL Medical*                                 16,387            734
                                                                                                                                  ______________
Investment Companies - 0.3%
KKR Financial Holdings                        39,781            389        Total Medical Products                                        3,252
                                                       ______________      _____________________________________________________________________

Total Investment Companies                                      389        Medical-Biomedical/Genetic - 1.0%
_____________________________________________________________________      Bio-Rad Laboratories, Cl A*                    5,525            664
                                                                           Emergent Biosolutions*                         8,827            213
Lasers-Systems/Components - 1.3%                                           Life Technologies*                             6,980            366
Coherent*                                      6,355            369                                                               ______________
II-VI*                                         5,611            279
Newport*                                      28,985            517        Total Medical-Biomedical/Genetic                              1,243
Rofin-Sinar Technologies*                     10,860            429        _____________________________________________________________________
                                                       ______________
                                                                           Medical-Drugs - 0.2%
Total Lasers-Systems/Components                               1,594        Medicis Pharmaceutical, Cl A                   6,497            208
_____________________________________________________________________                                                             ______________

Machinery-Construction & Mining - 0.3%                                     Total Medical-Drugs                                             208
Astec Industries*                             10,593            395        _____________________________________________________________________
                                                       ______________
                                                                           Medical-Generic Drugs - 0.4%
Total Machinery-Construction & Mining                           395        Impax Laboratories*                           19,915            507
_____________________________________________________________________                                                             ______________

Machinery-Electrical - 0.3%                                                Total Medical-Generic Drugs                                     507
Regal-Beloit                                   4,262            315        _____________________________________________________________________
                                                       ______________
                                                                           Medical-Nursing Homes - 0.2%
Total Machinery-Electrical                                      315        Ensign Group                                   6,130            196
_____________________________________________________________________                                                             ______________

                                                                           Total Medical-Nursing Homes                                     196
                                                                           _____________________________________________________________________

                                                                 42

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Medical-Outpatient/Home Medical - 1.2%                                     Pharmacy Services - 1.8%
Air Methods*                                  14,640   $        984        Catalyst Health Solutions*                    27,587   $     1,543
Gentiva Health Services*                      17,650            495        SXC Health Solutions*                         12,242           671
                                                       ______________                                                             ______________

Total Medical-Outpatient/Home Medical                         1,479        Total Pharmacy Services                                      2,214
_____________________________________________________________________      _____________________________________________________________________

Metal Processors & Fabricators - 0.4%                                      Physician Practice Management - 1.3%
Ladish*                                        9,515            520        IPC The Hospitalist*                          25,062         1,138
                                                       ______________      Mednax*                                        6,480           432
                                                                                                                                  ______________
Total Metal Processors & Fabricators                            520
_____________________________________________________________________      Total Physician Practice Management                          1,570
                                                                           _____________________________________________________________________
Miscellaneous Manufacturing - 0.4%
Trimas*                                       19,760            425        Power Conversion/Supply Equipment - 0.4%
                                                       ______________      Advanced Energy Industries*                   31,975           523
                                                                                                                                  ______________
Total Miscellaneous Manufacturing                               425
_____________________________________________________________________      Total Power Conversion/Supply Equipment                        523
                                                                           _____________________________________________________________________
Networking Products - 1.6%
Acme Packet*                                   7,844            557        Property/Casualty Insurance - 0.9%
Anixter International                          8,576            599        Enstar Group*                                  5,325           532
LogMeIn*                                       5,825            246        ProAssurance*                                  7,980           506
Netgear*                                      15,392            499                                                               ______________
                                                       ______________
                                                                           Total Property/Casualty Insurance                            1,038
Total Networking Products                                     1,901        _____________________________________________________________________
_____________________________________________________________________
                                                                           Publishing-Books - 0.7%
Non-Ferrous Metals - 0.2%                                                  John Wiley & Sons, Cl A                       16,456           837
Materion*                                      4,620            188                                                               ______________
                                                       ______________
                                                                           Total Publishing-Books                                         837
Total Non-Ferrous Metals                                        188        _____________________________________________________________________
_____________________________________________________________________
                                                                           Racetracks - 0.3%
Oil Companies-Exploration & Production - 3.0%                              Penn National Gaming*                         11,035           409
Approach Resources*                           16,269            547                                                               ______________
Brigham Exploration*                          16,616            618
Georesources*                                 10,089            315        Total Racetracks                                               409
Magnum Hunter Resources*                      61,228            525        _____________________________________________________________________
Northern Oil and Gas*                         12,905            344
Oasis Petroleum*                              32,519          1,028        Reinsurance - 0.8%
Rosetta Resources*                             5,190            247        Allied World Assurance                         6,102           382
                                                       ______________      Argo Group International Holdings              8,908           294
                                                                           Reinsurance Group of America                   5,170           325
Total Oil Companies-Exploration & Production                  3,624                                                               ______________
_____________________________________________________________________
                                                                           Total Reinsurance                                            1,001
Oil Field Machinery & Equipment - 0.5%                                     _____________________________________________________________________
Lufkin Industries                              6,428            601
                                                       ______________      REITs-Apartments - 0.5%
                                                                           Associated Estates Realty                     37,798           600
Total Oil Field Machinery & Equipment                           601                                                               ______________
_____________________________________________________________________
                                                                           Total REITs-Apartments                                         600
Oil-Field Services - 2.3%                                                  _____________________________________________________________________
CARBO Ceramics                                 7,816          1,103
North American Energy Partners*               17,855            220        REITs-Diversified - 0.3%
Oil States International*                      9,625            733        DuPont Fabros Technology                      16,590           402
Tesco*                                        31,348            688                                                               ______________
                                                       ______________
                                                                           Total REITs-Diversified                                        402
Total Oil-Field Services                                      2,744        _____________________________________________________________________
_____________________________________________________________________
                                                                           REITs-Hotels - 0.3%
Paper & Related Products - 0.3%                                            Hersha Hospitality Trust                      60,364           359
Rayonier REIT                                  4,900            305                                                               ______________
                                                       ______________
                                                                           Total REITs-Hotels                                             359
Total Paper & Related Products                                  305        _____________________________________________________________________
_____________________________________________________________________
                                                                           Rental Auto/Equipment - 0.9%
Patient Monitoring Equipment - 0.4%                                        United Rentals*                               30,842         1,026
Masimo                                        14,347            475                                                               ______________
                                                       ______________
                                                                           Total Rental Auto/Equipment                                  1,026
Total Patient Monitoring Equipment                              475        _____________________________________________________________________
_____________________________________________________________________
                                                                           Research & Development - 0.3%
                                                                           Parexel International*                        16,471           410
                                                                                                                                  ______________

                                                                           Total Research & Development                                   410
                                                                           _____________________________________________________________________

                                                                 43

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2011

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Retail-Apparel/Shoe - 1.1%                                                 Semiconductor Components-Integrated Circuits - 1.1%
Express                                       14,846   $        290        Cirrus Logic*                                 24,373   $        513
Guess?                                        19,576            770        Emulex*                                       24,224            258
Men's Wearhouse                                9,199            249        Standard Microsystems*                         7,945            196
                                                       ______________      TriQuint Semiconductor*                       30,173            389
                                                                                                                                  ______________
Total Retail-Apparel/Shoe                                     1,309
_____________________________________________________________________      Total Semiconductor Components-Integrated Circuits            1,356
                                                                           _____________________________________________________________________
Retail-Automobile - 0.6%
Group 1 Automotive                             9,530            408        Semiconductor Equipment - 3.4%
Lithia Motors, Cl A                           19,005            277        Amtech Systems*                               16,995            429
                                                       ______________      Entegris*                                     73,428            644
                                                                           Kulicke & Soffa Industries*                   50,355            471
Total Retail-Automobile                                         685        Lam Research*                                  6,125            347
_____________________________________________________________________      MKS Instruments                                6,193            206
                                                                           Nanometrics*                                  24,590            445
Retail-Discount - 0.4%                                                     Photronics*                                   25,170            226
99 Cents Only Stores*                         21,918            430        Ultratech*                                    15,886            467
                                                       ______________      Varian Semiconductor
                                                                              Equipment Associates*                       8,387            408
Total Retail-Discount                                           430        Veeco Instruments*                             8,780            446
_____________________________________________________________________                                                             ______________

Retail-Home Furnishings - 0.4%                                             Total Semiconductor Equipment                                 4,089
Pier 1 Imports*                               51,575            523        _____________________________________________________________________
                                                       ______________
                                                                           Super-Regional Banks-US - 0.3%
Total Retail-Home Furnishings                                   523        Huntington Bancshares                         55,665            370
_____________________________________________________________________                                                             ______________

Retail-Pawn Shops - 0.8%                                                   Total Super-Regional Banks-US                                   370
Ezcorp, Cl A*                                 17,360            545        _____________________________________________________________________
First Cash Financial Services*                 9,758            377
                                                       ______________      Telecommunication Equipment - 1.0%
                                                                           Anaren*                                       18,880            379
Total Retail-Pawn Shops                                         922        Plantronics                                   22,495            824
_____________________________________________________________________                                                             ______________

Retail-Perfume & Cosmetics - 0.5%                                          Total Telecommunication Equipment                             1,203
Ulta Salon Cosmetics & Fragrance*             11,743            565        _____________________________________________________________________
                                                       ______________
                                                                           Telecommunications Equipment-Fiber Optics - 1.0%
Total Retail-Perfume & Cosmetics                                565        Finisar*                                      37,715            928
_____________________________________________________________________      Harmonic*                                     22,595            212
                                                                                                                                  ______________
Retail-Restaurants - 1.1%
BJ's Restaurants*                              9,564            376        Total Telecommunications Equipment-Fiber Optics               1,140
Buffalo Wild Wings*                            7,790            424        _____________________________________________________________________
Texas Roadhouse                               30,353            516
                                                       ______________      Telecommunications Services - 0.2%
                                                                           Motricity*                                    19,196            289
Total Retail-Restaurants                                      1,316                                                               ______________
_____________________________________________________________________
                                                                           Total Telecommunications Services                               289
Retail-Vitamins/Nutrient Supplements - 0.4%                                _____________________________________________________________________
Vitamin Shoppe*                               15,003            508
                                                       ______________      Television - 0.1%
                                                                           Sinclair Broadcast Group, Cl A                11,780            148
Total Retail-Vitamins/Nutrient Supplements                      508                                                               ______________
_____________________________________________________________________
                                                                           Total Television                                                148
Rubber-Tires - 0.5%                                                        _____________________________________________________________________
Cooper Tire & Rubber                          24,277            625
                                                       ______________      Textile-Apparel - 0.2%
                                                                           Perry Ellis International*                     7,020            193
Total Rubber-Tires                                              625                                                               ______________
_____________________________________________________________________
                                                                           Total Textile-Apparel                                           193
S&L/Thrifts-Central US - 0.2%                                              _____________________________________________________________________
Capitol Federal Financial                     16,737            189
                                                       ______________      Theaters - 0.7%
                                                                           Cinemark Holdings                             11,251            217
Total S&L/Thrifts-Central US                                    189        National CineMedia                            34,108            637
_____________________________________________________________________                                                             ______________

Satellite Telecommunications - 0.2%                                        Total Theaters                                                  854
EchoStar, Cl A*                                6,665            252        _____________________________________________________________________
                                                       ______________
                                                                           Toys - 0.3%
Total Satellite Telecommunications                              252        Hasbro                                         7,695            360
_____________________________________________________________________                                                             ______________

Seismic Data Collection - 0.7%                                             Total Toys                                                      360
OYO Geospace*                                  8,607            848        _____________________________________________________________________
                                                       ______________

Total Seismic Data Collection                                   848
_____________________________________________________________________

                                                                 44

_____________________________________________________________________     Other Information:

Description                               Shares        Value (000)       The Fund utilizes various inputs in determining the value of its
_____________________________________________________________________     investments as of the reporting period end. These inputs are summarized in three broad levels as follows:
Transactional Software - 1.6%
ACI Worldwide*                                12,362   $        405       Level 1 - quoted prices in active markets for identical securities
Synchronoss Technologies*                     21,288            740       Level 2 - other significant observable inputs (including quoted
VeriFone Systems*                             14,452            794                 prices for similar securities, interest rates, prepayment
                                                       ______________               speeds, credit risk, etc.)
                                                                          Level 3 - significant unobservable inputs (including the Fund's own
Total Transactional Software                                  1,939                 assumption in determining the fair value of investments)
_____________________________________________________________________
                                                                          The inputs or methodology used for valuing securities are not
Transport-Equipment & Leasing - 0.5%                                      necessarily an indication of the risk associated with investing in
Greenbrier*                                   19,368            550       those securities. A summary of the inputs used as of March 31, 2011
                                                       ______________     in valuing the Fund's net assets were as follows (000):

Total Transport-Equipment & Leasing                             550            Description            Level 1     Level 2     Level 3   Total
_____________________________________________________________________     _____________________________________________________________________

Transport-Marine - 0.3%                                                   Investments
Tidewater                                      6,757            404          Common Stock             $118,408      $-          $-     $118,408
                                                       ______________        Affiliated Mutual Fund      1,599       -           -        1,599
                                                                          _____________________________________________________________________
Total Transport-Marine                                          404
_____________________________________________________________________     Total Investments           $120,007      $-          $-     $120,007
                                                                          _____________________________________________________________________
Transport-Services - 0.3%
Hub Group, Cl A*                               8,676            314       Refer to the "Security Valuation" section of Note 2 for further
                                                       ______________     information.

Total Transport-Services                                        314
_____________________________________________________________________

Transport-Truck - 0.3%
JB Hunt Transport Services                     9,120            414
                                                       ______________

Total Transport-Truck                                           414
_____________________________________________________________________

Travel Services - 0.4%
Interval Leisure Group*                       26,160            428
                                                       ______________

Total Travel Services                                           428
_____________________________________________________________________

Veterinary Diagnostics - 0.2%
Neogen*                                        6,085            252
                                                       ______________

Total Veterinary Diagnostics                                    252
_____________________________________________________________________

Virtual Reality Products - 0.9%
RealD*                                        40,629          1,112
                                                       ______________

Total Virtual Reality Products                                1,112
_____________________________________________________________________

Wire & Cable Products - 0.5%
General Cable*                                14,361            622
                                                       ______________

Total Wire & Cable Products                                     622
                                                       ______________

Total Common Stock (Cost $88,215)                           118,408
_____________________________________________________________________

Affiliated Mutual Fund - 1.3%
Old Mutual Cash Reserves Fund,
   Institutional Class, 0.05% (A)          1,599,080          1,599
                                                       ______________

Total Affiliated Mutual Fund (Cost $1,599)                    1,599
_____________________________________________________________________

Total Investments - 100.0% (Cost $89,814)                   120,007
_____________________________________________________________________

Other Assets and Liabilities, Net - 0.0%                         52
_____________________________________________________________________

Total Net Assets - 100.0%                              $    120,059
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 90.

The accompanying notes are an integral part of the financial statements.

                                                                 45

OLD MUTUAL TS&W MID-CAP VALUE FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Thompson, Siegel & Walmsley, LLC

Performance Highlights

o    For the fiscal year ended March 31, 2011, the Old Mutual TS&W Mid-Cap Value Fund underperformed its benchmark, the Russell
     Midcap Value Index. The Fund's Institutional Class shares posted a 20.61% return versus a 22.26% return for the Index.

o    The technology and consumer staples sectors contributed most to the Fund's performance. The main detractors from Fund performance were attributed to stock selection in the consumer discretionary sector.

o    Stocks that contributed to the Fund's performance included specialty pharmaceutical firm Valeant Pharmaceuticals, nitrogen fertilizer producer CF Industries Holdings, and pharmaceutical services company AmerisourceBergen.

o    Among the top detractors were mortgage-processing provider Lender Processing Services, hard-drive maker Western Digital, and electronics retailer RadioShack (no longer a Fund holding).

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2011, the Old Mutual TS&W Mid-Cap Value Fund (the "Fund") underperformed its benchmark, the Russell Midcap Value Index (the "Index"). The Fund's Institutional Class shares posted a 20.61% return versus a 22.26%
     return for the Index. Performance for all share classes can be found on page 48.

Q.   What investment environment did the Fund face during the past period?

A.   The twelve-month fiscal period started and ended with huge macro events: the Gulf oil spill, violence in the Middle East, and the tragic natural disasters in Japan. The oil spill in April 2010 had a dramatic negative impact on U.S. stocks, while more recent events that have occurred farther from home were barely a blip in performance. The past fiscal year has generally been a
     "risk-on" market environment, which proved to be a difficult climate for the Fund's investment process as money flowed into low-quality stocks. More recently though, inflation expectations ticked up and so did interest in high-quality companies. The
     U.S. Federal Reserve Board's (the "Fed") second round of quantitative easing will soon be coming to an end, which should be another positive for cash-rich companies with strong balance sheets. The past few months, in particular, were a much more favorable market environment for the Fund.

Q.   Which market factors influenced the Fund's relative performance?

A.   Over the course of the fiscal year, the risk trade was an important part of market dynamics, with investors alternately seeking and avoiding riskier stocks based on shifting macroeconomic winds. There were also signs that other factors, including company fundamentals, were attracting attention again.

     The technology and consumer staples sectors contributed most to the Fund's performance. Within the technology sector, semiconductor stocks and companies with exposure to communications proved to be the key. The consumer staples sector was the weakest Index sector over the last year, so the Fund's underweight position was additive to its relative performance, and the
     Fund was also able to focus on some of the outperforming stocks in the group.

     The main detractors from Fund performance were attributed to stock selection in the consumer discretionary sector, as well as a negative allocation effect derived from the underweight position in the energy sector, which was the strongest performing sector in the Index. The shortfall in the consumer discretionary sector was broadly attributable to industry selection, as retailers and various media- and entertainment-related industries underperformed. This was exacerbated by stock-specific setbacks in a handful of names.

Q.   How did portfolio composition affect Fund performance?

A.   Stocks that contributed to the Fund's performance included specialty pharmaceutical firm Valeant Pharmaceuticals, nitrogen fertilizer producer CF Industries Holdings, and pharmaceutical services company AmerisourceBergen. Valeant Pharmaceuticals raised its full-year-guidance estimates and put its cash to use by making two acquisitions during the first quarter of 2011. CF
     Industries Holdings, the world's second-largest producer of nitrogen fertilizer, continued to outperform as global agricultural demand strengthened. AmerisourceBergen continued to benefit from good long-term growth prospects being driven by the aging U.S.
     population, increased demand for more profitable generic drugs, and the potential for increased health care coverage.

TS&W Mid-Cap Value Fund

                                                                 46

     Among the top detractors were mortgage-processing provider Lender Processing Services, hard-drive maker Western Digital, and electronics retailer RadioShack (no longer a Fund holding). Lender Processing Services, the nation's leading provider of mortgage processing services and mortgage default solutions, traded off during the quarter on concerns that foreclosures have slowed down, which led to lower volumes. Western Digital traded off in sympathy with other hardware manufacturers on concerns regarding weakening PC demand. Despite reporting a rise in profit, RadioShack came under pressure on concerns regarding increased mobile device competition from retailers such as Best Buy, along with news that Sam's Club would not be renewing its contract for the 400 cell-phone kiosks that RadioShack currently operates within Sam's Club stores.

Q.   What is the investment outlook for the mid-capitalization value equity market?

A.   Thompson, Siegel & Walmsley, LLC ("TS&W") believes the market is now beginning to look forward to the end of the second round of quantitative easing this summer and anticipate whether a third round will be forthcoming or whether organic growth can sustain the recovery from here. Pressure on growth continues as consumers pay down debt while facing higher food and energy prices, along with high unemployment and a possible further reduction in home prices. Given the likelihood of growth scarcity,
     TS&W believes the Fund will be at an advantage due to its positive growth characteristics relative to the Index average. TS&W is also looking for the Fund's significant valuation discount versus the Index to provide a margin of safety in the event of another reversal.

Top Ten Holdings
as of March 31, 2011

Annaly Capital Management                                                   3.3%
___________________________________________________________________________________

Sempra Energy                                                               3.1%
___________________________________________________________________________________

CMS Energy                                                                  2.8%
___________________________________________________________________________________

PG&E                                                                        2.6%
___________________________________________________________________________________

HCC Insurance Holdings                                                      2.6%
___________________________________________________________________________________

Quest Diagnostics                                                           2.3%
___________________________________________________________________________________

CenterPoint Energy                                                          2.3%
___________________________________________________________________________________

TJX                                                                         2.3%
___________________________________________________________________________________

AON                                                                         2.3%
___________________________________________________________________________________

Bemis                                                                       2.1%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           25.7%
___________________________________________________________________________________

TS&W Mid-Cap Value Fund

                                                                 47

OLD MUTUAL TS&W MID-CAP VALUE FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2011
____________________________________________________________________________________________________________________________________

                                                                                                                     Annualized
                                                                      Inception               1 Year                  Inception
                                                                         Date                 Return                   to Date
____________________________________________________________________________________________________________________________________

Class Z                                                                12/09/08               20.59%                   22.73%
Class A with load                                                      06/04/07               13.23%                   (2.80)%
Class A without load                                                   06/04/07               20.14%                   (1.28)%
Institutional Class                                                    06/04/07               20.61%                   (0.87)%
Russell Midcap Value Index                                             06/04/07               22.26%                   (0.83)%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense
(reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the
July 27, 2010 prospectus as supplemented through December 21, 2010) are 1.39% and 1.13%; 1.95% and 1.41%; and 1.07% and 1.01%,
respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual TS&W Mid-Cap Value Fund, Institutional Class	Russell Midcap Value Index
6/4/07	10,000	10,000
3/31/08	8,725	7,992
3/31/09	5,688	4,595
3/31/10	8,020	7,922
3/31/11	9,673	9,686

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Institutional
Class shares on the inception date of June 4, 2007 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	0.9%
Consumer Discretionary	12.5%
Consumer Staples	3.3%
Energy	5.0%
Financials	17.7%
Health Care	13.3%
Industrials	12.0%
Information Technology	14.1%
Materials	4.6%
Telecommunication Services	1.8%
Utilities	14.8%

                                                                 48

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2011

_____________________________________________________________________     _____________________________________________________________________

Description                               Shares        Value (000)       Description                               Shares        Value (000)
_____________________________________________________________________     _____________________________________________________________________

Common Stock - 97.6%                                                      Diversified Manufacturing Operations - 1.8%
                                                                          ITT                                           87,700    $     5,266
Aerospace/Defense-Equipment - 1.5%                                                                                               ______________
Alliant Techsystems                           61,550   $      4,350
                                                       ______________     Total Diversified Manufacturing Operations                    5,266
                                                                          _____________________________________________________________________
Total Aerospace/Defense-Equipment                             4,350
_____________________________________________________________________     E-Commerce/Services - 1.2%
                                                                          Expedia                                      156,200          3,539
Agricultural Chemicals - 0.8%                                                                                                    ______________
CF Industries Holdings                        16,500          2,257
                                                       ______________     Total E-Commerce/Services                                     3,539
                                                                          _____________________________________________________________________
Total Agricultural Chemicals                                  2,257
_____________________________________________________________________     Electric-Integrated - 6.8%
                                                                          CMS Energy                                   401,000          7,876
Apparel Manufacturers - 1.5%                                              OGE Energy                                    86,200          4,358
VF                                            43,900          4,325       PG&E                                         164,100          7,250
                                                       ______________                                                            ______________

Total Apparel Manufacturers                                   4,325       Total Electric-Integrated                                    19,484
_____________________________________________________________________     _____________________________________________________________________

Auto-Medium & Heavy Duty Trucks - 1.5%                                    Electronic Components-Miscellaneous - 0.5%
Oshkosh*                                     122,300          4,327       Garmin                                        42,500          1,439
                                                       ______________                                                            ______________

Total Auto-Medium & Heavy Duty Trucks                         4,327       Total Electronic Components-Miscellaneous                     1,439
_____________________________________________________________________     _____________________________________________________________________

Beverages-Non-Alcoholic - 1.5%                                            Electronic Components-Semiconductors - 1.7%
Coca-Cola Enterprises                        158,400          4,324       Micron Technology*                           306,100          3,508
                                                       ______________     Skyworks Solutions*                           44,200          1,433
                                                                                                                                 ______________
Total Beverages-Non-Alcoholic                                 4,324
_____________________________________________________________________     Total Electronic Components-Semiconductors                    4,941
                                                                          _____________________________________________________________________
Commercial Banks-Western US - 0.7%
East West Bancorp                             97,700          2,145       Engineering/R&D Services - 3.8%
                                                       ______________     EMCOR Group*                                 163,184          5,054
                                                                          Foster Wheeler*                               57,700          2,171
Total Commercial Banks-Western US                             2,145       URS*                                          79,300          3,652
_____________________________________________________________________                                                            ______________

Commercial Services-Finance - 2.4%                                        Total Engineering/R&D Services                               10,877
H&R Block                                    215,134          3,601       _____________________________________________________________________
Lender Processing Services                    99,300          3,196
                                                       ______________     Finance-Investment Banker/Broker - 1.7%
                                                                          TD Ameritrade Holding                        237,200          4,950
Total Commercial Services-Finance                             6,797                                                              ______________
_____________________________________________________________________
                                                                          Total Finance-Investment Banker/Broker                        4,950
Computers-Memory Devices - 2.5%                                           _____________________________________________________________________
SanDisk*                                      93,300          4,300
Western Digital*                              76,500          2,853       Food-Miscellaneous/Diversified - 1.8%
                                                       ______________     Ralcorp Holdings*                             73,700          5,043
                                                                                                                                 ______________
Total Computers-Memory Devices                                7,153
_____________________________________________________________________     Total Food-Miscellaneous/Diversified                          5,043
                                                                          _____________________________________________________________________
Consulting Services - 3.2%
SAIC*                                        248,500          4,205       Gas-Distribution - 7.1%
Towers Watson, Cl A                           91,200          5,058       CenterPoint Energy                           367,650          6,456
                                                       ______________     NiSource                                     271,400          5,205
                                                                          Sempra Energy                                161,000          8,614
Total Consulting Services                                     9,263                                                              ______________
_____________________________________________________________________
                                                                          Total Gas-Distribution                                       20,275
Containers-Metal/Glass - 1.8%                                             _____________________________________________________________________
Crown Holdings*                              130,300          5,027
                                                       ______________     Independent Power Producer - 0.6%
                                                                          NRG Energy*                                   85,200          1,835
Total Containers-Metal/Glass                                  5,027                                                              ______________
_____________________________________________________________________
                                                                          Total Independent Power Producer                              1,835
Containers-Paper/Plastic - 2.0%                                           _____________________________________________________________________
Bemis                                        176,400          5,788
                                                       ______________     Insurance Brokers - 3.8%
                                                                          AON                                          121,309          6,425
Total Containers-Paper/Plastic                                5,788       Willis Group Holdings                        108,220          4,368
_____________________________________________________________________                                                            ______________

Data Processing/Management - 2.0%                                         Total Insurance Brokers                                      10,793
Fidelity National Information Services       175,886          5,750       _____________________________________________________________________
                                                       ______________

Total Data Processing/Management                              5,750
_____________________________________________________________________

                                                                 49

OLD MUTUAL TS&W MID-CAP VALUE FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2011

_____________________________________________________________________     _____________________________________________________________________

Description                               Shares        Value (000)       Description                               Shares        Value (000)
_____________________________________________________________________     _____________________________________________________________________

Internet Security - 1.1%                                                  Physician Practice Management - 1.2%
Symantec*                                    172,300    $     3,194       Mednax*                                       51,700    $     3,444
                                                       ______________                                                            ______________

Total Internet Security                                       3,194       Total Physician Practice Management                           3,444
_____________________________________________________________________     _____________________________________________________________________

Medical Labs & Testing Services - 2.3%                                    Property/Casualty Insurance - 3.3%
Quest Diagnostics                            113,200          6,534       Arch Capital Group*                           23,850          2,366
                                                       ______________     HCC Insurance Holdings                       230,600          7,220
                                                                                                                                 ______________
Total Medical Labs & Testing Services                         6,534
_____________________________________________________________________     Total Property/Casualty Insurance                             9,586
                                                                          _____________________________________________________________________
Medical Products - 1.8%
Hospira*                                      93,500          5,161       Publishing-Books - 0.9%
                                                       ______________     John Wiley & Sons, Cl A                       50,794          2,582
                                                                                                                                 ______________
Total Medical Products                                        5,161
_____________________________________________________________________     Total Publishing-Books                                        2,582
                                                                          _____________________________________________________________________
Medical-Drugs - 4.3%
Endo Pharmaceuticals Holdings*               113,856          4,345       Reinsurance - 1.6%
Forest Laboratories*                         177,600          5,736       PartnerRe                                     56,100          4,445
Valeant Pharmaceuticals International         43,100          2,147                                                              ______________
                                                       ______________
                                                                          Total Reinsurance                                             4,445
Total Medical-Drugs                                          12,228       _____________________________________________________________________
_____________________________________________________________________
                                                                          REITs-Health Care - 1.2%
Medical-Generic Drugs - 1.5%                                              Health Care REIT                              66,600          3,493
Mylan*                                       190,300          4,314                                                              ______________
                                                       ______________
                                                                          Total REITs-Health Care                                       3,493
Total Medical-Generic Drugs                                   4,314       _____________________________________________________________________
_____________________________________________________________________
                                                                          REITs-Mortgage - 3.3%
Medical-Wholesale Drug Distributors - 2.0%                                Annaly Capital Management                    533,400          9,308
AmerisourceBergen                            146,200          5,784                                                              ______________
                                                       ______________
                                                                          Total REITs-Mortgage                                          9,308
Total Medical-Wholesale Drug Distributors                     5,784       _____________________________________________________________________
_____________________________________________________________________
                                                                          Retail-Apparel/Shoe - 2.8%
Motion Pictures & Services - 0.6%                                         Aeropostale*                                 178,250          4,335
DreamWorks Animation SKG, Cl A*               63,000          1,760       Ross Stores                                   50,600          3,599
                                                       ______________                                                            ______________

Total Motion Pictures & Services                              1,760       Total Retail-Apparel/Shoe                                     7,934
_____________________________________________________________________     _____________________________________________________________________

Non-Hazardous Waste Disposal - 1.4%                                       Retail-Computer Equipment - 1.3%
Republic Services                            133,315          4,005       GameStop, Cl A*                              160,300          3,610
                                                       ______________                                                            ______________

Total Non-Hazardous Waste Disposal                            4,005       Total Retail-Computer Equipment                               3,610
_____________________________________________________________________     _____________________________________________________________________

Oil & Gas Drilling - 1.2%                                                 Retail-Major Department Store - 2.3%
Noble                                         78,000          3,558       TJX                                          129,600          6,445
                                                       ______________                                                            ______________

Total Oil & Gas Drilling                                      3,558       Total Retail-Major Department Store                           6,445
_____________________________________________________________________     _____________________________________________________________________

Oil Companies-Exploration & Production - 2.5%                             Satellite Telecommunications - 1.0%
Petrohawk Energy*                             73,700          1,809       EchoStar, Cl A*                               77,025          2,915
Sandridge Energy*                            173,797          2,225                                                              ______________
Whiting Petroleum*                            40,700          2,989
                                                       ______________     Total Satellite Telecommunications                            2,915
                                                                          _____________________________________________________________________
Total Oil Companies-Exploration & Production                  7,023
_____________________________________________________________________     Semiconductor Equipment - 1.5%
                                                                          LAM Research*                                 75,200          4,261
Oil Field Machinery & Equipment - 1.3%                                                                                           ______________
Dresser-Rand Group*                           67,100          3,598
                                                       ______________     Total Semiconductor Equipment                                 4,261
                                                                          _____________________________________________________________________
Total Oil Field Machinery & Equipment                         3,598
_____________________________________________________________________     Telecommunications Services - 1.4%
                                                                          Amdocs*                                      143,500          4,140
Paper & Related Products - 1.8%                                                                                                  ______________
Rayonier REIT                                 82,800          5,159
                                                       ______________     Total Telecommunications Services                             4,140
                                                                          _____________________________________________________________________
Total Paper & Related Products                                5,159
_____________________________________________________________________

                                                                 50

_____________________________________________________________________

Description                               Shares        Value (000)
_____________________________________________________________________

Telephone-Integrated - 1.8%
Windstream                                   393,400   $      5,063
                                                       ______________

Total Telephone-Integrated                                    5,063
                                                       ______________

Total Common Stock (Cost $221,290)                          279,492
_____________________________________________________________________

Affiliated Mutual Fund - 0.9%
Old Mutual Cash Reserves Fund,
   Institutional Class, 0.05% (A)          2,605,222          2,605
                                                       ______________

Total Affiliated Mutual Fund (Cost $2,605)                    2,605
_____________________________________________________________________

Total Investments - 98.5% (Cost $223,895)                   282,097
_____________________________________________________________________

Other Assets and Liabilities, Net - 1.5%                      4,303
_____________________________________________________________________

Total Net Assets - 100.0%                              $    286,400
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 90.

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including
          quoted prices for similar securities, interest rates,
          prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of
          investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of
March 31, 2011 in valuing the Fund's net assets were as
follows (000):

      Description           Level 1     Level 2    Level 3    Total
_____________________________________________________________________

Investments
   Common Stock             $279,492      $-         $-     $279,492
   Affiliated Mutual Fund      2,605       -          -        2,605
_____________________________________________________________________

Total Investments           $282,097      $-         $-     $282,097
_____________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 51

OLD MUTUAL TS&W SMALL CAP VALUE FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Thompson, Siegel & Walmsley, LLC

Performance Highlights

o    For the fiscal year ended March 31, 2011, the Old Mutual TS&W Small Cap Value Fund underperformed its benchmark, the Russell
     2000 Value Index. The Fund's Class Z shares posted a 16.37% return versus a 20.63% return for the Index.

o    The underperformance during the fiscal year was attributed primarily to stock selection decisions in the consumer discretionary and energy sectors. The finance sector was the biggest contributor to relative returns over the period.

o    Stocks that contributed to the Fund's performance included managed-care provider HealthSpring, petroleum refiner Holly (no longer a Fund holding), and health care technology company SXC Health Solutions.

o    Among the top detractors to Fund performance were home-health-care provider Amedisys, electronic-payment processor Net 1 UEPS
     Technologies, and designer jean maker and distributor True Religion Apparel (no longer a Fund holding).

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2011, the Old Mutual TS&W Small Cap Value Fund (the "Fund") underperformed its benchmark, the Russell 2000 Value Index (the "Index"). The Fund's Class Z shares posted a 16.37% return versus a 20.63% return for the
     Index. Performance for all share classes can be found on page 54.

Q.   What investment environment did the Fund face during the past period?

A.   The twelve-month period started and ended with huge macro events: the Gulf oil spill, violence in the Middle East, and the tragic natural disasters in Japan. The oil spill in April 2010 had a dramatic negative impact on U.S. stocks, while more recent events that have occurred farther from home were barely a blip in performance. The past fiscal year has generally been a
     "risk-on" market environment, which proved to be a difficult climate for the Fund's investment process as money flowed into low-quality stocks. More recently though, inflation expectations ticked up and so did interest in high-quality companies. The
     U.S. Federal Reserve Board's (the "Fed") second round of quantitative easing will soon be coming to an end, which should be another positive for cash-rich companies with strong balance sheets. The past few months, in particular, were a much more favorable market environment for the Fund.

Q.   Which market factors influenced the Fund's relative performance?

A.   This fiscal period began with a market correction in the second quarter of 2010 but the cyclical rally resumed in the third quarter and has continued more or less unabated since then. In fact, the benchmark Index was up more than 20% for the full twelve months, and performance was led by the energy and materials sectors.

     The underperformance during the fiscal year was attributed primarily to stock selection decisions in the consumer discretionary and energy sectors. In the former group, selected holdings in the categories of apparel manufacturers, advertising agencies and education services suffered as a result of high cotton prices, increased competition from online advertising entrants, and scrutiny from media regulators, respectively. With respect to the Fund's energy holdings, companies with natural gas exposure led to the underperformance in the sector.

     The finance sector was the biggest contributor to relative returns over the period. Performance was derived in equal parts from
     (1) being underweight one of the weakest economic sectors in the Index, and (2) from stock selection within the sector, especially among banks.

Q.   How did portfolio composition affect Fund performance?

A.   Stocks that contributed to the Fund's performance included managed-care provider HealthSpring, petroleum refiner Holly (no longer a Fund holding), and health care technology company SXC Health Solutions. HealthSpring's stock appreciated after announcing the acquisition of privately held health care firm, Bravo Health, which was perceived to be accretive.
     HealthSpring's primary focus is on Medicare programs, particularly in the southeastern part of the U.S. Holly benefited from rising gasoline prices and news of its merger with Frontier Oil. SXC Health Solutions, a pharmacy- benefit-management company, continued to benefit from rising health care costs, as clients turned to these types of companies to save money.

TS&W Small Cap Value Fund

                                                                 52

     Among the top detractors to Fund performance were home-health-care provider Amedisys, electronic-payment processor Net 1 UEPS
     Technologies, and designer jean maker and distributor True Religion Apparel (no longer a Fund holding). Shares of Amedisys came under pressure as the company continued to deal with a federal investigation sparked by a Wall Street Journal article questioning the business practices of the entire industry. Net 1 UEPS Technologies' stock also came under pressure due to uncertainties regarding a contract renewal with South Africa's social security system, despite experiencing growth from markets in Ghana, Iraq, and the U.S. True Religion Apparel continued to benefit from the return of the consumer - reporting a 20%
     increase in sales and a 10% jump in profits - while remaining debt free. However, despite being fundamentally solid, the stock was sold off among other high-end retailers during the first quarter of 2011. Additionally, the stock was hurt by the rising dollar, as the company expanded its retail operations across Europe.

Q.   What is the investment outlook for the small-capitalization value equity market?

A.   Thompson, Siegel & Walmsley, LLC ("TS&W") believes structural problems in the economy, especially excess leverage, continue to inhibit growth. While the employment picture is getting slightly better, the overhang of housing stock along with higher gas and food prices are taking a toll on consumer spending. In this environment, TS&W believes the Fund should be at an advantage due to its superior growth characteristics relative to the benchmark average. However, TS&W remains cautious and conscious of the potential for further reversals and strives to maintain a valuation discount versus the Index.

     TS&W is encouraged by continued indications that the environment for its investment process is improving. Value and momentum factors no longer appear to be acting as headwinds, and both equity correlations and market volatility are dropping, which is favorable to a manager like TS&W who is focused on picking stocks through fundamental analysis.

Top Ten Holdings
as of March 31, 2011*

EnerSys                                                                     2.0%
___________________________________________________________________________________

Actuant, Cl A                                                               1.9%
___________________________________________________________________________________

Atlas Air Worldwide Holdings                                                1.9%
___________________________________________________________________________________

SVB Financial Group                                                         1.8%
___________________________________________________________________________________

SXC Health Solutions                                                        1.8%
___________________________________________________________________________________

Tower Group                                                                 1.7%
___________________________________________________________________________________

Unisource Energy                                                            1.7%
___________________________________________________________________________________

Andersons                                                                   1.7%
___________________________________________________________________________________

Cleco                                                                       1.7%
___________________________________________________________________________________

Health Management
Associates, Cl A                                                            1.6%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           17.8%
___________________________________________________________________________________

* Excludes short-term affiliated mutual fund.

                                                                                                           TS&W Small Cap Value Fund

                                                                 53

OLD MUTUAL TS&W SMALL CAP VALUE FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2011
____________________________________________________________________________________________________________________________________

                                                                               Annualized       Annualized       Annualized
                                                    Inception       1 Year       5 Year           10 Year        Inception
                                                      Date          Return       Return           Return          to Date
____________________________________________________________________________________________________________________________________

Class Z*                                             07/31/00       16.37%        1.79%           11.34%           12.38%
Class A with load                                    07/31/03        9.35%        0.34%             n/a             9.29%
Class A without load                                 07/31/03       16.01%        1.53%             n/a            10.14%
Institutional Class                                  12/09/08       16.48%         n/a              n/a            21.77%
Russell 2000 Value Index                             07/31/00       20.63%        2.23%            9.01%            9.71%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

* Data prior to the Fund's inception on July 25, 2003 includes performance of a predecessor fund whose inception date was July 31,
  2000. The predecessor fund was managed by TS&W and had investment goals, strategies and policies that were substantially similar to the Fund. However, the predecessor fund was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), nor was it subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, and the Fund's performance prior to July 25, 2003 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 27, 2010 prospectus as supplemented through December 21, 2010) are 1.31% and 1.26%; 1.48% and 1.51%; and 1.17% and 1.11%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual TS&W Small Cap Value Fund, Class Z	Russell 2000 Value Index
3/31/01	10,000	10,000
3/31/02	13,015	12,374
3/31/03	11,174	9,494
3/31/04	17,720	15,617
3/31/05	21,836	17,145
3/31/06	26,791	21,221
3/31/07	29,150	23,423
3/31/08	25,789	19,469
3/31/09	16,875	11,897
3/31/10	25,160	19,639
3/31/11	29,278	23,690

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2001 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	2.9%
Consumer Discretionary	11.0%
Consumer Staples	3.3%
Energy	6.0%
Financials	25.1%
Health Care	10.1%
Industrials	20.0%
Information Technology	11.7%
Materials	5.2%
Utilities	4.7%

                                                                 54

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2011

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 97.0%                                                       Commercial Banks-Central US - 2.9%
Advanced Materials/Products - 1.3%                                         First Financial Bancorp                       30,500   $        509
Ceradyne*                                     33,991   $      1,532        First Financial Bankshares                     8,700            447
                                                       ______________      Sterling Bancshares                            8,250             71
                                                                           Texas Capital Bancshares*                     23,500            611
Total Advanced Materials/Products                             1,532        Wintrust Financial                            52,500          1,929
_____________________________________________________________________                                                             ______________

Aerospace/Defense-Equipment - 2.9%                                         Total Commercial Banks-Central US                             3,567
Curtiss-Wright                                39,100          1,374        _____________________________________________________________________
Kaman                                         20,000            704
Orbital Sciences*                             79,300          1,500        Commercial Banks-Southern US - 2.0%
                                                       ______________      Bank of the Ozarks                            13,700            599
                                                                           Iberiabank                                    30,900          1,858
Total Aerospace/Defense-Equipment                             3,578                                                               ______________
_____________________________________________________________________
                                                                           Total Commercial Banks-Southern US                            2,457
Agricultural Operations - 1.7%                                             _____________________________________________________________________
Andersons                                     41,800          2,037
                                                       ______________      Commercial Banks-Western US - 3.5%
                                                                           Columbia Banking System                       66,100          1,267
Total Agricultural Operations                                 2,037        SVB Financial Group*                          38,200          2,175
_____________________________________________________________________      Western Alliance Bancorp*                    105,700            869
                                                                                                                                  ______________
Airlines - 0.9%
Hawaiian Holdings*                           178,400          1,072        Total Commercial Banks-Western US                             4,311
                                                       ______________      _____________________________________________________________________

Total Airlines                                                1,072        Commercial Services - 0.7%
_____________________________________________________________________      Acacia Research - Acacia Technologies*        26,600            910
                                                                                                                                  ______________
Apparel Manufacturers - 2.7%
Carter's*                                     53,200          1,523        Total Commercial Services                                       910
G-III Apparel Group*                          24,700            928        _____________________________________________________________________
Quiksilver*                                  185,000            818
                                                       ______________      Commercial Services-Finance - 3.3%
                                                                           Coinstar*                                     28,500          1,309
Total Apparel Manufacturers                                   3,269        Euronet Worldwide*                            70,465          1,362
_____________________________________________________________________      NET 1 UEPS Technologies*                      72,800            626
                                                                           Wright Express*                               13,700            710
Auto/Truck Parts & Equipment-Original - 0.3%                                                                                      ______________
Fuel Systems Solutions*                       13,600            410
                                                       ______________      Total Commercial Services-Finance                             4,007
                                                                           _____________________________________________________________________
Total Auto/Truck Parts & Equipment-Original                     410
_____________________________________________________________________      Consulting Services - 0.5%
                                                                           FTI Consulting*                               15,800            606
Batteries/Battery Systems - 2.0%                                                                                                  ______________
EnerSys*                                      62,200          2,472
                                                       ______________      Total Consulting Services                                       606
                                                                           _____________________________________________________________________
Total Batteries/Battery Systems                               2,472
_____________________________________________________________________      Containers-Paper/Plastic - 0.5%
                                                                           Temple-Inland                                 26,800            627
Building Products-Doors & Windows - 0.4%                                                                                          ______________
Apogee Enterprises                            35,700            471
                                                       ______________      Total Containers-Paper/Plastic                                  627
                                                                           _____________________________________________________________________
Total Building Products-Doors & Windows                         471
_____________________________________________________________________      Data Processing/Management - 0.4%
                                                                           CSG Systems International*                    23,800            475
Casino Hotels - 0.6%                                                                                                              ______________
Ameristar Casinos                             38,200            678
                                                       ______________      Total Data Processing/Management                                475
                                                                           _____________________________________________________________________
Total Casino Hotels                                             678
_____________________________________________________________________      Distribution/Wholesale - 1.4%
                                                                           MWI Veterinary Supply*                        13,600          1,097
Chemicals-Plastics - 1.6%                                                  Watsco                                         8,700            607
A Schulman                                    64,500          1,594                                                               ______________
Spartech*                                     50,600            367
                                                       ______________      Total Distribution/Wholesale                                  1,704
                                                                           _____________________________________________________________________
Total Chemicals-Plastics                                      1,961
_____________________________________________________________________      Diversified Manufacturing Operations - 2.7%
                                                                           Actuant, Cl A                                 79,650          2,310
Circuit Boards - 0.7%                                                      LSB Industries*                               23,500            931
Multi-Fineline Electronix*                    29,900            844                                                               ______________
                                                       ______________
                                                                           Total Diversified Manufacturing Operations                    3,241
Total Circuit Boards                                            844        _____________________________________________________________________
_____________________________________________________________________

                                                                 55

OLD MUTUAL TS&W SMALL CAP VALUE FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2011

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

E-Commerce/Products - 1.2%                                                 Machinery-General Industry - 0.5%
NutriSystem                                   32,700   $        474        Manitowoc                                     27,800   $        608
Shutterfly*                                   18,900            989                                                               ______________
                                                       ______________
                                                                           Total Machinery-General Industry                                608
Total E-Commerce/Products                                     1,463        _____________________________________________________________________
_____________________________________________________________________
                                                                           Machinery-Material Handling - 0.5%
Electric-Integrated - 3.4%                                                 NACCO Industries, Cl A                         5,500            609
Cleco                                         58,900          2,020                                                               ______________
Unisource Energy                              58,100          2,099
                                                       ______________      Total Machinery-Material Handling                               609
                                                                           _____________________________________________________________________
Total Electric-Integrated                                     4,119
_____________________________________________________________________      Medical-Drugs - 0.8%
                                                                           Medicis Pharmaceutical, Cl A                  30,100            964
Electronic Components-Semiconductors - 1.8%                                                                                       ______________
International Rectifier*                      21,600            714
Silicon Image*                               165,800          1,487        Total Medical-Drugs                                             964
                                                       ______________      _____________________________________________________________________

Total Electronic Components-Semiconductors                    2,201        Medical-Generic Drugs - 0.4%
_____________________________________________________________________      Par Pharmaceutical*                           16,400            510
                                                                                                                                  ______________
E-Marketing/Information - 0.9%
ValueClick*                                   73,900          1,069        Total Medical-Generic Drugs                                     510
                                                       ______________      _____________________________________________________________________

Total E-Marketing/Information                                 1,069        Medical-HMO - 1.5%
_____________________________________________________________________      HealthSpring*                                 47,700          1,783
                                                                                                                                  ______________
Enterprise Software/Services - 0.7%
SYNNEX*                                       25,700            841        Total Medical-HMO                                             1,783
                                                       ______________      _____________________________________________________________________

Total Enterprise Software/Services                              841        Medical-Hospitals - 1.6%
_____________________________________________________________________      Health Management Associates, Cl A*          180,500          1,967
                                                                                                                                  ______________
Filtration/Separation Products - 1.2%
Polypore International*                       25,700          1,480        Total Medical-Hospitals                                       1,967
                                                       ______________      _____________________________________________________________________

Total Filtration/Separation Products                          1,480        Medical-Nursing Homes - 0.4%
_____________________________________________________________________      Kindred Healthcare*                           19,700            470
                                                                                                                                  ______________
Finance-Consumer Loans - 2.0%
Ocwen Financial*                              82,100            905        Total Medical-Nursing Homes                                     470
World Acceptance*                             23,500          1,532        _____________________________________________________________________
                                                       ______________
                                                                           Medical-Outpatient/Home Medicine - 2.0%
Total Finance-Consumer Loans                                  2,437        Air Methods*                                  12,700            854
_____________________________________________________________________      Almost Family*                                16,600            625
                                                                           Amedisys*                                     26,200            917
Financial Guarantee Insurance - 0.9%                                                                                              ______________
MGIC Investment*                              116,100         1,032
                                                       ______________      Total Medical-Outpatient/Home Medicine                        2,396
                                                                           _____________________________________________________________________
Total Financial Guarantee Insurance                           1,032
_____________________________________________________________________      Metal Processors & Fabricators - 1.0%
                                                                           Dynamic Materials                             23,100            646
Food-Miscellaneous/Diversified - 0.8%                                      LB Foster, Cl A                               13,710            591
Hain Celestial Group*                         28,500            920                                                               ______________
                                                       ______________
                                                                           Total Metal Processors & Fabricators                          1,237
Total Food-Miscellaneous/Diversified                            920        _____________________________________________________________________
_____________________________________________________________________
                                                                           Multimedia - 0.7%
Gas-Distribution - 1.3%                                                    EW Scripps, Cl A*                             85,500            846
Southwest Gas                                 40,600          1,582                                                               ______________
                                                       ______________
                                                                           Total Multimedia                                                846
Total Gas-Distribution                                        1,582        _____________________________________________________________________
_____________________________________________________________________
                                                                           Non-Ferrous Metals - 0.2%
Gold Mining - 0.5%                                                         USEC*                                         50,300            221
Royal Gold                                    12,000            629                                                               ______________
                                                       ______________
                                                                           Total Non-Ferrous Metals                                        221
Total Gold Mining                                               629        _____________________________________________________________________
_____________________________________________________________________
                                                                           Oil & Gas Drilling - 0.5%
Investment Management/Advisory Services - 0.5%                             Patterson-UTI Energy                          21,600            635
Altisource Portfolio Solutions*               18,666            573                                                               ______________
                                                       ______________
                                                                           Total Oil & Gas Drilling                                        635
Total Investment Management/Advisory Services                   573        _____________________________________________________________________
_____________________________________________________________________
                                                                           Oil Companies-Exploration & Production - 1.4%
                                                                           Venoco*                                      100,550          1,718
                                                                                                                                  ______________

                                                                           Total Oil Companies-Exploration & Production                  1,718
                                                                           _____________________________________________________________________

                                                                 56

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Oil-Field Services - 1.9%                                                  Rental Auto/Equipment - 2.6%
Helix Energy Solutions Group*                 49,200   $        846        Rent-A-Center                                 54,100   $      1,889
Newpark Resources*                           189,200          1,487        RSC Holdings*                                 90,700          1,304
                                                       ______________                                                             ______________

Total Oil-Field Services                                      2,333        Total Rental Auto/Equipment                                   3,193
_____________________________________________________________________      _____________________________________________________________________

Paper & Related Products - 1.7%                                            Retail-Automobile - 0.4%
Boise                                        100,000            916        America's Car-Mart*                           20,100            518
Schweitzer-Mauduit International              23,764          1,203                                                               ______________
                                                       ______________
                                                                           Total Retail-Automobile                                         518
Total Paper & Related Products                                2,119        _____________________________________________________________________
_____________________________________________________________________
                                                                           Retail-Convenience Store - 0.4%
Pharmacy Services - 1.8%                                                   Susser Holdings*                              39,500            517
SXC Health Solutions*                         38,800          2,126                                                               ______________
                                                       ______________
                                                                           Total Retail-Convenience Store                                  517
Total Pharmacy Services                                       2,126        _____________________________________________________________________
_____________________________________________________________________
                                                                           Retail-Miscellaneous/Diversified - 0.5%
Power Conversion/Supply Equipment - 0.6%                                   PriceSmart                                    15,500            568
Power-One*                                    83,000            726                                                               ______________
                                                       ______________
                                                                           Total Retail-Miscellaneous/Diversified                          568
Total Power Conversion/Supply Equipment                         726        _____________________________________________________________________
_____________________________________________________________________
                                                                           Retail-Office Supplies - 0.8%
Printing-Commercial - 1.6%                                                 OfficeMax*                                    72,200            934
Consolidated Graphics*                        11,000            601                                                               ______________
Valassis Communications*                      44,300          1,291
                                                       ______________      Total Retail-Office Supplies                                    934
                                                                           _____________________________________________________________________
Total Printing-Commercial                                     1,892
_____________________________________________________________________      Retail-Pawn Shops - 2.5%
                                                                           Cash America International                    34,300          1,580
Property/Casualty Insurance - 1.7%                                         First Cash Financial Services*                39,100          1,509
Tower Group                                   88,050          2,116                                                               ______________
                                                       ______________
                                                                           Total Retail-Pawn Shops                                       3,089
Total Property/Casualty Insurance                             2,116        _____________________________________________________________________
_____________________________________________________________________
                                                                           Schools - 0.1%
Reinsurance - 0.8%                                                         Capella Education*                            3,200             159
Alterra Capital Holdings                      41,300            923                                                               ______________
                                                       ______________
                                                                           Total Schools                                                   159
Total Reinsurance                                               923        _____________________________________________________________________
_____________________________________________________________________
                                                                           Semiconductor Equipment - 0.5%
REITs-Diversified - 1.2%                                                   Kulicke & Soffa Industries*                   60,600            567
PS Business Parks                             25,900          1,501                                                               ______________
                                                       ______________
                                                                           Total Semiconductor Equipment                                   567
Total REITs-Diversified                                       1,501        _____________________________________________________________________
_____________________________________________________________________
                                                                           Telecommunication Equipment - 2.2%
REITs-Health Care - 1.5%                                                   Comtech Telecommunications                    35,936            977
Omega Healthcare Investors                    80,000          1,787        Plantronics                                   45,000          1,648
                                                       ______________                                                             ______________

Total REITs-Health Care                                       1,787        Total Telecommunication Equipment                             2,625
_____________________________________________________________________      _____________________________________________________________________

REITs-Hotels - 2.1%                                                        Therapeutics - 0.8%
Ashford Hospitality Trust                     53,100            585        Questcor Pharmaceuticals*                     64,800            934
LaSalle Hotel Properties                      71,600          1,933                                                               ______________
                                                       ______________
                                                                           Total Therapeutics                                              934
Total REITs-Hotels                                            2,518        _____________________________________________________________________
_____________________________________________________________________
                                                                           Toys - 0.5%
REITs-Mortgage - 1.0%                                                      Jakks Pacific*                                31,100            602
Capstead Mortgage                             91,700          1,172                                                               ______________
                                                       ______________
                                                                           Total Toys                                                      602
Total REITs-Mortgage                                          1,172        _____________________________________________________________________
_____________________________________________________________________
                                                                           Transport-Air Freight - 1.9%
REITs-Office Property - 2.4%                                               Atlas Air Worldwide Holdings*                 33,000          2,301
BioMed Realty Trust                           80,365          1,528                                                               ______________
Brandywine Realty Trust                      117,700          1,429
                                                       ______________      Total Transport-Air Freight                                   2,301
                                                                           _____________________________________________________________________
Total REITs-Office Property                                   2,957
_____________________________________________________________________      Transport-Equipment & Leasing - 0.6%
                                                                           TAL International Group                       18,600            675
                                                                                                                                  ______________

                                                                           Total Transport-Equipment & Leasing                             675
                                                                           _____________________________________________________________________

                                                                 57

OLD MUTUAL TS&W SMALL CAP VALUE FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2011

_____________________________________________________________________
                                                                           Other Information:
Description                               Shares        Value (000)
_____________________________________________________________________      The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are
Transport-Marine - 0.5%                                                    summarized in three broad levels as follows:
Gulfmark Offshore, Cl A*                      13,700   $        610
                                                       ______________      Level 1 - quoted prices in active markets for identical securities
                                                                           Level 2 - other significant observable inputs (including quoted
Total Transport-Marine                                          610                  prices for similar securities, interest rates, prepayment
_____________________________________________________________________                speeds, credit risk, etc.)
                                                                           Level 3 - significant unobservable inputs (including the Fund's own
Transport-Services - 1.4%                                                            assumption in determining the fair value of investments)
Bristow Group*                                36,200          1,712
                                                       ______________      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in
Total Transport-Services                                      1,712        those securities. A summary of the inputs used as of March 31, 2011
_____________________________________________________________________      in valuing the Fund's net assets were as follows (000):

Transport-Truck - 1.5%                                                              Description          Level 1   Level 2   Level 3    Total
Old Dominion Freight Line*                    53,250          1,869        _____________________________________________________________________
                                                       ______________
                                                                           Investments
Total Transport-Truck                                         1,869           Common Stock              $117,789     $-        $-      $117,789
_____________________________________________________________________         Investment Company           1,199      -         -         1,199
                                                                              Affiliated Mutual Fund       2,385      -         -         2,385
Wireless Equipment - 1.8%                                                  _____________________________________________________________________
Ceragon Networks*                             68,100            823
RF Micro Devices*                            216,000          1,384        Total Investments            $121,373     $-        $-      $121,373
                                                       ______________      _____________________________________________________________________

Total Wireless Equipment                                      2,207        Refer to the "Security Valuation" section of Note 2 for further
                                                       ______________      information.

Total Common Stock (Cost $89,722)                           117,789
_____________________________________________________________________

Investment Company - 1.0%
Value-Small Cap - 1.0%
iShares Russell 2000 Value Index Fund         15,900          1,199
                                                       ______________

Total Value-Small Cap                                         1,199
                                                       ______________

Total Investment Company (Cost $1,061)                        1,199
_____________________________________________________________________

Affiliated Mutual Fund - 1.9%
Old Mutual Cash Reserves Fund,
   Institutional Class, 0.05% (A)          2,385,178          2,385
                                                       ______________

Total Affiliated Mutual Fund (Cost $2,385)                    2,385
_____________________________________________________________________

Total Investments - 99.9% (Cost $93,168)                    121,373
_____________________________________________________________________

Other Assets and Liabilities, Net - 0.1%                         83
_____________________________________________________________________

Total Net Assets - 100.0%                              $    121,456
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 90.

The accompanying notes are an integral part of the financial statements.

                                                                 58

OLD MUTUAL BARROW HANLEY CORE BOND FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2011, the Old Mutual Barrow Hanley Core Bond Fund (the "Fund") outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index (the "Index"). The Fund's Institutional Class shares posted a 5.38% return versus a 5.12% return for the Index.

Q.   What investment environment did the Fund face during the past period?

A.   The accommodative monetary and fiscal policies greatly assisted the recovery of risk assets in the markets, while the broader economy still struggled to enter an expansion phase. The credit markets posted solid returns through the third quarter of 2010 as interest rates declined over lingering fears of a double-dip recession, but reacted differently once a second round of quantitative easing was discussed at the Federal Reserve Bank of Kansas City Economic Symposium in August 2010. Riskier assets, especially high-yield bonds and equities, were re-embraced by investors during the fourth quarter of 2010 after U.S. Federal
     Reserve Board (the "Fed") Chairman Ben Bernanke made clear that he would continue to provide highly accommodative monetary policy through a second round of quantitative easing. While Treasury rates moved higher during the fourth quarter of 2010 and the first quarter of 2011, the Fund benefited from a narrowing in spreads, which helped returns in fixed-income "spread products." Spread products typically include agency securities, asset-backed securities, corporate bonds, high-yield bonds and mortgage-backed securities. The S&P 500 also saw positive gains during the quarter.

Q.   Which market factors influenced the Fund's relative performance?

A.   Although the equity markets embraced the second quantitative easing, the fixed-income markets viewed it as inflationary. In fact, the 10-year U.S. Treasury yield spiked higher from its 2010 fourth-quarter low and ended the calendar year at 3.30%.
     Rising rates during the fourth quarter led to a -2.64% return for U.S. Treasuries, contributing to the -1.30% quarterly return for the Index.

     Despite major headwinds entering the first quarter of 2011 - the geopolitical turmoil that exploded across the Middle East and
     North Africa, the catastrophic effects of nature and then engineering in Japan, and the persistent sovereign debt debacle that continued creeping across Europe - corporate bonds and structured products generated excess returns as investors' demand for yield supported further narrowing in spreads. Nothing seemed to dampen the spirit and risk appetite of investors during the first three months of 2011, and despite continuing evidence of an anemic recovery in employment and the latest grim news of renewed weakness across the housing market, investors eagerly concluded corporate earnings and valuations fully justified higher risk profiles.

Q.   How did portfolio composition affect Fund performance?

A.   The spread compression experienced during the first quarter of 2011 was a welcome reversal of 2010's fourth-quarter rise in interest rates. The Fund's strategy to maintain greater exposure to corporate securities, as well as selective exposure to high-yield and investment-grade credit, all contributed to excess performance. In addition, the Fund's overweight to commercial mortgage-backed securities helped, as it was one of the best-performing sectors in 2010. A negative for the Fund was an underweight in mortgage-backed securities, as this sector performed reasonably well during 2010.

Performance Highlights

o    For the fiscal year ended March 31, 2011, the Old Mutual Barrow Hanley Core Bond Fund outperformed its benchmark, the Barclays
     Capital U.S. Aggregate Bond Index. The Fund's Institutional Class shares posted a 5.38% return versus a 5.12% return for the
     Index.

o    Despite major headwinds entering the first quarter of 2011, corporate bonds and structured products generated excess returns as investors' demand for yield supported further narrowing in spreads.

o    The Fund's strategy to maintain greater exposure to corporate securities, as well as selective exposure to high-yield and investment-grade credit, all contributed to excess performance.

                                                                                                        Barrow Hanley Core Bond Fund

                                                                 59

OLD MUTUAL BARROW HANLEY CORE BOND FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC

Top Ten Holdings
as of March 31, 2011*

U.S. Treasury Note
3.625%, 02/15/21                                                            5.2%
___________________________________________________________________________________

U.S. Treasury Bond
3.875%, 08/15/40                                                            3.1%
___________________________________________________________________________________

FHLMC Gold
5.500%, 12/01/37                                                            2.2%
___________________________________________________________________________________

FNMA
5.000%, 07/01/40                                                            2.2%
___________________________________________________________________________________

FHLMC Gold
4.500%, 05/01/25                                                            1.9%
___________________________________________________________________________________

FNMA
5.500%, 11/01/36                                                            1.9%
___________________________________________________________________________________

FNMA
5.000%, 03/01/38                                                            1.9%
___________________________________________________________________________________

FNMA
5.000%, 05/01/38                                                            1.7%
___________________________________________________________________________________

U.S. Treasury Note
2.000%, 01/31/16                                                            1.3%
___________________________________________________________________________________

GNMA
5.500%, 02/15/40                                                            1.2%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           22.6%
___________________________________________________________________________________

* Excludes short-term affiliated mutual fund.

Q.   What is the investment outlook for the intermediate-term fixed-income market?

A.   Going forward, Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow Hanley") is somewhat concerned that sustainable growth in the
     U.S. economy is not yet fully viable, so the firm does not expect inflation to be a near-term concern. Barrow Hanley believes there are several headwinds to growth, which include high unemployment, consumer deleveraging, the sustained drag from housing, and government austerity measures. Barrow Hanley expects these factors will continue to limit acceleration in the economy and core inflation.

     Consequently, Barrow Hanley believes interest rates should remain rangebound throughout 2011, with the Fed holding steady and the yield curve steep. Barrow Hanley also believes low rates, strong corporate profitability, and improving balance sheets should continue to support demand for fixed-income spread product, warranting the Fund's strategy to remain overweight in non-Treasury issues. Furthermore, merger and acquisition activity and increased shareholder-friendly initiatives should heighten the Fund's focus on individual security selection.

Barrow Hanley Core Bond Fund

                                                                 60

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2011
____________________________________________________________________________________________________________________________________

                                                                                                                 Annualized
                                                                                Inception         1 Year         Inception
                                                                                  Date            Return          to Date
____________________________________________________________________________________________________________________________________

Institutional Class                                                             11/19/07           5.38%           7.45%
Barclays Capital U.S. Aggregate Bond Index                                      11/19/07           5.12%           5.67%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3. The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Institutional Class shares (as reported in the July 27, 2010 prospectus as supplemented through
December 21, 2010) are 0.79% and 0.71%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Barrow Hanley Core Bond Fund, Institutional Class	Barclays Capital U.S. Aggregate Bond Index
11/19/07	10,000	10,000
3/31/08	10,364	10,313
3/31/09	10,750	10,635
3/31/10	12,085	11,453
3/31/11	12,735	12,039

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund on the inception date of November 19, 2007 to an investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of March 31, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Asset-Backed Securities	1.3%
Cash Equivalents	2.7%
Corporate Bonds	53.3%
Mortgage Related	4.8%
U.S. Government Obligations	28.3%
U.S. Treasury Obligations	9.6%

                                                                 61

OLD MUTUAL BARROW HANLEY CORE BOND FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2011

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bonds - 53.3%                                                    Corporate Bonds - continued
Aflac                                                                      CME Group
   8.500%, 05/15/19                      $        80    $        97           5.750%, 02/15/14                      $       180    $       199
Alltel                                                                     CNA Financial
   7.000%, 07/01/12                              155            166           7.350%, 11/15/19                              100            113
Altria Group                                                               Coca-Cola
   9.700%, 11/10/18                              155            204           0.750%, 11/15/13                              270            266
American Express                                                           Columbus Southern Power
   8.150%, 03/19/38                              110            147           5.500%, 03/01/13                              235            252
American Express Credit, MTN                                               Comcast
   5.125%, 08/25/14                              250            270           6.300%, 11/15/17                              180            203
Analog Devices                                                                5.875%, 02/15/18                               90             99
   3.000%, 04/15/16                               65             65        ConocoPhillips
Anheuser-Busch InBev Worldwide                                                4.600%, 01/15/15                              200            218
   3.000%, 10/15/12                              200            206        Cooper United States
Archer Daniels Midland                                                        3.875%, 12/15/20                              100             97
   5.765%, 03/01/41                              100            102           2.375%, 01/15/16                              190            187
AT&T                                                                       Covidien International Finance
   5.100%, 09/15/14                              275            301           2.800%, 06/15/15                              160            160
AT&T 144A,                                                                 CSC Holdings
   5.350%, 09/01/40                              123            110           8.625%, 02/15/19                              175            200
Avis Budget Car Rental / Avis Budget                                       Dell
   Finance 7.750%, 05/15/16                      200            206           3.375%, 06/15/12                              110            113
Bank of America                                                            DIRECTV Holdings
   4.500%, 04/01/15                              160            166           6.350%, 03/15/40                               65             65
Bank of New York Mellon,                                                      3.550%, 03/15/15                              180            184
   4.950%, 11/01/12                               80             85        Dominion Resources
Bank of New York Mellon, MTN                                                  1.800%, 03/15/14                              255            255
   1.500%, 01/31/14                              160            160        Dow Chemical
Baxter International                                                          4.250%, 11/15/20                               80             76
   1.800%, 03/15/13                               95             96           2.500%, 02/15/16                               65             63
Bear Stearns                                                               Duke Energy Indiana
   7.250%, 02/01/18                              330            384           6.050%, 06/15/16                              175            197
Becton Dickinson                                                           E.I. du Pont de Nemours
   3.250%, 11/12/20                              125            117           5.875%, 01/15/14                               33             37
BP Capital Markets                                                            3.250%, 01/15/15                              200            207
   3.200%, 03/11/16                              205            204        Eaton
Burlington Northern Santa Fe                                                  5.600%, 05/15/18                              125            139
   7.950%, 08/15/30                               85            108        Ebay
Calfrac Holdings 144A,                                                        0.875%, 10/15/13                              110            109
   7.500%, 12/01/20                              120            124        Energy Transfer Partners
Cameron International                                                         9.000%, 04/15/19                               95            120
   6.375%, 07/15/18                               95            107           8.500%, 04/15/14                              215            251
Canadian Imperial Bank of Commerce                                         Ensco
   1.450%, 09/13/13                              185            184           4.700%, 03/15/21                              105            104
Caterpillar Financial Services, MTN                                        Enterprise Products Operating
   6.125%, 02/17/14                              180            203           6.125%, 10/15/39                              135            134
Cequel Communications Holdings I                                              5.650%, 04/01/13                              170            183
   and Cequel Capital 144A,                                                Exelon Generation
   8.625%, 11/15/17                              175            183           6.250%, 10/01/39                              120            117
Cisco Systems                                                                 5.200%, 10/01/19                              115            117
   1.625%, 03/14/14                              170            170        Express Scripts
Citigroup                                                                     6.250%, 06/15/14                              220            244
   6.125%, 11/21/17                               90             98        Frac Tech Services 144A,
   6.010%, 01/15/15                              195            213           7.125%, 11/15/18                              150            154
Cliffs Natural Resources                                                   _____________________________________________________________________
   4.875%, 04/01/21                               45             44
_____________________________________________________________________

                                                                 62

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bonds - continued                                                Corporate Bonds - continued
France Telecom                                                             MEMC Electronics Materials 144A,
   4.375%, 07/08/14                      $       125    $       134           7.750%, 04/01/19                      $       125    $       128
General Electric Capital                                                   Merrill Lynch,
   5.900%, 05/13/14                              140            155           6.500%, 07/15/18                              250            270
   5.875%, 01/14/38                              280            276           6.400%, 08/28/17                              325            354
   5.625%, 05/01/18                              145            157        Metlife
   5.300%, 02/11/21                               80             81           5.000%, 11/24/13                              185            199
Goldman Sachs Group                                                        Midamerican Energy Holdings
   6.750%, 10/01/37                               95             96           5.875%, 10/01/12                              200            214
   5.950%, 01/18/18                              200            215        NASDAQ OMX Group
Goodyear Tire & Rubber                                                        4.000%, 01/15/15                               75             74
   10.500%, 05/15/16                              95            106        National Fuel Gas
HCP                                                                           8.750%, 05/01/19                              105            129
   5.375%, 02/01/21                              165            167        National Rural Utilities Cooperative
Health Care REIT                                                              1.125%, 11/01/13                              155            154
   5.250%, 01/15/22                              105            103        Navistar International
   3.625%, 03/15/16                               90             89           8.250%, 11/01/21                              175            194
Hewlett-Packard                                                            New Albertsons
   6.125%, 03/01/14                              180            202           8.000%, 05/01/31                              175            143
Honeywell International                                                    Nisource Finance
   4.250%, 03/01/13                              185            196           10.750%, 03/15/16                              95            123
Hospira                                                                    Nova Chemicals
   6.050%, 03/30/17                              140            155           8.625%, 11/01/19                              175            196
International Business Machines                                            Novartis Capital
   7.625%, 10/15/18                              150            188           2.900%, 04/24/15                              225            230
   4.750%, 11/29/12                              180            191        NRG Energy
ITT                                                                           7.375%, 01/15/17                              175            183
   4.900%, 05/01/14                              205            219        Omnicare
John Deere Capital, MTN                                                       7.750%, 06/01/20                              200            212
   4.900%, 09/09/13                              195            212        Oneok Partners
JPMorgan Chase                                                                6.125%, 02/01/41                              165            165
   3.700%, 01/20/15                              240            247        Petrobras International Finance
Keycorp, MTN                                                                  6.875%, 01/20/40                               50             52
   5.100%, 03/24/21                               75             75           3.875%, 01/27/16                               65             65
Koninklijke Philips Electronics                                            PNC Funding
   5.750%, 03/11/18                              100            112           4.250%, 09/21/15                              280            294
Kraft Foods                                                                PPG Industries
   6.500%, 02/09/40                              100            107           1.900%, 01/15/16                               60             57
Leucadia National                                                          Prudential Financial, MTN
   7.125%, 03/15/17                              100            105           5.100%, 09/20/14                              155            167
Lloyds TSB Bank                                                            PSEG Power
   6.375%, 01/21/21                               85             89           7.750%, 04/15/11                               55             55
Lorillard Tobacco                                                          QVC 144A,
   8.125%, 06/23/19                              115            134           7.500%, 10/01/19                              275            289
Marathon Oil                                                               Qwest
   6.000%, 10/01/17                              135            152           8.875%, 03/15/12                              155            166
Marathon Petroleum 144A,                                                   Rabobank Nederland, MTN
   3.500%, 03/01/16                              140            140           2.125%, 10/13/15                              160            154
Masco                                                                      Rent-A-Center 144A,
   6.125%, 10/03/16                              125            128           6.625%, 11/15/20                              175            172
Medassets 144A,                                                            Rogers Communications
   8.000%, 11/15/18                              120            123           5.500%, 03/15/14                              150            165
Medtronic                                                                  Sanofi-Aventis
   3.000%, 03/15/15                              310            319           4.000%, 03/29/21                              150            147
_____________________________________________________________________         1.625%, 03/28/14                              225            225
                                                                           _____________________________________________________________________

                                                                 63

OLD MUTUAL BARROW HANLEY CORE BOND FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2011

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bonds - continued                                                Corporate Bonds - continued
Sempra Energy                                                              Verizon Wireless Capital
   6.500%, 06/01/16                      $       115    $       131           8.500%, 11/15/18                      $       205    $       263
Simon Property Group                                                       Wells Fargo,
   5.750%, 12/01/15                              140            156           4.600%, 04/01/21                              145            143
SLM, Ser A, MTN                                                            Westar Energy
   5.375%, 01/15/13                              175            182           6.000%, 07/01/14                               70             77
Southern Power,                                                            Westpac Banking
   6.250%, 07/15/12                              215            228           2.250%, 11/19/12                              175            178
Spectra Energy Capital                                                     Willis North America
   5.668%, 08/15/14                              135            148           6.200%, 03/28/17                              100            107
   5.650%, 03/01/20                              135            143        Xcel Energy
Starwood Hotels & Resorts Worldwide                                           5.613%, 04/01/17                              377            404
   7.875%, 10/15/14                              300            343        Xerox
State Street                                                                  4.250%, 02/15/15                              145            152
   4.300%, 05/30/14                              110            118                                                               ______________
   2.875%, 03/07/16                              220            219
Suntrust Banks                                                             Total Corporate Bonds (Cost $24,072)                         25,346
   3.600%, 04/15/16                               75             75        _____________________________________________________________________
Targa Resources Partners LP / Targa
   Resources Partners Finance 144A,                                        U.S. Government Agency Obligations - 28.3%
   7.875%, 10/15/18                              205            216        FNMA
Teck Resources                                                                6.500%, 09/01/36                              432            486
   6.000%, 08/15/40                               75             76           6.000%, 11/01/36                              120            131
   10.250%, 05/15/16                             118            142           6.000%, 04/01/39                              347            379
Telecom Italia Capital                                                        5.500%, 12/01/35                              241            259
   4.950%, 09/30/14                               80             83           5.500%, 01/01/36                              233            251
Telefonica Emisiones SAU                                                      5.500%, 02/01/36                              157            169
   4.949%, 01/15/15                               75             79           5.500%, 04/01/36                               52             56
Tesoro                                                                        5.500%, 11/01/36                              242            259
   9.750%, 06/01/19                              245            278           5.500%, 11/01/36                              843            902
Time Warner Cable                                                             5.500%, 12/01/36                              417            447
   6.750%, 07/01/18                              240            273           5.500%, 08/01/37                              228            245
TransCanada PipeLines                                                         5.500%, 03/01/38                              255            274
   7.625%, 01/15/39                              150            186           5.500%, 06/01/38                              340            365
Travelers Property Casualty                                                   5.500%, 12/01/38                              352            379
   5.000%, 03/15/13                              265            283           5.125%, 01/02/14                              235            256
Tyco Electronics Group                                                        5.000%, 12/01/23                              106            112
   6.550%, 10/01/17                              160            183           5.000%, 03/01/36                              253            266
Tyco International Finance                                                    5.000%, 03/01/38                              851            891
   8.500%, 01/15/19                              145            187           5.000%, 05/01/38                              781            818
Union Electric                                                                5.000%, 07/01/40                              979          1,027
   6.700%, 02/01/19                              165            190           4.500%, 04/01/24                              160            169
United Parcel Service                                                      FHLMC Gold
   3.125%, 01/15/21                              255            236           6.000%, 09/01/37                              175            190
United Rentals North America                                                  6.000%, 12/01/37                               98            106
   9.250%, 12/15/19                              200            222           5.500%, 11/01/36                              135            144
UnitedHealth Group                                                            5.500%, 12/01/36                              217            232
   4.875%, 02/15/13                              250            265           5.500%, 12/01/37                              970          1,039
US Bancorp,                                                                   5.500%, 10/01/39                              334            356
   1.375%, 09/13/13                              195            195           5.000%, 04/01/23                              151            161
Valero Energy                                                                 5.000%, 11/01/23                              120            127
   9.375%, 03/15/19                               60             77           5.000%, 09/01/35                              309            325
   6.625%, 06/15/37                               75             76           4.500%, 05/01/25                              868            913
_____________________________________________________________________         3.500%, 10/01/25                              182            183
                                                                           _____________________________________________________________________

                                                                 64

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                    Face Amount
Description                            Amount (000)     Value (000)        Description                            (000)/Shares     Value (000)
_____________________________________________________________________      _____________________________________________________________________

U.S. Government Agency Obligations - continued                             Other - 0.8%
GNMA                                                                       CNH Equipment Trust,
   5.500%, 02/15/40                      $       538    $       583           Ser 2010-C, Cl A3
   5.000%, 02/20/41                              449            478           1.170%, 05/15/15                      $       210    $       210
   4.500%, 10/20/40                              463            479        John Deere Owner Trust,
                                                       ______________         Ser 2009-A, Cl A3
                                                                              2.590%, 10/15/13                               65             65
Total U.S. Government Agency Obligations                                   John Deere Owner Trust,
   (Cost $13,017)                                            13,457           Ser 2009-A, Cl A4
_____________________________________________________________________         3.960%, 05/16/16                              100            104
                                                                                                                                  ______________
U.S. Treasury Obligations - 9.5%
U.S. Treasury Bond                                                         Total Other                                                     379
   3.875%, 08/15/40                            1,620          1,450                                                               ______________
U.S. Treasury Note
   3.625%, 02/15/21                            2,430          2,465        Total Asset-Backed Securities (Cost $725)                       736
   2.000%, 01/31/16                              625            620        _____________________________________________________________________
                                                       ______________
                                                                           Affiliated Mutual Fund - 2.7%
Total U.S. Treasury Obligations (Cost $4,538)                 4,535        Old Mutual Cash Reserves Fund,
_____________________________________________________________________         Institutional Class, 0.05%(A)           1,297,521          1,298
                                                                                                                                  ______________
Mortgage Related - 4.5%
Bear Stearns Commercial                                                    Total Affiliated Mutual Fund (Cost $1,298)                    1,298
   Mortgage Securities, CMBS,                                              _____________________________________________________________________
   Ser 2006-PW13, Cl A4
   5.540%, 09/11/41                              345            370        Total Investments - 99.9% (Cost $45,585)                     47,527
Bear Stearns Commercial                                                    _____________________________________________________________________
   Mortgage Securities, CMBS,
   Ser 2006-PW14, Cl A4                                                    Other Assets and Liabilities, Net - 0.1%                         54
   5.201%, 12/11/38                              290            306        _____________________________________________________________________
Bear Stearns Commercial
   Mortgage Securities, CMBS,                                              Total Net Assets - 100.0%                               $    47,581
   Ser 2004-PWR5, Cl A4                                                    _____________________________________________________________________
   4.831%, 07/11/42                              260            269
Citigroup Commercial Mortgage Trust,                                       For descriptions of abbreviations and footnotes, please refer to
   CMBS, Ser 2004-C2, Cl A3                                                page 90.
   4.380%, 10/15/41                              254            256
Citigroup/Deutsche Bank Commercial                                         Other Information:
   Mortgage Trust, CMBS,
   Ser 2007-CD5, Cl A4                                                     The Fund utilizes various inputs in determining the value of its
   5.886%, 11/15/44(D)                           320            346        investments as of the reporting period end. These inputs are
Freddie Mac REMICS, CMO,                                                   summarized in three broad levels as follows:
   Ser 2011-3817, Cl QA
   4.000%, 03/15/26                              345            361        Level 1 - quoted prices in active markets for identical securities
JP Morgan Chase Commercial                                                 Level 2 - other significant observable inputs (including quoted
   Mortgage Securities, CMBS,                                                        prices for similar securities, interest rates, prepayment
   Ser 2005-LDP1, Cl A2                                                              speeds, credit risk, etc.)
   4.625%, 03/15/46                              244            247        Level 3 - significant unobservable inputs (including the Fund's own
                                                       ______________                assumption in determining the fair value of investments)

Total Mortgage Related (Cost $1,935)                          2,155        The inputs or methodology used for valuing securities are not
_____________________________________________________________________      necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of March 31, 2011
Asset-Backed Securities - 1.6%                                             in valuing the Fund's net assets were as follows (000):
Automobiles - 0.8%
Honda Auto Receivables Owner Trust,                                              Description             Level 1    Level 2    Level 3    Total
   Ser 2009-3, Cl A4                                                       _____________________________________________________________________
   3.300%, 09/15/15                              205            212
World Omni Auto Receivables Trust,                                         Investments
   Ser 2011-A, Cl A3                                                          Corporate Bonds            $    -     $25,346      $-      $25,346
   1.110%, 05/15/15                              145            145           U.S. Government
                                                       ______________            Agency Obligations           -      13,457       -       13,457
                                                                              U.S. Treasury Obligations       -       4,535       -        4,535
Total Automobiles                                               357           Mortgage Related                -       2,155       -        2,155
_____________________________________________________________________         Asset-Backed Securities         -         736       -          736
                                                                              Affiliated Mutual Fund      1,298           -       -        1,298
                                                                           _____________________________________________________________________

                                                                           Total Investments             $    -     $47,527      $-      $47,527
                                                                           _____________________________________________________________________

                                                                           Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 65

OLD MUTUAL CASH RESERVES FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Performance Highlights

o    For the fiscal year ended March 31, 2011, the Old Mutual Cash Reserves Fund underperformed its benchmark, the Lipper Money
     Market Funds Average. The Fund's Class Z shares posted a 0.01% return versus a 0.03% return for the Index.

o    While overall commercial-paper issuance decreased, the Fund's ability to diversify into certificates of deposit and short-dated corporate notes benefited the Fund's performance.

o    The Fund's allocation to U.S.-agency discount notes decreased over the period. Maturing U.S.-agency securities were replaced with high-quality commercial paper and certificates of deposit.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2011, the Old Mutual Cash Reserves Fund (the "Fund") underperformed its benchmark, the
     Lipper Money Market Funds Average (the "Index"). The Fund's Class Z shares posted a 0.01% return versus a 0.03% return for the
     Index. Performance for all share classes can be found on page 67.

Q.   What investment environment did the Fund face during the past period?

A.   The money market fund industry underwent significant changes in 2010. The Securities and Exchange Commission (the "SEC")
     adopted new regulations and rules designed to increase transparency, decrease risk, and ultimately provide more protection for money market fund investors. These changes led to increased demand for short-dated money market securities. Shrinking supply of the commercial paper market, down over 50% from its mid-2007 peak, further exacerbated the problem. Short-term rates remained at historic lows. The benchmark two-year U.S. Treasury note, which is highly correlated to U.S. Federal Reserve Board (the
     "Fed") monetary policy expectations, closed out the calendar year at 0.61% after beginning the calendar year yielding 1.14%.
     After spiking to 0.54% during the summer months, the three-month London Interbank Offered Rate compressed during the second half of the year to close out the period yielding 0.30%.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund remained highly liquid throughout the year and seamlessly transitioned to comply with the new SEC rules and regulations. While overall commercial-paper issuance decreased, the Fund's ability to diversify into certificates of deposit and short-dated corporate notes benefited the Fund's performance.

Q.   How did portfolio composition affect Fund performance?

A.   The Fund's allocation to U.S.-agency discount notes decreased over the period. Maturing U.S.-agency securities were replaced with high-quality commercial paper and certificates of deposit.

Q.   What is the investment outlook for the short-term fixed-income market?

A.   Beginning in April 2011, the Federal Deposit Insurance Corporation will change the manner in which deposit insurance premiums are assessed. This change is being ushered in as a result of the Dodd-Frank financial reform bill and may combine with supply issues to affect interest rates in the overnight market on everything from repurchase agreements and bank deposits to yields on money market funds. Dwight Asset Management Company LLC ("Dwight") believes the shrinking supply and increased demand for money market securities will continue to plague the market. In addition, looming regulatory changes may present new challenges over the course of the year.

Cash Reserves Fund

                                                                 66

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2011
____________________________________________________________________________________________________________________________________

                                                                                  Annualized       Annualized       Annualized
                                           Inception       7-Day       1 Year       5 Year           10 Year         Inception
                                             Date          Yield       Return       Return           Return           to Date
____________________________________________________________________________________________________________________________________

Class Z                                    04/04/95        0.00%        0.01%        2.05%           1.79%             3.04%
Class A                                    06/04/07        0.00%        0.00%         n/a             n/a              1.15%
Institutional Class                        06/04/07        0.05%        0.09%         n/a             n/a              1.31%
Lipper Money Market Funds Average          03/31/95         n/a         0.03%        2.02%           1.77%             3.18%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Adviser has voluntarily agreed to reimburse expenses to the extent necessary to maintain a minimum yield of 0.00% for each share class. The agreement to reimburse expenses is voluntary and may be modified or discontinued by the Adviser at any time. Absent this voluntary expense reimbursement, the Fund's return would have been lower. Information about these performance results and the comparative index can be found on pages 1-3.

The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 27, 2010 prospectuses as supplemented through December 21, 2010) are 0.88% and 0.30%; 2.24% and 0.55%; and 4.05% and 0.20%, respectively.

Return on a $10,000 Investment
____________________________________________________________________________________________________________________________________
[BAR GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Cash Reserves Fund, Class Z	Lipper Money Market Funds Average
1 year return	0.01%	0.03%

Past performance is not a guarantee of future results. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares. An investment in the Fund is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at
$1.00 per share, it is possible to lose money by investing in the Fund.

Asset Class Weightings as of March 31, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Certificate of Deposit	14.3%
Commercial Paper	62.5%
Corporate Bonds	1.5%
Repurchase Agreements	21.7%

                                                                 67

OLD MUTUAL CASH RESERVES FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2011

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Commercial Paper (F) - 62.5%                                               Commercial Paper (F) - continued
Amsterdam Funding 144A,                                                    Skandinaviska Enskilda Banken AB 144A,
   0.280%, 05/23/11                      $     3,000    $     2,999           0.350%, 06/14/11                      $     3,000    $     2,998
Antalis US Funding 144A,                                                      0.280%, 04/11/11                            1,000          1,000
   0.330%, 06/07/11                              500            500        Societe Generale NY
   0.320%, 04/11/11                            3,000          3,000           0.360%, 04/01/11                              500            500
   0.320%, 04/15/11                              500            500           0.300%, 05/04/11                            3,500          3,499
Atlantic Asset Securitization 144A,                                        Sumitomo Mitsui Bank NY 144A,
   0.297%, 04/11/11                            1,500          1,500           0.270%, 04/25/11                            3,600          3,599
   0.280%, 04/04/11                            1,500          1,500        Svenska Handelsbanken 144A,
Barton Capital                                                                0.270%, 05/09/11                            1,250          1,249
   0.280%, 05/11/11                            3,000          2,999        Swedbank
BPCE                                                                          0.430%, 05/04/11                            3,000          2,999
   0.310%, 05/04/11                              500            500           0.340%, 06/01/11                            1,000            999
Caisse d' Amortissement de la Dette                                        Thames Asset Global
   Sociale 144A,                                                              Securitization No 1 144A,
   0.270%, 05/24/11                            3,000          2,999           0.220%, 04/20/11                              689            689
Cancara Asset Securitisation 144A,                                         Toyota Motor Credit
   0.300%, 04/20/11                              500            500           0.250%, 05/09/11                            3,000          2,999
   0.300%, 06/16/11                            3,500          3,498        Versailles Commercial Paper 144A,
Commonwealth Bank of Australia 144A,                                          0.320%, 05/02/11                            3,500          3,499
   0.255%, 05/25/11                            4,400          4,398                                                               ______________
Danske 144A,
   0.300%, 04/11/11                            3,000          3,000        Total Commercial Paper (Cost $92,812)                        92,812
   0.300%, 05/04/11                            1,000          1,000        _____________________________________________________________________
Fortis Funding 144A,
   0.350%, 05/11/11                            3,000          2,999        Certificates of Deposit - 14.3%
Grampian Funding 144A,                                                     BNP Paribas New York
   0.320%, 05/04/11                              500            500           0.348%, 06/08/11                            1,300          1,300
   0.310%, 06/17/11                            3,000          2,998        Credit Agricole Corporate and
ING US Funding                                                                Investment Bank
   0.300%, 07/14/11                              500            500           0.300%, 04/18/11                            3,000          3,000
   0.280%, 05/02/11                            2,500          2,499        Deutsche Bank NY
Kells Funding                                                                 0.300%, 04/13/11                            3,000          3,000
   0.310%, 04/19/11                            3,000          2,999        Dexia NY International Co
Lloyds TSB Bank                                                               0.500%, 04/25/11                            3,000          3,000
   0.280%, 05/02/11                              500            500        KBC Bank NV/New York NY
Nationwide Building Society 144A,                                             0.540%, 06/29/11                            1,000          1,000
   0.320%, 04/19/11                              500            500           0.490%, 04/28/11                            3,000          3,000
   0.300%, 05/19/11                              500            500        Natixis NY Branch
   0.280%, 06/10/11                            3,000          2,998           0.450%, 05/02/11                            3,500          3,500
Nieuw Amsterdam Receivables 144A,                                          Rabobank Nederland NV/NY
   0.280%, 04/19/11                            3,100          3,099           0.270%, 05/03/11                            1,000          1,000
   0.280%, 05/04/11                              900            900        Sumitomo Mitsui Bank NY
Nordea North America                                                          0.300%, 04/07/11                              600            600
   0.280%, 04/07/11                            3,000          3,000        Svenska Handelsbanken Inc
Rabobank USA Financial                                                        0.300%, 04/12/11                            1,850          1,850
   0.280%, 04/15/11                            2,500          2,500                                                               ______________
Regency Markets No. 1 144A,
   0.290%, 06/10/11                            3,900          3,898        Total Certificates of Deposit (Cost $21,250)                 21,250
Royal Bank of Scotland Group 144A,                                         _____________________________________________________________________
   0.300%, 04/18/11                            3,500          3,499
Scaldis Capital 144A,                                                      Corporate Bonds - 1.5%
   0.343%, 04/05/11                            4,000          4,000        Bank of Nova Scotia Houston
Sheffield Receivables 144A,                                                   0.812%, 05/12/11(E)                           700            701
   0.270%, 04/14/11                            2,000          2,000        General Electric Capital
_____________________________________________________________________         0.505%, 04/28/11                               63             63
                                                                           Royal Bank of Canada
                                                                              1.053%, 04/11/11(E)                         1,400          1,400
                                                                                                                                  ______________

                                                                           Total Corporate Bonds (Cost $2,164)                           2,164
                                                                           _____________________________________________________________________

                                                                 68

_____________________________________________________________________     Other Information:

                                           Face                           The Fund utilizes various inputs in determining the value of its investments as
 Description                           Amount (000)     Value (000)       of the reporting period end. These inputs are summarized in three broad levels
_____________________________________________________________________     as follows:

Repurchase Agreements (G) - 21.7%                                         Level 1 - quoted prices in active markets for identical securities
Bank of America Agency Backed                                             Level 2 - other significant observable inputs (including quoted prices for
   Repurchase Agreement                                                             similar securities, interest rates, prepayment speeds, credit risk, etc.)
   0.130%, dated 3/31/2011, to be                                         Level 3 - significant unobservable inputs (including the Fund's own assumption
   repurchased on 4/1/2011, repurchase                                              in determining the fair value of investments)
   price $7,200,026 (collateralized by
   various U.S. Government Obligations                                    The inputs or methodology used for valuing securities are not necessarily an
   valued at $11,060,487, 0.000%-                                         indication of the risk associated with investing in those securities. A summary
   3.883%, 9/1/2039, total market                                         of the inputs used as of March 31, 2011 in valuing the Fund's net assets were as
   value $7,321,276)                      $  7,200        $   7,200       follows (000):
Goldman Sachs Agency Backed
   Repurchase Agreement                                                           Description           Level 1   Level 2    Level 3   Total
   0.130%, dated 3/31/2011, to be                                         _____________________________________________________________________
   repurchased on 4/1/2011, repurchase
   price $25,000,090 (collateralized by                                   Investments
   various U.S. Government Obligations                                       Commercial Paper             $-     $ 92,812      $-     $ 92,812
   valued at $61,766,451, 3.325%-                                            Certificates of Deposit       -       21,250       -       21,250
   6.525%, 10/1/2019 - 7/1/2039, total                                       Corporate Bonds               -        2,164       -        2,164
   market value $25,402,909)                25,000           25,000          Repurchase Agreements         -       32,200       -       32,200
                                                       ______________     _____________________________________________________________________

Total Repurchase Agreements (Cost $32,200)                   32,200       Total Investments               $-     $148,426      $-     $148,426
_____________________________________________________________________     _____________________________________________________________________

Total Investments - 100.0% (Cost $148,426)                  148,426       Refer to the "Security Valuation" section of Note 2 for further information.
_____________________________________________________________________

Other Assets and Liabilities, Net - 0.0%                         10
_____________________________________________________________________

Total Net Assets - 100.0%                                 $ 148,436
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 90.

The accompanying notes are an integral part of the financial statements.

                                                                 69

OLD MUTUAL DWIGHT HIGH YIELD FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Performance Highlights

o    For the fiscal year ended March 31, 2011, the Old Mutual Dwight High Yield Fund outperformed its benchmark, the Barclays
     Capital U.S. Corporate High-Yield Bond Index. The Fund's Institutional Class shares posted a 14.81% return versus a 14.31%
     return for the Index.

o    Investor demand for risk assets drove performance during the first quarter of 2011, with strong flows into mutual funds throughout the quarter and significant crossover demand from investment-grade funds.

o    With the Fund's holdings leveraged to an improving economy, greater optimism about the economy contributed to the Fund's outperformance during this period.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2011, the Old Mutual Dwight High Yield Fund (the "Fund") outperformed its benchmark, the
     Barclays Capital U.S. Corporate High-Yield Bond Index (the "Index"). The Fund's Institutional Class shares posted a 14.81%
     return versus a 14.31% return for the Index.

Q.   What investment environment did the Fund face during the past period?

A.   The third quarter of 2010 started and ended with very strong months, following a volatile second quarter driven by concerns about Europe. While investors were still concerned about the strength of the economy, money market rates near zero and the U.S.
     Federal Reserve Board's (the "Fed") clear intent to keep rates low pushed out the yield curve and the risk spectrum. The high-yield securities sector continued to offer attractive spreads, if not especially compelling absolute yields. Concerns about Europe's sovereign debt once again impacted performance in the fourth quarter of 2010, as returns in November were negative after a strong October. December was strong with a vibrant new-issues market in the first half of the month before largely shutting down by mid-December. Meanwhile, investor demand for risk assets drove performance during the first quarter of
     2011, with strong flows into mutual funds throughout the quarter and significant crossover demand from investment-grade funds.

Q.   Which market factors influenced the Fund's relative performance?

A.   The new-issues market was very active during the first quarter of 2011, with nearly $80 billion coming to market. Much of the issuance continued to be refinancing, but there was more leveraged buyout financing and even sponsor-dividend deals. Inflows into mutual funds accelerated with more than $6.5 billion in inflows during the quarter. The market's ability to absorb a new-issues calendar of this magnitude reflected the depth and breadth of demand for greater yield (and risk) in the current environment.

Q.   How did portfolio composition affect Fund performance?

A.   In the second quarter of 2010, the Fund benefited from an overweight in the transportation sector, as well as a marginally higher credit rating versus the Index. Higher-rated credits generally outperformed during the May sell-off, as participants moved higher in the credit spectrum to reduce risk. Going into the third quarter, the Fund was overweight industrials, and underweight both financials and utilities. Financials significantly outperformed during this period, while both industrials and utilities underperformed. Concerns about the strength of the economic recovery impacted industrials, which led to the Fund's slight underperformance. Financials continued to outperform and utilities continued to underperform during the fourth quarter of 2010. The Fund maintained its overweight in industrials, and underweight in financials and utilities going into 2011.
     Furthermore, financials continued to outperform, and utilities continued to underperform during the first quarter of the year.
     With the Fund's holdings leveraged to an improving economy, greater optimism about the economy contributed to the Fund's outperformance during this period.

Dwight High Yield Fund

                                                                 70

Q.   What is the investment outlook for the high-yield fixed-income market?

A.   Dwight Asset Management Company LLC ("Dwight") believes that continued economic growth should benefit the cyclical industrial names that have been added to the Fund over the past year. As risk appetites increase, investor demand for these higher yielding names leveraged to the economy should also increase. And, if the likelihood of a double-dip recession increases, risk assets should be viewed less favorably and the market could experience a significant sell-off. Thus far, the market has absorbed the record level of new issuances, but if the market starts to balk at new issuances given the tighter spreads and lower yields, it could result in a general market backup.

Top Ten Holdings
as of March 31, 2011*

CEVA Group 144A
11.625%, 10/01/16                                                           2.8%
___________________________________________________________________________________

Goodyear Tire & Rubber
10.500%, 05/15/16                                                           2.6%
___________________________________________________________________________________

Accuride
9.500%, 08/01/18                                                            2.0%
___________________________________________________________________________________

RDS Ultra-Deepwater 144A
11.875%, 03/15/17                                                           2.0%
___________________________________________________________________________________

Landry's Restaurants
11.625%, 12/01/15                                                           2.0%
___________________________________________________________________________________

Carrizo Oil & Gas 144A
8.625%, 10/15/18                                                            1.9%
___________________________________________________________________________________

Phillips-Van Heusen
7.375%, 05/15/20                                                            1.9%
___________________________________________________________________________________

Maxim Crane Works LP 144A
12.250%, 04/15/15                                                           1.9%
___________________________________________________________________________________

Brightstar 144A
9.500%, 12/01/16                                                            1.9%
___________________________________________________________________________________

Huntington Ingalls Industries 144A
7.125%, 03/15/21                                                            1.8%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           20.8%
___________________________________________________________________________________

* Excludes short-term affiliated mutual fund.

                                                                                                              Dwight High Yield Fund

                                                                 71

OLD MUTUAL DWIGHT HIGH YIELD FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2011
____________________________________________________________________________________________________________________________________

                                                                                                                        Annualized
                                                                             Inception             1 Year                Inception
                                                                                Date               Return                 to Date
____________________________________________________________________________________________________________________________________

Institutional Class                                                          11/19/07              14.81%                 15.66%
Barclays Capital U.S. Corporate High-Yield Bond Index                        11/19/07              14.31%                 10.75%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Institutional Class shares (as reported in the July 27, 2010 prospectus as supplemented through December 21,
2010) are 1.05% and 0.81%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Dwight High Yield Fund, Institutional Class	Barclays Capital U.S. Corporate High-Yield Bond Index
11/19/07	10,000	10,000
3/31/08	9,673	9,788
3/31/09	8,921	7,898
3/31/10	14,212	12,335
3/31/11	16,316	14,100

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund on the inception date of November 19, 2007 to an investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of March 31, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Asset-Backed Securities	0.3%
Cash Equivalents	9.6%
Term Loan	1.4%
Corporate Bonds	88.7%

                                                                 72

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2011

_____________________________________________________________________      _____________________________________________________________________

                                            Face                                                                       Face
Description                             Amount (000)    Value (000)        Description                             Amount (000)    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bonds - 87.0%                                                    Corporate Bonds - continued
Accuride                                                                   E*Trade Financial
   9.500%, 08/01/18                     $        200    $       223           7.875%, 12/01/15                     $        111    $       112
Acquisition Co Lanza Park                                                  Energy Partners 144A,
   10.000%, 06/01/17                              91            100           8.250%, 02/15/18                              190            189
Aircastle                                                                  Equinox Holdings 144A,
   9.750%, 08/01/18                               99            110           9.500%, 02/01/16                              110            118
Alliance One International                                                 FCC Holdings 144A,
   10.000%, 07/15/16                             150            152           12.000%, 12/15/15                             100            102
American Axle & Manufacturing                                              FGI Operating
   Holdings 144A,                                                             10.250%, 08/01/15                             150            160
   9.250%, 01/15/17                               20             22        FMG Resources 144A,
AMGH Merger Sub 144A,                                                         7.000%, 11/01/15                               40             41
   9.250%, 11/01/18                               37             40        Frontier Communications
Appleton Papers 144A,                                                         8.500%, 04/15/20                              103            112
   10.500%, 06/15/15                             100            105        Geo Group 144A,
Ashtead Holdings 144A,                                                        6.625%, 02/15/21                               75             74
   8.625%, 08/01/15                              130            136        Goodyear Tire & Rubber
Associated Materials 144A,                                                    10.500%, 05/15/16                             255            286
   9.125%, 11/01/17                               94            101        Headwaters 144A,
Basic Energy Services 144A,                                                   7.625%, 04/01/19                               95             95
   7.750%, 02/15/19                               40             41        HOA Restaurant 144A,
Bi-Lo 144A,                                                                   11.250%, 04/01/17                              95             97
   9.250%, 02/15/19                              150            155        Huntington Ingalls Industries 144A,
Bon-Ton Department Stores                                                     7.125%, 03/15/21                              192            200
   10.250%, 03/15/14                             104            107        Interface 144A,
Brickman Group Holdings 144A,                                                 7.625%, 12/01/18                                7              7
   9.125%, 11/01/18                              125            134        International Lease Finance
Briggs & Stratton                                                             8.250%, 12/15/20                              120            132
   6.875%, 12/15/20                               75             79        Isle of Capri Casinos 144A,
Brightstar 144A,                                                              7.750%, 03/15/19                              105            104
   9.500%, 12/01/16                              190            204        JMC Steel Group 144A,
Carrizo Oil & Gas 144A,                                                       8.250%, 03/15/18                              125            128
   8.625%, 10/15/18                              200            212        Kraton Polymers 144A,
CEVA Group 144A,                                                              6.750%, 03/01/19                               95             96
   11.625%, 10/01/16                             275            303        Kratos Defense &
Citgo Petroleum 144A,                                                         Security Solutions
   11.500%, 07/01/17                             134            156           10.000%, 06/01/17                             100            110
Clear Channel Worldwide Holdings, Ser B                                    Landry's Restaurants
   9.250%, 12/15/17                              160            175           11.625%, 12/01/15                             200            215
Cleaver-Brooks 144A,                                                       Manitowoc
   12.250%, 05/01/16                             114            120           9.500%, 02/15/18                              170            188
Cloud Peak Energy Resources /                                              Marfrig Overseas 144A,
   Cloud Peak Energy Finance                                                  9.500%, 05/04/20                              125            130
   8.500%, 12/15/19                              150            166        Mashantucket Western
Columbus McKinnon 144A,                                                       Pequot Tribe 144A,
   7.875%, 02/01/19                              112            115           8.500%, 11/15/15(L)                           700             70
Commscope 144A,                                                            Maxim Crane Works LP 144A,
   8.250%, 01/15/19                              188            196           12.250%, 04/15/15                             200            206
Con-way                                                                    Midwest Vanadium 144A,
   7.250%, 01/15/18                               66             72           11.500%, 02/15/18                             150            155
   6.700%, 05/01/34                              189            173        MGM Resort International
Denbury Resources                                                             6.625%, 07/15/15                               80             76
   6.375%, 08/15/21                              100            102           5.875%, 02/27/14                               90             86
DriveTime Automotive Group                                                 Navistar International
   & DT Acceptance 144A,                                                      8.250%, 11/01/21                              110            122
   12.625%, 06/15/17                             120            133        _____________________________________________________________________
_____________________________________________________________________

                                                                 73

OLD MUTUAL DWIGHT HIGH YIELD FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2011

_____________________________________________________________________      _____________________________________________________________________

                                            Face
Description                             Amount (000)    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bonds - continued                                                Affiliated Mutual Fund - 9.4%
NCL                                                                        Old Mutual Cash Reserves Fund,
   11.750%, 11/15/16                   $         150    $       173           Institutional Class, 0.05% (A)             1,050,266  $    1,050
Nexeo Solutions 144A,                                                                                                             ______________
   8.375%, 03/01/18                               80             82
Novelis 144A,                                                              Total Affiliated Mutual Fund (Cost $1,050)                    1,050
   8.750%, 12/15/20                              110            121        _____________________________________________________________________
Omega Healthcare Investors 144A,
   6.750%, 10/15/22                              192            196        Total Investments - 98.1% (Cost $11,050)                     10,949
OSI Restaurant Partners                                                    _____________________________________________________________________
   10.000%, 06/15/15                              90             94
PE Paper Escrow 144A,                                                      Other Assets and Liabilities, Net - 1.9%                        213
   12.000%, 08/01/14                             150            172        _____________________________________________________________________
PHH 144A,
   9.250%, 03/01/16                               39             42        Total Net Assets - 100.0%                                $   11,162
Phillips-Van Heusen                                                        _____________________________________________________________________
   7.375%, 05/15/20                              200            212
Polypore International 144A,                                               For descriptions of abbreviations and footnotes, please refer to
   7.500%, 11/15/17                              130            136        page 90.
Rain Carbon India Limited 144A,
   8.000%, 12/01/18                               95            102        Other Information:
RDS Ultra-Deepwater 144A,
   11.875%, 03/15/17                             200            219        The Fund utilizes various inputs in determining the value of its investments as
Reynolds 144A,                                                             of the reporting period end. These inputs are summarized in three broad levels
   8.250%, 02/15/21                              183            181        as follows:
Rhodia 144A,
   6.875%, 09/15/20                              190            194        Level 1 - quoted prices in active markets for identical securities
STHI Holdings 144A,                                                        Level 2 - other significant observable inputs (including quoted prices for
   8.000%, 03/15/18                              100            104                  similar securities, interest rates, prepayment speeds, credit risk, etc.)
Tower Automotive Holdings USA /                                            Level 3 - significant unobservable inputs (including the Fund's own assumption
   TA Holdings Finance 144A,                                                         in determining the fair value of investments)
   10.625%, 09/01/17                              61             68
United Airlines                                                            The inputs or methodology used for valuing securities are not necessarily an
   12.750%, 07/15/12                              45             50        indication of the risk associated with investing in those securities. A summary
United Maritime Group Finance                                              of the inputs used as of March 31, 2011 in valuing the Fund's net assets were as
   11.750%, 06/15/15                             130            135        follows (000):
Western Express 144A,
   12.500%, 04/15/15                             200            193               Description             Level 1   Level 2   Level 3    Total
Xerox Capital Trust I                                                      _____________________________________________________________________
   8.000%, 02/01/27                              100            102
YCC Holdings 144A,                                                         Investments
   10.250%, 02/15/16                              95             96           Corporate Bonds             $     -   $ 9,715     $-      $ 9,715
                                                       ______________         Term Loan                         -       150      -          150
                                                                              Asset-Backed Securities           -        34      -           34
Total Corporate Bonds (Cost $9,612)                           9,715           Affiliated Mutual Fund        1,050         -      -        1,050
_____________________________________________________________________      _____________________________________________________________________
Term Loan - 1.4%
Roundy Supermarket                                                         Total Investments              $ 1,050   $ 9,899     $-      $10,949
   10.000%, 04/16/16                             150            150        _____________________________________________________________________
                                                       ______________
                                                                           Refer to the "Security Valuation" section of Note 2 for further
Total Term Loan (Cost $148)                                     150        information.
_____________________________________________________________________

Asset-Backed Securities - 0.3%
Countrywide Asset-Backed
   Certificates, Ser 2003-2, Cl M2
   2.723%, 03/26/33(D)                           245             34
                                                       ______________

Total Asset-Backed Securities (Cost $240)                        34
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 74

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2011, the Old Mutual Dwight Intermediate Fixed Income Fund (the "Fund") outperformed its benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index (the "Index"). The Fund's Class Z shares posted a 5.00%
     return versus a 4.76% return for the Index. Performance for all share classes can be found on page 77.

Q.   What investment environment did the Fund face during the past period?

A.   Investor worries emanating from Europe and debt markets conspired to widen yields relative to Treasuries, essentially neutralizing all of the spread tightening that occurred in the second calendar quarter of 2010. Nonetheless, relative calm returned by the end of the quarter as tensions in the Eurozone eased and a healthy confluence of declining Treasury yields and contracting credit spreads led to strong absolute performance in the bond markets during the third quarter of 2010.

     Yields on Treasury securities continued to edge lower in the early part of the fourth calendar quarter of 2010 at a pace that accelerated with the U.S. Federal Reserve Board's (the "Fed") announcement of a second round of quantitative easing. The
     Treasury yield curve then steepened significantly over the latter half of the quarter as concerns regarding the inflationary implications of the quantitative easing took hold and yields started to rise in relation to the length of the maturity. Bucking the trend toward higher yields, however, was the commercial mortgage-backed securities sector, as concern over the valuation of commercial real estate largely dissipated.

     Investors' appetite for risk assets continued apace in the first calendar quarter of 2011, buoyed in part by the follow-through of the best retail holiday sales since 2007. Later in the quarter, confidence in the U.S. economy's prospects continued to improve as the pace of job growth picked up in February and March. As a result, investors shied away from owning Treasury securities, and non-Treasury sectors once again registered significant excess return. The high-yield and commercial mortgage-backed securities sectors led this strong performance, though investment-grade financials also recorded significant relative returns as concerns regarding banks dissipated in concert with improvement in prospects for their European counterparts.

     Overall, for the twelve-month period ending March 31, 2011, the fixed-income securities market benefited from the rare confluence of falling yields on Treasury securities combined with an improving appetite for owning risk assets, which caused the yields on non-Treasury sectors to compress. Leading the way in this regard, as was the case through much of the year, was the decline in yields on high-yield bonds and commercial mortgage-backed securities.

Q.   Which market factors influenced the Fund's relative performance?

A.   Investors' appetite for risk assets contracted sharply during the second calendar quarter of 2010, primarily as a reaction to the sovereign debt crisis that affected parts of the Eurozone. Consequently, the Fund's overweight positions in corporate debt, commercial mortgage-backed securities, and asset-backed securities acted as a drag on Fund performance. Likewise, the Fund's underweight to the Treasury and mortgage-backed securities sectors also detracted. Security selection outside of Treasuries, however, acted as a contributor to performance, particularly among securities carrying higher credit-quality ratings.

Performance Highlights

o    For the fiscal year ended March 31, 2011, the Old Mutual Dwight Intermediate Fixed Income Fund outperformed its benchmark, the
     Barclays Capital U.S. Intermediate Aggregate Bond Index. The Fund's Class Z shares posted a 5.00% return versus a 4.76% return for the Index.

o    The fixed-income securities market benefited from the rare confluence of falling yields on Treasury securities combined with an improving appetite for owning risk assets, which caused the yields on non- Treasury sectors to compress.

o    The Fund's relative performance benefited from its exposures to high-grade corporate debt, commercial mortgage-backed securities, and asset-backed securities, as well as from judicious security selection, particularly among corporate obligations and mortgage-backed securities.

o    Detracting from performance was a bias toward a lower exposure to the effects of changes in interest rates, as yields on
     Treasuries with maturities of one year or longer declined.

                                                                                                              Dwight Intermediate Fixed Income Fund

                                                                 75

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Top Ten Holdings
as of March 31, 2011*

U.S. Treasury Note
0.750%, 03/31/13                                                            5.2%
___________________________________________________________________________________

FHLMC Gold
4.500%, 04/15/41                                                            3.5%
___________________________________________________________________________________

FHLMC Gold
4.000%, 05/15/26                                                            2.7%
___________________________________________________________________________________

U.S. Treasury Bill
0.040%, 04/21/11                                                            2.6%
___________________________________________________________________________________

FHLMC Gold
5.500%, 12/01/37                                                            2.3%
___________________________________________________________________________________

U.S. Treasury Note
3.625%, 02/15/21                                                            2.3%
___________________________________________________________________________________

FNMA
4.000%, 04/25/26                                                            2.2%
___________________________________________________________________________________

FNMA
5.000%, 09/01/40                                                            2.0%
___________________________________________________________________________________

FNMA
5.500%, 03/01/40                                                            1.9%
___________________________________________________________________________________

PHH Mortgage Capital, CMO,
Ser 2008-CIM2, Cl 5A1
6.000%, 07/25/38                                                            1.9%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           26.6%
___________________________________________________________________________________

* Excludes short-term affiliated mutual fund.

     In the third quarter of 2010, investors' appetite for risk assets re-awakened with most sectors of the fixed-income securities market outperforming comparable duration Treasuries. As a result, the Fund's overweight allocations to high-grade corporate debt, commercial mortgage-backed securities, and asset-backed securities positively impacted Fund performance. However, security selection outside of Treasuries - particularly the Fund's bias toward higher-credit-quality securities - detracted.
     This appetite for owning riskier assets continued apace during the fourth quarter of 2010. Consequently, the Fund's overweight exposures to commercial mortgage-backed securities, mortgage-backed securities and high-grade corporate debt continued to positively impact Fund performance. However, security selection within the high-grade corporate sector - particularly the
     Fund's bias toward the obligations of banks - detracted, as concerns continued to swirl around the safety of European banks with spillover effects on U.S. financial institutions.

     In the first quarter of 2011, the Fund again benefited from overweight positions in high-yield corporate securities and commercial mortgage-backed securities and, in contrast to earlier in the fiscal year, from the investment-grade obligations of financial institutions.

Q.   How did portfolio composition affect Fund performance?

A.   For the fiscal year ending March 31, 2011, the Fund's relative performance benefited from its exposures to high-grade corporate debt, commercial mortgage-backed securities, and asset-backed securities, as well as from judicious security selection, particularly among corporate obligations and mortgage-backed securities. Detracting from performance was a bias toward a lower exposure to the effects of changes in interest rates, as yields on Treasuries with maturities of one year or longer declined.

Q.   What is the investment outlook for the fixed-income market?

A.   Dwight Asset Management Company LLC ("Dwight") believes corporate balance sheets are extremely robust, profitability is high and growing, and equity valuations have rewarded those metrics with positive returns and resilience in the face of exogenous shocks. Investment-grade corporate bond yields between 2.0% and 4.5% (where the majority of intermediate maturities are currently priced) look reasonable relative to their Treasury counterparts, but do not appear to represent much in the way of absolute yield. In contrast, the high-yield portion of the corporate bond market is offering yields in the 6.0% to 8.0% range, providing more of a cushion against the potential for spread widening.

     Based on Dwight's reasonably sanguine view of the economy, Dwight believes a defensive posture with regard to duration is warranted given the current level of rates (short rates, in particular). Additionally, Dwight believes the majority of the spread sectors should continue to provide positive excess returns; however, there is a growing sense that the low-hanging fruit has been picked and, as a result, security selection in these markets will be increasingly important to future success.

Dwight Intermediate Fixed Income Fund

                                                                 76

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2011
____________________________________________________________________________________________________________________________________

                                                                                                       Annualized      Annualized
                                                                           Inception       1 Year        5 Year        Inception
                                                                             Date          Return        Return         to Date
____________________________________________________________________________________________________________________________________

Class Z                                                                     07/31/03       5.00%          6.01%           5.56%
Class A with load                                                           07/31/03      (0.15)%         4.76%           4.66%
Class A without load                                                        07/31/03       4.83%          5.79%           5.32%
Class C with load                                                           07/31/03       2.97%          4.95%           4.52%
Class C without load                                                        07/31/03       3.93%          4.95%           4.52%
Institutional Class                                                         12/20/06 (1)   5.18%           n/a            6.16%
Barclays Capital U.S. Intermediate Aggregate Bond Index                     07/31/03       4.76%          5.96%           5.00%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Class A shares have a current maximum up-front sales charge of 4.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense
(reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 27, 2010 prospectus as supplemented through December 21, 2010) are 0.81% and 0.60%; 1.02% and 0.85%; 1.81% and
1.60%; and 0.68% and 0.52%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Dwight Intermediate Fixed Income Fund, Class Z	Barclays Capital U.S. Intermediate Aggregate Bond Index
7/31/03	10,000	10,000
3/31/04	10,619	10,542
3/31/05	11,013	10,635
3/31/06	11,311	10,881
3/31/07	11,988	11,588
3/31/08	12,652	12,496
3/31/09	13,155	12,919
3/31/10	14,420	13,876
3/31/11	15,141	14,537

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of July 31, 2003 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of March 31, 2011 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Asset-Backed Securities	4.9%
Cash Equivalents	20.3%
Corporate Bonds	17.5%
Mortgage Related	11.9%
Municipal Bonds	3.2%
U.S. Government Obligations	27.8%
U.S. Treasury Obligations	14.4%

                                                                 77

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2011

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                             Amount (000)     Value (000)       Description                             Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bonds - 21.4%                                                    Corporate Bonds - continued
Acquisition Co Lanza Park                                                  Denbury Resources
   10.000%, 06/01/17                    $        64      $       71           9.750%, 03/01/16                     $        90      $      102
America Movil SAB de CV                                                       6.375%, 08/15/21                              60              61
   3.625%, 03/30/15                             250             257        Discover Bank
American Axle & Manufacturing                                                 7.000%, 04/15/20                             297             327
   Holdings 144A,                                                          Dr Pepper Snapple
   9.250%, 01/15/17                             105             116           2.900%, 01/15/16                             100              99
Anheuser-Busch InBev Worldwide                                             Duke Energy Ohio
   3.000%, 10/15/12                             160             165           5.450%, 04/01/19                             205             225
Appalachian Power                                                          Embarq
   4.600%, 03/30/21                             327             322           7.082%, 06/01/16                             310             353
Appleton Papers 144A,                                                      Enbridge Energy Partners
   10.500%, 06/15/15                            260             274           9.875%, 03/01/19                             229             299
Arcelormittal                                                              Equinox Holdings 144A,
   6.125%, 06/01/18                             235             249           9.500%, 02/01/16                             130             140
Arrow Electronics                                                          ERAC USA Finance 144A,
   3.375%, 11/01/15                             188             185           5.250%, 10/01/20                             162             167
Ashtead Capital 144A,                                                      Fifth Third Bancorp
   9.000%, 08/15/16                             161             169           3.625%, 01/25/16                             115             115
Ashtead Holdings 144A,                                                     First Horizon National
   8.625%, 08/01/15                              44              46           5.375%, 12/15/15                             182             190
Autozone                                                                   Freeport-McMoRan Copper & Gold
   4.000%, 11/15/20                             175             163           8.375%, 04/01/17                             109             120
Baltimore Gas & Electric                                                   FCC Holdings 144A,
   5.900%, 10/01/16                             226             250           12.000%, 12/15/15                             48              49
Bank of America                                                            General Electric Capital
   5.300%, 03/15/17                             452             464           5.900%, 05/13/14                             370             408
Becton Dickinson                                                              5.300%, 02/11/21                             110             111
   3.250%, 11/12/20                             180             168           2.250%, 11/09/15                             210             202
Bi-Lo 144A,                                                                General Electric Capital, MTN
   9.250%, 02/15/19                              90              93           5.720%, 08/22/11                             305             309
BNP Paribas Home Loan 144A,                                                Geo Group 144A,
   2.200%, 11/02/15                             366             352           6.625%, 02/15/21                              86              85
BorgWarner                                                                 Goldman Sachs Group
   4.625%, 09/15/20                              29              29           5.950%, 01/18/18                             265             285
Brightstar 144A,                                                           Goodyear Tire & Rubber
   9.500%, 12/01/16                             134             144           10.500%, 05/15/16                            405             454
Caterpillar Financial Services, MTN                                        Hutchison Whampoa
   2.650%, 04/01/16                             140             139           International 144A,
Citigroup                                                                     5.750%, 09/11/19                              80              86
   4.750%, 05/19/15                             249             261        Ingersoll-Rand Global Holding
Cleaver-Brooks 144A,                                                          9.500%, 04/15/14                              95             114
   12.250%, 05/01/16                             72              76        Interface 144A,
CNH America                                                                   7.625%, 12/01/18                              60              62
   7.250%, 01/15/16                             190             208        International Game Technology
Con-way                                                                       5.500%, 06/15/20                              70              71
   7.250%, 01/15/18                              25              27        International Lease Finance
   6.700%, 05/01/34                             158             145           8.250%, 12/15/20                             100             110
Corn Products International                                                Isle of Capri Casinos 144A,
   4.625%, 11/01/20                              88              86           7.750%, 03/15/19                              30              30
Covidien International Finance                                             JMC Steel Group 144A,
   2.800%, 06/15/15                             201             201           8.250%, 03/15/18                              93              95
Delta Air Lines, Ser A                                                     John Deere Capital, MTN
   5.300%, 04/15/19                             134             135           1.600%, 03/03/14                             100             100
_____________________________________________________________________      _____________________________________________________________________

                                                                 78

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                             Amount (000)     Value (000)       Description                             Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bonds - continued                                                Corporate Bonds - continued
JPMorgan Chase                                                             Southern Copper
   4.400%, 07/22/20                     $       208      $      201           5.375%, 04/16/20                     $       226      $      230
Keycorp, MTN                                                               SunTrust Bank
   5.100%, 03/24/21                             125             124           7.250%, 03/15/18                             200             227
Kratos Defense & Security Solutions                                        Teck Resources
   10.000%, 06/01/17                             60              66           10.250%, 05/15/16                             15              18
Landry's Restaurants                                                          9.750%, 05/15/14                              19              23
   11.625%, 12/01/15                            165             178           3.850%, 08/15/17                             155             155
Ltd Brands                                                                 Tengizchevroil Finance SARL 144A,
   8.500%, 06/15/19                             220             252           6.124%, 11/15/14                             315             332
McKesson                                                                   Tyco International Finance
   3.250%, 03/01/16                              95              96           3.375%, 10/15/15                             118             121
Morgan Stanley                                                             United Airlines
   4.200%, 11/20/14                             231             239           12.750%, 07/15/12                            200             220
Midwest Vanadium 144A,                                                     United Maritime Group Finance
   11.500%, 02/15/18                            281             290           11.750%, 06/15/15                            316             328
Nabors Industries                                                          Vale Overseas Limited
   5.000%, 09/15/20                             215             214           5.625%, 09/15/19                              62              65
National Semiconductor                                                     Verizon Wireless Capital
   3.950%, 04/15/15                             190             194           5.550%, 02/01/14                               1               1
Navistar International                                                     Vodafone Group
   8.250%, 11/01/21                             178             197           2.875%, 03/16/16                             205             203
NCL                                                                        Wells Fargo
   11.750%, 11/15/16                            168             194           3.676%, 06/15/16                             255             257
Novelis 144A,                                                              Western Union
   8.750%, 12/15/20                             142             156           5.253%, 04/01/20                              94              98
Omnicom Group                                                              Whirlpool, MTN
   4.450%, 08/15/20                             150             148           8.600%, 05/01/14                              50              58
Oneok Partners                                                             Williams Partners
   3.250%, 02/01/16                             145             144           5.250%, 03/15/20                             132             138
PNC Bank NA                                                                Xstrata Finance Canada 144A,
   6.000%, 12/07/17                             268             297           5.500%, 11/16/11                              55              57
Polypore International 144A,                                                                                                       _____________
   7.500%, 11/15/17                             209             219
Protective Life                                                            Total Corporate Bonds (Cost $16,123)                         16,823
   7.375%, 10/15/19                             192             214        _____________________________________________________________________
Prudential Financial, MTN
   4.500%, 11/15/20                             175             171        U.S. Government Agency Obligations - 34.0%
Qwest Communications International                                         FNMA
   8.000%, 10/01/15                              96             106           6.004%, 10/01/36(D)                           20              21
Rain Carbon India Limited 144A,                                               6.000%, 06/01/37 (M)                         146             159
   8.000%, 12/01/18                             110             118           6.000%, 01/01/38 (M)                          67              73
Rhodia 144A,                                                                  6.000%, 03/01/38 (M)                       1,475           1,623
   6.875%, 09/15/20                             178             181           6.000%, 08/01/38 TBA                         253             276
Royal Bank of Scotland                                                        5.500%, 04/01/38 (M)                         321             347
   4.875%, 03/16/15                             107             111           5.500%, 03/01/40 (M)                       1,702           1,831
Safeway                                                                       5.500%, 04/01/40 (M)                         320             347
   6.350%, 08/15/17                             207             231           5.000%, 06/15/41 TBA                         300             312
Shell International                                                           5.500%, 06/01/40 (M)                         901             965
   3.100%, 06/28/15                             189             194           5.000%, 07/01/40 (M)                       1,446           1,528
Simon Property Group LP                                                       5.000%, 09/01/40 (M)                       1,867           1,961
   5.650%, 02/01/20                             179             193           5.000%, 01/01/41                             995           1,041
_____________________________________________________________________         4.500%, 03/01/41                             999           1,023
                                                                              4.000%, 04/15/26 TBA                       2,100           2,158
                                                                              4.000%, 05/15/41 TBA                       1,700           1,666
                                                                           _____________________________________________________________________

                                                                 79

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2011

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                             Amount (000)     Value (000)       Description                             Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

U.S. Government Agency Obligations - continued                             Mortgage Related - continued
FHLMC Gold                                                                 Credit Suisse First Boston
   5.500%, 12/01/37 (M)                 $     2,043      $    2,192           Mortgage Securities, CMBS,
   5.500%, 11/01/38 (M)                         272             292           Ser 2005-C5, Cl AM
   5.500%, 08/01/39 (M)                         777             837           5.100%, 08/15/38(D)                  $       350      $      366
   5.500%, 06/01/40 (M)                         700             754        DB-UBS Mortgage Trust, CMBS
   5.500%, 06/01/40 (M)                         477             511           144A, Ser 2011-LC1A, Cl A2
   5.000%, 02/01/41                             900             940           4.528%, 11/10/46                             278             283
   4.500%, 04/15/41 TBA                       3,300           3,353        Fannie Mae REMICS, CMO,
   4.000%, 05/15/26 TBA                       2,500           2,561           Ser 2005-5, Cl AB
                                                        _____________         5.000%, 04/25/32(M)                        1,055           1,118
Total U.S. Government Agency Obligations                                   Fannie Mae REMICS, CMO,
   (Cost $26,836)                                            26,771           Ser 2005-87, Cl PC
_____________________________________________________________________         5.000%, 02/25/27(M)                          649             667
                                                                           Fannie Mae REMICS, CMO,
U.S. Treasury Obligations - 17.6%                                             Ser 2007-78, Cl PB
U.S. Treasury Inflation-Indexed Bonds (J)                                     6.000%, 08/25/31(M)                          200             206
   2.375%, 01/15/25                             260             341        FHLMC Multifamily Structured Pass
U.S. Treasury Inflation-Indexed Notes (J)                                     Through Certificates, CMO,
   2.125%, 02/29/16                               3               3           Ser 2006-K001, Cl A3
   2.000%, 01/15/14                             520             675           5.469%, 01/25/12(D)(M)                         8               8
   2.000%, 07/15/14                             520             667        Freddie Mac REMICS, CMO,
U.S. Treasury Bills                                                           Ser 2005-2975, Cl PK
   0.040%, 04/14/11                           1,270           1,270           5.500%, 09/15/33(M)                          100             107
   0.040%, 04/21/11                           2,500           2,500        GMAC Commercial Mortgage
   0.050%, 04/28/11                           1,250           1,250           Securities, CMBS,
U.S. Treasury Notes                                                           Ser 2003-C2, Cl A1
   3.625%, 02/15/21                           2,146           2,176           4.576%, 05/10/40(M)                          538             559
   0.750%, 03/31/13                           5,000           4,996        GSR Mortgage Loan Trust, CMO,
                                                        _____________         Ser 2005-5F, Cl 1A1
Total U.S. Treasury Obligations                                               5.000%, 06/25/35 (M)                         396             403
   (Cost $13,751)                                            13,878        JPMorgan Chase Commercial
_____________________________________________________________________         Mortgage Securities, CMBS,
                                                                              Ser 2001-CIB2, Cl D
Mortgage Related - 14.6%                                                      6.847%, 04/15/35(D)(M)                       150             151
Adjustable Rate Mortgage Trust,                                            JPMorgan Chase Commercial
   CMO, Ser 2004-4, Cl 3A1                                                    Mortgage Securities, CMBS,
   3.088%, 03/25/35(D)                            9               9           Ser 2006-LDP9, Cl A3
Banc of America Commercial                                                    5.336%, 05/15/47                             185             194
   Mortgage, CMBS,                                                         JPMorgan Chase Commercial
   Ser 2001-PB1, Cl A2                                                        Mortgage Securities, CMBS,
   5.787%, 05/11/35(M)                          117             118           Ser 2007-CB20, Cl A3
Banc of America Commercial                                                    5.819%, 02/12/51                             350             371
   Mortgage, CMBS,                                                         JPMorgan Chase Commercial
   Ser 2004-5, Cl A4                                                          Mortgage Securities, CMBS 144A,
   4.936%, 11/10/41(D)                          746             803           Ser 2011-C3, Cl A3
Banc of America Commercial                                                    4.388%, 02/15/46                             281             282
   Mortgage, CMBS,                                                         LB-UBS Commercial Mortgage
   Ser 2005-6, Cl A4                                                          Trust, CMBS,
   5.368%, 09/10/47(D)(M)                       500             539           Ser 2005-C3, Cl AM
Commercial Mortgage Asset Trust,                                              4.794%, 07/15/40                             320             333
   CMBS, Ser 1999-C1, Cl C                                                 LB-UBS Commercial Mortgage
   7.350%, 01/17/32(D)                          424             462           Trust, CMBS,
Credit Suisse First Boston                                                    Ser 2005-C7, Cl AM
   Mortgage Securities, CMBS,                                                 5.263%, 11/15/40(D)(M)                       555             575
   Ser 1997-C2, Cl D                                                       _____________________________________________________________________
   7.270%, 01/17/35(M)                           36              36
_____________________________________________________________________

                                                                 80

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                             Amount (000)     Value (000)       Description                             Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Mortgage Related - continued                                               Asset-Backed Securities - continued
Mastr Adjustable Rate Mortgages                                            Toyota Auto Receivables Owner Trust,
   Trust, CMO,                                                                Ser 2010-A, Cl A3
   Ser 2004-13, Cl 3A6                                                        1.270%, 12/16/13                     $       475      $      478
   2.899%, 11/21/34(D)(M)               $       721      $      722        Toyota Auto Receivables Owner
Morgan Stanley Capital I, CMBS,                                               Trust, Ser 2010-B, Cl A3
   Ser 2007-T27, Cl A4                                                        1.040%, 02/18/14                             310             311
   5.795%, 06/11/42(D)                          384             422                                                                _____________
Morgan Stanley Dean Witter
   Capital I, CMBS,                                                        Total Automobiles                                             3,259
   Ser 2002-HQ, Cl A3                                                      _____________________________________________________________________
   6.510%, 04/15/34(M)                           36              37
Morgan Stanley REREMIC Trust,                                              Credit Card - 1.4%
   CMBS 144A,                                                              Capital One Multi-Asset
   Ser 2009-GG10, Cl A4A                                                      Execution Trust,
   6.002%, 08/12/45(D)                           96             104           Ser 2007-A4, Cl A4
PHH Mortgage Capital, CMO,                                                    0.249%, 03/16/15(D)                          400             399
   Ser 2008-CIM2, Cl 5A1                                                   Capital One Multi-Asset
   6.000%, 07/25/38                           1,748           1,808           Execution Trust,
Protective Finance, CMBS 144A,                                                Ser 2009-A2, Cl A2
   Ser 2007-PLA, Cl A1                                                        3.200%, 04/15/14(M)                          664             668
   5.325%, 03/14/38(M)                          314             319                                                                _____________
Sequoia Mortgage Trust, CMO,
   Ser 2011-1, Cl A1                                                       Total Credit Card                                             1,067
   4.125%, 02/25/41(D)                          393             393        _____________________________________________________________________
Wachovia Bank Commercial
   Mortgage Trust, CMBS,                                                   Home Equity - 0.1%
   Ser 2005-C20, Cl AMFX                                                   CIT Group Home Equity Loan
   5.179%, 07/15/42(D)(M)                        80              84           Trust, Ser 2002-1, Cl AF5
                                                        _____________         6.710%, 02/25/33(H)(M)                         4               2
Total Mortgage Related                                                     Equivantage Home Equity Loan
   (Cost $11,304)                                            11,479           Trust, Ser 1996-3, Cl A3
_____________________________________________________________________         7.700%, 09/25/27(M)                            3               3
                                                                           HSBC Home Equity Loan Trust,
Asset-Backed Securities - 6.0%                                                Ser 2006-2, Cl A1
Automobiles - 4.1%                                                            0.404%, 03/20/36(D)(M)                        55              52
Ally Auto Receivables Trust,                                               Residential Asset Securities,
   Ser 2010-4, Cl A3                                                          Ser 2001-KS3, Cl AI6
   0.910%, 11/17/14                             305             304           5.960%, 09/25/31(D) (M)                       17              16
Ally Master Owner Trust,                                                   Soundview Home Equity Loan Trust,
   Ser 2011-1, Cl A2                                                          Ser 2006-OPT3, Cl 2A2
   2.150%, 01/15/16                             640             640           0.360%, 06/25/36(D) (M)                        1               1
AmeriCredit Automobile                                                                                                             _____________
   Receivables Trust,
   Ser 2011-1, Cl A2                                                       Total Home Equity                                                74
   0.840%, 06/09/14                             415             415        _____________________________________________________________________
Bank of America Auto Trust,
   Ser 2010-2, Cl A3                                                       Other - 0.4%
   1.310%, 07/15/14                             435             438        TXU Electric Delivery Transition Bond,
Ford Credit Floorplan Master                                                  Ser 2004-1, Cl A2
   Owner Trust, Ser 2011-1, Cl A1                                             4.810%, 11/17/14(M)                          253             263
   2.120%, 02/15/16                             420             421        Oil and Gas Royalty Trust 144A,
Mercedes-Benz Auto                                                            Ser 2005-1A, Cl A
   Receivables Trust,                                                         5.090%, 07/28/12 (K)                          42              42
   Ser 2010-1, Cl A3                                                                                                               _____________
   1.420%, 08/15/14                             250             252
_____________________________________________________________________      Total Other                                                     305
                                                                                                                                   _____________
                                                                           Total Asset-Backed Securities
                                                                              (Cost $4,685)                                              4,705
                                                                           _____________________________________________________________________

                                                                           Municipal Bonds - 3.9%
                                                                           Commonwealth of Massachusetts
                                                                              4.200%, 12/01/21                             390             387
                                                                           Commonwealth of Pennsylvania
                                                                              5.850%, 07/15/30                             250             251
                                                                           _____________________________________________________________________

                                                                 81

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2011

_____________________________________________________________________
                                                                             Change in Unrealized Appreciation or (Depreciation) on Derivatives
                                        Face Amount                                                Recognized in Income
Description                            (000)/Shares     Value (000)        _____________________________________________________________________
_____________________________________________________________________
                                                                           Derivatives not designated as            Purchased   Written
Municipal Bonds - continued                                                hedging instruments,                       Option    Option
Dallas Area Rapid Transit                                                  carried at fair value                    Contracts  Contracts  Total
   4.922%, 12/01/41                     $       590     $      539         _______________________________________  _________  _________  _____
Dallas Independent School District
   6.450%, 02/15/35                             250            261         Foreign exchange contracts                   $7       $(4)      $3
East Bay Municipal Utility District                                                                                    ___       ___       ___
   5.874%, 06/01/40                             450            446
Louisiana Local Government                                                 Total                                        $7       $(4)      $3
   Environmental Facilities &                                              _____________________________________________________________________
   Community Development Authority
   1.520%, 02/01/18(M)                          440            438         For the year ended March 31, 2011 the value of derivative instruments
New York City Municipal Water                                              at period end and the effect of derivatives on the Statement of
   Finance Authority                                                       Operations are indicative of the Fund's volumes throughout the period.
   6.011%, 06/15/42                             230            235
State of Illinois                                                          The Fund utilizes various inputs in determining the value of its
   5.877%, 03/01/19                             105            105         investments as of the reporting period end. These inputs are
State of Washington                                                        summarized in three broad levels as follows:
   5.140%, 08/01/40                             260            246
Virginia Commonwealth                                                      Level 1 - quoted prices in active markets for identical securities
   Transportation Board
   5.350%, 05/15/35                             200            194         Level 2 - other significant observable inputs (including quoted prices
                                                        _____________                for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Total Municipal Bonds (Cost $3,176)                          3,102
_____________________________________________________________________      Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)
Affiliated Mutual Fund - 24.8%
Old Mutual Cash Reserves Fund,                                             The inputs or methodology used for valuing securities are not
   Institutional Class, 0.05% (A)        19,572,469         19,572         necessarily an indication of the risk associated with investing in
                                                        _____________      those securities. A summary of the inputs used as of March 31, 2011 in valuing the Fund's net assets were as follows (000):
Total Affiliated Mutual Fund (Cost $19,572)                 19,572
_____________________________________________________________________               Description          Level 1   Level 2   Level 3    Total
                                                                           _____________________________________________________________________
Total Investments - 122.3% (Cost $95,447)                   96,330
_____________________________________________________________________      Investments
                                                                              Corporate Bonds            $     -   $16,823   $     -   $16,823
Other Assets and Liabilities, Net - (22.3)%                (17,586)           U.S. Government                  -    26,771         -    26,771
_____________________________________________________________________            Agency Obligations
                                                                              U.S. Treasury                    -    13,878         -    13,878
Total Net Assets - 100.0%                                 $ 78,744               Obligations
_____________________________________________________________________         Mortgage Related                 -    11,479         -    11,479
                                                                              Asset-Backed Securities          -     4,663        42     4,705
For descriptions of abbreviations and footnotes, please refer to              Municipal Bonds                  -     3,102         -     3,102
page 90.                                                                      Affiliated Mutual Fund      19,572         -         -    19,572
                                                                           _____________________________________________________________________
Other Information:
                                                                           Total Investments             $19,572   $76,716   $    42   $96,330
The Old Mutual Dwight Intermediate Fixed Income Fund invested in           _____________________________________________________________________
futures contracts and option contracts during the year ended
March 31, 2011. The primary types of risk associated with these            Following is a reconciliation of Level 3 assets for which significant
derivative instruments are foreign exchange risk and interest rate         unobservable inputs were used in determining fair value (000).
risk. Refer to Note 2 in the Notes to Financial Statements for further
discussion about the risks and objectives for utilizing derivative                                                                   Investments
instruments. The effects of these derivative instruments on the            ______________________________________________________________________
Fund's financial performance as reflected in the Statement of
Operations are presented in the tables below.                              Balance as of March 31, 2010                                  $ 1,767
                                                                              Realized gain (loss)                                             -
The effects of derivative instruments on the Statement of Operations          Change in unrealized appreciation (depreciation)                (1)
for the year ended March 31, 2011 are as follows (000):                       Accrued discounts/premiums                                       -
                                                                              Net purchases (sales)                                       (1,024)
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income         Transfers in and/or out of Level 3                            (700)
_____________________________________________________________________      ______________________________________________________________________

Derivatives not designated as  Purchased   Written                         Balance as of March 31, 2011                                  $    42
hedging instruments,            Options    Options    Futures              ______________________________________________________________________
carried at fair value          Contracts  Contracts  Contracts  Total
_____________________________  _________  _________  _________  _____      The information used in the above reconciliation represents fiscal year to date activity for any investment in securities identified as
Foreign exchange contracts       $(11)        $4        $ -      $(7)      using Level 3 inputs at either the beginning or the end of the current
Interest rate contracts            (5)         2         36        33      reporting period. Transfers in and/or out of Level 3 represents either
                                 _____        __        ___      ___       the beginning value (for transfers in), or the ending value
                                                                           (for transfers out) of any security where a change in the input level
Total                            $(16)        $6        $36      $26       occurred from the beginning to the end of the reporting period.
_____________________________________________________________________
                                                                           Refer to the "Security Valuation" section of Note 2 for further
The accompanying notes are an integral part of the financial statements.   information.

                                                                 82

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Q. How did the Fund perform relative to its benchmark?

A. For the fiscal year ended March 31, 2011, the Old Mutual Dwight Short Term Fixed Income Fund (the "Fund") outperformed its benchmark, the BofA Merrill Lynch 1-3 Year U.S. Treasury Index (the "Index"). The Fund's Class Z shares posted a 1.88% return versus a 1.67% return for the Index. Performance for all share classes can be found on page 85.

Q. What investment environment did the Fund face during the past period?

A. The market environment for short-term interest rates during the twelve-month period ending March 31, 2011, was heavily influenced, as is usually the case, by the monetary policy of the U.S. Federal Reserve Board (the "Fed"). In this instance, however, it was tempered by a slowly improving economy. The improvement in the economy, while welcomed, proceeded at a pace well below those of most prior cyclical recoveries. Even more distressing to policymakers, however, was the persistent lack of growth in employment until very late in the period. As a result, following what appeared to be a significant slowdown in overall activity during the summer, the Fed announced on November 3, 2010, a second round of quantitative easing through the outright purchase of up to $600 billion of Treasury securities. Investors, meanwhile, buoyed by the progress of the economy, rediscovered their appetites for owning risk assets. As a result, all of the non-Treasury sectors of the short-term fixed-income security market generated excess returns versus comparable Treasuries.

Q. Which market factors influenced the Fund's relative performance?

A. The slow but sustainable growth of the U.S. economy over the course of the period carried important implications for the Fund.
   As such, the Fund's exposure to, and security selection within, sectors of the fixed-income market that benefit from an improving economy proved remunerative to the Fund's shareholders.

Q. How did portfolio composition affect Fund performance?

A. In particular, the Fund's investments in short-dated non-agency collateralized mortgage obligations, commercial mortgage-backed securities and investment-grade corporate bonds (particularly those of industrial issuers) proved particularly rewarding as the perceived risks associated with owning those securities receded as the year progressed. Likewise, the Fund's investments in residential mortgage pools and asset-backed securities contributed meaningfully to the Fund's performance.

Performance Highlights

o  For the fiscal year ended March 31, 2011, the Old Mutual Dwight Short Term Fixed Income Fund outperformed its benchmark, the
   BofA Merrill Lynch 1-3 Year U.S. Treasury Index. The Fund's Class Z shares posted a 1.88% return versus a 1.67% return for the
   Index.

o  The Fund's exposure to, and security selection within, sectors of the fixed-income market that benefit from an improving economy proved remunerative to the Fund's shareholders.

o  The Fund's investments in short-dated non-agency collateralized mortgage obligations, commercial mortgage-backed securities and investment-grade corporate bonds, (particularly those of industrial issuers) proved particularly rewarding.

                                                                                                 Dwight Short Term Fixed Income Fund

                                                                 83

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Top Ten Holdings
as of March 31, 2011

FNMA
5.000%, 07/01/40                                                            2.6%
___________________________________________________________________________________

U.S. Treasury Bill
0.040%, 04/21/11                                                            2.5%
___________________________________________________________________________________

PHH Mortgage
Capital, CMO,
Ser 2008-CIM2, Cl 5A1
6.000%, 07/25/38                                                            2.3%
___________________________________________________________________________________

U.S. Treasury
Inflation-Indexed Bonds
2.375%, 04/15/11                                                            2.3%
___________________________________________________________________________________

CDP Financial 144A
3.000%, 11/25/14                                                            2.2%
___________________________________________________________________________________

Ford Credit Auto Owner Trust,
Ser 2009-E, Cl A3
1.510%, 01/15/14                                                            2.1%
___________________________________________________________________________________

US Central Federal
Credit Union
1.900%, 10/19/12                                                            2.1%
___________________________________________________________________________________

Yale University, MTN,
2.900%, 10/15/14                                                            2.0%
___________________________________________________________________________________

Citigroup Funding
1.875%, 11/15/12                                                            1.9%
___________________________________________________________________________________

AmeriCredit Automobile
Receivables Trust,
Ser 2009-1, Cl A3
3.040%, 10/15/13                                                            1.8%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           21.8%
___________________________________________________________________________________

Q. What is the investment outlook for the fixed-income market?

A. Based on the firm's reasonably sanguine view of the economy, Dwight Asset Management Company LLC ("Dwight") believes a defensive posture for the Fund's exposure is warranted, as there is potential for interest rates to move higher given the current level of rates (short-term rates in particular). Also, Dwight continues to view the majority of non-Treasury sectors as poised to continue to provide modest positive excess returns. Nonetheless, the challenges to success will be impressive as there is a growing sense that the low-hanging fruit has been picked. As such, security selection in these markets will be increasingly important in generating added value.

Dwight Short Term Fixed Income Fund

                                                                 84

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2011
____________________________________________________________________________________________________________________________________

                                                                               Annualized       Annualized       Annualized
                                                    Inception       1 Year       5 Year           10 Year         Inception
                                                      Date          Return       Return           Return           to Date
____________________________________________________________________________________________________________________________________

Class Z                                              08/31/99        1.88%        3.81%            3.60%            4.03%
Class A with load                                    07/31/03       (1.42)%       2.58%             n/a             2.37%
Class A without load                                 07/31/03        1.62%        3.59%             n/a             3.02%
Class C with load                                    07/31/03        0.12%        3.04%             n/a             2.49%
Class C without load                                 07/31/03        1.12%        3.04%             n/a             2.49%
Institutional Class                                  12/20/06 (1)    2.04%         n/a              n/a             3.77%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index      08/31/99        1.67%        4.10%            3.64%            4.18%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

On October 1, 2004, the Fund's Shareholders approved a change in the Fund's investment goal and the Fund's investment strategy was changed accordingly. The performance information prior to October 1, 2004 shown is the performance of the Fund's previous strategy, which was to seek to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable NAV per share. The Fund's performance prior to October 1, 2004 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 3.00% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense
(reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 29, 2009 prospectus as supplemented through December 21, 2010) are 0.64% and 0.72%; 0.98% and 0.97%; 1.52% and
1.47%; and 0.75% and 0.57%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Dwight Short Term Fixed Income Fund, Class Z	BofA Merrill Lynch 1-3 Year U.S. Treasury Index
3/31/01	10,000	10,000
3/31/02	10,553	10,540
3/31/03	11,015	11,211
3/31/04	11,387	11,470
3/31/05	11,504	11,431
3/31/06	11,819	11,696
3/31/07	12,426	12,283
3/31/08	13,037	13,387
3/31/09	13,226	13,870
3/31/10	13,984	14,065
3/31/11	14,248	14,300

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2001 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of March 31, 2011 - % of Total Fund Investments

____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Asset-Backed Securities	12.5%
Cash Equivalents	0.7%
Commercial Paper	0.5%
Corporate Bonds	33.4%
Mortgage Related	24.0%
Municipal Bonds	0.6%
U.S. Government Obligations	19.1%
U.S. Treasury Obligations	9.2%

                                                                 85

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2011

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bonds - 33.5%                                                    Corporate Bonds - continued
Alabama Power, Ser 07-D                                                    Toronto-Dominion Bank 144A,
   4.850%, 12/15/12                        $   1,800   $      1,914           2.200%, 07/29/15                        $   1,300   $      1,285
Andrew W Mellon Foundation                                                 US Central Federal Credit Union
   3.950%, 08/01/14                            2,500          2,651           1.900%, 10/19/12                            3,300          3,362
Bank of America                                                            Yale University, MTN
   5.375%, 09/11/12                            1,350          1,421           2.900%, 10/15/14                            3,212          3,318
Bank of Montreal 144A,                                                                                                            ______________
   2.850%, 06/09/15                            2,000          2,017
BNP Paribas Home Loan 144A,                                                Total Corporate Bonds (Cost $53,472)                         54,543
   2.200%, 11/02/15                            1,134          1,090        _____________________________________________________________________
Canadian Imperial Bank
   of Commerce 144A,                                                       Mortgage Related - 21.5%
   2.000%, 02/04/13                            1,740          1,771        Banc of America Commercial
Carolina Power & Light                                                        Mortgage, CMBS,
   6.500%, 07/15/12                            1,225          1,308           Ser 2001-PB1, Cl A2
Caterpillar Financial Services                                                5.787%, 05/11/35                              651            654
   1.650%, 04/01/14                              250            249        Banc of America Commercial
CDP Financial 144A,                                                           Mortgage, CMBS,
   3.000%, 11/25/14                            3,500          3,568           Ser 2002-2, Cl A3
Citigroup                                                                     5.118%, 07/11/43                              580            592
   2.875%, 12/09/11                            1,100          1,120        Banc of America Commercial
Citigroup Funding                                                             Mortgage, CMBS,
   1.875%, 11/15/12                            3,000          3,057           Ser 2004-4, Cl A6
Daimler Finance                                                               4.877%, 07/10/42(D)                           777            821
   6.500%, 11/15/13                            1,500          1,675        Bear Stearns Commercial
DNB Nor Boligkreditt 144A,                                                    Mortgage Securities, CMBS,
   2.100%, 10/14/15                            1,000            968           Ser 2002-PBW1, Cl A2
Erac USA Finance 144A,                                                        4.720%, 11/11/35(D)                           328            338
   2.250%, 01/10/14                            1,200          1,197        Bear Stearns Commercial
European Investment Bank                                                      Mortgage Securities, CMBS,
   3.000%, 04/08/14                            2,200          2,293           Ser 2002-PBW1, Cl A1
Goldman Sachs Group                                                           3.970%, 11/11/35(D)                           131            132
   3.250%, 06/15/12                            2,000          2,066        Commercial Mortgage Pass
Hewlett-Packard                                                               Through Certificates, CMBS,
   2.950%, 08/15/12                            1,800          1,850           Ser 2005-LP5, Cl A2
HSBC USA                                                                      4.630%, 05/10/43                              161            163
   3.125%, 12/16/11                            2,438          2,487        Credit Suisse First Boston
Kreditanstalt fuer Wiederaufbau                                               Mortgage Securities, CMBS,
   3.500%, 03/10/14                            2,450          2,592           Ser 1997-C2, Cl D
Microsoft                                                                     7.270%, 01/17/35                              101            102
   2.500%, 02/08/16                              860            859        DB-UBS Mortgage Trust,
   0.875%, 09/27/13                            1,000            993           CMBS 144A,
Pfizer                                                                        Ser 2011-LC1A, Cl A1
   4.450%, 03/15/12                            1,800          1,867           3.742%, 11/10/46                              500            506
PNC Funding                                                                Fannie Mae REMICS, CMO,
   2.300%, 06/22/12                            1,500          1,532           Ser 2003-92, Cl JW
Principal Life Income Funding Trusts, MTN                                     5.000%, 07/25/28(M)                         1,377          1,406
   5.150%, 06/17/11                            2,500          2,524        Fannie Mae REMICS, CMO,
Regions Bank, MTN                                                             Ser 2005-5, Cl AB
   3.250%, 12/09/11                            2,124          2,167           5.000%, 04/25/32                               99            105
Sanofi-Aventis                                                             Fannie Mae REMICS, CMO,
   1.625%, 03/28/14                              350            349           Ser 2007-79, Cl MA
Sempra Energy                                                                 5.500%, 12/25/28                              857            871
   2.000%, 03/15/14                            1,000            993        Fannie Mae REMICS, CMO,
_____________________________________________________________________         Ser 2006-63, Cl QB
                                                                              5.500%, 09/25/27                               52             52
                                                                           FDIC Structured Sale Guaranteed
                                                                              Notes 144A, CMO
                                                                              Ser 2010-S1, Cl 2A
                                                                              3.250%, 04/25/38                            1,722          1,741
                                                                           _____________________________________________________________________

                                                                 86

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Mortgage Related - continued                                               Mortgage Related - continued
Freddie Mac REMICS, CMO,                                                   JPMorgan Chase Commercial
   Ser 2007-3316, Cl EA                                                       Mortgage Securities, CMBS,
   5.500%, 10/15/29                        $     123   $        123           Ser 2003-CB6, Cl A1
Freddie Mac REMICS, CMO,                                                      4.393%, 07/12/37                        $   1,348   $      1,374
   Ser 2004-2868, Cl BE                                                    JPMorgan Chase Commercial
   4.250%, 08/15/24(M)                           530            541           Mortgage Securities, CMBS,
Freddie Mac REMICS, CMO,                                                      Ser 2005-LDP1, Cl A2
   Ser 2003-2623, Cl AJ                                                       4.625%, 03/15/46                              594            601
   4.500%, 07/15/16(M)                           632            638        JPMorgan Chase Commercial
Freddie Mac REMICS, CMO,                                                      Mortgage Securities, CMBS,
   Ser 2005-2989, Cl TE                                                       Ser 2005-LDP2, Cl A3A
   5.000%, 12/15/22                              481            488           4.678%, 07/15/42                              463            478
Freddie Mac REMICS, CMO,                                                   LB-UBS Commercial
   Ser 2005-2916, Cl YE                                                       Mortgage Trust, CMBS,
   5.000%, 11/15/26(M)                           432            436           Ser 2002-C1, Cl A4
Freddie Mac REMICS, CMO,                                                      6.462%, 03/15/31                              831            857
   Ser 2006-R007, Cl AC                                                    LB-UBS Commercial
   5.875%, 05/15/16                              275            276           Mortgage Trust, CMBS,
Freddie Mac REMICS, CMO,                                                      Ser 2002-C7, Cl A4
   Ser 2008-3405, Cl PA                                                       4.960%, 12/15/31                              792            831
   5.000%, 10/15/31                              737            755        LB-UBS Commercial
Freddie Mac REMICS, CMO,                                                      Mortgage Trust, CMBS,
   Ser 2004-2890, Cl QA                                                       Ser 2002-C4, Cl A5
   5.000%, 01/15/18(M)                           228            231           4.853%, 09/15/31                            1,541          1,602
Freddie Mac REMICS, CMO,                                                   MLCC Mortgage Investors, CMO,
   Ser 2003-2592, Cl PE                                                       Ser 2004-1, Cl 1A
   5.000%, 01/15/17(M)                           506            517           2.276%, 12/25/34(D)(M)                        885            800
First Union National Bank, CMBS,                                           Morgan Stanley Capital I, CMBS 144A,
   Ser 2002-C1, Cl A2                                                         Ser 2011-C1, Cl A2
   6.141%, 02/12/34                              864            888           3.884%, 09/15/47                              515            524
GE Capital Commercial                                                      Nomura Asset Securities, CMBS,
   Mortgage, CMBS,                                                            Ser 1998-D6, Cl A2
   Ser 2001-2, Cl A4                                                          6.553%, 03/15/30(D)                         1,013          1,101
   6.290%, 08/11/33                            1,323          1,328        PHH Mortgage Capital LLC, CMO,
GMAC Commercial                                                               Ser 2008-CIM2, Cl 5A1
   Mortgage Securities, CMBS,                                                 6.000%, 07/25/38                            3,657          3,785
   Ser 2004-C3, Cl A4                                                      Protective Finance, CMBS 144A,
   4.547%, 12/10/41                              807            817           Ser 2007-PLA, Cl A1
Greenwich Capital Commercial                                                  5.325%, 03/14/38                              353            358
   Funding, CMBS,                                                          Prudential Commercial
   Ser 2005-GG3, Cl A2                                                        Mortgage Trust, CMBS,
   4.305%, 08/10/42                            1,170          1,171           Ser 2003-PWR1, Cl A1
GS Mortgage Securities II, CMBS,                                              3.669%, 02/11/36                              420            421
   Ser 2007-GG10, Cl A2                                                    Prudential Commercial
   5.778%, 08/10/45(D)                           479            491           Mortgage Trust, CMBS,
GS Mortgage Securities, CMBS,                                                 Ser 2003-PWR1, Cl A2
   Ser 2003-C1, Cl A3                                                         4.493%, 02/11/36                              705            734
   4.608%, 01/10/40                              452            471        Sequoia Mortgage Trust, CMO,
GS Mortgage Securities, CMBS,                                                 Ser 2004-12, Cl A1
   Ser 2005-GG4, Cl ADP                                                       0.524%, 01/20/35(D)(M)                        879            732
   3.452%, 07/10/39                              127            127        Structured Asset Securities, CMO,
GSR Mortgage Loan Trust, CMO,                                                 Ser 2002-21A, Cl 4A1
   Ser 2005-AR3, Cl 3A2                                                       2.711%, 11/25/32(D)                         1,632          1,478
   2.795%, 05/25/35(D)(K)                      1,120            460        TIAA Seasoned Commercial
_____________________________________________________________________         Mortgage Trust, CMBS,
                                                                              Ser 2007-C4, Cl A1
                                                                              5.580%, 08/15/39(D)                           374            378
                                                                           _____________________________________________________________________

                                                                 87

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2011

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Mortgage Related - continued                                               Asset-Backed Securities - 15.1%
Wells Fargo Mortgage Backed                                                Automobiles - 11.7%
   Securities Trust, CMO,                                                  Ally Auto Receivables Trust,
   Ser 2002-18, Cl 2A4                                                        Ser 2010-1, Cl A3
   6.000%, 12/25/32(M)                     $      67   $         68           1.450%, 05/15/14                        $     433   $        436
Wells Fargo Mortgage Backed                                                Ally Auto Receivables Trust,
   Securities Trust, CMO,                                                     Ser 2010-3, Cl A3
   Ser 2005-AR3, Cl 2A1                                                       1.110%, 10/15/14                            1,225          1,222
   2.878%, 03/25/35(D)(M)                      1,608          1,567        Ally Auto Receivables Trust,
                                                       ______________         Ser 2010-2, Cl A3
                                                                              1.380%, 07/15/14                            1,000          1,005
Total Mortgage Related                                                     Ally Master Owner Trust,
   (Cost $35,957)                                            34,930           Ser 2011-1, Cl A2
_____________________________________________________________________         2.150%, 01/15/16                            1,685          1,685
                                                                           AmeriCredit Automobile
U.S. Government Agency Obligations - 14.3%                                    Receivables Trust,
FHLB                                                                          Ser 2009-1, Cl A3
   1.750%, 08/22/12                            2,500          2,540           3.040%, 10/15/13                            2,820          2,859
FNMA                                                                       BMW Vehicle Owner Trust,
   5.500%, 01/01/19                            2,546          2,765           Ser 2010-A, Cl A3
   5.500%, 04/01/38                               39             42           1.390%, 04/25/14                            1,000          1,008
   5.500%, 03/01/40                               85             91        Ford Credit Auto Owner Trust,
   5.500%, 04/01/40                               28             31           Ser 2009-E, Cl A3
   5.000%, 07/01/40                            3,954          4,176           1.510%, 01/15/14                            3,425          3,448
   1.300%, 12/30/13                            1,730          1,723        Ford Credit Auto Owner Trust,
   1.125%, 10/08/13                            2,000          1,981           Ser 2010-A, Cl A3
FHLMC                                                                         1.320%, 06/15/14                            1,500          1,509
   2.125%, 03/23/12(M)                         2,000          2,034        Ford Credit Floorplan
   1.750%, 06/15/12                            1,800          1,828           Master Owner Trust,
   1.150%, 09/03/13                            1,800          1,792           Ser 2011-1, Cl A1
FHLMC Gold                                                                    2.120%, 02/15/16                              945            947
   5.500%, 08/01/39                               86             93        Honda Auto Receivables Owner Trust,
   5.500%, 06/01/40                               58             62           Ser 2010-3, Cl A3
   4.500%, 06/01/25                            1,930          2,035           0.700%, 4/21/14                             1,350          1,347
   4.500%, 08/01/25                              970          1,021        Mercedes-Benz Auto Receivables Trust,
   4.000%, 05/15/26 TBA                          900            922           Ser 2010-1, Cl A3
                                                       ______________         1.420%, 08/15/14                              500            504
                                                                           Toyota Auto Receivables Owner Trust,
Total U.S. Government Agency                                                  Ser 2010-C, Cl A3
   Obligations (Cost $23,110)                                23,136           0.770%, 04/15/14                            1,395          1,393
_____________________________________________________________________      Toyota Auto Receivables Owner Trust,
                                                                              Ser 2010-B, Cl A3
U.S. Treasury Obligations - 14.1%                                             1.040%, 02/18/14                              665            668
U.S. Treasury Inflation-Indexed Notes (J)                                  Toyota Auto Receivables Owner Trust,
   2.375%, 04/15/11                            3,300          3,672           Ser 2010-A, Cl A3
   1.125%, 01/15/21                            1,500          1,532           1.270%, 12/16/13                            1,000          1,006
U.S. Treasury Bills                                                                                                               ______________
   0.040%, 04/14/11                             2000          2,000
   0.040%, 04/21/11                            4,000          4,000        Total Automobiles                                            19,037
   0.050%, 04/28/11                            2,000          2,000        _____________________________________________________________________
U.S. Treasury Notes
   2.125%, 02/29/16                            2,360          2,353
   2.000%, 01/31/16                            1,500          1,489
   1.375%, 02/15/13                              570            577
   0.875%, 01/31/12                            2,137          2,147
   0.625%, 01/31/13                            1,900          1,896
   0.375%, 09/30/12                            1,303          1,300
                                                       ______________

Total U.S. Treasury Obligations
   (Cost $22,916)                                            22,966
_____________________________________________________________________

                                                                 88

_____________________________________________________________________
                                                                           Other Information:
                                       Face Amount
Description                           (000)/Shares     Value (000)         The Fund utilizes various inputs in determining the value of its
_____________________________________________________________________      investments as of the reporting period end. These inputs are summarized in three broad levels as follows:
Credit Card - 0.9%
Cabela's Master Credit                                                     Level 1 - quoted prices in active markets for identical securities
   Card Trust 144A,                                                        Level 2 - other significant observable inputs (including quoted
   Ser 2009-1A, Cl A                                                                 prices for similar securities, interest rates, prepayment
   2.219%, 03/16/15(D)                    $    1,500   $      1,521                  speeds, credit risk, etc.)
                                                       ______________      Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)
Total Credit Card                                             1,521
_____________________________________________________________________      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in
Other - 2.5%                                                               those securities. A summary of the inputs used as of March 31, 2011
Entergy Gulf States                                                        in valuing the Fund's net assets were as follows (000):
   Reconstruction Funding,
   Ser 2007-A, Cl A1                                                             Description             Level 1    Level 2    Level 3    Total
   5.510%, 10/01/13                            1,755          1,817        _____________________________________________________________________
Entergy Texas Restoration Funding,
   Ser 2009-A, Cl A1                                                       Investments
   2.120%, 02/01/16                            1,629          1,659           Corporate Bonds             $    -   $ 54,543     $  -    $ 54,543
Fannie Mae,                                                                   Mortgage Related                 -     34,930        -      34,930
   Ser 2001-W4, Cl AF5                                                        U.S. Government                  -     23,136        -      23,136
   6.114%, 02/25/32(H)(M)                        142            155              Agency Obligations
Oil and Gas Royalty Trust 144A,                                               U.S. Treasury Obligations        -     22,966        -      22,966
   Ser 2005-1A, Cl A                                                          Asset-Backed Securities          -     24,189      405      24,594
   5.090%, 07/28/12(K)                           400            405           Municipal Bonds                  -        948        -         948
                                                       ______________         Commercial Paper                 -        800        -         800
                                                                              Affiliated Mutual Fund       1,176          -        -       1,176
Total Other                                                   4,036        _____________________________________________________________________
                                                       ______________
                                                                           Total Investments              $1,176   $161,512     $405    $163,093
Total Asset-Backed Securities                                              _____________________________________________________________________
   (Cost $24,478)                                            24,594
_____________________________________________________________________
                                                                           Following is a reconciliation of Level 3 assets for which significant
Municipal Bonds - 0.6%                                                     unobservable inputs were used in determining fair value (000).
Louisiana Local Government
   Environmental Facilities &                                                                                                      Investments
   Community Development Authority                                         _____________________________________________________________________
   1.110%, 02/01/16                              950            948
                                                       ______________      Balance as of March 31, 2010                              $  4,158
                                                                              Realized gain (loss)                                          3
Total Municipal Bonds (Cost $950)                               948           Change in unrealized appreciation (depreciation)            (26)
_____________________________________________________________________         Accrued discounts/premiums                                    -
                                                                              Net purchases (sales)                                      (486)
Commercial Paper - 0.5%                                                       Transfers in and/or out of Level 3                       (3,244)
Fortis Funding 0.230%, 04/13/11(F)               800            800        _____________________________________________________________________
                                                       ______________
                                                                           Balance as of March 31, 2011                              $    405
Total Commercial Paper (Cost $800)                              800        _____________________________________________________________________
_____________________________________________________________________
                                                                           The information used in the above reconciliation represents fiscal
Affiliated Mutual Fund - 0.7%                                              year to date activity for any investment in securities identified as
Old Mutual Cash Reserves Fund,                                             using Level 3 inputs at either the beginning or the end of the current
   Institutional Class, 0.05% (A)          1,175,557          1,176        reporting period. Transfers in and/or out of Level 3 represents either
                                                       ______________      the beginning value (for transfers in), or the ending value
                                                                           (for transfers out) of any security where a change in the input level
Total Affiliated Mutual Fund (Cost $1,176)                    1,176        occurred from the beginning to the end of the reporting period.
_____________________________________________________________________
                                                                           Refer to the "Security Valuation" section of Note 2 for further
Total Investments - 100.3% (Cost $162,859)                  163,093        information.
_____________________________________________________________________

Other Assets and Liabilities, Net - (0.3)%                     (485)
_____________________________________________________________________

Total Net Assets - 100.0%                                  $162,608
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 90.

The accompanying notes are an integral part of the financial statements.

                                                                 89

NOTES TO SCHEDULE OF INVESTMENTS
____________________________________________________________________________________________________________________________________

* Non-income producing security.

144A - Security exempt from registration under Rule 144A of the securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. On March 31, 2011, the value of these securities amounted to $1,639 (000), representing 3.4% of the net assets of the Old Mutual Barrow Hanley Core Bond Fund,
       $66,319 (000), representing 42.7% of the net assets of the Old Mutual Cash Reserves Fund, $5,891 (000), representing 52.8% of the net assets of the Old Mutual Dwight High Yield Fund, $4,367 (000), representing 5.5% of the net assets of the Old Mutual
       Dwight Intermediate Fixed Income Fund and $16,951 (000), representing 10.4% of the net assets of the Old Mutual Dwight Short
       Term Fixed Income Fund.

(A) - Investment is a fund within the Old Mutual family of funds and may be deemed to be under common control as it may share the same Board of Trustees. Old Mutual Capital, Inc. serves as the investment adviser to the affiliated mutual fund. The rate reported represents the 7-day effective yield as of March 31, 2011.

(B) - All or a portion of this security is held as cover for securities sold short.

(C) - All or a portion of this security is held as required margin for open futures contracts. The rate reported represents the effective yield at the time of purchase.

(D) - Floating Rate Security - The rate reported represents the security's rate as of March 31, 2011.

(E) - Variable Rate Security - The rate reported represents the security's rate as of March 31, 2011.

(F) - Discount Note - The rate reported represents the effective yield at the time of purchase.

(G) - Tri-party repurchase agreement.

(H) - The rate shown reflects the coupon rate after the step date.

(I) - Interest Only.

(J) - Inflation-Indexed Bond/Note.

(K) - Security deemed to be illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. On
      March 31, 2011, the value of these securities amounted to $42 (000), representing 0.1% of the net assets of the Old Mutual
      Dwight Intermediate Fixed Income Fund and $865 (000), representing 0.5% of the net assets of the Old Mutual Dwight Short Term
      Fixed Income Fund.

(L) - Security is in default. Issuer has failed to make a timely payment of either principal or interest or has failed to comply with some provision of the bond indenture.

(M) - All or a portion of this security is held as cover for TBAs.

ADR - American Depositary Receipt

Cl - Class

CMBS - Commercial Mortgage-Backed Security

CMO - Collateralized Mortgage Obligation

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

HMO - Health Maintenance Organization

ISP - Internet Service Provider

LP - Limited Partnership

MTN - Medium Term Note

R&D - Research and Development

REITs - Real Estate Investment Trusts

REMICS - Real Estate Mortgage Investment Conduit

S&L - Savings and Loan

Ser - Series

TBA - Security traded under delayed delivery commitments settling after March 31, 2011. Income on this security will not be earned until the settlement date.

Amounts designated as "-" are either $0 or have been rounded to $0.
Cost figures are shown with "000's" omitted.

                                                                 90

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares)
AS OF MARCH 31, 2011

____________________________________________________________________________________________________________________________________
                                                                                                                        Old Mutual
                                                                                                                      Analytic U.S.
                                                                                                                     Long/Short Fund
____________________________________________________________________________________________________________________________________

Assets:
   Investment Securities, at cost                                                                                      $    44,869
   Investment in Affiliated Mutual Fund, at cost                                                                             5,612
____________________________________________________________________________________________________________________________________

   Investment Securities, at value                                                                                     $    51,121
   Investment in Affiliated Mutual Fund, at value                                                                            5,612
   Cash Deposits Held at Prime Broker                                                                                          326
   Receivable for Capital Shares Sold                                                                                           40
   Receivable for Investment Securities Sold                                                                                     -
   Receivable for Dividends and Interest                                                                                        46
   Receivable from Investment Adviser                                                                                            -
   Other Assets                                                                                                                  6
____________________________________________________________________________________________________________________________________

      Total Assets                                                                                                          57,151
____________________________________________________________________________________________________________________________________

Liabilities:
   Securities Sold Short, at Value (Proceeds received of $7,699, $-, $-, $-,$-)                                              8,791
   Payable to Investment Adviser                                                                                                14
   Payable for Management Fees                                                                                                  33
   Payable for Capital Shares Redeemed                                                                                          11
   Payable for Investment Securities Purchased                                                                                   -
   Payable to Custodian                                                                                                          -
   Payable for Trustees' Fees                                                                                                    5
   Payable for Distribution and Service Fees                                                                                     -
   Variation Margin Payable on Futures Contracts                                                                                15
   Accrued Expenses                                                                                                             31
____________________________________________________________________________________________________________________________________

      Total Liabilities                                                                                                      8,900
____________________________________________________________________________________________________________________________________

Net Assets                                                                                                             $    48,251
____________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital†                                                                                                    $   109,670
   Undistributed (Distributions in Excess of) Net Investment Income/
      (Accumulated Net Investment Loss)                                                                                         23
   Accumulated Net Realized Loss on Investments, Futures Contracts
      and Securities Sold Short                                                                                            (66,666)
   Net Unrealized Appreciation on Investments, Securities Sold Short
      and Futures Contracts                                                                                                  5,224
____________________________________________________________________________________________________________________________________

Net Assets                                                                                                             $    48,251
____________________________________________________________________________________________________________________________________

Net Assets - Class Z                                                                                                   $    35,321
Net Assets - Class A                                                                                                         2,654
Net Assets - Institutional Class                                                                                            10,276
____________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class Z                                                                      2,975,968
Outstanding Shares of Beneficial Interest - Class A                                                                        226,009
Outstanding Shares of Beneficial Interest - Institutional Class                                                            866,775
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z*                                                    $     11.87
____________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A*                                                              $     11.74
____________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share Class A**                                                                             $     12.46
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*                                        $     11.86
____________________________________________________________________________________________________________________________________

 † Par Value of $0.001, unlimited authorization
 * Net assets divided by shares may not calculate to the stated NAV because the amounts are shown rounded.
** Maximum Offering Price Per Share is equal to Net Asset Value/94.25%

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 92

____________________________________________________________________________________________________________________________________

   Old Mutual                                                                                                          Old Mutual
  Barrow Hanley                       Old Mutual                             Old Mutual                                 Large Cap
   Value Fund                        Focused Fund                         Heitman REIT Fund                            Growth Fund
____________________________________________________________________________________________________________________________________

  $    104,523                       $   533,179                             $   46,105                                 $  142,964
             -                            29,032                                    322                                        920
____________________________________________________________________________________________________________________________________

  $    130,759                       $   613,417                             $   65,340                                 $  208,690
             -                            29,032                                    322                                        920
             -                                 -                                      -                                          -
           148                               107                                     15                                          5
           877                            14,237                                  1,344                                          -
           286                               497                                    144                                         78
             4                               125                                      5                                         41
             6                                26                                      2                                          8
____________________________________________________________________________________________________________________________________

       132,080                           657,441                                 67,172                                    209,742
____________________________________________________________________________________________________________________________________

             -                                 -                                      -                                          -
             -                                 -                                      -                                          -
            83                               384                                     50                                        123
           131                               198                                      7                                        275
           136                            19,926                                    971                                          -
           601                                 -                                      -                                          -
             6                                26                                      3                                          8
             -                                 1                                      -                                          -
             -                                 -                                      -                                          -
            33                               404                                     23                                        131
____________________________________________________________________________________________________________________________________

           990                            20,939                                  1,054                                        537
____________________________________________________________________________________________________________________________________

  $    131,090                       $   636,502                             $   66,118                                 $  209,205
____________________________________________________________________________________________________________________________________

  $    127,947                       $ 1,771,682                             $   58,238                                 $  301,593

           580                               407                                 (2,809)                                         -

       (23,673)                       (1,215,825)                                (8,546)                                  (158,114)

        26,236                            80,238                                 19,235                                     65,726
____________________________________________________________________________________________________________________________________

  $    131,090                       $   636,502                             $   66,118                                 $  209,205
____________________________________________________________________________________________________________________________________

  $     86,659                       $   595,397                             $   49,863                                 $  188,671
         2,325                            12,226                                  5,293                                      1,111
        42,106                            28,879                                 10,962                                     19,423
____________________________________________________________________________________________________________________________________

    12,953,617                        26,860,760                              5,760,574                                  9,807,159
       348,688                           557,675                                614,604                                     58,662
     6,302,960                         1,299,117                              1,272,920                                  1,003,898
____________________________________________________________________________________________________________________________________

  $       6.69                       $     22.17                             $     8.66                                 $    19.24
____________________________________________________________________________________________________________________________________

  $       6.67                       $     21.92                             $     8.61                                 $    18.95
____________________________________________________________________________________________________________________________________

  $       7.08                       $     23.26                             $     9.14                                 $    20.11
____________________________________________________________________________________________________________________________________

  $       6.68                       $     22.23                             $     8.61                                 $    19.35
____________________________________________________________________________________________________________________________________

                                                                 93

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares) - continued
AS OF MARCH 31, 2011

____________________________________________________________________________________________________________________________________

                                                                                                                     Old Mutual
                                                                                                                   Strategic Small
                                                                                                                    Company Fund
____________________________________________________________________________________________________________________________________

Assets:
   Investment Securities, at cost                                                                                    $    88,215
   Investment in Affiliated Mutual Fund, at cost                                                                           1,599
____________________________________________________________________________________________________________________________________

   Investment Securities, at value                                                                                   $   118,408
   Investment in Affiliated Mutual Fund, at value                                                                          1,599
   Repurchase Agreement, at value                                                                                              -
   Cash                                                                                                                        -
   Receivable for Capital Shares Sold                                                                                         21
   Receivable for Investment Securities Sold                                                                               1,460
   Receivable for Dividends and Interest                                                                                      35
   Receivable from Investment Adviser                                                                                         18
   Other Assets                                                                                                                5
____________________________________________________________________________________________________________________________________

      Total Assets                                                                                                       121,546
____________________________________________________________________________________________________________________________________

Liabilities:
   Payable to Investment Adviser                                                                                               -
   Payable for Management Fees                                                                                                93
   Payable for Capital Shares Redeemed                                                                                        28
   Payable for Investment Securities Purchased                                                                             1,276
   Payable for Trustees' Fees                                                                                                  4
   Accrued Expenses                                                                                                           86
   Income Distribution Payable                                                                                                 -
____________________________________________________________________________________________________________________________________

      Total Liabilities                                                                                                    1,487
____________________________________________________________________________________________________________________________________

Net Assets                                                                                                           $   120,059
____________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital†                                                                                                  $   133,181
   Undistributed (Distribution in Excess of) Net Investment Income/
      (Accumulated Net Investment Loss)                                                                                        -
   Accumulated Net Realized Gain (Loss) on Investments                                                                   (43,315)
   Net Unrealized Appreciation on Investments                                                                             30,193
____________________________________________________________________________________________________________________________________

Net Assets                                                                                                           $   120,059
____________________________________________________________________________________________________________________________________

Net Assets - Class Z                                                                                                 $   118,679
Net Assets - Class A                                                                                                         207
Net Assets - Institutional Class                                                                                           1,173
____________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class Z                                                                    9,776,833
Outstanding Shares of Beneficial Interest - Class A                                                                       17,464
Outstanding Shares of Beneficial Interest - Institutional Class                                                           96,189
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z*                                                  $     12.14
____________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A*                                                            $     11.88
____________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share Class A**                                                                           $     12.60
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*                                      $     12.20
____________________________________________________________________________________________________________________________________

  † Par Value of $0.001, unlimited authorization
  * Net assets divided by shares may not calculate to the stated NAV because the amounts are shown rounded.
 ** Maximum Offering Price Per Share is equal to Net Asset Value/94.25%

 N/A - Not Applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 94

____________________________________________________________________________________________________________________________________

   Old Mutual                         Old Mutual                               Old Mutual                             Old Mutual
  TS&W Mid-Cap                      TS&W Small Cap                            Barrow Hanley                          Cash Reserves
   Value Fund                         Value Fund                             Core Bond Fund                              Fund
____________________________________________________________________________________________________________________________________

  $    221,290                        $   90,783                               $   44,287                             $    148,426
         2,605                             2,385                                    1,298                                        -
____________________________________________________________________________________________________________________________________

  $    279,492                        $  118,988                               $   46,229                             $    116,226
         2,605                             2,385                                    1,298                                        -
             -                                 -                                        -                                   32,200
             -                                 -                                        -                                       17
            54                                41                                      160                                       12
        58,343                               117                                      239                                        -
           857                               100                                      433                                       20
            29                                 -                                        5                                       33
             9                                 5                                        2                                        3
____________________________________________________________________________________________________________________________________

       341,389                           121,636                                   48,366                                  148,511
____________________________________________________________________________________________________________________________________

             -                                 4                                        -                                        -
           273                               100                                       24                                       24
        49,542                                37                                      273                                        8
         5,096                                 -                                      300                                        -
            11                                 5                                        2                                        3
            67                                34                                       26                                       33
             -                                 -                                      160                                        7
____________________________________________________________________________________________________________________________________

        54,989                               180                                      785                                       75
____________________________________________________________________________________________________________________________________

  $    286,400                        $  121,456                               $   47,581                             $    148,436
____________________________________________________________________________________________________________________________________

  $    254,390                        $   93,663                               $   45,473                             $    148,436
           583                                 -                                     (104)                                       -
       (26,775)                             (412)                                     270                                        -
        58,202                            28,205                                    1,942                                        -
____________________________________________________________________________________________________________________________________

  $    286,400                        $  121,456                               $   47,581                             $    148,436
____________________________________________________________________________________________________________________________________

  $     76,756                        $   98,269                                      N/A                             $     21,626
         4,234                             3,068                                      N/A                                      465
       205,410                            20,119                               $   47,581                                  126,345
____________________________________________________________________________________________________________________________________

     8,083,053                         5,026,427                                      N/A                               21,633,516
       449,507                           160,928                                      N/A                                  464,525
    21,639,212                         1,023,618                                4,566,763                              126,344,970
____________________________________________________________________________________________________________________________________

  $       9.50                        $    19.55                                      N/A                             $       1.00
____________________________________________________________________________________________________________________________________

  $       9.42                        $    19.06                                      N/A                             $       1.00
____________________________________________________________________________________________________________________________________

  $       9.99                        $    20.22                                      N/A                                      N/A
____________________________________________________________________________________________________________________________________

  $       9.49                        $    19.65                               $    10.42                             $       1.00
____________________________________________________________________________________________________________________________________

                                                                 95

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares) - concluded
AS OF MARCH 31, 2011

_____________________________________________________________________________________________________________________________________________________________

                                                                                                   Old Mutual          Old Mutual             Old Mutual
                                                                                                   Dwight High     Dwight Intermediate     Dwight Short Term
                                                                                                   Yield Fund       Fixed Income Fund      Fixed Income Fund
_____________________________________________________________________________________________________________________________________________________________

Assets:
   Investment Securities, at cost                                                                  $   10,000          $   75,875             $    161,683
   Investment in Affiliated Mutual Fund, at cost                                                        1,050              19,572                    1,176
_____________________________________________________________________________________________________________________________________________________________

   Investment Securities, at value                                                                 $    9,899          $   76,758             $    161,917
   Investment in Affiliated Mutual Fund, at value                                                       1,050              19,572                    1,176
   Receivable for Capital Shares Sold                                                                      85                 166                      400
   Receivable for Investment Securities Sold                                                                -              11,801                    4,793
   Receivable for Dividends and Interest                                                                  226                 452                      748
   Receivable from Investment Adviser                                                                       5                  14                        -
   Other Assets                                                                                             -                   3                        7
_____________________________________________________________________________________________________________________________________________________________

      Total Assets                                                                                     11,265             108,766                  169,041
_____________________________________________________________________________________________________________________________________________________________

Liabilities:
   Payable to Investment Adviser                                                                            -                   -                       14
   Payable for Management Fees                                                                              6                  30                       63
   Payable for Capital Shares Redeemed                                                                      3                 175                      221
   Payable for Investment Securities Purchased                                                              -              29,601                    5,799
   Income Distribution Payable                                                                             78                 173                      277
   Payable for Trustees' Fees                                                                               1                   4                        9
   Payable for Distribution and Service Fees                                                                -                   4                        2
   Accrued Expenses                                                                                        15                  35                       48
_____________________________________________________________________________________________________________________________________________________________

      Total Liabilities                                                                                   103              30,022                    6,433
_____________________________________________________________________________________________________________________________________________________________

Net Assets                                                                                         $   11,162          $   78,744             $    162,608
_____________________________________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital†                                                                                $   10,920          $   77,563             $    163,299
   Undistributed (Distributions in Excess of) Net Investment Income/
      (Accumulated Net Investment Loss)                                                                    20                   3                       (9)
   Accumulated Net Realized Gain (Loss) on Investments, Written Options and
      Futures Contracts                                                                                   323                 295                     (916)
   Net Unrealized Appreciation (Depreciation) on Investments                                             (101)                883                      234
_____________________________________________________________________________________________________________________________________________________________

Net Assets                                                                                         $   11,162          $   78,744             $    162,608
_____________________________________________________________________________________________________________________________________________________________

Net Assets - Class Z                                                                                      N/A          $   22,930             $    123,841
Net Assets - Class A                                                                                      N/A              30,532                    8,906
Net Assets - Class C                                                                                      N/A              11,462                    9,763
Net Assets - Institutional Class                                                                   $   11,162              13,820                   20,098
_____________________________________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class Z                                                       N/A           2,322,078               12,336,922
Outstanding Shares of Beneficial Interest - Class A                                                       N/A           3,090,157                  887,351
Outstanding Shares of Beneficial Interest - Class C                                                       N/A           1,160,708                  973,081
Outstanding Shares of Beneficial Interest - Institutional Class                                     1,084,629           1,397,971                2,003,181
_____________________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z*                                       N/A          $     9.87             $      10.04
_____________________________________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A*                                                 N/A          $     9.88             $      10.04
_____________________________________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share Class A                                                                  N/A          $    10.37**           $      10.35***
_____________________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class C††*                                     N/A          $     9.87             $      10.03
_____________________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*                    $    10.29          $     9.89             $      10.03
_____________________________________________________________________________________________________________________________________________________________

  † Par Value of $0.001, unlimited authorization
 †† Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
  * Net assets divided by shares may not calculate to the stated NAV because the amounts are shown rounded.
 ** Maximum Offering Price Per Share is equal to Net Asset Value/95.25%
*** Maximum Offering Price Per Share is equal to Net Asset Value/97.00%

N/A - Not Applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 96

STATEMENTS OF OPERATIONS (000)
FOR THE YEAR ENDED MARCH 31, 2011

____________________________________________________________________________________________________________________________________

                                                                                                                    Old Mutual
                                                                                                                   Analytic U.S.
                                                                                                                    Long/Short
                                                                                                                       Fund
____________________________________________________________________________________________________________________________________

Investment Income:
   Dividends                                                                                                         $  1,775
   Dividends from Affiliated Mutual Fund                                                                                    1
   Interest                                                                                                                 1
   Less: Foreign Taxes Withheld                                                                                             -
____________________________________________________________________________________________________________________________________

      Total Investment Income                                                                                           1,777
____________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                                                                        602
   Distribution and Service fees:
      Class A                                                                                                               8
   Professional Fees                                                                                                       34
   Registration and SEC Fees                                                                                               44
   Custodian Fees                                                                                                          27
   Trustees' Fees                                                                                                          48
   Transfer Agent Fees                                                                                                     85
   Dividend Expense on Securities Sold Short                                                                               14
   Interest Expense on Securities Sold Short                                                                               76
   Other Expenses                                                                                                          27
____________________________________________________________________________________________________________________________________

      Total Expenses                                                                                                      965
____________________________________________________________________________________________________________________________________
Less:
   Net Waiver of Management Fees                                                                                          (34)
   Waiver of Trustee Fees (1)                                                                                             (27)
____________________________________________________________________________________________________________________________________

      Net Expenses                                                                                                        904
____________________________________________________________________________________________________________________________________

   Net Investment Income                                                                                                  873
____________________________________________________________________________________________________________________________________

   Net Realized Gain from Security Transactions (including Securities Sold Short)                                      13,289
   Net Realized Gain on Futures Contracts                                                                                 243
   Net Change in Unrealized Appreciation (Depreciation) on Investments (including securities Sold Short)              (14,648)
   Net Change in Unrealized Appreciation on Futures Contracts                                                              60
____________________________________________________________________________________________________________________________________

   Net Realized and Unrealized Gain (Loss) on Investments                                                              (1,056)
____________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Resulting from Operations                                                       $   (183)
____________________________________________________________________________________________________________________________________

(1) During the year ended March 31, 2011, the Adviser voluntarily reimbursed the Funds for compensation paid to Trustees Emeritus.
    These amounts will not be eligible for recoupment by the Adviser in future periods.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 98

____________________________________________________________________________________________________________________________________

                                                                                                               Old Mutual
              Old Mutual                        Old Mutual                    Old Mutual                       Large Cap
             Barrow Hanley                       Focused                     Heitman REIT                        Growth
              Value Fund                           Fund                          Fund                             Fund
____________________________________________________________________________________________________________________________________

              $  3,378                           $  9,372                      $  1,225                        $  2,351
                     -                                 11                             1                               1
                     -                                  -                             -                               -
                   (20)                                (3)                           (8)                             (3)
____________________________________________________________________________________________________________________________________

                 3,358                              9,380                         1,218                           2,349
____________________________________________________________________________________________________________________________________

                   998                              4,328                           558                           1,418

                     6                                 61                            15                               3
                    52                                236                            28                              80
                    37                                 52                            38                              35
                     7                                 35                             7                              10
                    60                                264                            27                              88
                   139                              2,489                            90                             787
                     -                                  -                             -                               -
                     -                                  -                             -                               -
                    43                                460                            24                             149
____________________________________________________________________________________________________________________________________

                 1,342                              7,925                           787                           2,570
____________________________________________________________________________________________________________________________________

                   (88)                            (2,043)                          (48)                           (570)
                   (28)                              (122)                          (11)                            (39)
____________________________________________________________________________________________________________________________________

                 1,226                              5,760                           728                           1,961
____________________________________________________________________________________________________________________________________

                 2,132                              3,620                           490                             388
____________________________________________________________________________________________________________________________________

                    51                             32,705                        10,549                           9,758
                     -                                  -                             -                               -
                 9,206                             18,289                         2,170                          25,792
                     -                                  -                             -                               -
____________________________________________________________________________________________________________________________________

                 9,257                             50,994                        12,719                          35,550
____________________________________________________________________________________________________________________________________

              $ 11,389                           $ 54,614                      $ 13,209                        $ 35,938
____________________________________________________________________________________________________________________________________

                                                                 99

STATEMENTS OF OPERATIONS (000) - continued
FOR THE YEAR ENDED MARCH 31, 2011
____________________________________________________________________________________________________________________________________

                                                                                                                     Old Mutual
                                                                                                                   Strategic Small
                                                                                                                       Company
                                                                                                                        Fund
____________________________________________________________________________________________________________________________________

Investment Income:
   Dividends                                                                                                          $    534
   Dividends from Affiliated Mutual Fund                                                                                     1
   Interest                                                                                                                  -
   Less: Foreign Taxes Withheld                                                                                             (2)
____________________________________________________________________________________________________________________________________

      Total Investment Income                                                                                              533
____________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                                                                       1,011
   Distribution and Service Fees:
      Class A                                                                                                                2
   Professional Fees                                                                                                        40
   Registration and SEC Fees                                                                                                35
   Custodian Fees                                                                                                           28
   Trustees' Fees                                                                                                           46
   Transfer Agent Fees                                                                                                     465
   Pricing Fees                                                                                                              -
   Other Expenses                                                                                                           85
____________________________________________________________________________________________________________________________________

      Total Expenses                                                                                                     1,712
____________________________________________________________________________________________________________________________________

Less:
   Net Waiver of Management Fees                                                                                          (308)
   Waiver of Trustee Fees (2)                                                                                              (21)
   Reimbursement of Other Expenses by Adviser                                                                                -
____________________________________________________________________________________________________________________________________

      Net Expenses                                                                                                       1,383
____________________________________________________________________________________________________________________________________

Net Investment Income (Loss)                                                                                              (850)
____________________________________________________________________________________________________________________________________

Net Realized Gain from Security Transactions                                                                            19,371
Net Change in Unrealized Appreciation (Depreciation) on Investments                                                      8,514
____________________________________________________________________________________________________________________________________

Net Realized and Unrealized Gain on Investments                                                                         27,885
____________________________________________________________________________________________________________________________________

Increase in Net Assets Resulting from Operations                                                                      $ 27,035
____________________________________________________________________________________________________________________________________

 (1) See Note 3.
 (2) During the year ended March 31, 2011, the Adviser voluntarily reimbursed the Funds for compensation paid to Trustees Emeritus.
     These amounts will not be eligible for recoupment by the Adviser in future periods.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                100

____________________________________________________________________________________________________________________________________

                                                                              Old Mutual
              Old Mutual                        Old Mutual                      Barrow                         Old Mutual
                 TS&W                              TS&W                         Hanley                            Cash
               Mid-Cap                          Small Cap                     Core Bond                         Reserves
              Value Fund                        Value Fund                       Fund                             Fund
____________________________________________________________________________________________________________________________________

                $ 5,432                          $   1,126                      $    1                           $   -
                      7                                  1                           -                               -
                      -                                  -                       2,439                             293
                    (24)                                 -                           -                               -
____________________________________________________________________________________________________________________________________

                  5,415                              1,127                       2,440                             293
____________________________________________________________________________________________________________________________________

                  2,686                              1,104                         322                             184

                     12                                  9                           -                               2
                    108                                 43                          22                              49
                     39                                 38                          27                              49
                     14                                  6                           5                              21
                    113                                 50                          24                              27
                    222                                125                           1                             149
                      -                                  -                          29                               -
                     77                                 35                          12                              71
____________________________________________________________________________________________________________________________________

                  3,271                              1,410                         442                             552
____________________________________________________________________________________________________________________________________

                   (290)                               (28)                        (55)                           (184)(1)
                    (48)                               (23)                        (11)                             (7)
                      -                                  -                           -                            (136)(1)
____________________________________________________________________________________________________________________________________

                  2,933                              1,359                         376                             225
____________________________________________________________________________________________________________________________________

                  2,482                               (232)                      2,064                              68
____________________________________________________________________________________________________________________________________

                 30,522                             16,885                       1,385                               -
                 26,013                               (136)                       (450)                              -
____________________________________________________________________________________________________________________________________

                 56,535                             16,749                         935                               -
____________________________________________________________________________________________________________________________________

                $59,017                          $  16,517                      $2,999                           $  68
____________________________________________________________________________________________________________________________________

                                                                101

STATEMENTS OF OPERATIONS (000) - concluded
FOR THE YEAR ENDED MARCH 31, 2011

_____________________________________________________________________________________________________________________________________________________________

                                                                                                                                          Old Mutual
                                                                                                                      Old Mutual            Dwight
                                                                                                   Old Mutual           Dwight            Short Term
                                                                                                     Dwight          Intermediate           Fixed
                                                                                                   High Yield        Fixed Income           Income
                                                                                                      Fund               Fund                Fund
_____________________________________________________________________________________________________________________________________________________________

Investment Income:
   Dividends                                                                                         $    -            $     4             $     6
   Dividends from Affiliated Mutual Fund                                                                  -                  7                   6
   Interest                                                                                             996              2,894               4,344
_____________________________________________________________________________________________________________________________________________________________

      Total Investment Income                                                                           996              2,905               4,356
_____________________________________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                                                       69                380                 821
   Distribution and Service Fees:
      Class A                                                                                             -                102                  56
      Class C                                                                                             -                158                 102
   Professional Fees                                                                                      6                 34                  72
   Registration and SEC Fees                                                                             27                 50                  51
   Custodian Fees                                                                                         2                 13                  10
   Trustees' Fees                                                                                         4                 40                  84
   Transfer Agent Fees                                                                                    1                 93                 139
   Pricing Fees                                                                                           6                  -                   -
   Other Expenses                                                                                         4                 73                  77
_____________________________________________________________________________________________________________________________________________________________

      Total Expenses                                                                                    119                943               1,412
_____________________________________________________________________________________________________________________________________________________________

Less:
   Net (Waiver) Recoupment of Management Fees                                                           (38)              (187)                 34
   Waiver of Trustee Fees (1)                                                                            (2)               (18)                (38)
_____________________________________________________________________________________________________________________________________________________________

      Net Expenses                                                                                       79                738               1,408
_____________________________________________________________________________________________________________________________________________________________

   Net Investment Income                                                                                917              2,167               2,948
_____________________________________________________________________________________________________________________________________________________________

   Net Realized Gain from Security Transactions                                                         631              3,274               1,398
   Net Realized Gain on Futures Contracts                                                                 -                 36                   -
   Net Realized Gain on Written Options Contracts                                                         -                  6                   -
   Net Change in Unrealized Depreciation on Investments                                                (179)            (1,390)               (887)
   Net Change in Unrealized Depreciation on Written Options Contracts                                     -                 (4)                  -
_____________________________________________________________________________________________________________________________________________________________

   Net Realized and Unrealized Gain (Loss) on Investments                                               452              1,922                 511
_____________________________________________________________________________________________________________________________________________________________

   Increase in Net Assets Resulting from Operations                                                  $1,369            $ 4,089             $ 3,459
_____________________________________________________________________________________________________________________________________________________________

(1) During the year ended March 31, 2011, the Adviser voluntarily reimbursed the Funds for compensation paid to Trustees Emeritus.
    These amounts will not be eligible for recoupment by the Adviser in future periods.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                102

STATEMENTS OF CHANGES IN NET ASSETS (000)

___________________________________________________________________________________________________________________________________________________

                                                                                                                               Old Mutual
                                                                                                                      Analytic U.S. Long/Short Fund
___________________________________________________________________________________________________________________________________________________

                                                                                                                         4/1/10 to     4/1/09 to
                                                                                                                          3/31/11       3/31/10
___________________________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income                                                                                                 $     873     $   1,754
   Net Realized Gain (Loss) from Investments (including Securities Sold Short) and Futures Contracts                        13,532        26,586
   Net Change in Unrealized Appreciation (Depreciation) on Investments (including Securities Sold Short)
      and Futures Contracts                                                                                                (14,588)       31,435
___________________________________________________________________________________________________________________________________________________

   Net Increase (Decrease) in Net Assets Resulting from Operations                                                            (183)       59,775
___________________________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class Z                                                                                                               (1,041)       (1,239)
      Class A                                                                                                                  (80)          (27)
      Class C                                                                                                                    -             -
      Institutional Class                                                                                                     (314)         (252)
   Net Realized Gains from Investment Transactions:
      Class Z                                                                                                                    -             -
      Class A                                                                                                                    -             -
      Institutional Class                                                                                                        -             -
   Return of Capital
      Class Z                                                                                                                    -             -
      Class A                                                                                                                    -             -
      Institutional Class                                                                                                        -             -
___________________________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                                                                                        (1,435)       (1,518)
___________________________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (1)                                          (95,819)      (95,467)
___________________________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                                                                                 (97,437)      (37,210)
___________________________________________________________________________________________________________________________________________________

   Net Assets:
      Beginning of Period                                                                                                  145,688       182,898
___________________________________________________________________________________________________________________________________________________

      End of Period                                                                                                      $  48,251     $ 145,688
___________________________________________________________________________________________________________________________________________________

   Undistributed (Distributions in Excess of) Net Investment Income/(Accumulated Net Investment Loss)                    $      23     $     582
___________________________________________________________________________________________________________________________________________________

(1) See Note 5.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                104

____________________________________________________________________________________________________________________________________

        Old Mutual                       Old Mutual                       Old Mutual                           Old Mutual
 Barrow Hanley Value Fund               Focused Fund                   Heitman REIT Fund                  Large Cap Growth Fund
____________________________________________________________________________________________________________________________________

4/1/10 to        4/1/09 to        4/1/10 to        4/1/09 to        4/1/10 to         4/1/09 to          4/1/10 to        4/1/09 to
 3/31/11          3/31/10          3/31/11          3/31/10          3/31/11           3/31/10            3/31/11          3/31/10
____________________________________________________________________________________________________________________________________

$  2,132         $  2,703         $  3,620         $  1,388         $    490          $  1,007           $    388         $    515
      51          (19,147)          32,705          103,041           10,549             3,159              9,758            5,496

   9,206           78,252           18,289          (41,764)           2,170            26,027             25,792           60,472
____________________________________________________________________________________________________________________________________

  11,389           61,808           54,614           62,665           13,209            30,193             35,938           66,483
____________________________________________________________________________________________________________________________________

  (1,390)          (1,702)          (4,140)            (561)            (367)             (788)              (377)            (567)
     (29)             (46)             (37)            (140)             (28)             (154)                 -               (1)
       -               (8)               -                -                -                (5)                 -                -
    (726)          (1,330)            (244)            (148)            (100)             (160)               (84)            (111)

       -                -          (32,303)               -                -                 -                  -                -
       -                -           (2,023)               -                -                 -                  -                -
       -                -           (1,673)               -                -                 -                  -                -

       -                -                -                -             (226)                -                  -              (63)
       -                -                -                -              (31)                -                  -                -
       -                -                -                -              (72)                -                  -              (55)
____________________________________________________________________________________________________________________________________

  (2,145)          (3,086)         (40,420)            (849)            (824)           (1,107)              (461)            (797)
____________________________________________________________________________________________________________________________________

 (20,708)         (31,253)         (19,761)         519,249           (9,563)            4,034            (33,256)            (854)
____________________________________________________________________________________________________________________________________

 (11,464)          27,469           (5,567)         581,065            2,822            33,120              2,221           64,832
____________________________________________________________________________________________________________________________________

 142,554          115,085          642,069           61,004           63,296            30,176            206,984          142,152
____________________________________________________________________________________________________________________________________

$131,090         $142,554         $636,502         $642,069         $ 66,118          $ 63,296           $209,205         $206,984
____________________________________________________________________________________________________________________________________

$    580         $    593         $    407         $  1,087         $ (2,809)         $ (2,726)          $      -         $      -
____________________________________________________________________________________________________________________________________

                                                                105

STATEMENTS OF CHANGES IN NET ASSETS (000)- continued

____________________________________________________________________________________________________________________________________

                                                                                                                 Old Mutual
                                                                                                               Strategic Small
                                                                                                                Company Fund
____________________________________________________________________________________________________________________________________

                                                                                                         4/1/10 to        4/1/09 to
                                                                                                          3/31/11          3/31/10
____________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income (Loss)                                                                          $   (850)        $   (671)
   Net Increase from Payment by Affiliates (1)                                                                  -               46
   Net Realized Gain (Loss) from Investments                                                               19,371           14,866
   Net Change in Unrealized Appreciation (Depreciation) on Investments                                      8,514           25,979
____________________________________________________________________________________________________________________________________

   Net Increase in Net Assets Resulting from Operations                                                    27,035           40,220
____________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class Z                                                                                                (187)            (250)
      Class A                                                                                                   -               (1)
      Class C                                                                                                   -                -
      Institutional Class                                                                                      (2)             (14)
   Net Realized Gains from Investment Transactions:
      Institutional Class                                                                                       -                -
____________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                                                                         (189)            (265)
____________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (2)                         (18,351)         (20,625)
____________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                                                                  8,495           19,330
____________________________________________________________________________________________________________________________________

   Net Assets:
      Beginning of Period                                                                                 111,564           92,234
____________________________________________________________________________________________________________________________________

      End of Period                                                                                      $120,059         $111,564
____________________________________________________________________________________________________________________________________

   Undistributed (Distributions in Excess of) Net Investment Income/(Accumulated Net Investment Loss)    $      -         $    187
____________________________________________________________________________________________________________________________________

(1) See Note 2.
(2) See Note 5.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                106

____________________________________________________________________________________________________________________________________

          Old Mutual                        Old Mutual                        Old Mutual
         TS&W Mid-Cap                     TS&W Small Cap                     Barrow Hanley                      Old Mutual
          Value Fund                        Value Fund                      Core Bond Fund                  Cash Reserves Fund
____________________________________________________________________________________________________________________________________

  4/1/10 to        4/1/09 to        4/1/10 to        4/1/09 to        4/1/10 to        4/1/09 to        4/1/10 to        4/1/09 to
   3/31/11          3/31/10          3/31/11          3/31/10          3/31/11          3/31/10          3/31/11          3/31/10
____________________________________________________________________________________________________________________________________

  $  2,482         $  1,545         $   (232)        $    191         $  2,064         $  2,346         $     68         $     30
         -                -                -                -                -                -                -                -
    30,522           19,740           16,885            2,004            1,385             (225)               -                -
    26,013           43,872             (136)          33,426             (450)           3,755                -                -
____________________________________________________________________________________________________________________________________

    59,017           65,157           16,517           35,621            2,999            5,876               68               30
____________________________________________________________________________________________________________________________________

      (388)            (375)               -             (146)               -                -               (3)             (29)
       (12)             (12)               -               (1)               -                -                -               (1)
         -                -                -                -                -                -                -               (1)
    (1,499)            (927)               -              (88)          (2,154)          (2,357)             (65)               -

         -                -                -                -             (863)          (1,256)               -                -
____________________________________________________________________________________________________________________________________

    (1,899)          (1,314)               -             (235)          (3,017)          (3,613)             (68)             (31)
____________________________________________________________________________________________________________________________________

   (24,898)          65,306          (13,528)          23,388           (9,792)          12,037          108,344            3,086
____________________________________________________________________________________________________________________________________

    32,220          129,149            2,989           58,774           (9,810)          14,300          108,344            3,085
____________________________________________________________________________________________________________________________________

   254,180          125,031          118,467           59,693           57,391           43,091           40,092           37,007
____________________________________________________________________________________________________________________________________

  $286,400         $254,180         $121,456         $118,467         $ 47,581         $ 57,391         $148,436         $ 40,092
____________________________________________________________________________________________________________________________________

  $    583         $    110         $      -         $      -         $   (104)        $      1         $      -         $      -
____________________________________________________________________________________________________________________________________

                                                                107

STATEMENTS OF CHANGES IN NET ASSETS (000)- concluded

____________________________________________________________________________________________________________________________________

                                                                                                                 Old Mutual
                                                                                                            Dwight High Yield Fund
____________________________________________________________________________________________________________________________________

                                                                                                         4/1/10 to       4/1/09 to
                                                                                                          3/31/11         3/31/10
____________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income                                                                                  $   917         $ 1,688
   Net Realized Gain from Investments, Futures Contracts and Written Options Contracts                        631           1,116
   Net Change in Unrealized Appreciation (Depreciation) on Investments and Written Options Contracts         (179)          2,869
____________________________________________________________________________________________________________________________________

   Net Increase in Net Assets Resulting from Operations                                                     1,369           5,673
____________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class Z                                                                                                   -               -
      Class A                                                                                                   -               -
      Class C                                                                                                   -               -
      Institutional Class                                                                                    (914)         (1,645)
   Net Realized Gains from Investment Transactions:
      Class Z                                                                                                   -               -
      Class A                                                                                                   -               -
      Class C                                                                                                   -               -
      Institutional Class                                                                                    (755)           (165)
____________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                                                                       (1,669)         (1,810)
____________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (1)                           1,462          (3,189)
____________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                                                                  1,162             674
____________________________________________________________________________________________________________________________________

   Net Assets:
      Beginning of Period                                                                                  10,000           9,326
____________________________________________________________________________________________________________________________________

      End of Period                                                                                       $11,162         $10,000
____________________________________________________________________________________________________________________________________

   Undistributed (Distributions in Excess of) Net Investment Income/(Accumulated Net Investment Loss)     $    20         $    18
____________________________________________________________________________________________________________________________________

(1) See Note 5.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                108

___________________________________________________________________

            Old Mutual                         Old Mutual
        Dwight Intermediate                 Dwight Short Term
         Fixed Income Fund                  Fixed Income Fund
___________________________________________________________________

  4/1/10 to         4/1/09 to          4/1/10 to        4/1/09 to
   3/31/11           3/31/10            3/31/11          3/31/10
___________________________________________________________________

  $  2,167          $  3,567           $  2,948         $  5,159
     3,316             2,313              1,398              936
    (1,394)            3,299               (887)           5,091
___________________________________________________________________

     4,089             9,179              3,459           11,186
___________________________________________________________________

      (407)             (374)            (2,539)          (3,601)
    (1,210)           (1,981)              (393)          (1,070)
      (349)             (665)              (165)            (312)
      (496)             (643)              (371)            (202)
      (809)              (91)                 -                -
    (1,926)             (539)                 -                -
      (753)             (218)                 -                -
      (673)             (167)                 -                -
___________________________________________________________________

    (6,623)           (4,678)            (3,468)          (5,185)
___________________________________________________________________

   (21,271)           21,375            (48,434)          33,934
___________________________________________________________________

   (23,805)           25,876            (48,443)          39,935
___________________________________________________________________

   102,549            76,673            211,051          171,116
___________________________________________________________________

 $  78,744          $102,549           $162,608         $211,051
___________________________________________________________________

 $       3          $      1           $     (9)        $     (8)
___________________________________________________________________

                                                                109

STATEMENT OF CASH FLOWS (000)
FOR THE YEAR ENDED MARCH 31, 2011

____________________________________________________________________________________________________________________________________

                                                                                                                      Old Mutual
                                                                                                                     Analytic U.S.
                                                                                                                      Long/Short
                                                                                                                         Fund
____________________________________________________________________________________________________________________________________

   Cash Flows Provided From (used in) Operating Activities:
      Interest and Dividends Received (Excludes Net of Amortization/Accretion of $1)                                  $   2,072
      Purchases of Long-term Investment Securities                                                                     (191,757)
      Proceeds from Sales of Long-term Investment Securities                                                            313,253
      Net Cash Provided From Futures Transactions                                                                           312
      Net Cash Used in Short Sales Transactions                                                                         (20,058)
      Net Increase in Short-term Investments                                                                             (4,861)
      Dividend and Interest Expenses Paid                                                                                   (90)
      Operating Expenses Paid                                                                                              (962)
____________________________________________________________________________________________________________________________________

   Net Cash Provided From Operating Activities                                                                           97,909
____________________________________________________________________________________________________________________________________

   Cash Flows Used in Financing Activities:
      Decrease in Shares of Beneficial Interest Sold                                                                    (97,648)
      Cash Dividends Paid, Excluding Reinvestment of $1,310                                                                (125)
      Decrease in Payable to Custodian                                                                                       (4)
      Increase in Deposits with Brokers                                                                                    (132)
____________________________________________________________________________________________________________________________________

   Net Cash Used in Financing Activities                                                                                (97,909)
____________________________________________________________________________________________________________________________________

   Net Change in Cash                                                                                                         -
   Cash at Beginning of Year                                                                                                  -
____________________________________________________________________________________________________________________________________

   Cash at End of Year                                                                                                $       -
____________________________________________________________________________________________________________________________________

Reconciliation of Net Decrease in Net Assets from Operations to
   Net Cash Provided from Operating Activities:
   Net Decrease in Net Assets Resulting from Operations                                                               $    (183)
____________________________________________________________________________________________________________________________________

   Decrease in Investments                                                                                               95,963
   Accretion of Discount on Investments                                                                                      (1)
   Decrease in Dividends and Interest Receivable                                                                            296
   Decrease in Payable for Securities Purchased                                                                            (480)
   Increase in Variation Margin Payable                                                                                       9
   Increase in Other Assets                                                                                                  (3)
   Decrease in Accrued Expenses                                                                                            (145)
   Decrease in Receivable for Securities Sold                                                                             2,453
____________________________________________________________________________________________________________________________________

   Total Adjustments                                                                                                     98,092
____________________________________________________________________________________________________________________________________

   Net Cash Provided From Operating Activities                                                                        $  97,909
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                110

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                                     Ratio of Net
                   Net                 Realized and                                                                          Net                 Net        Ratio         Ratio       Investment
                  Asset        Net      Unrealized                 Dividends    Distributions     Total                     Asset               Assets      of Net       of Gross       Income
                  Value    Investment    Gains or        Total      from Net        from        Dividends                   Value                End       Expenses     Expenses to     (Loss)     Portfolio
                Beginning    Income      (Losses)        from      Investment      Capital         and       Redemption      End      Total   of Period   to Average    Average Net   to Average   Turnover
                of Period  (Loss) (1) on Securities   Operations     Income         Gains     Distributions     Fees      of Period  Return†    (000)     Net Assets*    Assets*,^    Net Assets*    Rate†
_________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND

 Class Z
 2011            $10.76     $ 0.12        $ 1.32        $ 1.44      $(0.33)         $   -        $(0.33)       $   -       $11.87     13.66%   $ 35,321    1.22%(@)          1.24%       1.14%      217.63%
 2010              7.85       0.10          2.90          3.00       (0.09)             -         (0.09)           -        10.76     38.30%    125,337    1.28%(@)          1.23%       1.01%      199.77%
 2009             13.11       0.06         (5.29)        (5.23)      (0.03)             -         (0.03)           -         7.85    (39.91)%   149,755    1.83%(@)          1.69%       0.57%      184.31%
 2008             14.20       0.03         (1.09)        (1.06)      (0.03)             -         (0.03)           -        13.11     (7.47)%    46,374    1.45%(@)          1.83%       0.18%      235.64%
 2007             11.70       0.08          2.46          2.54       (0.04)             -         (0.04)           -        14.20     21.74%    150,654    1.24%(@)          1.56%       0.59%      171.44% (8)

 Class A
 2011            $10.67     $ 0.09        $ 1.30        $ 1.39      $(0.32)         $   -        $(0.32)       $   -       $11.74     13.29%   $  2,654    1.47%(@)          2.20%       0.91%      217.63%
 2010              7.77       0.07          2.89          2.96       (0.06)             -         (0.06)           -        10.67     38.09%      4,616    1.53%(@)          1.97%       0.76%      199.77%
 2009             13.02       0.01         (5.23)        (5.22)      (0.03)             -         (0.03)           -         7.77    (40.12)%     5,222    2.03%(@)          2.59%       0.07%      184.31%
 2008             14.15      (0.03)        (1.05)        (1.08)      (0.05)             -         (0.05)           -        13.02     (7.66)%    14,468    1.87%(@)          2.75%      (0.19)%     235.64%
 2007             11.68       0.05          2.44          2.49       (0.02)             -         (0.02)           -        14.15     21.33%      2,546    1.48%(@)          2.47%       0.39%      171.44% (8)

 Institutional Class
 2011            $10.77     $ 0.14        $ 1.34        $ 1.48      $(0.39)         $   -        $(0.39)       $   -       $11.86     14.07%   $ 10,276    1.02%(@)          1.24%       1.33%      217.63%
 2010              7.86       0.11          2.92          3.03       (0.12)             -         (0.12)           -        10.77     38.60%     15,735    1.09%(@)          1.18%       1.16%      199.77%
 2009             13.09       0.05         (5.25)        (5.20)      (0.03)             -         (0.03)           -         7.86    (39.73)%    24,956    1.60%(@)          1.71%       0.50%      184.31%
 2008             14.20       0.02         (1.05)        (1.03)      (0.08)             -         (0.08)           -        13.09     (7.32)%    44,322    1.47%(@)          1.63%       0.18%      235.64%
 2007 (2)         13.51       0.03          0.66          0.69           -              -             -            -        14.20      5.11%          -    1.01%(@)      2,495.13%       0.73%      171.44% (8)
_________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL BARROW HANLEY VALUE FUND

 Class Z
 2011            $ 6.19     $ 0.09        $ 0.51        $ 0.60      $(0.10)        $    -        $(0.10)       $   -       $ 6.69      9.86%   $ 86,659    0.95%             1.04%       1.58%       13.31%
 2010              4.01       0.10          2.19          2.29       (0.11)             -         (0.11)           -         6.19     57.65%     88,766    1.00%             1.07%       1.87%       24.80%
 2009              6.65       0.16         (2.68)        (2.52)      (0.12)             -         (0.12)           -         4.01    (38.29)%    67,325    1.10%             1.22%       3.03%       17.05%
 2008              8.82       0.14         (0.97)        (0.83)      (0.20)         (1.14)        (1.34)           -         6.65    (11.49)%    86,801    1.10%             1.37%       1.59%        9.69%
 2007             16.61       0.19          1.37          1.56       (0.21)         (9.14)        (9.35)           -         8.82     14.03%    124,884    1.10%             1.43%       1.52%       62.56%

 Class A
 2011            $ 6.17     $ 0.08        $ 0.50        $ 0.58      $(0.08)        $    -        $(0.08)       $   -       $ 6.67      9.59%   $  2,325    1.20%             2.04%       1.31%       13.31%
 2010              4.00       0.09          2.17          2.26       (0.09)             -         (0.09)           -         6.17     57.05%      2,514    1.26%             1.76%       1.72%       24.80%
 2009              6.64       0.14         (2.66)        (2.52)      (0.12)             -         (0.12)           -         4.00    (38.39)%     2,530    1.35%             2.23%       2.76%       17.05%
 2008              8.80       0.12         (0.97)        (0.85)      (0.17)         (1.14)        (1.31)           -         6.64    (11.68)%     2,379    1.35%             2.38%       1.36%        9.69%
 2007             16.58       0.15          1.38          1.53       (0.17)         (9.14)        (9.31)           -         8.80     13.86%      2,806    1.35%             1.79%       1.27%       62.56%

 Institutional Class
 2011            $ 6.18     $ 0.10        $ 0.51        $ 0.61      $(0.11)        $    -        $(0.11)       $   -       $ 6.68      9.99%   $ 42,106    0.85%             0.89%       1.67%       13.31%
 2010              4.01       0.11          2.18          2.29       (0.12)             -         (0.12)           -         6.18     57.64%     51,274    0.87%             0.90%       2.01%       24.80%
 2009              6.63       0.17         (2.66)        (2.49)      (0.13)             -         (0.13)           -         4.01    (38.06)%    44,011    0.90%             1.02%       3.24%       17.05%
 2008              8.83       0.41         (1.25)        (0.84)      (0.22)         (1.14)        (1.36)           -         6.63    (11.57)%    51,690    0.90%             1.02%       2.00%        9.69%
 2007 (2)          8.69       0.05          0.09          0.14           -              -             -            -         8.83      1.61%          -    0.93%         2,546.53%       2.10%       62.56%
_________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                111

FINANCIAL HIGHLIGHTS - continued
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                                                Ratio of Net
                   Net                 Realized and                                                                                     Net                 Net        Ratio         Ratio       Investment
                  Asset        Net      Unrealized                 Dividends    Distributions                Total                     Asset               Assets      of Net       of Gross       Income
                  Value    Investment    Gains or        Total      from Net        from       Return      Dividends                   Value                End       Expenses     Expenses to     (Loss)     Portfolio
                Beginning    Income      (Losses)        from      Investment      Capital       of           and       Redemption      End      Total   of Period   to Average    Average Net   to Average   Turnover
                of Period  (Loss) (1)  on Securities  Operations     Income         Gains      Capital   Distributions     Fees      of Period  Return†    (000)     Net Assets*    Assets*,^    Net Assets*    Rate†
____________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL FOCUSED FUND

 Class Z
 2011            $21.75     $ 0.12        $ 1.71        $ 1.83      $(0.15)        $(1.26)     $    -       $(1.41)       $   -       $22.17      9.71%    $595,397     0.95%          1.32%        0.60%      114.74%
 2010             14.58       0.10          7.20          7.30       (0.13)             -           -        (0.13)           -        21.75     50.14%     577,028     0.95%          1.38%        0.50%      318.10%
 2009             21.84       0.25         (7.20)        (6.95)      (0.24)         (0.07)          -        (0.31)           -        14.58    (31.88)%     42,976     1.12%          1.45%        1.33%      309.24%
 2008             23.53       0.19         (0.86)        (0.67)      (0.06)         (0.96)          -        (1.02)           -        21.84     (3.21)%     17,780     1.15%          1.36%        0.78%       97.93%
 2007             20.36       0.13          3.10          3.23       (0.06)             -           -        (0.06)           -        23.53     15.85%      25,555     1.15%          1.44%        0.57%       95.63%

 Class A
 2011            $21.49     $ 0.08        $ 1.66        $ 1.74      $(0.05)        $(1.26)     $    -       $(1.31)       $   -       $21.92      9.34%    $ 12,226     1.20%          1.42%        0.40%      114.74%
 2010             14.44       0.10          7.08          7.18       (0.13)             -           -        (0.13)           -        21.49     49.80%      33,875     1.20%          1.38%        0.49%      318.10%
 2009             21.68       0.18         (7.11)        (6.93)      (0.24)         (0.07)          -        (0.31)           -        14.44    (32.04)%      1,950     1.35%          2.76%        1.01%      309.24%
 2008             23.39       0.11         (0.83)        (0.72)      (0.03)         (0.96)          -        (0.99)           -        21.68     (3.46)%      1,690     1.40%          2.20%        0.44%       97.93%
 2007             20.29       0.12          3.03          3.15       (0.05)             -           -        (0.05)           -        23.39     15.52%       3,265     1.40%          1.73%        0.50%       95.63%

 Institutional Class
 2011            $21.81     $ 0.15        $ 1.71        $ 1.86      $(0.18)        $(1.26)     $    -       $(1.44)       $   -       $22.23      9.86%    $ 28,879     0.80%          0.95%        0.75%      114.74%
 2010             14.62       0.18          7.18          7.36       (0.17)             -           -        (0.17)           -        21.81     50.44%      31,166     0.80%          0.91%        0.91%      318.10%
 2009             21.81       0.30         (7.17)        (6.87)      (0.25)         (0.07)          -        (0.32)           -        14.62    (31.58)%     15,451     0.71%          0.98%        1.60%      309.24%
 2008             23.54       0.29         (0.93)        (0.64)      (0.13)         (0.96)          -        (1.09)           -        21.81     (3.12)%     23,097     0.80%          1.02%        1.46%       97.93%
 2007 (2)         24.26       0.06         (0.78)        (0.72)          -              -           -            -            -        23.54     (2.97)%          -     0.83%      2,604.40%        0.91%       95.63%
____________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL HEITMAN REIT FUND

 Class Z
 2011            $ 7.10     $ 0.06        $ 1.60        $ 1.66      $(0.06)        $    -      $(0.04)      $(0.10)       $   -       $ 8.66     23.59%    $ 49,863     1.19%          1.24%        0.75%      169.65%
 2010              3.67       0.12          3.44          3.56       (0.13)             -           -        (0.13)           -         7.10     98.07%      41,059     1.25%          1.32%        2.20%      182.26%
 2009              9.12       0.21         (5.50)        (5.29)      (0.16)             -           -        (0.16)           -         3.67    (58.68)%     23,233     1.07%          1.23%        2.97%       86.69%
 2008             15.34       0.09         (2.85)        (2.76)      (0.27)         (3.19)          -        (3.46)           -         9.12    (18.90)%     68,843     1.25%          1.36%        0.71%       66.23%
 2007             14.28       0.12          2.57          2.69       (0.30)         (1.33)          -        (1.63)           -        15.34     19.20%     181,763     1.25%          1.30%        0.79%       67.95%

 Class A
 2011            $ 7.06     $ 0.05        $ 1.58        $ 1.63      $(0.05)        $    -      $(0.03)      $(0.08)       $   -       $ 8.61     23.16%    $  5,293     1.50%          1.75%        0.58%      169.65%
 2010              3.65       0.11          3.42          3.53       (0.12)             -           -        (0.12)           -         7.06     97.55%       9,457     1.50%          1.63%        1.92%      182.26%
 2009              9.08       0.20         (5.49)        (5.29)      (0.14)             -           -        (0.14)           -         3.65    (58.85)%      4,333     1.40%          1.95%        2.78%       86.69%
 2008             15.34       0.29         (3.07)        (2.78)      (0.29)         (3.19)          -        (3.48)           -         9.08    (19.05)%     10,438     1.50%          1.64%        3.14%       66.23%
 2007             14.28       0.08          2.57          2.65       (0.26)         (1.33)          -        (1.59)           -        15.34     18.89%         389     1.50%          2.71%        0.56%       67.95%

 Institutional Class
 2011            $ 7.06     $ 0.08        $ 1.59        $ 1.67      $(0.07)        $    -      $(0.05)      $(0.12)       $   -       $ 8.61     23.86%    $ 10,962     0.95%          1.13%        1.07%      169.65%
 2010              3.65       0.12          3.44          3.56       (0.15)             -           -        (0.15)           -         7.06     98.52%      12,780     0.95%          1.22%        1.92%      182.26%
 2009              9.06       0.17         (5.41)        (5.24)      (0.17)             -           -        (0.17)           -         3.65    (58.56)%      2,304     0.91%          1.31%        2.06%       86.69%
 2008             15.34       0.32         (3.07)        (2.75)      (0.34)         (3.19)          -        (3.53)           -         9.06    (18.85)%     24,318     0.95%          1.26%        3.98%       66.23%
 2007 (2)         15.00       0.10          0.40          0.50       (0.16)             -           -        (0.16)           -        15.34      3.37%           -     0.96%      2,435.56%        2.22%       67.95%
____________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                112

                                                                                                                                                                                                Ratio of Net
                   Net                 Realized and                                                                                     Net                 Net        Ratio         Ratio       Investment
                  Asset        Net      Unrealized                 Dividends    Distributions                Total                     Asset               Assets      of Net       of Gross       Income
                  Value    Investment    Gains or        Total      from Net        from       Return      Dividends                   Value                End       Expenses     Expenses to     (Loss)     Portfolio
                Beginning    Income      (Losses)        from      Investment      Capital       of           and       Redemption      End      Total   of Period   to Average    Average Net   to Average   Turnover
                of Period  (Loss) (1)  on Securities  Operations     Income         Gains      Capital   Distributions     Fees      of Period  Return†    (000)     Net Assets*    Assets*,^    Net Assets*    Rate†
____________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL LARGE CAP GROWTH FUND

 Class Z
 2011            $16.21     $ 0.03        $ 3.04       $ 3.07       $(0.04)        $    -      $    -       $(0.04)       $   -       $19.24     18.93%    $188,671     0.98%          1.32%        0.18%       33.10%
 2010             11.18       0.04          5.05         5.09        (0.05)             -       (0.01)       (0.06)           -        16.21     45.52%     178,941     1.08%          1.44%        0.27%       99.02%
 2009             18.91       0.02         (7.75)       (7.73)           -              -           -            -            -        11.18    (40.88)%    136,809     1.25%          1.61%        0.14%      160.62%
 2008             18.28      (0.06)         0.69         0.63            -              -           -            -            -        18.91      3.45%      94,245     1.25%          1.68%       (0.31)%     112.65%
 2007             17.78      (0.08)         0.58         0.50            -              -           -            -            -        18.28      2.81%     111,341     1.25%          1.51%       (0.44)%     157.06%

 Class A
 2011            $15.98     $(0.01)       $ 2.98       $ 2.97       $    -         $    -      $    -       $    -        $   -       $18.95     18.59%    $  1,111     1.23%          2.70%       (0.07)%      33.10%
 2010             11.01          -          4.98         4.98        (0.01)             -           -        (0.01)           -        15.98     45.22%       1,066     1.36%          0.36%        0.01%       99.02%
 2009             18.69      (0.01)        (7.67)       (7.68)           -              -           -            -            -        11.01    (41.09)%      1,700     1.50%          2.44%       (0.06)%     160.62%
 2008             18.11      (0.10)         0.68         0.58            -              -           -            -            -        18.69      3.20%       2,002     1.50%          3.31%       (0.51)%     112.65%
 2007             17.66      (0.12)         0.57         0.45            -              -           -            -            -        18.11      2.55%         660     1.50%          2.78%       (0.67)%     157.06%

 Institutional Class
 2011            $16.31     $ 0.05        $ 3.04       $ 3.09       $(0.05)        $    -      $    -       $(0.05)       $   -       $19.35     18.99%    $ 19,423     0.88%          0.85%        0.28%       33.10%
 2010             11.25       0.06          5.07         5.13        (0.05)             -       (0.02)       (0.07)           -        16.31     45.69%      26,977     0.90%          0.79%        0.41%       99.02%
 2009             18.96       0.19         (7.90)       (7.71)           -              -           -            -            -        11.25    (40.66)%      1,610     0.95%          8.98%        1.74%      160.62%
 2008             18.29      (0.01)         0.68         0.67            -              -           -            -            -        18.96      3.66%           -     0.95%      3,758.64%       (0.05)%     112.65%
 2007 (2)         18.33      (0.01)        (0.03)       (0.04)           -              -           -            -            -        18.29     (0.22)%          -     0.97%      2,564.04%       (0.16)%     157.06%
____________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL STRATEGIC SMALL COMPANY FUND

 Class Z
 2011            $ 9.44     $(0.08)       $ 2.80       $ 2.72       $(0.02)        $    -      $    -       $(0.02)       $   -       $12.14     28.82%    $118,679     1.30%          1.59%       (0.80)%     151.76%
 2010              6.37      (0.05)         3.14 (6)     3.09        (0.02)             -           -        (0.02)           -         9.44     48.56%(6)  107,478     1.30%          1.74%       (0.65)%     171.87%
 2009              9.78          -         (3.41) (6)   (3.41)           -              -           -            -            -         6.37    (34.87)%(6)  79,518     1.10%          1.75%       (0.01)%     289.91%
 2008             13.47      (0.03)        (0.96)       (0.99)           -          (2.70)          -        (2.70)           -         9.78    (11.00)%     24,156     1.35%          1.74%       (0.19)%     142.78%
 2007             17.43      (0.12)         0.33         0.21            -          (4.17)          -        (4.17)           -        13.47      5.12%      35,712     1.35%          1.63%       (0.84)%     160.24%

 Class A
 2011            $ 9.25     $(0.10)       $ 2.73       $ 2.63       $    -         $    -      $    -       $    -        $   -       $11.88     28.43%    $    207     1.55%          3.23%       (1.02)%     151.76%
 2010              6.25      (0.08)         3.09 (6)     3.01        (0.01)             -           -        (0.01)           -         9.25     48.12%(6)      918     1.55%          0.44%       (0.97)%     171.87%
 2009              9.61      (0.03)        (3.33) (6)   (3.36)           -              -           -            -            -         6.25    (34.96)%(6)     720     1.36%          4.20%       (0.32)%     289.91%
 2008             13.31      (0.06)        (0.94)       (1.00)           -          (2.70)          -        (2.70)           -         9.61    (11.22)%      1,261     1.60%          3.03%       (0.49)%     142.78%
 2007             17.31      (0.14)         0.31         0.17            -          (4.17)          -        (4.17)           -        13.31      4.88%       1,296     1.60%          2.13%       (1.08)%     160.24%

 Institutional Class
 2011            $ 9.49     $(0.06)       $ 2.81       $ 2.75       $(0.04)        $    -      $    -       $(0.04)       $   -       $12.20     29.00%    $  1,173     1.05%          2.22%       (0.61)%     151.76%
 2010              6.39      (0.03)         3.16 (6)     3.13        (0.03)             -           -        (0.03)           -         9.49     49.05%(6)    3,168     1.05%          1.14%       (0.35)%     171.87%
 2009              9.80      (0.02)        (3.39) (6)   (3.41)           -              -           -            -            -         6.39    (34.80)%(6)  11,923     1.06%         18.23%       (0.32)%     289.91%
 2008             13.48          -         (0.98)       (0.98)           -          (2.70)          -        (2.70)           -         9.80    (10.92)%          -     1.10%      3,635.24%       (0.02)%     142.78%
 2007 (2)         12.93      (0.03)         0.58         0.55            -              -           -            -            -        13.48      4.25%           -     1.12%      2,509.06%       (0.69)%     160.24%
____________________________________________________________________________________________________________________________________________________________________________________________________________________________

                                                                      113

FINANCIAL HIGHLIGHTS - continued
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                                     Ratio of Net
                   Net                 Realized and                                                                          Net                 Net        Ratio         Ratio       Investment
                  Asset        Net      Unrealized                 Dividends    Distributions     Total                     Asset               Assets      of Net       of Gross       Income
                  Value    Investment    Gains or        Total      from Net        from        Dividends                   Value                End       Expenses     Expenses to     (Loss)     Portfolio
                Beginning    Income      (Losses)        from      Investment      Capital         and       Redemption      End      Total   of Period   to Average    Average Net   to Average   Turnover
                of Period  (Loss) (1) on Securities    Operations    Income         Gains     Distributions     Fees      of Period  Return†    (000)     Net Assets*    Assets*,^    Net Assets*    Rate†
_________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL TS&W MID-CAP VALUE FUND

 Class Z
 2011           $ 7.92      $ 0.07        $ 1.56       $ 1.63       $(0.05)        $    -        $(0.05)       $   -       $ 9.50     20.59%    $ 76,756     1.12%           1.37%       0.80%       89.21%
 2010             5.65        0.05          2.26         2.31        (0.04)             -         (0.04)           -         7.92     40.90%      76,965     1.12%           1.38%       0.64%      125.29%
 2009††           6.02        0.07         (0.41)       (0.34)       (0.03)             -         (0.03)           -         5.65     (5.60)%     60,618     1.12%           3.20%       1.29%      163.38%

 Class A
 2011           $ 7.86      $ 0.04        $ 1.54       $ 1.58       $(0.02)        $    -        $(0.02)       $   -       $ 9.42     20.14%    $  4,234     1.40%           2.10%       0.53%       89.21%
 2010             5.61        0.03          2.24         2.27        (0.02)             -         (0.02)           -         7.86     40.41%       5,408     1.40%           1.94%       0.36%      125.29%
 2009             8.69        0.02         (3.07)       (3.05)       (0.03)             -         (0.03)           -         5.61    (35.07)%      5,304     1.40%           2.53%       0.29%      163.38%
 2008 (5)        10.00        0.01         (1.32)       (1.31)           -              -             -            -         8.69    (13.10)%      2,340     1.40%           3.69%       0.17%       66.60%

 Institutional Class
 2011           $ 7.92      $ 0.08        $ 1.55       $ 1.63       $(0.06)        $    -        $(0.06)       $   -       $ 9.49     20.61%    $205,410     1.00%           1.06%       0.91%       89.21%
 2010             5.65        0.06          2.25         2.31        (0.04)             -         (0.04)           -         7.92     41.01%     171,807     1.00%           1.06%       0.82%      125.29%
 2009             8.72        0.05         (3.08)       (3.03)       (0.04)             -         (0.04)           -         5.65    (34.81)%     57,430     1.00%           1.18%       0.58%      163.38%
 2008 (5)        10.00        0.04         (1.31)       (1.27)       (0.01)             -         (0.01)           -         8.72    (12.75)%     56,426     1.00%           1.10%       0.57%       66.60%
_________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL TS&W SMALL CAP VALUE FUND

 Class Z
 2011           $16.80      $(0.04)       $ 2.79       $ 2.75       $    -         $    -        $    -        $   -       $19.55     16.37%    $ 98,269     1.25%           1.26%      (0.23)%      55.43%
 2010            11.29        0.03          5.51         5.54        (0.03)             -         (0.03)           -        16.80     49.10%      86,737     1.25%           1.30%       0.18%       83.31%
 2009            19.76        0.02         (6.77) (6)   (6.75)       (0.02)         (1.70)        (1.72)           -        11.29    (34.57)%(6)  55,976     1.23%           1.37%       0.15%      139.92%
 2008            26.30       (0.13)        (2.52)       (2.65)           -          (3.89)        (3.89)           -        19.76    (11.53)%     45,862     1.30%           1.49%      (0.51)%      40.37%
 2007            28.15       (0.14)         2.48         2.34            -          (4.19)        (4.19)           -        26.30      8.80%      67,029     1.30%           1.45%      (0.53)%      35.43%

 Class A
 2011           $16.43      $(0.08)       $ 2.71       $ 2.63       $    -         $    -        $    -        $   -       $19.06     16.01%    $  3,068     1.50%           2.10%      (0.46)%      55.43%
 2010            11.05       (0.01)         5.39         5.38            -              -             -            -        16.43     48.71%       4,815     1.50%           1.47%      (0.08)%      83.31%
 2009            19.43           -         (6.66) (6)   (6.66)       (0.02)         (1.70)        (1.72)           -        11.05    (34.71)%(6)   2,160     1.53%           3.25%      (0.01)%     139.92%
 2008            25.99       (0.16)        (2.51)       (2.67)           -          (3.89)        (3.89)           -        19.43    (11.75)%      1,137     1.55%           4.57%      (0.71)%      40.37%
 2007            27.93       (0.21)         2.46         2.25            -          (4.19)        (4.19)           -        25.99      8.54%         856     1.55%           2.17%      (0.78)%      35.43%

 Institutional Class
 2011           $16.87      $(0.01)       $ 2.79       $ 2.78       $    -         $    -        $    -        $   -       $19.65     16.48%    $ 20,119     1.10%           1.18%      (0.08)%      55.43%
 2010            11.32        0.05          5.54         5.59        (0.04)             -         (0.04)           -        16.87     49.46%      26,915     1.10%           1.16%       0.34%       83.31%
 2009††          14.28        0.02         (1.26) (6)   (1.24)       (0.02)         (1.70)        (1.72)           -        11.32     (9.52)%(6)       -     1.09%      24,873.11%       0.15%      139.92%
_________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL BARROW HANLEY CORE BOND FUND

 Institutional Class
 2011           $10.47      $ 0.41        $ 0.15       $ 0.56       $(0.43)        $(0.18)       $(0.61)       $   -       $10.42      5.38%    $ 47,581     0.70%           0.82%       3.84%       90.91%
 2010             9.96        0.47          0.75         1.22        (0.48)         (0.23)        (0.71)           -        10.47     12.42%      57,391     0.70%           0.78%       4.51%      114.66%
 2009            10.19        0.45         (0.09)        0.36        (0.45)         (0.14)        (0.59)           -         9.96      3.72%      43,091     0.70%           0.75%       4.57%      201.34%
 2008 (4)        10.00        0.17          0.19         0.36        (0.17)             -         (0.17)           -        10.19      3.58%      47,060     0.70%           0.95%       4.68%       70.77%
_________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                114

                                                                                                                                                                                     Ratio of Net
                   Net                 Realized and                                                                          Net                 Net        Ratio         Ratio       Investment
                  Asset        Net      Unrealized                 Dividends    Distributions     Total                     Asset               Assets      of Net       of Gross       Income
                  Value    Investment    Gains or        Total      from Net        from        Dividends                   Value                End       Expenses     Expenses to     (Loss)     Portfolio
                Beginning    Income      (Losses)        from      Investment      Capital         and       Redemption      End      Total   of Period   to Average    Average Net   to Average   Turnover
                of Period  (Loss) (1) on Securities    Operations    Income         Gains     Distributions     Fees      of Period  Return†    (000)     Net Assets*    Assets*,^    Net Assets*    Rate†
_________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL CASH RESERVES FUND

 Class Z
 2011           $ 1.00      $    -        $    -       $    -       $    -         $    -        $    -        $   -       $ 1.00      0.01%   $ 21,626      0.28%           0.86%       0.01%         n/a
 2010             1.00           -             -            -            -              -             -            -         1.00      0.10%     25,019      0.27%           1.09%       0.10%         n/a
 2009             1.00        0.01             -         0.01        (0.01)             -         (0.01)           -         1.00      1.49%     32,732      0.72%           1.10%       1.51%         n/a
 2008             1.00        0.04             -         0.04        (0.04)             -         (0.04)           -         1.00      4.18%     37,542      0.73%           0.99%       4.11%         n/a
 2007             1.00        0.04             -         0.04        (0.04)             -         (0.04)           -         1.00      4.56%     32,909      0.73%           0.94%       4.47%         n/a

 Class A
 2011           $ 1.00      $    -        $    -       $    -       $    -         $    -        $    -        $   -       $ 1.00      0.00%   $    465      0.29%           2.70%       0.00%         n/a
 2010             1.00           -             -            -            -              -             -            -         1.00      0.10%      1,072      0.25%           2.45%       0.10%         n/a
 2009             1.00        0.01             -         0.01        (0.01)             -         (0.01)           -         1.00      1.26%      1,045      0.93%           4.23%       1.10%         n/a
 2008 (7)         1.00        0.02          0.01         0.03        (0.03)             -         (0.03)           -         1.00      3.05%        907      0.98%           7.21%       2.99%         n/a

 Institutional Class
 2011           $ 1.00      $    -        $    -       $    -       $    -         $    -        $    -        $   -       $ 1.00      0.09%   $126,345      0.20%           0.42%       0.08%         n/a
 2010             1.00           -             -            -            -              -             -            -         1.00      0.10%(9)  14,001      0.20%           4.26%       0.03%         n/a
 2009             1.00        0.02         (0.00)        0.02        (0.02)             -         (0.02)           -         1.00      1.50%(9)       1      0.43%       6,149.85%       1.77%         n/a
 2008 (7)         1.00        0.03          0.01         0.04        (0.04)             -         (0.04)           -         1.00      3.35%(9)       1      0.73%       1,509.12%       3.96%         n/a
_________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL DWIGHT HIGH YIELD FUND

 Institutional Class
 2011           $10.67      $ 0.98        $ 0.47       $ 1.45       $(0.98)        $(0.85)       $(1.83)       $   -       $10.29     14.81%   $ 11,162      0.80%           1.21%       9.33%      145.96%
 2010             7.72        1.31          3.07         4.38        (1.28)         (0.15)        (1.43)           -        10.67     59.30%     10,000      0.80%           1.04%      13.34%      292.11%
 2009             9.29        0.85         (1.55)       (0.70)       (0.87)             -         (0.87)           -         7.72     (7.78)%     9,326      0.80%           1.05%      10.04%       74.19%
 2008 (4)        10.00        0.36         (0.69)       (0.33)       (0.38)             -         (0.38)           -         9.29     (3.39)%     8,602      0.80%           1.86%      10.90%       10.78%
_________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND

 Class Z
 2011           $10.24      $ 0.29        $ 0.21       $ 0.50       $(0.33)        $(0.54)       $(0.87)       $   -       $ 9.87      5.00%   $ 22,930      0.58%           0.89%       2.86%      575.48%
 2010             9.79        0.38          0.55         0.93        (0.39)         (0.09)        (0.48)           -        10.24      9.62%     10,659      0.58%           0.79%       3.71%      456.70%
 2009            10.17        0.47         (0.09) (6)    0.38        (0.47)         (0.29)        (0.76)           -         9.79      3.97%(6)   6,489      0.53%           1.90%       4.78%      214.25%
 2008            10.09        0.50          0.04         0.54        (0.46)             -         (0.46)           -        10.17      5.50%      2,721      0.82%           1.79%       4.64%      277.91%
 2007             9.97        0.46          0.12         0.58        (0.46)             -         (0.46)           -        10.09      5.99%      7,574      0.85%           1.60%       4.62%      462.98%

 Class A
 2011           $10.24      $ 0.27        $ 0.21       $ 0.48       $(0.30)        $(0.54)       $(0.84)       $   -       $ 9.88      4.83%   $ 30,532      0.83%           1.05%       2.61%      575.48%
 2010             9.80        0.35          0.54         0.89        (0.36)         (0.09)        (0.45)           -        10.24      9.24%     52,148      0.83%           1.00%       3.47%      456.70%
 2009            10.18        0.44         (0.09) (6)    0.35        (0.44)         (0.29)        (0.73)           -         9.80      3.75%(6)  34,967      0.83%           1.15%       4.51%      214.25%
 2008            10.09        0.43          0.10         0.53        (0.44)             -         (0.44)           -        10.18      5.37%        808      1.04%           4.71%       4.40%      277.91%
 2007             9.97        0.44          0.12         0.56        (0.44)             -         (0.44)           -        10.09      5.78%        590      1.10%           3.68%       4.41%      462.98%

 Class C
 2011           $10.24      $ 0.19        $ 0.21       $ 0.40       $(0.23)        $(0.54)       $(0.77)       $   -       $ 9.87      3.93%   $ 11,462      1.58%           1.87%       1.86%      575.48%
 2010             9.79        0.28          0.55         0.83        (0.29)         (0.09)        (0.38)           -        10.24      8.54%     20,717      1.58%           1.79%       2.73%      456.70%
 2009            10.17        0.36         (0.08) (6)    0.28        (0.37)         (0.29)        (0.66)           -         9.79      2.97%(6)  14,759      1.58%           2.33%       3.72%      214.25%
 2008            10.09        0.32          0.12         0.44        (0.36)             -         (0.36)           -        10.17      4.51%      1,102      1.70%           7.92%       3.74%      277.91%
 2007             9.98        0.36          0.11         0.47        (0.36)             -         (0.36)           -        10.09      4.84%         93      1.85%           7.98%       3.63%      462.98%

 Institutional Class
 2011           $10.25      $ 0.30        $ 0.22       $ 0.52       $(0.34)        $(0.54)       $(0.88)       $   -       $ 9.89      5.18%   $ 13,820      0.50%           0.70%       2.94%      575.48%
 2010             9.80        0.38          0.55         0.93        (0.39)         (0.09)        (0.48)           -        10.25      9.70%     19,025      0.50%           0.66%       3.75%      456.70%
 2009            10.17        0.47         (0.08) (6)    0.39        (0.47)         (0.29)        (0.76)           -         9.80      4.07%(6)  20,458      0.50%           0.75%       4.69%      214.25%
 2008            10.09        0.43          0.16         0.59        (0.51)             -         (0.51)           -        10.17      6.04%     69,653      0.54%           0.58%       4.75%      277.91%
 2007 (2)        10.10        0.14             -         0.14        (0.15)             -         (0.15)           -        10.09      1.36%          -      0.58%       2,560.19%       5.21%      462.98%
_________________________________________________________________________________________________________________________________________________________________________________________________________________

                                                                115

FINANCIAL HIGHLIGHTS - concluded
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                                     Ratio of Net
                   Net                 Realized and                                                                          Net                 Net        Ratio         Ratio       Investment
                  Asset        Net      Unrealized                 Dividends    Distributions     Total                     Asset               Assets      of Net       of Gross       Income
                  Value    Investment    Gains or        Total      from Net        from        Dividends                   Value                End       Expenses     Expenses to     (Loss)     Portfolio
                Beginning    Income      (Losses)        from      Investment      Capital         and       Redemption      End      Total   of Period   to Average    Average Net   to Average   Turnover
                of Period  (Loss) (1) on Securities    Operations    Income         Gains     Distributions     Fees      of Period  Return†    (000)     Net Assets*    Assets*,^    Net Assets*    Rate†
_________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND

 Class Z
 2011           $10.05      $ 0.17        $ 0.02        $0.19       $(0.20)        $   -         $(0.20)       $   -       $10.04      1.88%   $123,841      0.70%           0.66%       1.68%      105.97%
 2010             9.76        0.26          0.29         0.55        (0.26)            -          (0.26)           -        10.05      5.73%    135,568      0.70%           0.62%       2.62%      186.26%
 2009             9.98        0.38         (0.24)        0.14        (0.36)            -          (0.36)           -         9.76      1.45%    131,759      0.70%           0.71%       3.90%      262.55%
 2008             9.90        0.42          0.06         0.48        (0.40)            -          (0.40)           -         9.98      4.90%    158,524      0.70%           0.87%       4.15%      188.14%
 2007             9.77        0.37          0.12         0.49        (0.36)            -          (0.36)           -         9.90      5.14%    187,897      0.70%           0.91%       3.74%      163.81%

 Class A
 2011           $10.05      $ 0.15        $ 0.01        $0.16       $(0.17)        $   -         $(0.17)       $   -       $10.04      1.62%   $  8,906      0.95%           1.06%       1.47%      105.97%
 2010             9.76        0.24          0.29         0.53        (0.24)            -          (0.24)           -        10.05      5.48%     40,848      0.95%           0.96%       2.36%      186.26%
 2009             9.99        0.35         (0.23)        0.12        (0.35)            -          (0.35)           -         9.76      1.23%     27,262      0.95%           1.06%       3.56%      262.55%
 2008             9.90        0.39          0.08         0.47        (0.38)            -          (0.38)           -         9.99      4.80%      1,104      0.95%           2.75%       3.86%      188.14%
 2007             9.77        0.34          0.13         0.47        (0.34)            -          (0.34)           -         9.90      4.88%         58      0.95%           8.65%       3.50%      163.81%

 Class C
 2011           $10.04      $ 0.10        $ 0.01        $0.11       $(0.12)        $   -         $(0.12)       $   -       $10.03      1.12%   $  9,763      1.45%           1.54%       0.94%      105.97%
 2010             9.75        0.18          0.30         0.48        (0.19)            -          (0.19)           -        10.04      4.95%     17,726      1.45%           1.50%       1.85%      186.26%
 2009             9.98        0.30         (0.24)        0.06        (0.29)            -          (0.29)           -         9.75      0.63%     11,939      1.45%           1.74%       3.07%      262.55%
 2008             9.90        0.30          0.11         0.41        (0.33)            -          (0.33)           -         9.98      4.21%      2,589      1.45%           2.73%       3.43%      188.14%
 2007             9.77        0.29          0.13         0.42        (0.29)            -          (0.29)           -         9.90      4.36%         55      1.45%           9.27%       3.00%      163.81%

 Institutional Class
 2011           $10.04      $ 0.18        $ 0.02        $0.20       $(0.21)        $   -         $(0.21)       $   -       $10.03      2.04%   $ 20,098      0.55%           0.65%       1.83%      105.97%
 2010             9.75        0.26          0.31         0.57        (0.28)            -          (0.28)           -        10.04      5.88%     16,909      0.55%           0.73%       2.55%      186.26%
 2009             9.97        0.39         (0.23)        0.16        (0.38)            -          (0.38)           -         9.75      1.64%        156      0.55%          39.49%       3.99%      262.55%
 2008             9.90        0.42          0.07         0.49        (0.42)            -          (0.42)           -         9.97      5.07%         25      0.55%         566.32%       4.60%      188.14%
 2007 (2)         9.87        0.12          0.03         0.15        (0.12)            -          (0.12)           -         9.90      1.48%          -      0.56%       2,553.82%       4.30%      163.81%
_________________________________________________________________________________________________________________________________________________________________________________________________________________

n/a   Not Applicable                                                         5   The Old Mutual TS&W Mid-Cap Value Fund commenced operations on
  *   Ratios for periods of less than one year have been annualized.             June 4, 2007.
  †   Total returns and portfolio turnover rates are for the period          6   Impact of payment from affiliate was less than $0.01 per share
      indicated and have not been annualized. Total return would have            and 0.01%, respectively.
      been lower had certain expenses not been waived by the Adviser         7   Class A and Institutional Class shares commenced operations on
      during the year. Returns shown do not reflect the deduction of             June 4, 2007.
      taxes that a shareholder would pay on fund distributions or            8   Ratio has been revised to present a corrected calculation. A
      the redemption of fund shares. Returns shown exclude any                   higher turnover rate increases transaction costs (e.g.
      applicable sales charge.                                                   brokerage commissions) and increases realized gains and
 ††   Class commenced operations on December 9, 2008.                            losses. There were no changes in the net realized gains and
  ^   See Note 10.                                                               losses as reported in the March 31, 2007 annual report as a result of the corrected calculation.
  1   Per share amounts for the year or period are calculated based          9   Total return has been revised to present a corrected
      on average outstanding shares.                                             calculation.
  2   Class commenced operations on December 20, 2006.                       @   For Analytic U.S. Long/Short Fund, the ratio of expenses to
  3   Historically, the Old Mutual Heitman REIT Fund has distributed             average net assets includes dividend expense on securities
      to its shareholders amounts approximating dividends received               sold short. Following is the impact of these expenses as a
      from the REITs. A portion of such distributions may include                ratio to average net assets:
      a return of capital.
  4   Old Mutual Barrow Hanley Core Bond Fund and Old Mutual Dwight                                                               Institutional
      High Yield Fund commenced operations on November 19, 2007.                               Class Z            Class A             Class
                                                                           _____________________________________________________________________

                                                                              2011              0.02%              0.02%              0.02%
                                                                              2010              0.08%              0.08%              0.08%
                                                                              2009              0.58%              0.54%              0.55%
                                                                              2008              0.26%              0.27%              0.26%
                                                                              2007              0.16%              0.16%              0.13%
                                                                           _____________________________________________________________________

                                                                           Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                116

NOTES TO FINANCIAL STATEMENTS
AS OF MARCH 31, 2011

1. ORGANIZATION
____________________________________________________________________________________________________________________________________

Old Mutual Funds II (the "Trust"), a Delaware statutory trust incorporated effective July 16, 2001, is registered under the
Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust currently offers the following Funds: the Old Mutual Analytic U.S. Long/Short Fund (the "Analytic U.S. Long/Short Fund"), the Old Mutual Barrow
Hanley Value Fund (the "Barrow Hanley Value Fund"), the Old Mutual Focused Fund (the "Focused Fund"), the Old Mutual Heitman REIT
Fund (the "Heitman REIT Fund"), the Old Mutual Large Cap Growth Fund (the "Large Cap Growth Fund"), the Old Mutual Strategic Small
Company Fund (the "Strategic Small Company Fund"), the Old Mutual TS&W Mid-Cap Value Fund (the "TS&W Mid-Cap Value Fund"), the Old
Mutual TS&W Small Cap Value Fund (the "TS&W Small Cap Value Fund"), the Old Mutual Barrow Hanley Core Bond Fund (the "Barrow Hanley
Core Bond Fund"), the Old Mutual Cash Reserves Fund (the "Cash Reserves Fund"), the Old Mutual Dwight High Yield Fund (the "Dwight
High Yield Fund"), the Old Mutual Dwight Intermediate Fixed Income Fund (the "Dwight Intermediate Fixed Income Fund") and the Old
Mutual Dwight Short Term Fixed Income Fund (the "Dwight Short Term Fixed Income Fund"), each a "Fund" and collectively, the "Funds".

On July 28, 2009, the Board of Trustees of the Trust (the "Board") approved two separate plans of reorganization (the "Plans")
pursuant to which the Old Mutual Growth Fund (the "Growth Fund") and the Old Mutual Columbus Circle Technology and Communications
Fund (the "Technology and Communications Fund") would be reclassified into the Focused Fund. The Plans provided for the sale of all of the assets of the Growth Fund and Technology and Communications Fund (together, the "Merged Funds") to the Focused Fund (the
"Acquiring Fund") and the assumption of the liabilities of the Merged Funds by the Focused Fund. Shareholders approved the Plans at meetings held on November 30, 2009 and the reorganizations took place after the close of business on December 4, 2009.

The purpose of the Plans was to enable shareholders of the Merged Funds to remain invested in a mutual fund that seeks capital appreciation, while also benefiting from being invested in a mutual fund that offers a lower management fee, stronger long-term performance and lower expense limitations that extend for a longer period than the expense limitations for the Merged Funds.

The reorganizations were accomplished by tax-free exchanges of the following shares effective December 4, 2009 (000):

Merged Fund                             Shares     Acquiring Fund     Shares      Value
___________________________________________________________________________________________

Growth Fund                             16,759      Focused Fund      24,118     $496,691
Technology and
   Communications Fund                   8,999
___________________________________________________________________________________________

For financial statement purposes, assets received and shares issued by the Focused Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Funds was carried forward to reflect the tax-free status of the reorganizations.

The net assets and net unrealized appreciation/depreciation immediately before the reorganizations were as follows (000):

                                           Unrealized
                                          Appreciation/
Merged Fund                Net Assets     Depreciation      Acquiring Fund     Net Assets
___________________________________________________________________________________________

Growth Fund                 $359,086        $ 70,227          Focused Fund       $137,154
Technology and
   Communications Fund       137,605          34,722
___________________________________________________________________________________________

Assuming the reorganizations had been completed on April 1, 2009, the beginning of the annual reporting period for the Focused Fund, the Focused Fund's pro forma results of operations for the year ended March 31, 2010, are as follows (000):

______________________________________________

Net Investment Income           $  1,733 (a)
Net realized and unrealized
   gain on investments           233,782 (b)
______________________________________________

(a)  $1,388, as reported in the March 31, 2010 Statement of Operations, plus $(896) Net Investment Income from the Merged Funds pre-merger, plus $1,241 of pro-forma eliminated expenses.

(b)  $61,277, as reported in the March 31, 2010 Statement of Operations, plus $172,505 Net Realized and Unrealized Gain on
     Investments from the Merged Funds pre-merger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganizations were completed, it is not practical to separate the amounts of revenue and earnings of the Merged Funds for the period ending December 4,
2009 that have been included in the Focused Fund's March 31, 2010 Statement of Operations. Because the Growth Fund, the Technology
and Communications Fund and the Focused Fund sold and redeemed shares throughout the period, it is also not practical to provide pro- forma information on a per share basis.

                                                                117

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2011

After the close of business on October 23, 2009, Class C shares of the Analytic U.S. Long/Short Fund, Barrow Hanley Value Fund,
Focused Fund, Heitman REIT Fund, Large Cap Growth Fund, Strategic Small Company Fund, TS&W Mid-Cap Value Fund, TS&W Small Cap Value
Fund and Cash Reserves Fund were liquidated and distributed ratably among the Class C shareholders on that date. Shareholders may purchase shares of the Analytic U.S. Long/Short Fund, Barrow Hanley Value Fund, Focused Fund, Heitman REIT Fund, Large Cap Growth
Fund, Strategic Small Company Fund, TS&W Mid-Cap Value Fund, TS&W Small Cap Value Fund, and Cash Reserves Fund through three separate classes, Class A, Institutional Class and Class Z shares. Shareholders may purchase shares of the Dwight Intermediate Fixed
Income Fund and Dwight Short Term Fixed Income Fund through four separate classes, Class A, Class C, Institutional Class and Class Z shares. Shareholders may purchase Institutional Class shares of the Barrow Hanley Core Bond Fund and Dwight High Yield Fund. All
classes have equal voting rights as to earnings, assets and voting privileges, except that each class may have different distribution costs, dividends, registration costs, transfer agency costs and each class has exclusive voting rights with respect to its distribution plan and service plan, as applicable. Except for these differences, each class share of each Fund represents an equal proportionate interest in that Fund. Each Fund is classified as a diversified management investment company, with the exception of the Barrow Hanley Value Fund, Focused Fund, Large Cap Growth Fund and Cash Reserves Fund, which are classified as non-diversified management investment companies. The Funds' prospectuses provide a description of each Fund's investment objective, policies and investment strategies.

2. SIGNIFICANT ACCOUNTING POLICIES
____________________________________________________________________________________________________________________________________

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.
Actual results could differ from those estimates.

Security Valuation - Investment securities of a Fund, including securities sold short, that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) (the
"Valuation Time") on each day that the NYSE is open for trading for all series portfolios of the Trust other than the Cash Reserves
Fund. If there is no such reported sale at the Valuation Time, investment securities are valued at the most recent quoted bid price reported by the exchange or the OTC market for long positions and the most recent quoted ask price for short positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day is used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with the Fair Value Procedures established by the Board.

Investments held by the Cash Reserves Fund are valued using the amortized cost method of valuation permitted in accordance with meeting certain conditions and regulations as set forth under Rule 2a-7 of the 1940 Act. Under the amortized cost method, an investment is valued at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the investment.

The Funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is deemed inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value Procedures established by the Board. The Trust's Fair Value Procedures are implemented through a Valuation Committee (the "Committee") designated by the Board. A security may be valued using Fair Value
Procedures if, among other things the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to fair valued securities for purposes of calculating a Fund's net asset value ("NAV").

Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on foreign exchanges in the Western Hemisphere are valued based upon quotations from the principal market in which they are traded before the valuation time and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued in accordance with the Fair Value Procedures established by the Board.

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Fund's investment adviser, Old Mutual Capital, Inc. (the "Adviser") determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Funds calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

                                                                118

Fair Value Disclosure - The Funds are subject to the provisions of Financial Accounting Standards Board ("FASB") Accounting
Standards Codification 820-10, Fair Value Measurements and Disclosures, ("ASC 820-10"). ASC 820-10 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. Foreign securities, if any, are fair valued by utilizing quotations of an independent pricing service and are categorized as Level 2 securities. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the reporting period. For each Fund there were no significant transfers between Level 1 and Level 2 during the reporting period, based on the input level assigned under the hierarchy at the beginning and end of the reporting period. The aggregate value by input level, as of March 31, 2011, for each Fund's investments, as well as a reconciliation of assets for which Level 3 inputs were assigned, is included in the Schedule of Investments.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and dividend expense on securities sold short is recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for the Funds are declared and paid annually, if available, with the exception of the Barrow Hanley Value Fund, Heitman REIT Fund, Barrow Hanley Core Bond Fund, Cash Reserves Fund, Dwight High
Yield Fund, Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund. Dividends from net investment income for the Barrow Hanley Value Fund are declared and paid on a semi-annual basis. Dividends from net investment income for the Heitman REIT
Fund are declared and paid on a quarterly basis. Dividends from net investment income for the Barrow Hanley Core Bond Fund, Cash
Reserves Fund, Dwight High Yield Fund, Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund are declared daily and paid monthly. Distributions to shareholders are recognized on the ex-dividend date. Distributions from net realized capital gains for each Fund are generally made to shareholders annually, if available.

Foreign Withholding Taxes - The Funds may be subject to taxes imposed by countries with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Investments in Real Estate Investment Trusts ("REIT") - Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Tri-Party Repurchase Agreements - Securities pledged as collateral for repurchase agreements are held by a third-party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Fund may be delayed or limited.

TBA Purchase Commitments - The Funds (except the Cash Reserves Fund) may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date.
This risk is in addition to the risk of decline in the value of each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation"
above.

Mortgage Dollar Rolls - The Funds (except the Cash Reserves Fund) may enter into mortgage dollar rolls (principally using TBAs) in which a Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. Each Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including prepayments, made on behalf of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

                                                                119

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2011

Foreign Currency Conversion - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

  (i)  market value of investment securities, other assets and liabilities at the current rate of exchange; and

  (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Funds report gains and losses on foreign currency related transactions as components of realized gains or loss for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - The Funds are subject to equity price risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing their objectives. The Funds may utilize futures contracts to enhance investment returns, as an efficient way to gain broad market exposure with reduced transaction costs, and/or to hedge against overall equity market volatility and other risks in a Fund's portfolio. Upon entering into a futures contract, the Funds will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options - The Funds may write or purchase financial options contracts primarily to hedge against changes in the value of equity securities (or securities that the Funds intend to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the
Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Funds'
option strategy primarily focuses on the use of writing call options on equity indexes. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Funds, as purchasers of an option, bear the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts. There is minimal counterparty credit risk involved in entering into option contracts since the options utilized by the Funds are exchange-traded instruments and the exchange's clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default.

Short Sales - The Funds (except the Dwight Intermediate Fixed Income Fund) may engage in short sales that are "uncovered".
Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan which is recorded as an expense on the Statement of Operations. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.

Until a Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as margin will equal the current value of the security sold short or (b) otherwise cover the Fund's short positions. The segregated assets are marked to market daily.

Collateralized Mortgage Obligations (CMOs) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities.
Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by Government National Mortgage Association, Federal Home Loan Mortgage Corporation, or Federal National
Mortgage Association and their income streams.

                                                                120

A Real Estate Mortgage Investment Conduit (REMIC) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date.
Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and
REMIC certificates involves risks similar to those associated with investing in equity securities. CMOs are often highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise pre-pay their loans. Investors in these securities may not only be subject to this prepayment risk, but also may be exposed to significant market and liquidity risks. Investors in privately backed CMOs may be exposed to significant credit risk resulting from delinquencies or defaults in the loans backing the mortgage pool.

Stripped Mortgage-Backed Securities - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities.
Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class).
The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Inflation-Indexed Bond - The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income in the Statement of Operations, even though investors do not receive the principal amount until maturity.

Corporate Term Loans - The Barrow Hanley Core Bond Fund, Dwight High Yield Fund, Dwight Intermediate Fixed Income Fund and Dwight
Short Term Fixed Income Fund may invest in corporate term loans in the form of participations in loans and assignments of all or a portion of loans from third parties. Loan assignments and participations are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment on trade date and begins to accrue interest when the borrower withdraws money. These loans generally pay interest at rates which are periodically reset by reference to a base lending rate plus a spread.

The loans in which the Funds invest are generally readily marketable, but may be subject to some restrictions on resale. For example, a Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Payments by Affiliates - For the year ended March 31, 2011 there were no material payments by affiliates. For the year ended March
31, 2010 the Strategic Small Company Fund was reimbursed $46 (000) by a sub-adviser as a result of a trading error.

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as distribution and service fees, are borne by that class. Income, other non-class specific expenses and realized and unrealized gains and losses of a Fund are allocated to the respective share class on the basis of the relative net assets each day.

The Funds have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent fees shown in the Statements of Operations are in total and do not reflect the expense reductions, if any, which are shown separately. The Funds had no material expense reductions for the year ended March 31, 2011.

Each Fund (except the Cash Reserves Fund) will impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption/exchange fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, shares held by the investor for the longest period of time will be sold first. The Funds will retain the redemption/exchange fee for the benefit of the remaining shareholders by crediting Paid-in Capital.
For a discussion of the limited exemptions to the redemption/exchange fee, please see the Funds' prospectuses. For the year ended
March 31, 2011, redemption fees of $3(000), $1(000), $1(000), $7(000) and $1(000) were collected by the Focused Fund (Class Z),
Focused Fund (Class A), Heitman REIT Fund (Class Z), Large Cap Growth Fund (Class Z) and Dwight Short Term Fixed Income Fund (Class
Z), respectively. There were no other material redemption fee amounts collected by the Funds.

                                                                121

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2011

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES OR SERVICE PROVIDERS
____________________________________________________________________________________________________________________________________

Investment Adviser - Old Mutual Capital serves as the investment adviser and administrator to each Fund. Old Mutual Capital is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"). OMUSH is a direct wholly owned subsidiary of OM Group
(UK) Limited, which, in turn, is a direct wholly owned subsidiary of Old Mutual plc, a London-Exchange listed international financial services firm. The Funds and the Adviser are parties to management agreements (the "Management Agreements"), under which the Adviser is obligated to provide advisory and administrative services to the Trust. Old Mutual Capital is entitled to receive a management fee ("Management Fee"), calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund. The Cash Reserves Fund's base management fee is 0.18%, with no applicable breakpoint asset thresholds. For all other
Funds, the Adviser has agreed to fee breakpoints as set forth in the tables below:

                                                                   Management Fee Breakpoint Asset Thresholds
______________________________________________________________________________________________________________________________________________

                                       $0 to       $300 million    $500 million    $750 million   $1.0 billion    $1.5 billion        $2.0
                                    less than      to less than    to less than    to less than   to less than    to less than       billion
Fund                               $300 million    $500 million    $750 million    $1.0 billion   $1.5 billion    $2.0 billion     or greater
______________________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund          0.80%          0.75%            0.70%          0.65%           0.60%           0.55%           0.50%
Barrow Hanley Value Fund               0.75%          0.73%            0.72%          0.70%           0.68%           0.67%           0.66%
Focused Fund                           0.75%          0.70%            0.65%          0.60%           0.55%           0.50%           0.45%
Heitman REIT Fund                      0.90%          0.85%            0.80%          0.75%           0.70%           0.65%           0.60%
Large Cap Growth Fund                  0.70%         0.685%           0.675%         0.675%          0.625%          0.575%          0.525%
Strategic Small Company Fund           0.95%          0.90%            0.85%          0.80%           0.75%           0.70%           0.65%
TS&W Small Cap Value Fund              1.00%          0.95%            0.90%          0.85%           0.80%           0.75%           0.70%
Dwight Intermediate Fixed Income Fund  0.45%         0.425%            0.40%         0.375%           0.35%          0.325%           0.30%
Dwight Short Term Fixed Income Fund    0.45%         0.425%            0.40%         0.375%           0.35%          0.325%           0.30%

______________________________________________________________________________________________________________________________________________

                                                                                  Management Fee Breakpoint Asset Thresholds
_____________________________________________________________________________________________________________________________________________

                                                                    $0 to less                $500 million to                 $1.0 billion
                                                                than $500 million          less than $1.0 billion              or greater
_____________________________________________________________________________________________________________________________________________

TS&W Mid-Cap Value Fund                                               0.95%                         0.90%                         0.85%
Barrow Hanley Core Bond Fund                                          0.60%                        0.575%                         0.55%
Dwight High Yield Fund                                                0.70%                        0.675%                         0.65%

_____________________________________________________________________________________________________________________________________________

Expense Limitation Agreements - In the interests of limiting expenses of the Funds, the Adviser entered into expense limitation agreements ("Expense Limitation Agreements") with respect to the Funds pursuant to which the Adviser contractually agreed to separately waive class level expenses and fund level expenses for the Focused Fund through July 31, 2014, and for all other Funds through December 31, 2012, to the extent necessary to limit the total annual operating expenses to a specified percentage of the
Funds' average daily net assets. The expense limitations are as follows:

                                  Class       Fund         Total                                          Class       Fund         Total
                                 Expense     Expense      Expense                                        Expense     Expense      Expense
                                  Limit       Limit        Limit                                          Limit       Limit        Limit
____________________________________________________________________    ____________________________________________________________________

Analytic U.S. Long/Short Fund                                           Heitman REIT Fund
  Class Z                         0.20%       0.90%        1.10%          Class Z                         0.30%       0.95%        1.25%
  Class A                         0.45%       0.90%        1.35%          Class A                         0.55%       0.95%        1.50%
  Institutional Class             0.00%       0.90%        0.90%          Institutional Class             0.00%       0.95%        0.95%
____________________________________________________________________    ____________________________________________________________________
Barrow Hanley Value Fund                                                Large Cap Growth Fund
  Class Z                         0.10%       0.85%        0.95%          Class Z                         0.10%       0.90%        1.00%
  Class A                         0.35%       0.85%        1.20%          Class A                         0.35%       0.90%        1.25%
  Institutional Class             0.00%       0.85%        0.85%          Institutional Class             0.00%       0.90%        0.90%
____________________________________________________________________    ____________________________________________________________________

Focused Fund                                                            Strategic Small Company Fund
  Class Z                         0.15%       0.80%        0.95%          Class Z                         0.28%       1.02%        1.30%
  Class A                         0.40%       0.80%        1.20%          Class A                         0.53%       1.02%        1.55%
  Institutional Class             0.00%       0.80%        0.80%          Institutional Class             0.03%       1.02%        1.05%
____________________________________________________________________    ____________________________________________________________________

                                                                122

                                  Class       Fund         Total                                          Class       Fund         Total
                                 Expense     Expense      Expense                                        Expense     Expense      Expense
                                  Limit       Limit        Limit                                          Limit       Limit        Limit
____________________________________________________________________    ____________________________________________________________________

TS&W Mid-Cap Value Fund                                                 Dwight Intermediate Fixed Income Fund
  Class Z                         0.12%       1.00%        1.12%          Class Z                         0.08%       0.50%        0.58%
  Class A                         0.40%       1.00%        1.40%          Class A                         0.33%       0.50%        0.83%
  Institutional Class             0.00%       1.00%        1.00%          Class C                         1.08%       0.50%        1.58%
____________________________________________________________________      Institutional Class             0.00%       0.50%        0.50%
                                                                        ____________________________________________________________________
TS&W Small Cap Value Fund
  Class Z                         0.15%       1.10%        1.25%        Dwight Short Term Fixed Income Fund
  Class A                         0.40%       1.10%        1.50%          Class Z                         0.17%       0.53%        0.70%
  Institutional Class             0.00%       1.10%        1.10%          Class A                         0.42%       0.53%        0.95%
____________________________________________________________________      Class C                         0.92%       0.53%        1.45%
                                                                          Institutional Class             0.02%       0.53%        0.55%
Cash Reserves Fund                                                      ____________________________________________________________________
  Class Z                         0.10%       0.20%        0.30%
  Class A                         0.35%       0.20%        0.55%
  Institutional Class             0.00%       0.20%        0.20%
____________________________________________________________________

                                                                                                  Total Institutional Class Expense Limit
_____________________________________________________________________________________________________________________________________________

Barrow Hanley Core Bond Fund                                                                                      0.70%
Dwight High Yield Fund                                                                                            0.80%
_____________________________________________________________________________________________________________________________________________

The Adviser may seek reimbursement for Management Fees waived and other expenses paid by the Adviser pursuant to the Expense
Limitation Agreements during the previous three fiscal years in which the Management Fees were waived or other expenses paid.
Reimbursement by a Fund of the Management Fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation
Agreements may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense percentage described above. With respect to all
Funds (except the Barrow Hanley Core Bond Fund, Dwight High Yield Fund and TS&W Mid-Cap Value Fund), no reimbursement by a Fund will be made for Management Fees waived or other expenses paid prior to December 31, 2008, unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total operating annual expense ratio is less than the specified percentage of the Fund's average daily net assets, and (iii) the payment of such reimbursement was approved by the Board. As of March 31, 2011, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows (000):

                                                     Expires               Expires               Expires
Fund                                              March 31, 2012        March 31, 2013        March 31, 2014          Total
___________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                          $335                $   45               $   72            $  452
Barrow Hanley Value Fund                                250                   111                  106               467
Focused Fund                                            320                 1,012                2,061             3,393
Heitman REIT Fund                                       171                    62                   54               287
Large Cap Growth Fund                                   574                   726                  768             2,068
Strategic Small Company Fund                            192                   438                  308               938
TS&W Mid-Cap Value Fund                                 186                   297                  290               773
TS&W Small Cap Value Fund                                93                    66                   50               209
Barrow Hanley Core Bond Fund                             37                    44                   55               136
Cash Reserves Fund                                      192                   152                  314               658
Dwight High Yield Fund                                   32                    33                   38               103
Dwight Intermediate Fixed Income Fund                   229                   202                  187               618
Dwight Short Term Fixed Income Fund                     248                    84                   67               399
___________________________________________________________________________________________________________________________________

                                                                123

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2011

For the year ended March 31, 2011, the Adviser was reimbursed the following amounts for previously waived fees:

Fund                                            Total (000)
_____________________________________________________________

Analytic U.S. Long/Short Fund                      $ 38
Barrow Hanley Value Fund                             18
Focused Fund                                         18
Heitman REIT Fund                                     6
Large Cap Growth Fund                               198
TS&W Small Cap Value Fund                            22
Dwight Short Term Fixed Income Fund                 101
_____________________________________________________________

Effective following the close of business on March 12, 2010, the Adviser voluntarily agreed to reimburse expenses to the extent necessary to assist the Cash Reserves Fund in maintaining a minimum yield of 0.00% for each share class. Prior to March 12, 2010, the Adviser reimbursed expenses to maintain a minimum yield of 0.10% for each share class of the Cash Reserves Fund. The agreement to reimburse expenses is voluntary and may be modified or discontinued by the Adviser at any time. The voluntary waiver paid to the
Cash Reserves Fund during the year ended March 31, 2011 was $6 (000) and is included within the Net Waiver of Management Fees and/or
Reimbursement of Other Expenses by Adviser on the Statement of Operations.

Sub-Advisory Agreements - The following sub-advisers (the "Sub-Advisers") provide sub-advisory services or co-sub-advisory services to the Funds pursuant to sub-advisory agreements (the "Sub-Advisory Agreements") between the Trust, the Adviser and each
Sub-Adviser:

Analytic Investors, LLC - The Trust, on behalf of the Analytic U.S. Long/Short Fund , and the Adviser entered into sub-advisory agreements with Analytic Investors, LLC ("Analytic"). Analytic is a majority owned subsidiary of OMUSH and an affiliate of Old
Mutual Capital.

Ashfield Capital Partners, LLC - The Trust, on behalf of the Large Cap Growth Fund and Strategic Small Company Fund, and the
Adviser entered into sub-advisory agreements with Ashfield Capital Partners, LLC ("Ashfield"). Ashfield is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Barrow, Hanley, Mewhinney & Strauss, LLC - The Trust, on behalf of the Barrow Hanley Core Bond Fund and Barrow Hanley Value Fund,
and the Adviser entered into sub-advisory agreements with Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow Hanley"). Barrow Hanley
is an indirect wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Copper Rock Capital Partners, LLC - The Trust, on behalf of the Strategic Small Company Fund, and the Adviser entered into a sub-advisory agreement with Copper Rock Capital Partners, LLC ("Copper Rock"). Copper Rock is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Dwight Asset Management Company LLC - The Trust, on behalf of the Cash Reserves Fund, Dwight High Yield Fund, Dwight Intermediate
Fixed Income Fund and Dwight Short Term Fixed Income Fund, and the Adviser entered into sub-advisory agreements with Dwight Asset
Management Company LLC ("Dwight"). Dwight is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Eagle Asset Management, Inc. - The Trust, on behalf of the Strategic Small Company Fund, and the Adviser entered into a sub-advisory agreement with Eagle Asset Management, Inc. ("Eagle").

Heitman Real Estate Securities LLC - The Trust, on behalf of the Heitman REIT Fund, and the Adviser entered into a sub-advisory agreement with Heitman Real Estate Securities LLC ("Heitman"). Heitman is owned 50% by Heitman senior executives and 50% by Old
Mutual (HFL) Inc., a wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Thompson, Siegel & Walmsley LLC - The Trust, on behalf of the TS&W Small Cap Value Fund and TS&W Mid-Cap Value Fund, and the
Adviser entered into sub-advisory agreements with Thompson, Siegel & Walmsley LLC ("TS&W"). TS&W is a majority owned subsidiary of
OMUSH and an affiliate of Old Mutual Capital.

                                                                124

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements, the Sub-Advisers are entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of each portion of the Funds managed, less 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser (with the exception of the Dwight Intermediate Fixed Income Fund). The fees are calculated as follows:

                                                                   Sub-Advisory Fee Breakpoint Asset Thresholds
_________________________________________________________________________________________________________________________________________

                                      $0 to      $300 million   $500 million    $750 million   $1.0 billion   $1.5 billion
                                   less than     to less than   to less than    to less than   to less than   to less than   $2.0 billion
Fund                              $300 million   $500 million   $750 million    $1.0 billion   $1.5 billion   $2.0 billion    or greater
_________________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund         0.45%          0.40%           0.35%           0.30%          0.25%         0.20%          0.15%
Barrow Hanley Value Fund              0.40%          0.38%           0.37%           0.35%          0.33%         0.32%          0.31%
Heitman REIT Fund                     0.55%          0.50%           0.45%           0.40%          0.35%         0.30%          0.25%
Large Cap Growth Fund                 0.35%         0.335%          0.325%          0.325%         0.275%        0.225%         0.175%
Strategic Small Company Fund          0.60%          0.55%           0.50%           0.45%          0.40%         0.35%          0.30%
TS&W Small Cap Value Fund             0.70%          0.65%           0.60%           0.55%          0.50%         0.45%          0.40%
Dwight Short Term Fixed Income Fund   0.20%         0.175%           0.15%          0.125%          0.10%        0.075%          0.05%
_________________________________________________________________________________________________________________________________________

                                                                Sub-Advisory Fee Breakpoint Asset Thresholds
_________________________________________________________________________________________________________________________________________

                                    $0 to less                                 $500 million to                               $1.0 billion
                                 than $500 million                         less than $1.0 billion                             or greater
_________________________________________________________________________________________________________________________________________

TS&W Mid-Cap Value Fund                0.50%                                         0.47%                                       0.45%
Barrow Hanley Core Bond Fund           0.25%                                         0.24%                                      0.229%
Dwight High Yield Fund                 0.35%                                        0.338%                                      0.325%
_________________________________________________________________________________________________________________________________________

                                                                                             Sub-Advisory Fees without Breakpoints
_________________________________________________________________________________________________________________________________________

Cash Reserves Fund                                                                                          0.09%
Dwight Intermediate Fixed Income Fund                                                                       0.15%
_________________________________________________________________________________________________________________________________________

From time to time, the Adviser may recommend the appointment of additional or replacement sub-advisers to the Board. The Trust and the Adviser have received exemptive relief from the Securities and Exchange Commission ("SEC") that permits the Trust to employ a
"manager of managers" structure. Under this structure, the Adviser, with the approval of the Board may hire, terminate or replace unaffiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment.
Under the manager of managers structure, the Adviser has the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement. The Strategic Small Company Fund intends to rely on the exemptive order and operate in the manner described above. Shareholders will be notified of any changes in unaffiliated sub-advisers. Shareholders of a Fund have the right to terminate a sub-advisory agreement with an affiliated or unaffiliated sub-adviser to a Fund at any time by a vote of the majority of the outstanding voting securities of such Fund. The SEC exemptive order also permits the Funds to disclose to shareholders the aggregate fees paid to Old Mutual Capital and unaffiliated sub-adviser(s) by each Fund.

Sub-Administrator - The Adviser and The Bank of New York Mellon (the "Sub-Administrator") entered into a sub-administration and accounting agreement (the "Sub-Administration Agreement") pursuant to which the Sub-Administrator assists the Adviser in connection with the administration and business affairs of the Trust. Under the Sub-Administration Agreement, The Adviser pays the
Sub-Administrator as follows: annual rates, based on the combined average daily gross assets of the funds within the Trust and Old
Mutual Funds I (the "Old Mutual Complex"), of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. For funds within the Old Mutual Complex that are managed as a "fund of funds," these fees apply only at the underlying fund level. In addition, the Adviser and Old Mutual Fund Services (administrator to Old Mutual Funds I) pays the
Sub-Administrator the following annual fees: (1) $35 (000) for each fund managed as a "fund of funds"; and (2) $3 (000) per class in excess of three classes for each fund in the Old Mutual Complex; and (3) the greater of .01925% based on the combined average daily gross assets of the Old Mutual Complex or $425 (000). Certain minimum fees apply. The Sub-Administration Agreement provides that the
Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by the Sub-Administrator except those arising out of the Sub-Administrator's or its delegee's or agent's (if such delegee or agent is a subsidiary of the
Sub-Administrator) negligence or willful misconduct or the Sub-Administrator's failure to act in good faith. In no event shall the
Sub-Administrator be liable to the Adviser or any third party for special, indirect or consequential damages.

                                                                125

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2011

Distributor - The Trust entered into a distribution agreement (the "Distribution Agreement") with Old Mutual Investment Partners
(the "Distributor"), a wholly owned subsidiary of the Adviser. The Distributor receives no compensation under the Distribution
Agreement for serving in such capacity. The Trust has adopted, on behalf of Class A shares of each Fund, separate distribution plans pursuant to Rule 12b-1 under the 1940 Act, which provide for payment of a distribution fee of up to 0.25% of the daily net assets of
Class A shares. Currently, the Trust is not paying a distribution fee on Class A shares. The Trust has also adopted, on behalf of
Class C shares of the Dwight Intermediate Fixed Income Fund and the Dwight Short Term Fixed Income Fund, a Distribution Plan
pursuant to Rule 12b-1 under the 1940 Act, which provides for payment of a distribution fee of up to 0.75% of the average daily net assets of Class C shares. Currently, the Dwight Short Term Fixed Income Fund pays a distribution fee of 0.50% of the average daily net assets of the Class C Shares. The Trust has also adopted a Service Plan on behalf of Class A shares of each Fund and Class C shares of the Dwight Intermediate Fixed Income Fund and the Dwight Short Term Fixed Income Fund which provide for payment of a service fee of up to 0.25% of the average daily net assets of each Class. The Class A service plan on behalf of the TS&W Mid-Cap
Value Fund and Cash Reserves Fund were adopted pursuant to Rule 12b-1. Distribution fees are paid to the Distributor for the sale and distribution of shares and service fees are paid to the Distributor, brokers, dealers and/or other financial intermediaries for providing or arranging for others to provide personal services to shareholders and/or the maintenance of shareholder accounts.

Of the service and distribution fees the Distributor received for the year ended March 31, 2011, it retained the following (000):

                                                                                            Service Fees        Distribution Fees
____________________________________________________________________________________________________________________________________

                                                                                        Class A     Class C          Class C
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                                                              $-         $-                $-
Barrow Hanley Value Fund                                                                    -          -                 -
Focused Fund                                                                                3          -                 -
Heitman REIT Fund                                                                           4          -                 -
Large Cap Growth Fund                                                                       -          -                 -
Strategic Small Company Fund                                                                -          -                 -
TS&W Mid-Cap Value Fund                                                                     1          -                 -
TS&W Small Cap Value Fund                                                                   1          -                 -
Cash Reserves Fund                                                                          -          -                 -
Dwight Intermediate Fixed Income Fund                                                      10         12                36
Dwight Short Term Fixed Income Fund                                                         3         11                23
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

Other Service Providers - The Bank of New York Mellon also serves as the custodian for each of the Funds. The custodian's responsibilities include safekeeping of the Funds' portfolio securities and cash, the delivery of such securities and cash to and from the Funds, and the appointment of any sub-custodian banks and clearing agents.

DST Systems, Inc. ("DST") serves as the transfer agent and dividend disbursing agent of the Trust. Pursuant to an agency agreement between the Trust and DST, DST also provides call center, correspondence and other shareholder account-related services to the
Funds. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Trust to persons who beneficially own interests in the Trust.

OMUSH receives an offset of certain recordkeeping fees from the plan sponsors of OMUSH's participant directed 401K, profit sharing and/or voluntary deferral plans which invest in the Old Mutual Complex (collectively, the "Deferred Plans"). The amount of the fee offset is based in part on service and/or sub-transfer agency fees received by the plan sponsors from the Old Mutual Funds' Class Z shares within the Deferred Plans. During the year ended March 31, 2011, the amount received by OMUSH for recordkeeping fee offsets attributable to investments by the Deferred Plans in the Old Mutual Complex was approximately $40 (000).

Officers of the Trust who are or were officers of the Adviser, Old Mutual Fund Services or the Distributor, as well as the Senior
Officer, received no compensation from the Trust.

                                                                126

4. INVESTMENT TRANSACTION
____________________________________________________________________________________________________________________________________

The cost of securities purchased and the proceeds from securities sold and matured, other than short-term investments and securities sold short, for the Funds (excluding the Cash Reserves Fund) for the year ended March 31, 2011, were as follows:

                                                                              Purchases (000)                  Sales (000)
____________________________________________________________________________________________________________________________________

                                                                        Other      U.S. Government      Other      U.S. Government
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                                         $191,277        $      -         $310,720       $      -
Barrow Hanley Value Fund                                                17,228               -           33,483              -
Focused Fund                                                           662,709               -          716,358              -
Heitman REIT Fund                                                      104,300               -          113,600              -
Large Cap Growth Fund                                                   65,870               -           95,570              -
Strategic Small Company Fund                                           160,248               -          179,865              -
TS&W Mid-Cap Value Fund                                                238,015               -          258,647              -
TS&W Small Cap Value Fund                                               59,636               -           72,405              -
Barrow Hanley Core Bond Fund                                            17,586          30,010           25,912         29,961
Dwight High Yield Fund                                                  13,757               -           14,051              -
Dwight Intermediate Fixed Income Fund                                  276,692         177,113          290,830        183,708
Dwight Short Term Fixed Income Fund                                    119,052          62,035          146,326         81,342
____________________________________________________________________________________________________________________________________

Transactions in written options contracts by the Dwight Intermediate Fixed Income Fund for the year ended March 31, 2011, were as follows:

                                                                                       Proceeds
                                                                    Number of          Received
                                                                    Contracts            (000)
_________________________________________________________________________________________________

Outstanding at March 31, 2010                                           21               $ 5
Options expired                                                        (21)               (5)
_________________________________________________________________________________________________

Outstanding at March 31, 2011                                            -               $ -
_________________________________________________________________________________________________

                                                                127

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2011

5. CAPITAL SHARE TRANSACTIONS
________________________________________________________________________________________________________________________________________________

                                                                         Old Mutual
                                                                        Analytic U.S.                               Old Mutual
                                                                       Long/Short Fund                        Barrow Hanley Value Fund
________________________________________________________________________________________________________________________________________________

                                                              4/1/10 to            4/1/09 to             4/1/10 to              4/1/09 to
                                                               3/31/11              3/31/10               3/31/11                3/31/10
________________________________________________________________________________________________________________________________________________

                                                         Shares     Dollars    Shares    Dollars    Shares     Dollars     Shares     Dollars
________________________________________________________________________________________________________________________________________________

Capital Share Transactions (000):
   Class Z
   Shares Issued                                           397     $  4,231     2,193   $ 19,094     3,934    $ 23,642      2,902    $ 15,819
   Capital Contribution                                      -            -         -          -         -           -          -           -
   Shares Issued in Merger (1)                               -            -         -          -         -           -          -           -
   Shares Issued upon Reinvestment of Distributions         87          940        43        442       194       1,174        311       1,585
   Redemption Fees                                         n/a            -       n/a          -       n/a           -        n/a           -
   Shares Redeemed                                      (9,154)     (92,825)   (9,668)   (91,821)   (5,517)    (33,212)    (5,651)    (29,778)
________________________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions             (8,670)     (87,654)   (7,432)   (72,285)   (1,389)     (8,396)    (2,438)    (12,374)
________________________________________________________________________________________________________________________________________________

   Class A
   Shares Issued                                            21          223       174      1,703        54         315        501       2,373
   Capital Contribution                                      -            -         -          -         -           -          -           -
   Shares Issued in Merger (1)                               -            -         -          -         -           -          -           -
   Shares Issued upon Reinvestment of Distributions          5           56         2         19         5          29          8          43
   Redemption Fees                                         n/a            -       n/a          -       n/a           -        n/a           -
   Shares Redeemed                                        (233)      (2,425)     (414)    (3,943)     (118)       (723)      (735)     (3,576)
________________________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions               (207)      (2,146)     (238)    (2,221)      (59)       (379)      (226)     (1,160)
________________________________________________________________________________________________________________________________________________

   Class C (3)
   Shares Issued                                             -            -         8         72         -           -         16          69
   Capital Contribution                                      -            -         -          -         -           -          -           -
   Shares Issued upon Reinvestment of Distributions          -            -         -          -         -           -          2           8
   Redemption Fees                                         n/a            -       n/a          -       n/a           -        n/a           -
   Shares Redeemed                                           -            -      (399)    (3,760)        -           -       (331)     (1,735)
________________________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                  -            -      (391)    (3,688)        -           -       (313)     (1,658)
________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                           120        1,274       105      1,023       359      2,170       3,050      15,592
   Capital Contribution                                      -            -         -          -         -          -           -           -
   Shares Issued in Merger (1)                               -            -         -          -         -          -           -           -
   Shares Issued upon Reinvestment of Distributions         29          314        24        252       120        726         262       1,330
   Redemption Fees                                         n/a            -       n/a          -       n/a          -         n/a           -
   Shares Redeemed                                        (744)      (7,607)   (1,844)   (18,548)   (2,473)   (14,829)     (6,003)    (32,983)
________________________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions   (595)      (6,019)   (1,715)   (17,273)   (1,994)   (11,933)     (2,691)    (16,061)
________________________________________________________________________________________________________________________________________________

(1) See note 1.

(2) During the year ended March 31, 2010 the Focused Fund received a one time distribution of Settlement funds from Prudential
    Securities, Inc. Fair Fund.

(3) Class C Shares for all Funds were closed in 2009. See note 1 for further details.

n/a - not applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                128

                Old Mutual                                   Old Mutual                                   Old Mutual
               Focused Fund                              Heitman REIT Fund                          Large Cap Growth Fund
______________________________________________________________________________________________________________________________________

     4/1/10 to            4/1/09 to               4/1/10 to              4/1/09 to             4/1/10 to             4/1/09 to
      3/31/11              3/31/10                 3/31/11                3/31/10               3/31/11               3/31/10
______________________________________________________________________________________________________________________________________

Shares     Dollars   Shares    Dollars       Shares     Dollars      Shares    Dollars    Shares     Dollars    Shares     Dollars
______________________________________________________________________________________________________________________________________

 2,794    $ 58,415    2,488   $ 49,629          737     $ 5,796         466   $  2,679       271    $  4,626       333    $  4,851
     -           -        -        261 (2)        -           -           -          -         -           -         -           -
     -           -   23,096    475,634            -           -           -          -         -           -         -           -
 1,915      35,570       27        550           38         293          72        405        20         364        41         614
   n/a           3      n/a          -          n/a           1         n/a          1       n/a           7       n/a           -
(4,378)    (90,150)  (2,029)   (41,538)        (800)     (6,222)     (1,085)    (5,782)   (1,520)    (25,960)   (1,573)    (22,669)
______________________________________________________________________________________________________________________________________

   331       3,838   23,582    484,536          (25)       (132)       (547)    (2,697)   (1,229)    (20,963)   (1,199)    (17,204)
______________________________________________________________________________________________________________________________________

   540      10,929    1,580     29,578           40         303         618      3,302        18         309        16         219
     -           -        -         15 (2)        -           -           -          -         -           -         -           -
     -           -      113      2,298            -           -           -          -         -           -         -           -
    36         661        2         39            6          43          21        116         -           -         -           -
   n/a           1      n/a          2          n/a           -         n/a          -       n/a           -       n/a           -
(1,595)    (32,331)    (254)    (4,994)        (771)     (5,804)       (487)    (2,942)      (26)       (446)     (103)     (1,457)
______________________________________________________________________________________________________________________________________

(1,019)    (20,740)   1,441     26,938         (725)     (5,458)        152        476        (8)       (137)      (87)     (1,238)
______________________________________________________________________________________________________________________________________

     -           -       70      1,958            -           -          16         78         -           -         8          91
     -           -        -          -            -           -           -          -         -           -         -           -
     -           -        -          -            -           -           -          1         -           -         -           -
   n/a           -      n/a          -          n/a           -         n/a          -       n/a           -       n/a           -
     -           -     (115)    (2,185)           -           -        (100)      (581)        -           -      (200)     (2,680)
______________________________________________________________________________________________________________________________________

     -           -      (45)      (227)           -           -         (84)      (502)        -           -      (192)     (2,589)
______________________________________________________________________________________________________________________________________

    43         871      228      4,640            -           -       1,641      9,741        12         187     2,579      36,439
     -           -        -         14 (2)        -           -           -          -         -           -         -           -
     -           -      909     18,759            -           -           -          -         -           -         -           -
   103       1,917        7        148           22         172          26        160         5          84        11         166
   n/a          -       n/a          -          n/a           -         n/a          -       n/a           -       n/a           -
  (275)     (5,647)    (771)   (15,559)        (560)     (4,145)       (488)    (3,144)     (667)    (12,427)   (1,079)    (16,428)
______________________________________________________________________________________________________________________________________

  (129)     (2,859)     373      8,002         (538)     (3,973)      1,179      6,757      (650)    (12,156)    1,511      20,177
______________________________________________________________________________________________________________________________________

                                                                129

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2011

                                                                       Old Mutual                                         Old Mutual
                                                                     Strategic Small                                     TS&W Mid-Cap
                                                                      Company Fund                                        Value Fund
______________________________________________________________________________________________________________________________________________________

                                                            4/1/10 to                4/1/09 to                4/1/10 to               4/1/09 to
                                                             3/31/11                  3/31/10                  3/31/11                 3/31/10
______________________________________________________________________________________________________________________________________________________

                                                       Shares      Dollars      Shares     Dollars         Shares     Dollars     Shares     Dollars
______________________________________________________________________________________________________________________________________________________

Capital Share Transactions (000):
   Class Z
   Shares Issued                                          498     $  5,176         439     $ 3,572            464    $  3,827      1,198    $  8,574
   Capital Contribution                                     -           41 (2)       -       1,032 (1)          -           -          -           -
   Shares Issued upon Reinvestment of Distributions        17          181          28         244             44         379         49         370
   Redemption Fees                                        n/a            -         n/a           -            n/a           -        n/a           -
   Shares Redeemed                                     (2,120)     (20,747)     (1,563)    (12,874)        (2,138)    (17,441)    (2,256)    (15,997)
______________________________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions            (1,605)     (15,349)     (1,096)     (8,026)        (1,630)    (13,235)    (1,009)     (7,053)
______________________________________________________________________________________________________________________________________________________

   Class A
   Shares Issued                                           23          236          13         103            109         884        415       2,830
   Capital Contribution                                     -            1 (2)       -          10 (1)          -           -          -           -
   Shares Issued upon Reinvestment of Distributions         -            -           -           1              1          10          1          10
   Redemption Fees                                        n/a            -         n/a           -            n/a           -        n/a           -
   Shares Redeemed                                       (105)      (1,120)        (29)       (221)          (349)     (2,917)      (675)     (4,674)
______________________________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions               (82)        (883)        (16)       (107)          (239)     (2,023)      (259)     (1,834)
______________________________________________________________________________________________________________________________________________________

   Class C (3)
   Shares Issued                                            -            -           -           2              -           -         33         208
   Capital Contribution                                     -            -           -           - (1)          -           -          -           -
   Shares Issued upon Reinvestment of Distributions         -            -           -           -              -           -          -           -
   Redemption Fees                                        n/a            -         n/a           -            n/a           -        n/a           -
   Shares Redeemed                                          -            -         (13)       (101)             -           -       (336)     (2,320)
______________________________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                 -            -         (13)        (99)             -           -       (303)     (2,112)
______________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                           38          415          22         187         11,904      97,002     17,640     119,720
   Capital Contribution                                     -            - (2)       -          93 (1)          -           -          -           -
   Shares Issued upon Reinvestment of Distributions         -            2           2          14            175       1,491        121         906
   Redemption Fees                                        n/a            -         n/a           -            n/a           -        n/a           -
   Shares Redeemed                                       (275)      (2,536)     (1,556)    (12,687)       (12,123)   (108,133)    (6,241)    (44,321)
______________________________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions  (237)      (2,119)     (1,532)    (12,393)           (44)     (9,640)    11,520      76,305
______________________________________________________________________________________________________________________________________________________

(1) During the year ended March 31, 2010 the Strategic Small Company Fund and TS&W Small Cap Value Fund received a one time distribution of Settlement funds from the Millenium Partners LP and Prudential Securities, Inc. Fair Fund.

(2) During the year ended March 31, 2011 the Strategic Small Company Fund received a one time distribution of Settlement funds from
    Zurich Financial Services Ltd.

(3) Class C Shares for all Funds were closed in 2009. See Note 1 for further details.

n/a - not applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                130

                Old Mutual                                   Old Mutual
              TS&W Small Cap                                Barrow Hanley                                 Old Mutual
                Value Fund                                  Core Bond Fund                             Cash Reserves Fund
______________________________________________________________________________________________________________________________________

     4/1/10 to            4/1/09 to               4/1/10 to              4/1/09 to             4/1/10 to             4/1/09 to
      3/31/10              3/31/10                 3/31/11                3/31/10               3/31/11               3/31/10
______________________________________________________________________________________________________________________________________

Shares     Dollars   Shares    Dollars       Shares     Dollars      Shares    Dollars    Shares     Dollars    Shares     Dollars
______________________________________________________________________________________________________________________________________

   980    $ 16,232    1,328   $ 19,084            -   $     -            -   $      -      10,461   $ 10,459     7,779      $ 7,779
     -           -        -          1 (1)        -         -            -          -           -          -         -            -
     -           -       10        144            -         -            -          -           3          3        28           28
   n/a           -      n/a          1          n/a         -          n/a          -         n/a          -       n/a            -
(1,115)    (18,736)  (1,132)   (16,207)           -         -            -          -     (13,857)   (13,855)  (15,520)     (15,520)
______________________________________________________________________________________________________________________________________

  (135)     (2,504)     206      3,023            -         -            -          -      (3,393)    (3,393)   (7,713)      (7,713)
______________________________________________________________________________________________________________________________________

    26         444      225      2,964            -         -            -          -         474        474     2,125        2,125
     -           -        -          - (1)        -         -            -          -           -          -         -            -
     -           -        -          -            -         -            -          -           -          -         1            1
   n/a           -      n/a          -          n/a         -          n/a          -         n/a          -       n/a            -
  (159)     (2,623)    (127)    (1,809)           -         -            -          -      (1,081)    (1,081)   (2,099)      (2,099)
 ______________________________________________________________________________________________________________________________________

  (133)     (2,179)      98      1,155            -         -            -          -        (607)      (607)       27           27
______________________________________________________________________________________________________________________________________

     -           -       20        237            -         -            -          -           -          -       795          795
     -           -        -          - (1)        -         -            -          -           -          -         -            -
     -           -        -          -            -         -            -          -           -          -         1            1
   n/a           -      n/a          -          n/a         -          n/a          -         n/a          -       n/a            -
     -           -     (170)    (2,318)           -         -            -          -           -          -    (4,024)      (4,024)
______________________________________________________________________________________________________________________________________

     -           -     (150)    (2,081)           -         -            -          -           -          -    (3,228)      (3,228)
______________________________________________________________________________________________________________________________________

    96       1,624    2,540     35,725          385     4,045        1,758     18,398     453,395    453,395    14,000       14,000
     -           -        -          - (1)        -         -            -          -           -          -         -            -
     -           -        5         81          285     3,017          345      3,611          27         26         -            -
   n/a           -      n/a          -          n/a         -          n/a          -         n/a          -       n/a            -
  (668)    (10,469)    (949)   (14,515)      (1,587)  (16,854)        (948)    (9,972)   (341,077)  (341,077)        -            -
______________________________________________________________________________________________________________________________________

  (572)     (8,845)   1,596     21,291         (917)   (9,792)       1,155     12,037     112,345    112,344    14,000       14,000
______________________________________________________________________________________________________________________________________

                                                                131

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2011

                                                                                                      Old Mutual
                                                                                                Dwight High Yield Fund
____________________________________________________________________________________________________________________________________

                                                                                         4/1/10 to                4/1/09 to
                                                                                          3/31/11                  3/31/10
____________________________________________________________________________________________________________________________________

                                                                                    Shares       Dollars     Shares        Dollars
____________________________________________________________________________________________________________________________________

Capital Share Transactions (000):
   Class Z
   Shares Issued                                                                         -    $      -           -       $     -
   Shares Issued upon Reinvestment of Distributions                                      -           -           -             -
   Redemption Fees                                                                     n/a           -         n/a             -
   Shares Redeemed                                                                       -           -           -             -
____________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                                              -           -           -             -
____________________________________________________________________________________________________________________________________

   Class A
   Shares Issued                                                                         -           -           -             -
   Shares Issued upon Reinvestment of Distributions                                      -           -           -             -
   Redemption Fees                                                                     n/a           -         n/a             -
   Shares Redeemed                                                                       -           -           -             -
____________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                                              -           -           -             -
____________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                                                         -           -           -             -
   Shares Issued upon Reinvestment of Distributions                                      -           -           -             -
   Redemption Fees                                                                     n/a           -         n/a             -
   Shares Redeemed                                                                       -           -           -             -
____________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                                              -           -           -             -
____________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                                       219       2,265         783         7,304
   Shares Issued upon Reinvestment of Distributions                                    162       1,669         181         1,808
   Redemption Fees                                                                     n/a           -         n/a             -
   Shares Redeemed                                                                    (234)     (2,472)     (1,234)      (12,301)
____________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions                                147       1,462        (270)       (3,189)
____________________________________________________________________________________________________________________________________

n/a - not applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                132

                        Old Mutual                                                             Old Mutual
                    Dwight Intermediate                                                     Dwight Short Term
                     Fixed Income Fund                                                      Fixed Income Fund
____________________________________________________________________________________________________________________________________

       4/1/10 to                        4/1/09 to                             4/1/10 to                        4/1/09 to
        3/31/11                          3/31/10                               3/31/11                          3/31/10
____________________________________________________________________________________________________________________________________

Shares          Dollars          Shares           Dollars              Shares          Dollars          Shares            Dollars
____________________________________________________________________________________________________________________________________

 1,883         $ 19,138             888          $  8,931               2,098         $ 21,209           2,035           $ 20,198
    82              822              45               461                 244            2,447             360              3,590
   n/a                -             n/a                 -                 n/a                1             n/a                  -
  (685)          (6,956)           (555)           (5,639)             (3,497)         (35,231)         (2,405)           (23,960)
____________________________________________________________________________________________________________________________________

 1,280           13,004             378             3,753              (1,155)         (11,574)            (10)              (172)
____________________________________________________________________________________________________________________________________

   907            9,365           5,629            56,435                 283            2,854           5,364             53,081
   110            1,106              95               962                  16              164              55                548
   n/a                -             n/a                 6                 n/a                -             n/a                  -
(3,019)         (31,050)         (4,201)          (42,654)             (3,476)         (35,116)         (4,148)           (41,435)
____________________________________________________________________________________________________________________________________

(2,002)         (20,579)          1,523            14,749              (3,177)         (32,098)          1,271             12,194
____________________________________________________________________________________________________________________________________

   227            2,334           1,688            16,774                 162            1,637           1,184             11,740
    38              381              24               246                   4               40               9                 89
   n/a                -             n/a                 -                 n/a                -             n/a                  -
(1,129)         (11,545)         (1,196)          (12,160)               (958)          (9,649)           (652)            (6,518)
____________________________________________________________________________________________________________________________________

  (864)          (8,830)            516             4,860                (792)          (7,972)            541              5,311
____________________________________________________________________________________________________________________________________

   278            2,766           1,238            12,590                 927            9,324           2,147             21,414
   117            1,169              80               809                  37              370              20                202
   n/a                -             n/a                 -                 n/a                -             n/a                  -
  (853)          (8,801)         (1,549)          (15,386)               (644)          (6,484)           (500)            (5,015)
____________________________________________________________________________________________________________________________________

  (458)          (4,866)           (231)           (1,987)                320            3,210           1,667             16,601
____________________________________________________________________________________________________________________________________

                                                                133

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2011

6. FEDERAL TAX INFORMATION
____________________________________________________________________________________________________________________________________

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains.
Accordingly, no provision has been made for federal income taxes.

The Funds are subject to the provisions of FASB Accounting Standards Codification 740-10 ("ASC 740-10"), Income Taxes. ASC 740-10
requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not"
recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

ASC 740-10 requires management of the Funds to analyze all open tax years, fiscal years 2008-2011 as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S.
Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the
United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of March 31,
2011, primarily attributable to certain losses which, for tax purposes, are not available to offset future income, different treatment for gains and losses on paydowns of mortgage- and asset-backed securities, returns of capital, utilization of net operating losses, capital loss carryforwards that expire in the current year due to Internal Revenue Code limitations, REIT reclasses between net investment income and long-term capital, and dividends on short sales. These permanent differences were reclassified to/from the following accounts:

                                                       Increase/                Increase/(Decrease)             Increase/(Decrease)
                                                      (Decrease)                   Undistributed                    Accumulated
                                                        Paid-in                    Net Investment                   Net Realized
                                                        Capital                        Income                           Gain
                                                         (000)                         (000)                           (000)
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                         $  (3,787)                       $   3                          $  3,784
Focused Fund                                               (119)                         121                                (2)
Heitman REIT Fund*                                         (329)                         251                                78
Large Cap Growth Fund                                  (172,079)                          73                           172,006
Strategic Small Company Fund                               (857)                         852                                 5
TS&W Mid-Cap Value Fund                                    (320)                        (110)                              430
TS&W Small Cap Value Fund                                  (222)                         232                               (10)
Barrow Hanley Core Bond Fund                                  -                          (15)                               15
Dwight High Yield Fund                                       (2)                          (1)                                3
Dwight Intermediate Fixed Income Fund                        (5)                         297                              (292)
Dwight Short Term Fixed Income Fund                           -                          519                              (519)
____________________________________________________________________________________________________________________________________

These reclassifications had no effect on net assets or net asset value per share.

Amounts designated as "-" are either $0 or have been rounded to $0.

* Information reflects fund activity for tax purposes based on the Fund's December 31, 2010 tax reporting year.

                                                                134

The tax character of dividends and distributions declared during the years ended March 31, 2011 and 2010 were as follows:

                                                                              Ordinary      Long-Term       Return of
                                                                               Income      Capital Gain      Capital      Total
Fund                                                                            (000)         (000)           (000)       (000)
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund
   2011                                                                        $ 1,435       $     -           $  -      $ 1,435
   2010                                                                          1,518             -              -        1,518
Barrow Hanley Value Fund
   2011                                                                          2,145             -              -        2,145
   2010                                                                          3,086             -              -        3,086
Focused Fund
   2011                                                                         18,166        22,254              -       40,420
   2010                                                                            849             -              -          849
Heitman REIT Fund*
   2011                                                                            631             -            329          960
   2010                                                                          1,197             -              -        1,197
Large Cap Growth Fund
   2011                                                                            461             -              -          461
   2010                                                                            679             -            118          797
Strategic Small Company Fund
   2011                                                                            189             -              -          189
   2010                                                                            265             -              -          265
TS&W Mid-Cap Value Fund
   2011                                                                          1,899             -              -        1,899
   2010                                                                          1,314             -              -        1,314
TS&W Small Cap Value Fund
   2010                                                                            207             -             28          235
Barrow Hanley Core Bond Fund
   2011                                                                          2,532           485              -        3,017
   2010                                                                          3,383           230              -        3,613
Cash Reserves Fund
   2011                                                                             68             -              -           68
   2010                                                                             31             -              -           31
Dwight High Yield Fund
   2011                                                                          1,669             -              -        1,669
   2010                                                                          1,810             -              -        1,810
Dwight Intermediate Fixed Income Fund
   2011                                                                          5,227         1,396              -        6,623
   2010                                                                          4,678             -              -        4,678
Dwight Short Term Fixed Income Fund
   2011                                                                          3,468             -              -        3,468
   2010                                                                          5,185             -              -        5,185
____________________________________________________________________________________________________________________________________

* Information reflects fund activity for tax purposes based on the Fund's December 31 tax reporting year.

The TS&W Small Cap Value Fund did not declare dividends or distributions during the year ended March 31, 2011.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                135

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2011

As of March 31, 2011, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                               Undistributed    Undistributed                      Post-       Unrealized         Other
                                  Ordinary        Long-Term       Capital Loss    October     Appreciation      Temporary
                                   Income        Capital Gain    Carryforwards    Losses     (Depreciation)    Differences    Total
                                   (000)            (000)            (000)         (000)          (000)           (000)       (000)
_________________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund       $ 20            $    -        $   (65,225)     $  -          $ 3,786          $   -    $   (61,419)
Barrow Hanley Value Fund             580                 -            (22,733)        -           25,296              -          3,143
Focused Fund                         407                 -         (1,211,617)        -           76,030              -     (1,135,180)
Heitman REIT*                          -                 -            (14,888)        -           16,218              -          1,330
Large Cap Growth Fund                  -                 -           (156,883)        -           64,495              -        (92,388)
Strategic Small Company Fund           -                 -            (42,850)        -           29,728              -        (13,122)
TS&W Mid-Cap Value Fund              583                 -            (23,636)        -           55,063              -         32,010
TS&W Small Cap Value Fund**            -             4,750             (4,727)        -           27,770              -         27,793
Barrow Hanley Core Bond Fund          57               271                  -         -            1,940           (160)         2,108
Cash Reserves Fund                     -                 -                  -         -                -              -              -
Dwight High Yield Bond Fund          372                87                  -         -             (138)           (79)           242
Dwight Intermediate
   Fixed Income Fund                 305               186                  -         -              864           (174)         1,181
Dwight Short Term
   Fixed Income Fund                 272                 -               (903)      (16)             234           (278)          (691)
_________________________________________________________________________________________________________________________________________

*    Information reflects fund activity for tax purposes based on the Fund's December 31, 2010 tax reporting year.

**   The Internal Revenue Code of 1986, as amended, (the "Code") limits the ability of the TS&W Small Cap Value Fund to utilize, in the current year, some of the capital losses carried over from the Old Mutual Small Cap Fund as a result of the March 27, 2009 merger. The undistributed long-term capital gain amounts as of March 31, 2011, include remaining long-term capital gains of approximately $4,750 (000) after application of this limitation. To the extent not utilized in the year ended March 31, 2011, the capital loss carryovers are preserved (subject to applicable limitations) to be utilized against future capital gains.

Amounts designated as "-" are either $0 or have been rounded to $0.

Post-October losses represent losses realized on investment transactions from November 1, 2010 through March 31, 2011 that, in accordance with federal income tax regulations the Funds may elect to defer and treat as having arisen in the following fiscal year.
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a period of up to eight years to the extent allowed by the Internal Revenue Code.

As of March 31, 2011, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (000):

Fund                                      2012        2013        2014        2015        2016        2017        2018        2019        Total
__________________________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund           $      -    $      -       $-         $  -      $ 4,226     $19,658     $41,341      $    -     $   65,225
Barrow Hanley Value Fund                       -           -        -            -            -       2,585      16,647       3,501         22,733
Focused Fund                             806,931     312,740        -            -       24,381      67,565           -           -      1,211,617
Heitman REIT*                                  -           -        -            -            -      14,888           -           -         14,888
Large Cap Growth Fund                    105,397           -        -            -       15,864      21,126      14,496           -        156,883
Strategic Small Company Fund                   -           -        -            -       33,443       4,523       4,884           -         42,850
TS&W Mid-Cap Value Fund                        -           -        -            -        5,975       3,998      13,663           -         23,636
TS&W Small Cap Value Fund                      -           -        -            -        4,727           -           -           -          4,727
Barrow Hanley Core Bond Fund                   -           -        -            -            -           -           -           -              -
Cash Reserves Fund                             -           -        -            -            -           -           -           -              -
Dwight High Yield Fund                         -           -        -            -            -           -           -           -              -
Dwight Intermediate Fixed Income Fund          -           -        -            -            -           -           -           -              -
Dwight Short Term Fixed Income Fund            -           -        -          327            -           -         576           -            903
__________________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

*    Information reflects fund activity for tax purposes based on the Fund's December 31, 2010 tax reporting year.

                                                                136

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the "Act"), the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years (beginning on April 1, 2011) will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards presented in the table above may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended March 31, 2011, the following capital loss carryforwards were utilized to offset realized capital gains and/or expired (000):

Fund                                                                    Amounts
________________________________________________________________________________

Analytic U.S. Long/Short Fund                                           $ 10,565
Focused Fund                                                              32,548
Heitman REIT*                                                             10,237
Large Cap Growth Fund                                                    197,875
Strategic Small Company Fund                                              18,371
TS&W Mid-Cap Value Fund                                                   31,726
TS&W Small Cap Value Fund                                                 11,118
Barrow Hanley Core Bond Fund                                                 260
Dwight Short Term Fixed Income Fund                                          895
________________________________________________________________________________

*    Information reflects fund activity for tax purposes based on the Fund's December 31, 2010 tax reporting year.

Of the capital loss carryforwards attributable to the Focused Fund, Large Cap Growth Fund, Strategic Small Company Fund, TS&W
Mid-Cap Value Fund and TS&W Small Cap Value Fund, the following amounts may be limited as a result of reorganizations completed after the close of business on March 27, 2009 and December 4, 2009 and to the extent unrealized gains and losses that existed at the time of the reorganization are realized, the capital loss carryforwards may be further limited for up to five years from the date of the reorganization (000):

                                                                                          Amounts                   Amounts
                                                                                     limited annually          limited annually
                                                         Total Capital Loss               due to                    due to
                                                            Carryforwards                12/04/09                  03/27/09
                                                             at 03/31/11              reorganization            reorganization
____________________________________________________________________________________________________________________________________

Focused Fund                                                 $1,211,617                   $25,893                   $     -
Large Cap Growth Fund                                           156,883                         -                    20,905
Strategic Small Company Fund                                     42,850                         -                     9,408
TS&W Mid-Cap Value Fund                                          23,636                         -                    13,855
TS&W Small Cap Value Fund                                         4,727                         -                     4,727
____________________________________________________________________________________________________________________________________

The federal tax cost, aggregate gross unrealized appreciation and depreciation of investments, excluding securities sold short, futures contracts and written options contracts, held by each Fund excluding the Cash Reserves Fund, at March 31, 2011, were as follows:

                                                                                                                      Net
                                                                                                                   Unrealized
                                                               Federal Tax      Unrealized       Unrealized      Appreciation/
                                                                   Cost        Appreciation     Depreciation     (Depreciation)
Fund                                                              (000)           (000)            (000)             (000)
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                                    $ 51,857         $ 5,908         $(1,032)          $ 4,876
Barrow Hanley Value Fund                                          105,463          32,421          (7,125)           25,296
Focused Fund                                                      566,419          84,738          (8,708)           76,030
Heitman REIT*                                                      45,845          16,218               -            16,218
Large Cap Growth Fund                                             145,115          65,591          (1,096)           64,495
Strategic Small Company Fund                                       90,279          30,453            (725)           29,728
TS&W Mid-Cap Value Fund                                           227,034          56,305          (1,242)           55,063
TS&W Small Cap Value Fund                                          93,603          30,119          (2,349)           27,770
Barrow Hanley Core Bond Fund                                       45,587           2,074            (134)            1,940
Dwight High Yield Fund                                             11,087             522            (660)             (138)
Dwight Intermediate Fixed Income Fund                              95,466           1,219            (355)              864
Dwight Short Term Fixed Income Fund                               162,859           1,732          (1,498)              234
____________________________________________________________________________________________________________________________________

*    Information reflects fund activity for tax purposes based on the Fund's December 31, 2010 tax reporting year.

                                                                137

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF MARCH 31, 2011

7. CONCENTRATIONS/RISKS
____________________________________________________________________________________________________________________________________

The Cash Reserves Fund invests in a portfolio of money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating agency, or, if not rated, are believed by Dwight to be of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain Funds invest a high percentage of their assets in specific sectors of the market, including real estate. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In addition, the Heitman REIT Fund is concentrated, which means it may invest 25% or more of its net assets in specific industries.

There are risks associated with selling short, including the risk that a Fund engaged in short sales may have to cover its short positions at a higher price than the short price, resulting in a loss. A Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases.

The Dwight High Yield Fund invests in high yield securities which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These high yield securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments and may be subject to significant price fluctuations.

Certain funds may invest in mortgage related or other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, decreases in real estate values and early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although certain mortgages and mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each
Fund. However, based on experience, the Funds expect the risk of loss pursuant to such indemnifications to be remote.

8. INTERFUND LENDING
____________________________________________________________________________________________________________________________________

Pursuant to resolutions adopted by the Board of Trustees of each of the Trust and Old Mutual Funds I (together, the "Trusts"), on behalf of certain series portfolios of the Trusts (for the purposes of this Note 8, the "OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the SEC on August 12, 2003 to the Trusts. The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the OM Funds may borrow more than 10% of their assets.

The Funds had no outstanding borrowings or loans related to interfund lending at any time during the year ended March 31, 2011.

9. LITIGATION
____________________________________________________________________________________________________________________________________

PBHG Funds (now known as Old Mutual Funds II) and PBHG Fund Distributors (now known as Old Mutual Investment Partners) have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the
"Civil Litigation"). The Civil Litigation consolidates and coordinates a number of individual class action suits and derivative suits based on similar claims, which were previously filed against PBHG Funds and PBHG Fund Distributors in other jurisdictions, and were transferred to the U.S. District Court for the District of Maryland (the "Maryland District Court"). Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i)
violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of PBHG Fund Distributors as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of PBHG Funds' 12b-1 Plan.

                                                                138

A proposed settlement of the Class Action and Derivative Suits has been filed with the Maryland District Court. A description of the settlement can be found at http://www.mutualfundsettlements.com/pb/PGM_Notice%207.1.10.pdf.

Old Mutual Capital does not believe that the outcome of the Civil Litigation will materially affect the Funds or its ability to carry out its duty as investment adviser to the Funds.

10. EXPENSES BORNE BY ADVISER
____________________________________________________________________________________________________________________________________

Legal, printing and/or compliance audit expenses relating to the Civil Litigation described in Note 9 and certain regulatory examinations in connection with the market timing allegations were incurred, and the Adviser and/or the former adviser paid these expenses on behalf of the Trust. Had the Adviser and/or the former adviser not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2011, 2010, 2009, 2008 and 2007.

11. NEW ACCOUNTING PRONOUNCEMENT
____________________________________________________________________________________________________________________________________

In January 2010, the FASB issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value
Measurements." ASU 2010-06 which, among other disclosure items, requires the Funds to include disclosures on purchases, sales, issuances and settlements in the reconciliation of activity in Level 3 fair value measurements. This is effective for interim and annual reporting periods beginning after December 15, 2010. The Adviser has evaluated the implications of ASU No. 2010-06 and does not anticipate a material impact on the financial statements.

12. SUBSEQUENT EVENTS
____________________________________________________________________________________________________________________________________

In accordance with the provisions set forth in FASB Accounting Standards Codification 855-10 Subsequent Events, the Adviser has
evaluated the possibility of subsequent events existing in the Funds' financial statements. On March 3, 2011, the Board approved several resolutions impacting the Strategic Small Company Fund that are expected to occur on or around May 23, 2011. The Strategic
Small Company Fund will change its investment strategy from a domestic small cap strategy to an international small cap strategy;
Copper Rock will become the sole sub-adviser and the sub-advisory agreements with Ashfield and Eagle will terminate; the Strategic
Small Company Fund will change its name to Old Mutual Copper Rock International Small Cap Fund; and the benchmark will change from the Russell 2000 Growth Index to the S&P Developed ex-U.S. SmallCap Index. The Adviser has determined that there are no additional material events that would require disclosure in the Funds' financial statements.

                                                                139

[PWC LOGO]

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Old Mutual Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets, and of cash flows for the Old Mutual Analytic U.S. Long/Short Fund and the
financial highlights present fairly, in all material respects, the financial position of Old Mutual Analytic U.S. Long/Short Fund,
Old Mutual Barrow Hanley Value Fund, Old Mutual Focused Fund, Old Mutual Heitman REIT Fund, Old Mutual Large Cap Growth Fund, Old
Mutual Strategic Small Company Fund, Old Mutual TS&W Mid-Cap Value, Old Mutual TS&W Small Cap Value Fund, Old Mutual Barrow Hanley
Core Bond Fund, Old Mutual Cash Reserves Fund, Old Mutual Dwight High Yield Fund, Old Mutual Dwight Intermediate Fixed Income Fund,
and Old Mutual Dwight Short Term Fixed Income Fund (constituting Old Mutual Funds II, hereafter referred to as the "Funds") at March
31, 2011 and the results of each of their operations, the changes in each of their net assets, and of the cash flows for the Old
Mutual Analytic U.S. Long/Short Fund and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
May 18, 2011

....................................................................................................................................

PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, CO 80202
T: (720) 931 7000, F: (720) 931 7100, www.pwc.com/us

                                                                140

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a March 31, 2011 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2011 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended
March 31, 2011, each Fund is designating the following items with regard to distributions paid during the year.

                                                                                Qualifying
                                                                               For Corporate                                         Qualified
                                                                  Long Term      Dividends     Qualifying      U.S.       Qualified  Short Term
                                                                 Capital Gain    Receivable     Dividend    Government    Interest    Capital
Fund                                                             Distribution* Deduction (1)   Income (2)  Interest (3)   Income (4)  Gain (5)
________________________________________________________________________________________________________________________________________________

Old Mutual Analytic U.S. Long/Short Fund .....................             -       100.00%       100.00%       0.09%          0.06%      0.00%
Old Mutual Barrow Hanley Value Fund ..........................             -       100.00%       100.00%       0.00%          0.08%      0.00%
Old Mutual Focused Fund ......................................   $22,254,107       100.00%       100.00%       0.00%          0.23%      0.00%
Old Mutual Heitman REIT ......................................             -         0.00%         0.40%       0.00%          0.00%      0.00%
Old Mutual Large Cap Growth Fund .............................             -       100.00%       100.00%       0.00%          0.06%      0.00%
Old Mutual Strategic Small Company Fund ......................             -         0.00%         0.00%       0.00%          0.00%      0.00%
Old Mutual TS&W Mid-Cap Value Fund ...........................             -       100.00%       100.00%       0.00%          0.29%      0.00%
Old Mutual TS&W Small Cap Value Fund .........................             -         0.00%         0.00%       0.00%          0.00%      0.00%
Old Mutual Barrow Hanley Core Bond Fund ......................   $   484,571         0.00%         0.00%       6.29%        100.00%    100.00%
Old Mutual Cash Reserves Fund ................................             -         0.00%         0.00%       0.18%        100.00%      0.00%
Old Mutual Dwight High Yield Fund ............................             -         0.00%         0.00%       0.00%        100.00%    100.00%
Old Mutual Dwight Intermediate Fixed Income Fund .............   $ 1,396,363         0.00%         0.00%       2.86%        100.00%    100.00%
Old Mutual Dwight Short Term Fixed Income Fund ...............             -         0.00%         0.00%       9.98%        100.00%      0.00%
________________________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________________________

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax
    Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the Funds in the table to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation
    Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by the American Jobs
    Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S.
    withholding tax when paid to foreign investors.

*   These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

                                                                141

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities is available
(i) without charge, upon request, by calling 888-772-2888 toll-free; (ii) on the Trust's website at oldmutualfunds.com; and (iii) on the SEC's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities for the twelve-month period ended June 30, 2010 is available (i) without charge, upon request, by calling 888-772-2888 toll free; (ii) on the Trust's website at oldmutualfunds.com;
and (iii) on the SEC's website at http://www.sec.gov.

Old Mutual Funds II Form N-Q Information

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form
N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's
Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330 toll-free. A list of each Fund's full portfolio holdings for the prior calendar quarter is also available on the
Trust's website at oldmutualfunds.com fifteen days after the end of that calendar quarter.

                                                                142

FUND EXPENSES EXAMPLE (Unaudited)

Six Month Hypothetical Expense Example - March 31, 2011

Example. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. The Funds may charge transaction fees, including sales charges (loads) on purchase payments; redemption fees; and exchange fees. The Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended March 31, 2011.

Actual Expenses. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, administration, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the
$10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5%
per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                              Annualized      Expenses                                                                     Annualized      Expenses
                                    Beginning     Ending        Expense         Paid                                             Beginning     Ending        Expense         Paid
                                     Account      Account   Ratio for the      During                                             Account      Account   Ratio for the      During
                                      Value        Value      Six Month       Six Month                                            Value        Value      Six Month       Six Month
                                    10/1/2010    3/31/2011     Period          Period*                                           10/1/2010    3/31/2011     Period          Period*
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual Analytic U.S Long/Short Fund - Class A                                            Old Mutual Focused Fund - Class A
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return               $1,000.00    $1,205.20        1.36%        $7.48            Actual Fund Return               $1,000.00    $1,145.40        1.20%        $6.42
   Hypothetical 5% Return            1,000.00     1,017.60        1.36          6.84            Hypothetical 5% Return            1,000.00     1,018.95        1.20          6.04
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual Analytic U.S Long/Short Fund - Class Z                                            Old Mutual Focused Fund - Class Z
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,206.10        1.11          6.11            Actual Fund Return                1,000.00     1,148.00        0.95          5.09
   Hypothetical 5% Return            1,000.00     1,018.85        1.11          5.59            Hypothetical 5% Return            1,000.00     1,020.19        0.95          4.78
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual Analytic U.S Long/Short Fund - Institutional Class                                Old Mutual Focused Fund - Institutional Class
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,208.00        0.91          5.01            Actual Fund Return                1,000.00     1,148.70        0.80          4.29
   Hypothetical 5% Return            1,000.00     1,019.85        0.91          4.58            Hypothetical 5% Return            1,000.00     1,020.94        0.80          4.03
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual Barrow Hanley Value Fund - Class A                                                Old Mutual Heitman REIT Fund - Class A
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,161.60        1.20          6.47            Actual Fund Return                1,000.00     1,146.40        1.50          8.03
   Hypothetical 5% Return            1,000.00     1,018.95        1.20          6.04            Hypothetical 5% Return            1,000.00     1,017.45        1.50          7.54
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual Barrow Hanley Value Fund - Class Z                                                Old Mutual Heitman REIT Fund - Class Z
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,162.50        0.95          5.12            Actual Fund Return                1,000.00     1,149.20        1.15          6.16
   Hypothetical 5% Return            1,000.00     1,020.19        0.95          4.78            Hypothetical 5% Return            1,000.00     1,019.00        1.15          5.79
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual Barrow Hanley Value Fund - Institutional Class                                    Old Mutual Heitman REIT Fund - Institutional Class
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,163.30        0.85          4.58            Actual Fund Return                1,000.00     1,149.80        0.95          5.09
   Hypothetical 5% Return            1,000.00     1,020.69        0.85          4.28            Hypothetical 5% Return            1,000.00     1,020.19        0.95          4.78
_________________________________________________________________________________________    _________________________________________________________________________________________

                                                                143

FUND EXPENSES EXAMPLE (Unaudited) - concluded

                                                              Annualized      Expenses                                                                     Annualized      Expenses
                                    Beginning     Ending        Expense         Paid                                             Beginning     Ending        Expense         Paid
                                     Account      Account   Ratio for the      During                                             Account      Account   Ratio for the      During
                                      Value        Value      Six Month       Six Month                                            Value        Value      Six Month       Six Month
                                    10/1/2010    3/31/2011     Period          Period*                                           10/1/2010    3/31/2011     Period          Period*
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual Large Cap Growth Fund - Class A                                                   Old Mutual Cash Reserves Fund - Class A
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return               $1,000.00    $1,171.20        1.21%        $6.55            Actual Fund Return               $1,000.00    $1,000.00        0.27%        $1.35
   Hypothetical 5% Return            1,000.00     1,018.80        1.21          6.09            Hypothetical 5% Return            1,000.00     1,023.49        0.27          1.36
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual Large Cap Growth Fund - Class Z                                                   Old Mutual Cash Reserves Fund - Class Z
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,172.70        0.96          5.20            Actual Fund Return                1,000.00     1,000.00        0.27          1.35
   Hypothetical 5% Return            1,000.00     1,020.04        0.96          4.84            Hypothetical 5% Return            1,000.00     1,023.54        0.27          1.36
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual Large Cap Growth Fund - Institutional Class                                       Old Mutual Cash Reserves Fund - Institutional Class
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,173.30        0.86          4.66            Actual Fund Return                1,000.00     1,000.40        0.20          1.00
   Hypothetical 5% Return            1,000.00     1,020.54        0.86          4.33            Hypothetical 5% Return            1,000.00     1,023.93        0.20          1.01
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual Strategic Small Company Fund - Class A                                            Old Mutual Dwight High Yield Fund - Institutional Class
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,298.40        1.55          8.88            Actual Fund Return                1,000.00     1,082.80        0.80          4.15
   Hypothetical 5% Return            1,000.00     1,017.20        1.55          7.80            Hypothetical 5% Return            1,000.00     1,020.94        0.80          4.03
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual Strategic Small Company Fund - Class Z                                            Old Mutual Dwight Intermediate Fixed Income Fund - Class A
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,300.60        1.30          7.46            Actual Fund Return                1,000.00     1,004.40        0.83          4.15
   Hypothetical 5% Return            1,000.00     1,018.45        1.30          6.54            Hypothetical 5% Return            1,000.00     1,020.79        0.83          4.18
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual Strategic Small Company Fund - Institutional Class                                Old Mutual Dwight Intermediate Fixed Income Fund - Class C
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,302.30        1.05          6.03            Actual Fund Return                1,000.00     1,000.60        1.58          7.88
   Hypothetical 5% Return            1,000.00     1,019.70        1.05          5.29            Hypothetical 5% Return            1,000.00     1,017.05        1.58          7.95
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual TS&W Mid-Cap Value Fund - Class A                                                 Old Mutual Dwight Intermediate Fixed Income Fund - Class Z
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,184.80        1.40          7.63            Actual Fund Return                1,000.00     1,005.80        0.58          2.90
   Hypothetical 5% Return            1,000.00     1,017.95        1.40          7.04            Hypothetical 5% Return            1,000.00     1,022.04        0.58          2.92
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual TS&W Mid-Cap Value Fund - Class Z                                                 Old Mutual Dwight Intermediate Fixed Income Fund - Institutional Class
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,186.40        1.12          6.11            Actual Fund Return                1,000.00     1,007.10        0.50          2.50
   Hypothetical 5% Return            1,000.00     1,019.35        1.12          5.64            Hypothetical 5% Return            1,000.00     1,022.44        0.50          2.52
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual TS&W Mid-Cap Value Fund - Institutional Class                                     Old Mutual Dwight Short Term Fixed Income Fund - Class A
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,186.60        1.00          5.45            Actual Fund Return                1,000.00     1,000.10        0.95          4.74
   Hypothetical 5% Return            1,000.00     1,019.95        1.00          5.04            Hypothetical 5% Return            1,000.00     1,020.19        0.95          4.78
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual TS&W Small Cap Value Fund - Class A                                               Old Mutual Dwight Short Term Fixed Income Fund - Class C
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,221.80        1.50          8.31            Actual Fund Return                1,000.00       996.60        1.45          7.22
   Hypothetical 5% Return            1,000.00     1,017.45        1.50          7.54            Hypothetical 5% Return            1,000.00     1,017.70        1.45          7.29
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual TS&W Small Cap Value Fund - Class Z                                               Old Mutual Dwight Short Term Fixed Income Fund - Class Z
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,223.40        1.25          6.93            Actual Fund Return                1,000.00     1,001.40        0.70          3.49
   Hypothetical 5% Return            1,000.00     1,018.70        1.25          6.29            Hypothetical 5% Return            1,000.00     1,021.44        0.70          3.53
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual TS&W Small Cap Value Fund - Institutional Class                                   Old Mutual Dwight Short Term Fixed Income Fund - Institutional Class
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,224.30        1.10          6.10            Actual Fund Return                1,000.00     1,001.20        0.55          2.74
   Hypothetical 5% Return            1,000.00     1,019.45        1.10          5.54            Hypothetical 5% Return            1,000.00     1,022.19        0.55          2.77
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual Barrow Hanley Core Bond Fund - Institutional Class
_________________________________________________________________________________________

   Actual Fund Return                1,000.00       998.30        0.70          3.49
   Hypothetical 5% Return            1,000.00     1,021.44        0.70          3.53
_________________________________________________________________________________________

* Expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 days (to reflect the one-half year period).

                                                                144

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST
As of March 31, 2011 (Unaudited)

Trustees

The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware. The Trustees and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Trustees and Officers may be contacted c/o Old Mutual Capital, Inc., 4643 South Ulster Street, Suite 700,
Denver, Colorado 80237. The Trust's Statement of Additional Information includes additional information about the Trustees and is available at oldmutualfunds.com or upon request, without charge, by calling 888-772-2888.

The chart below lists the Trustees of the Trust as of March 31, 2011, the end of the reporting period.

________________________________________________________________________________________________________________________________________________________________________________

INDEPENDENT TRUSTEES
________________________________________________________________________________________________________________________________________________________________________________

                                                                                                          Number of Funds
                                              Term of Office*                                          in the Old Mutual Fund
                           Position(s) Held    and Length of         Principal Occupation(s)              Complex Overseen             Other Directorships Held by Trustee
Name and Age               with the Trust       Time Served          During Past Five Years                   by Trustee                      During Past Five Years
________________________________________________________________________________________________________________________________________________________________________________

L. Kent Moore                Chairman of      Since April 19,    Managing Member, Eagle River                     22                Chairman of Board and Trustee of Old Mutual
Age: 55                     the Board and          2010          Ventures, LLC (investments) since                                  Funds I since 2004. Director of TS&W/
                               Trustee                           2003. Chairman, Foothills Energy                                   Claymore Tax-Advantaged Balanced Fund
                                                                 Ventures, LLC, since 2006. Partner,                                and Old Mutual/Claymore Long Short Fund
                                                                 WillSource Enterprise, LLC (oil and                                since 2004. Trustee of Old Mutual Funds III,
                                                                 gas exploration and production),                                   2008-2009.
                                                                 2005 to 2006. Managing Director,
                                                                 High Sierra Energy, LP (holding
                                                                 company of natural resource
                                                                 related businesses), 2004 to
                                                                 2005. Portfolio Manager and Vice
                                                                 President of Janus Capital Corp.,
                                                                 2000 to 2002. Senior Analyst and
                                                                 Portfolio Manager, Marsico Capital
                                                                 Management, 1997 to 1999.
________________________________________________________________________________________________________________________________________________________________________________

John R. Bartholdson            Trustee          Since 1995       Retired. Formerly Chief Financial                22                Director of ING Clarion Real Estate Income
Age: 66                                                          Officer, The Triumph Group, Inc.                                   Fund from 2004 to 2009 and ING Clarion
                                                                 (manufacturing), 1992 to 2007.                                     Global Real Estate Income Fund since 2004.
                                                                                                                                    Trustee of Old Mutual Funds I since 2004.
                                                                                                                                    Trustee of Old Mutual Insurance Series
                                                                                                                                    Fund, 1997-2009, and Old Mutual Funds III,
                                                                                                                                    2008-2009.
________________________________________________________________________________________________________________________________________________________________________________

Robert M. Hamje                Trustee        Since April 19,    Retired. Formerly President and                  22                Trustee of Old Mutual Funds I since 2004.
Age: 68                                            2010          Chief Investment Officer, TRW                                      Director of TS&W/Claymore Tax-Advantaged
                                                                 Investment Management Company                                      Balanced Fund and Old Mutual/Claymore
                                                                 (investment management),                                           Long-Short Fund since 2004. Chairman of the
                                                                 1984 - 2003.                                                       Board and Trustee of Old Mutual Funds III,
                                                                                                                                    2008-2009.
________________________________________________________________________________________________________________________________________________________________________________

Jarrett B. Kling               Trustee        Since April 19,    Managing Director, ING Clarion                   22                Trustee of Old Mutual Funds I since 2004.
Age: 67                                            2010          Real Estate Securities, L.P.                                       Trustee, Hirtle Callaghan Trust since 1995;
                                                                 (investment management),                                           ING Clarion Real Estate Income Fund from
                                                                 1998 - present.                                                    2004 to 2009; ING Clarion Global Real
                                                                                                                                    Estate Income Fund since 2004; and ING
                                                                                                                                    Clarion since 1998. Trustee of Old Mutual
                                                                                                                                    Funds III, 2008-2009.
________________________________________________________________________________________________________________________________________________________________________________

* Trustee of the Trust until such time as his or her successor is duly elected and appointed.

________________________________________________________________________________________________________________________________________________________________________________

ADVISORY TRUSTEE
________________________________________________________________________________________________________________________________________________________________________________

                                                                                                           Number of Funds
                                               Term of Office*                                          in the Old Mutual Fund
                           Position(s) Held     and Length of       Principal Occupation(s) During         Complex Overseen            Other Directorships Held by Trustee
Name and Age                with the Trust       Time Served                 Past 5 Years                     by Trustee                        During Past Five Years
________________________________________________________________________________________________________________________________________________________________________________

Walter W. Driver, Jr.**    Advisory Trustee      Since 2010      Chairman - Southeast, Goldman                    22               Total Systems Services, Inc., Equifax, Inc.,
Age: 65                                                          Sachs & Co., 2006 - present.                                      Old Mutual Funds I (Advisory Trustee),
                                                                 Chairman, King & Spalding LLP (law                                since 2007, Old Mutual Funds I (Trustee),
                                                                 firm), 1970 - 2006.                                               2005 - 2006, and Old Mutual Funds III
                                                                                                                                   (Advisory Trustee), 2008 - 2009.
________________________________________________________________________________________________________________________________________________________________________________

*  Trustee of the Trust until such time as his or her successor is duly elected and appointed.

** Mr. Driver is considered to be an "interested person" of the Trust, as that term is defined in the 1940 Act, due to his employment at Goldman Sachs & Co. and the possibility that the Trust may execute trades with Goldman Sachs & Co. acting as principal. As an Advisory Trustee, Mr. Driver has no voting rights.

                                                                145

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST - concluded
As of March 31, 2011 (Unaudited)

Trust Officers

The Board elects the Officers of the Trust to actively supervise its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Adviser, are responsible for the day-to-day administration of the Trust and the Funds. The
Officers of the Trust receive no direct compensation from the Trust or the Funds. Certain Officers also serve as an officer in a similar capacity for Old Mutual Funds I, another registered investment company managed by the Adviser.

The Officers of the Trust as of the end of the reporting period and their principal occupation for the last five years are set forth below. Trust Officers are elected annually by the Board and continue to hold office until they resign, are removed, or until their successors are elected.

_______________________________________________________________________________________________________________________________________________________________________

Officers
_______________________________________________________________________________________________________________________________________________________________________

                                        Term of Office and
                       Position Held      Length of Time                                           Principal Occupation(s)
Name and Age           with the Trust         Served                                                 During Past 5 Years
_______________________________________________________________________________________________________________________________________________________________________

Julian F. Sluyters       President          Since 2006          Chief Executive Officer, June 2008 - present, President, October 2006 - present, and Chief Operating
Age: 50                and Principal                            Officer, October 2006 - June 2008, Old Mutual Capital, Inc. President, Chief Financial Officer and
                         Executive                              Treasurer, Old Mutual Fund Services, October 2006 - present. President, November 2008 - present, Old
                          Officer                               Mutual Investment Partners.
_______________________________________________________________________________________________________________________________________________________________________

Robert T. Kelly          Treasurer          Since 2006          Vice President, June 2007 - present, Old Mutual Capital, Inc. and Vice President, October 2006 -
Age: 41                and Principal                            present, Old Mutual Fund Services. Vice President of Portfolio Accounting, Founders Asset Management
                         Financial                              LLC, 2000 - February 2006.
                          Officer
_______________________________________________________________________________________________________________________________________________________________________

Andra C. Ozols*        Vice President       Since 2005          Chief Administrative Officer, September 2008 - present, Senior Vice President, Secretary, and General
Age: 49                and Secretary                            Counsel, July 2005 - present, Old Mutual Capital, Inc., Old Mutual Investment Partners, and Old Mutual
                                                                Fund Services.
_______________________________________________________________________________________________________________________________________________________________________

Kathryn A. Burns      Vice President,    Vice President and     Chief Compliance Officer, March 2010 - present, Vice President, January 2010 - present, Regulatory
Age: 34                    Chief          Chief Compliance      Reporting Manager, August 2006 - present, and Assistant Vice President, January 2009 - January 2010,
                         Compliance     Officer since 2010;     Old Mutual Fund Services. Chief Compliance Officer, March 2010 - present and Vice President, January
                        Officer and     Assistant Treasurer     2010 - present, Old Mutual Capital, Inc. Manager, 2004 - July 2006, PricewaterhouseCoopers LLP.
                         Assistant          since 2006
                         Treasurer
_______________________________________________________________________________________________________________________________________________________________________

Kathryn L. Santoro*   Vice President    Vice President since    Vice President and Associate General Counsel, January 2009 - present, and Associate Counsel, November
Age: 36                and Assistant      2010; Assistant       2005 - January 2009, Old Mutual Capital, Inc.
                         Secretary        Secretary since
                                               2007
_______________________________________________________________________________________________________________________________________________________________________

* Effective May 3, 2011, Andra C. Ozols resigned her position as Vice President and Secretary. Effective May 4, 2011, Kathryn L.
  Santoro was appointed Vice President and Secretary.

                                                                146

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS (Unaudited)

Background

On November 16, 2010, the Board of Trustees ("Board" or "Trustees") of Old Mutual Funds II (the "Trust"), including all those who are not "interested persons" of the Trust, approved the continuance of investment management agreements (the "Management Agreement")
with Old Mutual Capital, Inc. ("OMCAP") and sub-advisory agreements with each of the Trust's sub-advisers (each a "Sub-Advisory
Agreement" and, together with the Management Agreement, the "Advisory Agreements") for a one year period ending December 31, 2011.
Under the Management Agreement, OMCAP has day-to-day responsibility for overall investment supervision, compliance and administrative functions for each series portfolio of the Trust (each a "Fund" and together, the "Funds"). Portfolio management of the Funds is performed by the sub-advisers, subject to the oversight of OMCAP and the Board.

In reaching its decision to approve the continuance of the Advisory Agreements, the Board, represented by independent legal counsel, considered the reduction in the management fees paid by the Funds and the management fee breakpoints instituted as part of the extensive restructuring of the Funds' portfolio management and expense structure in 2006 (the "2006 Restructuring"). In addition, the Board considered OMCAP's contractual agreement to limit the Funds' expenses through December 31, 2012 and OMCAP's contractual agreement to limit the Old Mutual Focused Fund's expenses through July 31, 2014. In the course of its deliberations, the Board evaluated, among other things, information related to the investment philosophy, strategies and techniques used in managing each
Fund; the qualifications of the investment personnel at OMCAP and each of the sub-advisers; the compliance programs of OMCAP and the sub-advisers; brokerage practices, including the extent the sub-advisers obtained research through "soft dollar" arrangements with the Funds' brokerage; and the financial and non-financial resources available to provide services required under the Advisory
Agreements.

The Board relied on the Trust's Senior Vice President (the "Senior Officer"), who is independent from the Trust's various service providers, including OMCAP and its affiliates, in analyzing the Advisory Agreements and fee structures for each Fund except the Old
Mutual TS&W Mid-Cap Value Fund, Old Mutual Barrow Hanley Core Bond Fund and Old Mutual Dwight High Yield Fund (the "Excluded
Funds"). The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and the sub-advisers
(the "Senior Officer's Report"). The Board also received a report prepared by OMCAP on comparative mutual fund performance, advisory fees, and expense levels for each Fund (the "Peer Reports"). The comparative fund peer groups utilized for the reports were compiled by Lipper, Inc. ("Lipper"), an independent mutual fund statistical service. Except for the Old Mutual Barrow Hanley Core Bond Fund,
the comparative fund peer universe consists of a Fund and all other funds in that Fund's investment-style category, as classified by
Lipper. The peer universe for the Old Mutual Barrow Hanley Core Bond Fund is categorized by Lipper as a "general bond" fund, and groups it with other fixed-income funds with varying investment strategies.

Senior Officer's Report

The Senior Officer's Report evaluated the proposed management and sub-advisory fees under the Advisory Agreements and considered a number of specific factors applicable to each Fund other than the Excluded Funds. These factors included:

     o The nature and quality of the services provided by OMCAP and the sub-advisers, including Fund performance

     o Management fees incurred by other mutual funds for like services

     o Costs to OMCAP and its affiliates of supplying services pursuant to the Management Agreement, excluding intra-corporate profit

     o Profit margins of OMCAP and its affiliates and the sub-advisers from providing the services

     o Management fees charged by OMCAP and the sub-advisers to other clients

     o Possible economies of scale

The Senior Officer conducted due diligence in connection with his review, including the following:

     o Reviewed the materials submitted by OMCAP and the sub-advisers

     o Reviewed financial information for the twelve month period ending August 31, 2010 presented by OMCAP and each of the sub-
       advisers

     o Prepared additional spreadsheets and analysis regarding the financial information

     o Visited the offices of selected sub-advisers during the course of the year to interview portfolio managers and administrative officers

     o Attended all of the Trust's regularly scheduled 2010 Board meetings and listened to presentations from OMCAP and the sub-
       advisers

     o Reviewed the Peer Reports which compared the performance of each Fund with the performance universe of funds in its investment category and to its benchmark for the one year, three year and fifty-six month periods ending August 31, 2010

     o Reviewed the Peer Reports which compared the advisory fee and expense ratio of each Fund to the universe of funds in its investment category as of March 31, 2010 with those of other funds in its investment category

The Senior Officer recommended that the Board approve the continuance of the Advisory Agreements and the related fees, except as noted below. The discussion under the "Board Considerations" section below explains various factors, including the Senior Officer's
Report, considered by the Board which resulted in the Board's approval of the Advisory Agreements.

                                                                147

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS (Unaudited) - continued

Board Considerations

In reviewing the Advisory Agreements, the Board considered the following matters:

     o Nature and Extent of Services - The Board considered the combined investment management and administrative services provided by OMCAP under its single, unified Management Agreement with the Trust. The Board further considered the recent restructuring of OMCAP and outsourcing of certain administrative functions to a third-party service provider. The Board believed that the combined advisory and administrative services provided a single point of contact for these services and a clearer focus on total expenses incurred by the Funds for these services than would otherwise be available through separate advisory and administration agreements.

     o Management Fees - In reviewing management fees of the Funds, the Board considered the extensive discussions between OMCAP and the Board that took place as part of the 2006 Restructuring regarding the combined investment advisory and administrative fee (the "Management Fee") for each of the Funds. The Board considered that the Management Fee for each then existing Fund had been reduced as part of the 2006 Restructuring. The Board considered the breakpoint schedules and expense limitation agreement (discussed below under Breakpoints for Management Fees, and under Fund Expenses) that were put in place as part of the 2006 Restructuring and continued thereafter. The Board also considered further management fee reductions that took effect for the Old Mutual Cash Reserves Fund on March 12, 2010. The Board further considered the current Management Fee for each
       Fund as compared to the data contained in the Peer Report as of March 31, 2010. In addition, the Board reviewed the sub-advisory fee paid by OMCAP to the sub-adviser(s) for each Fund pursuant to the Sub-Advisory Agreement(s) (the
       "Sub-Advisory Fee"). A more detailed discussion of each Fund's Management Fee is contained in the "Advisory Agreements"
       section below.

     o Breakpoints for Management Fees - The Board considered the Management Fee breakpoints that had been established to benefit the Funds. The Board noted that Management Fee breakpoints were not established for the Old Mutual Cash Reserves Fund in connection with the Management Fee reduction on March 12, 2010. The Trustees considered these breakpoints an acceptable framework of expense savings to pass on to shareholders resulting from economies of scale despite that many Funds were not large enough to trigger a fee breakpoint.

     o Fund Expenses - The Board considered that as a result of its extensive discussions with OMCAP in connection with the 2006
       Restructuring and since that time, OMCAP contractually agreed to cap expenses borne by the Funds and their shareholders pursuant to expense limitation agreements ("Expense Limitation Agreement"). These expense limitations provided a meaningful reduction to the Funds' expense ratios and brought the total annual operating expense ratios of most Funds to levels at or below the median total expense ratios of unaffiliated funds in a peer group selected by Lipper. The Board considered further contractual expense reductions that took effect for the Old Mutual Cash Reserves Fund on March 12, 2010, and OMCAP's
       voluntary agreement to reimburse expenses of the Old Mutual Cash Reserves Fund to the extent necessary to assist the Fund in maintaining a minimum yield of 0.0% for each of the Fund's share classes. The Board further considered that OMCAP contractually committed to extend the expense limitations for the Old Mutual Focused Fund through July 31, 2014 and for all other Funds through December 31, 2012.

     o Performance - With respect to the sub-advisers, the Board considered the historical investment performance of each sub-adviser in managing the Funds and compared the sub-advisers' performance with that of unaffiliated funds in a peer group selected by Lipper. A more detailed discussion of each Fund's performance is contained in the "Advisory Agreements" section below.

     o Multi-Manager Structure - With respect to the Old Mutual Strategic Small Company Fund, the Board considered the effectiveness of the Fund's multi-manager approach as a means to reduce risk and moderate the volatility inherent in the market segments in which the Fund invests. The Board also considered the potential advantages of the multi-manager approach of the Fund in creating a unique fund offering that does not directly compete with existing investment products offered by the individual sub-advisers.

     o Compliance Undertakings - The Board considered that as part of the 2006 Restructuring, OMCAP agreed to operate under additional compliance policies and procedures ("Compliance Undertakings") pursuant to settlements by the Trust's former investment adviser with the Securities and Exchange Commission and separately with the New York Attorney General, many of which are more extensive than that required by current securities regulations. The Board recognized that these Compliance
       Undertakings represent additional protection to the Funds and their shareholders.

     o Benefits derived by OMCAP from its relationship with the Funds - The Board considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Board also reviewed the profitability of OMCAP, its subsidiaries, and the sub-advisers in connection with providing services to the Funds. The Board weighed the benefits to affiliates of OMCAP, namely the Trust's relationship with its distributor, Old Mutual Investment Partners, which, although not profitable, created further visibility for OMCAP and its parent, Old Mutual (US) Holdings, Inc.

                                                                148

Advisory Agreements

Discussed below in more detail is the Board's consideration of the Management Fee and expense limitation elements of the Advisory
Agreements for each Fund as well as a discussion of the investment performance of each Fund, the Senior Officer report and the
Board's conclusions.

    Old Mutual Analytic U.S. Long/Short Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Analytic Investors, LLC ("Analytic"), the Fund's sub-adviser.

    Performance - With respect to performance, the Trustees considered that the Fund's Class Z share performance for the one year period ending August 31, 2010 ranked last in the Fund's Lipper performance group. The Trustees further considered that the
    Fund's Class Z share performance for the three year period ending August 31, 2010 ranked in the 60th percentile of the Fund's
    Lipper performance group but noted that the Fund ranked in the 1st percentile for the 56-month period ending August 31, 2010.
    The Trustees noted the effect that market volatility had on investment performance for the one year and three year periods ending August 31, 2010.

    Management Fees - The Trustees considered that the Management Fee of 0.80% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was on the low end of the fees OMCAP charged equity funds of which it is the adviser.
    The Trustees noted that the Fund's contractual Management Fee was the most competitive fee in its Lipper expense group, but that the Fund's actual Management Fee ranked in the 57th percentile of the Fund's Lipper expense group due to OMCAP's recoupment of
    Management Fees waived and expenses paid under the Expense Limitation Agreement during the one year period ending March 31,
    2010.

    Fee Waivers - The Trustees considered OMCAP's agreement to waive its Management Fee or reimburse Fund expenses to limit the
    Fund's total annual operating expenses through December 31, 2012 to no more than 1.10% per year (exclusive of certain expenses such as dividends on short sales, brokerage commissions, distribution and service fees, and extraordinary expenses) for the
    Fund's Class Z shares with corresponding limitations for the Fund's other share classes pursuant to the Expense Limitation
    Agreement. The Trustees considered that the Fund's net total annual operating expenses for Class Z shares after waivers ranked in the 14th percentile of the Fund's Lipper expense group.

    Senior Officer's Report - The Trustees considered that Senior Officer's Report indicated that the Fund's recent underperformance relative to the universe of funds in its investment category, combined with the net redemptions and the negative trend in investor perception regarding quantitative funds, bear watching. The Trustees noted that the Senior Officer's Report further indicated that despite the Fund's underperformance during the past year, the Fund has a longer-term record of outperforming its benchmark, and recommended the continuation of the Management Agreement and Sub-Advisory Agreement with Analytic for another year.

    Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the contractual Management Fee being the lowest in the Fund's Lipper expense group, the Management Fee was appropriate and the Management Agreement with OMCAP should be approved. After considering all relevant factors, the Independent Trustees also approved the continuation of the Sub-Advisory Agreement between the Trust, OMCAP, and Analytic. However, the Independent
    Trustees requested that at the next regularly scheduled Board meeting, OMCAP further explain its plans to improve Analytic's lagging performance and further justify why Analytic should continue to serve as sub-adviser to the Fund. The Trustees noted
    that absent dramatic improvement in investment performance and/or a satisfactory explanation supporting Analytic's continuation as sub-adviser, the Board will consider alternatives, including a change of sub-adviser.

    Old Mutual Barrow Hanley Value Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by
    Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow Hanley"), the Fund's sub-adviser.

    Performance - With respect to performance, the Trustees considered that the Fund's Class Z share performance for the one year period ending August 31, 2010 ranked in the 50th percentile of the Fund's Lipper performance group. The Trustees further considered that the Fund's Class Z share performance for the three year and fifty-six month periods ending August 31, 2010 ranked in the 75th percentile and 82nd percentile of the Fund's Lipper performance group, respectively. The Trustees noted
    the Fund's improved performance during the one year period ending August 31, 2010.

    Management Fees - The Trustees considered that the Management Fee of 0.75% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.09%) was on the low end of the fees OMCAP charged equity funds of which it is the adviser.
    The Trustees considered that the Fund's contractual Management Fee ranked in the 33rd percentile of the Fund's Lipper expense group and, after OMCAP applied contractual fee waivers for the Fund's Class Z shares, the actual Management Fee ranked below the median of the Fund's Lipper expense group.

                                                                149

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS (Unaudited) - continued

    Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 31, 2012 to no more than 0.95% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes. The Trustees noted that the Fund's Class Z net total annual operating expenses after waivers ranked in the 33rd percentile of the Fund's Lipper expense group.

    Senior Officer's Report - The Trustees considered that the Senior Officer's Report indicated that the Fund's significant improvement in recent performance relative to the universe of funds in its investment category, combined with OMCAP's commitment to maintain competitive expense limitations, supported the continuation of the Management Agreement and Sub-Advisory Agreement
    with Barrow Hanley for another year.

    Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the favorable recent performance of the Fund's sub-adviser, and competitive contractual Management Fee and net total annual operating expenses after waivers for the Fund's Class Z shares, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Barrow Hanley should be approved.

    Old Mutual Focused Fund - The Trustees reviewed the services provided by OMCAP, including investment decisions, compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees considered the impact of the reorganizations of the Old Mutual Columbus Circle Technology and Communications Fund and the Old
    Mutual Growth Fund into the Fund effective December 4, 2009 (the "Reorganizations"). The Trustees further considered the portfolio management services provided by OMCAP Investors, a division of OMCAP ("OMCAP Investors").

    Performance - With respect to performance, the Trustees noted that the Fund's Class Z share performance for the one year period ending August 31, 2010 ranked in the 86th percentile of the Fund's Lipper performance group. The Trustees weighed this performance against prior periods of strong performance, and noted that the Fund's Class Z share performance for the three year and 56-month periods ending August 31, 2010 ranked in the 43rd percentile and 21st percentile of the Fund's Lipper performance group, respectively.

    Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.75% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was on the low end of the fees OMCAP charged equity funds of which it is the adviser. The Trustees also considered that the Fund's contractual Management Fee ranked in the
    21st percentile of the Fund's Lipper expense group and that after OMCAP applied contractual fee waivers for the Fund's Class
    Z shares, the Fund's actual Management Fee ranked in the 1st percentile of the Fund's Lipper expense group.

    Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through July 31, 2014 to no more than 0.95% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes. The Trustees noted that the Fund's Class Z net total annual operating expenses after waivers ranked in the 57th percentile of the Fund's Lipper expense group.

    Senior Officer's Report - The Trustees considered that the Senior Officer's Report indicated that despite the Fund's underperformance for the one year period ending August 31, 2010 relative to the universe of funds in its investment category, the Fund's strong long-term performance and the expectation of continued reduced expenses and fees resulting from the
    Reorganizations supported the continuation of the Management Agreement for another year.

    Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the strong long-term performance of the Fund's Class Z shares, and the competitive net Management Fees for the Fund's
    Class Z shares, the Management Fee was appropriate and the Management Agreement with OMCAP should be approved.

    Old Mutual Heitman REIT Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by
    Heitman Real Estate Securities, LLC ("Heitman"), the Fund's sub-adviser.

    Performance - With respect to performance, the Trustees noted that the Fund's performance for the one year period ending August
    31, 2010 ranked in the 50th percentile, and that the Fund's performance for the three year and the 56-month periods ending
    August 31, 2010 ranked in the 71st percentile and 67th percentile of the Fund's Lipper performance group, respectively.
    The Trustees noted the Fund's improved performance during the one year period ending August 31, 2010.

    Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.90% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees OMCAP charged to equity funds of which it is the adviser. The Trustees noted that the Fund's contractual Management Fee and actual Management
    Fee ranked above the median of the Fund's Lipper expense group.

    Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 31, 2012 to no more than 1.25% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes. The Trustees noted that the Fund's Class Z net total annual operating expenses after waivers was above the median of the Fund's Lipper expense group.

                                                                150

    Senior Officer's Report - The Trustees considered that the Senior Officer's Report indicated that despite the Fund's recent improvement in performance relative to the universe of funds in its investment category, the Fund's longer-term record of relative underperformance was discouraging. The Trustees noted that the Senior Officer's Report further indicated that the increase in the Fund's assets during the one year period ending August 31, 2010 improved the Fund's viability and supported the continuation of the Management Agreement and Sub-Advisory Agreement with Heitman for another year. The Trustees took under advisement the recommendation that this Fund warrants attention because of its longer-term record of lagging performance.

    Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the favorable recent performance of the Fund's sub-adviser, and the favorable performance of the sub-adviser in managing other funds, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and
    Sub-Advisory Agreement with Heitman should be approved.

    Old Mutual Large Cap Growth Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by
    Ashfield Capital Partners, LLC ("Ashfield"), the Fund's sub-adviser. The Trustees noted that Ashfield assumed management of a portion of the Fund's assets effective February 10, 2007 and that prior to August 8, 2009, the Fund was co-sub-advised by
    Ashfield and Turner Investment Partners, Inc.

    Performance - With respect to performance, the Trustees noted that the Fund's Class Z shares ranked in the 31st percentile,
    85th percentile, and 58th percentile of the Fund's Lipper performance group for the one year, three year and fifty-six month periods ending August 31, 2010, respectively. The Trustees noted the Fund's improved performance during the one year period ending August 31, 2010, which was wholly attributable to Ashfield.

    Management Fees - The Trustees considered that the Management Fee of 0.70% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.175%) was on the low end of the fees OMCAP charged equity funds of which it is the adviser.
    The Trustees noted that the Fund's contractual Management Fee ranked in the 15th percentile of the Fund's Lipper performance group, and that after OMCAP applied contractual fee waivers for the Fund's Class Z shares, the Fund's actual Management Fee ranked in the 1st percentile of the Fund's Lipper expense group.

    Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 31, 2012 to no more than 1.00% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes. The Trustees also noted that the Fund's Class Z net total annual operating expenses after waivers ranked in the 31st percentile of the Fund's Lipper expense group.

    Senior Officer's Report - The Trustees considered that the Senior Officer's Report indicated that the Fund's improved performance relative to the universe of funds in its investment category since Ashfield became the sole sub-adviser to the Fund, combined with OMCAP's agreement to cap Fund expenses, supported the continuation of the Management Agreement and Sub-Advisory
    Agreement with Ashfield for another year.

    Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the competitive actual Management Fee and net Management Fee for the Fund's Class Z shares, and the improved recent performance since Ashfield became the sole sub-adviser to the Fund, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Ashfield should be approved.

    Old Mutual Strategic Small Company Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisers, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisers. The Trustees further considered the portfolio management services provided by Ashfield, Eagle Asset Management, Inc. ("Eagle"), and Copper Rock
    Capital Partners, LLC ("Copper Rock"), each a sub-adviser to a portion ("sleeve") of the Fund's assets. The Trustees noted that
    Ashfield assumed management of a portion of the Fund's assets effective February 28, 2009.

    Performance - With respect to performance, the Trustees considered that the Fund's performance ranked in the 93rd percentile of its Lipper performance group for the one year period ending August 31, 2010, and that the Fund's performance ranked in the 64 th percentile and 62nd percentile of its Lipper performance group for the three year and 56-month periods ending August 31,
    2010, respectively.

    Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees OMCAP charged to equity funds of which it is the adviser. The Trustees noted that the Fund's contractual Management Fee was at the median of the Fund's Lipper expense group, and that after OMCAP applied contractual fee waivers for the Fund's Class Z shares, the Fund's actual Management Fee ranked in the 1st percentile of the Fund's Lipper expense group.

    Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 31, 2012 to no more than 1.30% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes. The Trustees considered that the Fund's Class Z net total annual operating expenses after waivers ranked in the 71st percentile of the Fund's Lipper expense group.

                                                                151

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS (Unaudited) - continued

    Senior Officer's Report - The Trustees considered that the Senior Officer's Report indicated that the Fund's lagging performance relative to the universe of funds in its investment category was discouraging, and specifically that Copper Rock's performance warranted review. The Trustees noted that the Senior Officer's Report further indicated that OMCAP's agreement to cap Fund expenses, combined with Eagle's strong performance and Ashfield's improved performance, supported the continuation of the
    Management Agreement and Sub-Advisory Agreements with Ashfield and Eagle for another year. The Trustees took under advisement the recommendation that Copper Rock warrants close attention because of its lagging performance.

    Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the competitive net Management Fee after contractual waivers for the Fund's Class Z shares, and the contractual
    Management Fee at the median of the Fund's Lipper expense group, the Management Fee and Sub-Advisory Fees paid to Ashfield and
    Eagle were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Ashfield and Eagle should be approved. After considering all relevant factors, the Independent Trustees also approved the continuation of the Sub-Advisory
    Agreement between the Trust, OMCAP, and Copper Rock. However, the Independent Trustees requested that at the next regularly scheduled Board meeting, OMCAP further explain its plans to improve Copper Rock's lagging performance and further justify why
    Copper Rock should continue to serve as a sub-adviser to the Fund. The Trustees noted that absent dramatic improvement in investment performance and/or a satisfactory explanation supporting Copper Rock's continuation as a sub-adviser, the Board will consider alternatives, including a change of sub-adviser.

    Old Mutual TS&W Mid-Cap Value Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by
    Thompson Siegel & Walmsley LLC ("TS&W"), the Fund's sub-adviser.

    Performance - With respect to performance, the Trustees considered that the Fund's performance ranked in the 88th percentile of the Fund's Lipper performance group during the one year period ending August 31, 2010. The Trustees weighed this performance against prior periods, and noted that the Fund's performance ranked in the 38th percentile of the Fund's Lipper performance group during the three year and 38-month periods ending August 31, 2010.

    Management Fees - The Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.10%) was at the high end of the fees OMCAP charged to equity funds of which it is the adviser and that the Fund's contractual Management Fee was above the median of the Fund's Lipper expense group. The Trustees noted that after OMCAP applied contractual fee waivers, the actual Management Fee for the Fund's Class Z shares ranked in the 25th percentile of the Fund's Lipper expense group, but that the actual Management Fee for the Fund's Institutional Class shares ranked in the 75th percentile of the Fund's Lipper expense group.

    Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 31, 2012 to no more than 1.12% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes. The Trustees noted that the Fund's Class Z net total annual operating expenses after waivers was below the median of the Fund's Lipper expense group.

    Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the Fund's relative performance above the median of the Fund's Lipper performance group during the three year and thirty-eight month periods ending August 31, 2010, and the Fund's Class Z actual Management Fee and net total annual operating expenses both below the median of the Fund's Lipper expense group after applying contractual fee waivers, the Management Fee and
    Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with TS&W should be approved.

    Old Mutual TS&W Small Cap Value Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by
    TS&W, the Fund's sub-adviser.

    Performance - With respect to performance, the Trustees considered that for the one year period ending August 31, 2010, the
    Fund's performance ranked last in its Lipper performance group, and for the three year period and fifty-six month period ending
    August 31, 2010, the Fund's performance ranked in the 57th percentile and 50th percentile of its Lipper performance group, respectively.

    Management Fees - The Trustees considered that the Management Fee of 1.00% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees OMCAP charged to equity funds of which it is the adviser. The Trustees noted that the Fund's contractual Management Fee ranked in the 29th percentile of the Fund's Lipper expense group, and that after OMCAP applied contractual fee waivers for the Fund's Class Z shares, the Fund's actual Management
    Fee ranked in the 57th percentile of the Fund's Lipper expense group.

    Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 31, 2012 to no more than 1.25% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes. The Trustees also noted that the Fund's Class Z net total annual operating expenses after waivers was at the median of the Fund's Lipper expense group.

                                                                152

    Senior Officer's Report - The Trustees considered that the Senior Officer's Report indicated that despite the Fund's underperformance for the one year period ending August 31, 2010 relative to the universe of funds in its investment category, the Fund's favorable long-term performance, combined with OMCAP's agreement to cap Fund expenses, supported the continuation of the Management Agreement and Sub-Advisory Agreement with TS&W for another year.

    Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the Fund's favorable long-term performance, and the net total annual operating expenses after waivers for the Fund's
    Class Z shares at the median of the Fund's Lipper expense group, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with TS&W should be approved.

    Old Mutual Barrow Hanley Core Bond Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley"), the Fund's sub-adviser.

    Performance - With respect to performance, the Trustees considered that the Fund's Institutional Class performance for the one year period ending August 31, 2010 ranked last in the Fund's Lipper performance group. The Trustees weighed this performance against the prior periods and noted that the Fund's Institutional Class share performance for the 33-month period ending August
    31, 2010 ranked in the 20th percentile of the Fund's Lipper performance group.

    Management Fees - The Trustees considered that the Management Fee of 0.60% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.05%) was at the high end of the fees OMCAP charged to fixed income funds of which it is the adviser, but that the contractual Management Fee was below the median of the Fund's Lipper expense group, and that after OMCAP applied contractual fee waivers for the Fund's Institutional Class shares, the actual Management Fee was at the median of the
    Fund's Lipper expense group.

    Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 31, 2012 to no more than 0.70% per year (exclusive of certain expenses such as dividends on short sales, brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Institutional Class shares. The Trustees also considered that the Fund's net total annual operating expenses for
    Institutional Class shares after waivers ranked in the 25th percentile of the Fund's Lipper expense group.

    Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the Fund's strong performance for the thirty-three month period ending August 31, 2010, and the contractual Management
    Fee and net total annual operating expenses after waivers for the Fund's Institutional Class shares below the median of the
    Fund's Lipper expense group, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Barrow Hanley should be approved.

    Old Mutual Cash Reserves Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees considered the portfolio management services provided by Dwight
    Asset Management Company LLC ("Dwight"), the Fund's sub-adviser, and noted that Dwight assumed management of the Fund's assets effective March 12, 2010.

    Performance - With respect to performance, the Trustees considered that the Fund's Class Z share performance for the one year period ending August 31, 2010 ranked in the 10th percentile of the Fund's Lipper performance group and that the Fund's Class
    Z share performance for the three year and the 56- month periods ending August 31, 2010 both ranked above the median of the
    Fund's Lipper performance group.

    Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.18% is the lowest charged by OMCAP and is consistent with fee levels that are charged a typical institutional money market fund. The Trustees also considered that the contractual Management Fee ranked in the 20th percentile of the Fund's Lipper expense group, and that after OMCAP applied contractual fee waivers for the Fund's Class Z shares, the entire Management Fee was waived.

    Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 31, 2012 to no more than 0.18% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes. The Trustees also considered OMCAP's voluntary agreement to reimburse expenses of the Fund to the extent necessary to assist the Fund in maintaining a minimum yield of 0.0% for each of the
    Fund's share classes. The Trustees noted that the Fund's Class Z net total annual operating expenses after waivers ranked at the median of the Fund's Lipper expense group.

    Senior Officer's Report- The Trustees considered that the Senior Officer's Report indicated that the significant growth in assets that resulted from Dwight assuming management of the Fund's assets, combined with the Fund's competitive yield relative to the universe of funds in its investment category and competitive contractual Management Fee and net Management Fee, supported the continuation of the Management Agreement for another year.

                                                                153

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS (Unaudited) - concluded

    Board Conclusions - Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the strong recent performance, OMCAP's voluntary agreement to assist the Fund in maintaining a minimum yield, and the competitive contractual and net Management Fee levels, the Management Fee and Sub-Advisory Fee were appropriate and the
    Management Agreement with OMCAP should be approved.

    Old Mutual Dwight High Yield Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees considered the portfolio management services provided by Dwight, the Fund's sub-adviser.

    Performance - With respect to performance, the Trustees considered that the Fund's Institutional Class performance for the one year and thirty-three month periods ending August 31, 2010 both ranked in the 1st percentile of the Fund's Lipper performance group.

    Management Fees - The Trustees considered that the Management Fee of 0.70% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.05%) was the highest of the fees OMCAP charged to fixed income funds of which it is the adviser. The Trustees noted that the Fund's contractual Management Fee was above the median of the Fund's Lipper expense group, and that after OMCAP applied contractual fee waivers for the Fund's Institutional Class shares, the actual Management Fee was at the median of the Fund's Lipper expense group.

    Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 31, 2012 to no more than 0.80% per year (exclusive of certain expenses such as dividends on short sales, brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Institutional Class shares. The Trustees noted that the Fund's net total annual operating expenses for Institutional
    Class shares after waivers ranked above the median of the Fund's Lipper expense group.

    Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the net Management Fee level at the median of the Fund's Lipper expense group, and the strong performance of the
    Fund's Institutional Class shares, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with
    OMCAP and Sub-Advisory Agreement with Dwight should be approved.

    Old Mutual Dwight Intermediate Fixed Income Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Dwight, the Fund's sub-adviser.

    Performance - With respect to performance, the Trustees considered that for the one year period ending August 31, 2010, the
    Fund's Class Z share performance ranked in the 50th percentile of the Fund's Lipper performance group, but that the Fund's
    Class Z share performance for the three year and 56-month periods ending August 31, 2010 ranked in the 13th percentile and 14 th percentile of the Fund's Lipper performance group, respectively.

    Management Fees - The Trustees considered the Management Fee of 0.45% (with fee breakpoints that could potentially lower the
    Management Fee by a total of 0.15%) and noted that the Management Fee is consistent with the fees that OMCAP charges other fixed income funds of which it is the adviser. The Trustees noted that the contractual Management Fee ranked in the 13th percentile of the Fund's Lipper expense group and that after OMCAP applied contractual fee waivers for Class Z shares, the actual
    Management Fee ranked in the 1st percentile of the Fund's Lipper expense group.

    Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 31, 2012 to no more than 0.58% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes. The Trustees also considered that the Fund's net total annual operating expenses for Class Z shares after waivers ranked in the 25th percentile of the Fund's Lipper expense group.

    Senior Officer's Report - The Trustees considered that the Senior Officer's Report indicated that the Fund's competitive expense limitations and strong long-term performance relative to the universe of funds in its investment category supported the continuation of the Management Agreement with OMCAP and Sub-Advisory Agreement with Dwight for another year.

    Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the competitive contractual Management Fee and net Management Fee, and the strong long-term performance of the Fund's
    Class Z shares, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and
    Sub-Advisory Agreement with Dwight should be approved.

    Old Mutual Dwight Short Term Fixed Income Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Dwight, the Fund's sub-adviser.

                                                                154

    Performance - With respect to performance, the Trustees considered that the Fund's Class Z share performance for the one year and three year periods ending August 31, 2010 ranked in the 90th percentile and 80th percentile of the Fund's Lipper performance group respectively. The Trustees noted that the Fund's Class Z share performance for the 56-month period ending
    August 31, 2010 ranked in the 56th percentile of the Fund's Lipper performance group.

    Management Fees - The Trustees considered the Management Fee of 0.45% (with fee breakpoints that could potentially lower the
    Management Fee by a total of 0.15%) and noted that the Management Fee is consistent with the fees that OMCAP charges other fixed income fund of which it is the adviser. The Trustees noted that the contractual Management Fee ranked in the 40th percentile of the Fund's Lipper expense group, but that the Fund's actual Management Fee ranked in the 57th percentile of the Fund's
    Lipper expense group due to OMCAP's recoupment of Management Fees waived and expenses paid under the Expense Limitation
    Agreement during the one year period ending March 31, 2010.

    Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 31, 2012 to no more than 0.70% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes. The Trustees noted that the Fund's Class Z net total annual operating expenses after waivers was above the median of the Fund's Lipper expense group.

    Senior Officer's Report - The Trustees considered that the Senior Officer's Report indicated that the Fund's competitive expense limitations and favorable long-term performance relative to the universe of funds in its investment category supported the continuation of the Management Agreement with OMCAP and Sub-Advisory Agreement with Dwight for another year.

    Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the competitive contractual Management Fee, and the competitive long-term performance of the Fund's Class Z shares, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with
    Dwight should be approved.

                                                                155

FOR MORE INFORMATION

For investors who want more information about Old Mutual Funds II, please contact us at:

     | By Telephone:
     | 888-772-2888
     |
     | By Mail:
     | Old Mutual Funds II
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     | oldmutualfunds.com

This annual report is intended for the information of Old Mutual
Funds II shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You
may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of Old Mutual Funds II, by visiting oldmutualfunds.com or by calling 888-772-2888. Please read the prospectus carefully before investing.

                                                                                                                   [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners

R-11-009 5/2011

Item 2.	Code of Ethics.

(a)
As of the end of the period covered by this report, Old Mutual Funds II (the “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”).

(c)
During the period covered by this report, no amendments have been made to a provision of the registrant’s code of ethics that applies to the registrant’s PEO or PFO, and that relates to any element of the “code of ethics” definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d)
During the period covered by this report, the registrant has not granted a waiver, including an implicit waiver, from a provision of the registrant’s code of ethics to the registrant’s PEO or PFO that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.

(f)(1)	A copy of the registrant’s code of ethics is filed as an exhibit to this report, pursuant to Item 12(a)(1) of Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1)
The board of trustees of the registrant (the “board”) has determined that the registrant has an “audit committee financial expert” serving on its audit committee, as that term is defined in paragraph (b) of Item 3 of Form N-CSR.

(a)(2)
The name of the audit committee financial expert is John R. Bartholdson.  Mr. Bartholdson is an “independent” member of the audit committee as that term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees - The aggregate fees billed to the registrant by its principal accountant for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ending March 31, 2011 and 2010 were $334,000 and $334,000, respectively.

(b)
Audit-Related Fees – The aggregate fees billed to the registrant by its principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and that are not reported under paragraph (a) of this Item 4 for the fiscal years ending March 31, 2011 and 2010 were $0 and $2,000, respectively.  These fees were for the review of the registrant’s proxy statement.

The aggregate fees billed for assurance and related services by the registrant’s principal accountant to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (collectively, the “Service Providers”) that were reasonably related to the performance of the audit of the registrant’s financial statements, which required pre-approval by the board’s audit committee, for the fiscal years ending March 31, 2011 and 2010 were $4,000 and $0, respectively.  These fees were for the review of the registrant’s registration statement.

(c)
Tax Fees – The aggregate fees billed to the registrant by its principal accountant for professional services rendered by the accountant for tax compliance, tax advice, and tax planning (“tax fees”) for the fiscal years ending March 31, 2011 and 2010 were $83,000 and $93,000, respectively.  These tax fees were for the preparation of federal and state income tax returns, preparation of excise tax returns and for the review of certain excise distribution calculations performed by the registrant’s sub-administrator.

The aggregate tax fees billed by the registrant’s principal accountant to the Service Providers, which required pre-approval by the board’s audit committee, for the fiscal years ending March 31, 2011 and 2010 were $3,000 and $0, respectively.  These tax fees were for the preparation of federal and state income tax returns for liquidated funds.

(d)
All Other Fees – The aggregate fees billed to the registrant by its principal accountant for products and services provided by the accountant, other than the services reported in paragraphs (a), (b), and (c) of this Item 4 (“all other fees”), for the fiscal years ending March 31, 2011 and 2010 were $0 and $0, respectively.

The aggregate of all other fees billed by the registrant’s principal accountant to the Service Providers, which required pre-approval by the board’s audit committee, for the fiscal years ending March 31, 2011 and 2010 were $0 and $0, respectively.

(e)(1)
The board’s audit committee shall consider for preapproval all permissible non-audit services that are proposed to be provided to the registrant by its independent auditors and shall have preapproved any such permissible non-audit services before they are provided to the registrant.  Such preapproval may be granted by one or more members of the audit committee, so long as any such member’s decision to preapprove is presented to the full audit committee, solely for information purposes, at its next scheduled meeting.

(e)(2)	None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
For the fiscal years ending March 31, 2011 and 2010, the aggregate non-audit fees billed by the registrant’s principal accountant to the registrant and the Service Providers were $86,000 and $93,000, respectively.

(h)
The board’s audit committee has considered whether the provision of non-audit services by the registrant’s principal accountant to the Service Providers which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	SCHEDULE I – INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS is included as part of the reports to shareholders filed under Item 1 of this report.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which shareholders may recommend nominees to the board, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item 10.

Item 11.	Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures of the registrant as of a date within 90 days of the filing date of this report, the registrant’s PEO and PFO, or persons performing similar functions, have concluded that the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed in this report is recorded, processed, summarized, and reported within required time periods, and accumulated and communicated to the registrant’s management, including the registrant’s PEO and PFO, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)
During the quarter ended March 31, 2010, there has been no change in the registrant’s internal control over financial reporting that has materially affected, or that is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1)	Attached hereto as Exhibit EX-99.CODE ETH.

(a)(2)	Attached hereto as Exhibit EX-99.CERT.

(a)(3)	Not applicable.

(b)	Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OLD MUTUAL FUNDS II

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, President

Date:	May 13, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, Principal Executive Officer

Date:	May 13, 2011

By:	/s/ Robert T. Kelly
Robert T. Kelly, Principal Financial Officer

Date:	May 13, 2011